Exhibit 10.3

EXECUTION VERSION
FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED UNSECURED TERM LOAN AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED UNSECURED TERM LOAN AGREEMENT (this “Amendment”) is made and entered into as of January 22, 2026 by and among FIRST INDUSTRIAL, L.P., a limited partnership formed under the laws of the State of Delaware (together with its successors and assigns, the “Borrower”), FIRST INDUSTRIAL REALTY TRUST, INC., a corporation formed under the laws of the State of Maryland (the “General Partner”), each of the financial institutions initially a signatory to the Existing Loan Agreement (as defined below) together with their successors and assigns under Section 13.1 of the Existing Loan Agreement (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WITNESSETH:

WHEREAS, the Borrower, the General Partner, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Unsecured Term Loan Agreement dated as of March 18, 2025 (as amended, restated, supplemented or otherwise modified prior to the effectiveness of this Amendment, the “Existing Loan Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend certain terms and conditions of the Existing Loan Agreement as described herein; and

WHEREAS, the Administrative Agent and the Lenders party to this Amendment have agreed to so amend certain terms and conditions of the Existing Loan Agreement, all on the terms and conditions set forth below in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.    Definitions. All capitalized undefined terms used in this Amendment shall have the meanings ascribed thereto in the Existing Loan Agreement as amended hereby.
2.    Amendments to Existing Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 3, as of the date hereof (such date, the “Amendment Effective Date”) the Existing Loan Agreement is hereby amended as set forth in the marked terms on Exhibit A-1 attached hereto including the amended Exhibit J (but excluding all other Schedules and Exhibits thereto) (the “Amended Loan Agreement”). In Exhibit A-1 hereto, deletions of text in the Amended Loan Agreement are indicated by struck-through text (indicated in the same manner as the following example: ~~stricken text~~ or ~~stricken text~~), and insertions of text are indicated by bold, double-underlined text (indicated in the same manner as the following example: double-underlined text or double-underlined text). Exhibit A-2 attached hereto sets forth a clean copy of the Amended Loan Agreement, after giving effect to such amendments.
3.    Conditions to Effectiveness.    This Amendment shall not be effective until the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by the Borrower, the General Partner, the Administrative Agent, and the Lenders.
4.    Representations and Warranties. Except for changes in factual circumstances specifically and expressly permitted under the Loan Documents, the representations and warranties of the Borrower and each other Loan Party contained in Article VI of the Amended Loan Agreement or any other Loan Document to which any of them is a party, are true and correct on and as of the date hereof except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty is true and correct on and as of such earlier date.
5.    Limited Amendment; Ratification of Loan Documents. Except as specifically amended or modified hereby, the terms and conditions of the Existing Loan Agreement and the other Loan Documents shall remain in full force and effect, and are hereby ratified and affirmed in all respects. This Amendment shall not be deemed a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Existing Loan Agreement or any other Loan Document, except as expressly set forth herein.
6.    Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Illinois, but giving effect to federal laws applicable to national banks.
7.    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require Administrative Agent to accept electronic signatures in any form or format without its prior written consent.
8.    Headings. The headings of this Amendment and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Amendment.
9.    Miscellaneous. This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof. Any determination that any provision of this Amendment or any application hereof is invalid, illegal, or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this Amendment. Each of the Borrower and the General Partner represents and warrants that it has consulted with independent legal counsel of its selection in connection herewith and is not relying on any representations or warranties of the Administrative Agent or the Lenders or their counsel in entering into this Amendment. This Amendment shall constitute a Loan Document.
*******
2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

FIRST INDUSTRIAL, L.P., as the Borrower

By:    FIRST INDUSTRIAL REALTY TRUST, INC.,
    its General Partner

By: /s/ Scott A. Musil
Name:    Scott A. Musil
Title:    Chief Financial Officer

FIRST INDUSTRIAL REALTY TRUST, INC., as General Partner

By: /s/ Scott A. Musil
Name:    Scott A. Musil
Title:    Chief Financial Officer
Signature Page to
First Amendment to
Second Amended and Restated Unsecured Term Loan Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and a Lender

By: /s/ Craig V. Koshkarian
Name:    Craig V. Koshkarian
Title:    Executive Director

Signature Page to
First Amendment to
Second Amended and Restated Unsecured Term Loan Agreement

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Thomas W. Nowak
Name:    Thomas W. Nowak
Title:    Senior Vice President

Signature Page to
First Amendment to
Second Amended and Restated Unsecured Term Loan Agreement

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ James A. Harmann
Name:    James A. Harmann
Title:    Senior Vice President

Signature Page to
First Amendment to
Second Amended and Restated Unsecured Term Loan Agreement

REGIONS BANK,
as a Lender

By: /s/ Walter E. Rivadeneira
Name:    Walter E. Rivadeneira
Title:    Senior Vice President

Signature Page to
First Amendment to
Second Amended and Restated Unsecured Term Loan Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Patrick T. Brooks
Name:    Patrick T. Brooks
Title:    Vice President

Signature Page to
First Amendment to
Second Amended and Restated Unsecured Term Loan Agreement

FIRST INDEPENDENCE BANK,
as a Lender

By: /s/ Andrew Harper
Name:    Andrew Harper
Title:    Chief Credit Officer

Signature Page to
First Amendment to
Second Amended and Restated Unsecured Term Loan Agreement

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Joel Dalson
Name:    Joel Dalson
Title:    Senior Vice President
Signature Page to
First Amendment to
Second Amended and Restated Unsecured Term Loan Agreement

The undersigned, as Guarantor under that certain Second Amended and Restated Guaranty dated as of March 18, 2025, hereby consents to the foregoing First Amendment to Second Amended and Restated Unsecured Term Loan Agreement and acknowledges and agrees that the Second Amended and Restated Guaranty dated as of March 18, 2025 and executed by the undersigned remains in full force and effect.

FIRST INDUSTRIAL REALTY TRUST, INC., as Guarantor

By: /s/ Scott A. Musil
Name:    Scott A. Musil
Title:    Chief Financial Officer

Signature Page to
First Amendment to
Second Amended and Restated Unsecured Term Loan Agreement

EXHIBIT A-1

MARKED COPY OF AMENDED LOAN AGREEMENT

        Conformed Copy
~~EXECUTION VERSION~~
SECOND AMENDED AND RESTATED UNSECURED TERM LOAN AGREEMENT
DATED AS OF MARCH 18, 2025
AS AMENDED BY FIRST AMENDMENT TO SECOND AMENDED AND RESTATED UNSECURED TERM LOAN AGREEMENT DATED AS OF JANUARY 22, 2026
AMONG
FIRST INDUSTRIAL, L.P., AS BORROWER
FIRST INDUSTRIAL REALTY TRUST, INC.,
AS GENERAL PARTNER AND GUARANTOR
THE LENDERS
AND
WELLS FARGO BANK, NATIONAL ASSOCIATION
AS ADMINISTRATIVE AGENT
AND
PNC BANK, NATIONAL ASSOCIATION,
AS SYNDICATION AGENT
AND
FIFTH THIRD BANK, NATIONAL ASSOCIATION, REGIONS BANK and
BANK OF AMERICA, N.A.,
AS CO-DOCUMENTATION AGENTS
____________________________________________________________________________
WELLS FARGO SECURITIES, LLC,
PNC CAPITAL MARKETS LLC,
FIFTH THIRD BANK, NATIONAL ASSOCIATION,
REGIONS CAPITAL MARKETS and BOFA SECURITIES, INC.,
AS JOINT-LEAD ARRANGERS
AND

WELLS FARGO SECURITIES, LLC and PNC CAPITAL MARKETS LLC,

AS JOINT BOOK RUNNERS

			Page

ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS			2

1.1.	Definitions		2
1.2.	Financial Standards	~~29~~	28
1.3.	Classification of Loans and Borrowings		29
1.4.	General References		29
1.5.	Rates	~~30~~	29
1.6	Divisions		30
1.7.	Sustainability Adjustment Amendments		30
1.8.	Amendment and Restatement of the Existing Term Loan Agreement	~~32~~	31

ARTICLE II. THE FACILITY			32

2.1.	The Facility		32
2.2.	Incremental Loans	~~33~~	32
2.3.	Principal Payments	~~34~~	33
2.4.	Requests for Borrowings; Responsibility for Borrowings	~~34~~	33
2.5.	Evidence of Credit Extensions	~~34~~	33
2.6.	Loans and Borrowings		34
2.7.	Requests for Borrowings	~~35~~	34
2.8.	Interest Elections		36
2.9.	Applicable Margins		37
2.10.	Funds Transfer Disbursements		39
2.11.	Minimum Amount of Each Borrowing		39
2.12.	Interest		39
2.13.	Method of Payment	~~40~~	39
2.14.	Default		40
2.15.	Lending Offices	~~41~~	40
2.16.	Non Receipt of Funds by Administrative Agent	~~41~~	40
2.17.	[Reserved]		41
2.18.	[Reserved]		41
2.19.	Extension of Maturity Date		41
2.20.	Pro Rata Treatment/Sharing of Payments		42
2.21.	[Reserved]		43
2.22.	Application of Moneys Received		43
2.23.	[Reserved]	~~44~~	43
2.24.	Voluntary Prepayments of Loans	~~44~~	43

ARTICLE III. [RESERVED]			44

i

(Continued
ii

(Continued
iii

(Continued

			Page

8.12.	Distributions		72
8.13.	Guarantors		72
8.14.	Compliance with Anti-Corruption Laws, Beneficial Ownership Regulation, Anti-Money Laundering Laws, and Sanctions	~~72~~	73

ARTICLE IX. NEGATIVE COVENANTS			73

9.1.	Change in Business		73
9.2.	Change of Management of Properties		73
9.3.	Change of Borrower Ownership		73
9.4.	Use of Proceeds	~~73~~	74
9.5.	Liens		74
9.6.	Regulation U	~~74~~	75
9.7.	Indebtedness and Cash Flow Covenants	~~74~~	75
9.8.	Change of Control; Mergers and Dispositions		76
9.9.	Negative Pledge	~~76~~	77
9.10.	Outbound Investment Rules		77

ARTICLE X. DEFAULTS		~~76~~	77

10.1.	Nonpayment of Principal	~~76~~	77
10.2.	Certain Covenants	~~76~~	77
10.3.	Nonpayment of Interest and Other Obligations		77
10.4.	Cross Default		77
10.5.	Loan Documents	~~77~~	78
10.6.	Representation or Warranty	~~77~~	78
10.7.	Covenants, Agreements and Other Conditions	~~77~~	78
10.8.	No Longer General Partner	~~77~~	78
10.9.	Material Adverse Financial Change	~~77~~	78
10.10.	Bankruptcy	~~77~~	78
10.11.	Legal Proceedings	~~78~~	79
10.12.	ERISA	~~78~~	79
10.13.	Change in Control	~~78~~	79
10.14.	Failure to Satisfy Judgments		79
10.15.	Environmental Remediation		79

ARTICLE XI. ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES		~~79~~	80

11.1.	Acceleration	~~79~~	80
11.2.	Preservation of Rights; Amendments	~~79~~	80

ARTICLE XII. THE ADMINISTRATIVE AGENT			80

12.1.	Appointment		80
iv

(Continued

			Page

12.2.	Powers	~~80~~	81
12.3.	General Immunity	~~80~~	81
12.4.	No Responsibility for Loans, Recitals, etc.	~~80~~	81
12.5.	Action on Instructions of Lenders		81
12.6.	Employment of Administrative Agents and Counsel	~~81~~	82
12.7.	Reliance on Documents; Counsel	~~81~~	82
12.8.	Administrative Agent’s and Sustainability Structuring Agent’s Reimbursement and Indemnification	~~81~~	82
12.9.	Rights as a Lender	~~82~~	83
12.10.	~~[Reserved]~~ Funds Transfer Disbursements	~~82~~	83
12.11.	Lender Credit Decision	~~82~~	83
12.12.	Successor Administrative Agent	~~83~~	85
12.13.	Notice of Defaults	~~84~~	86
12.14.	Requests for Approval	~~84~~	86
12.15.	Copies of Documents	~~85~~	86
12.16.	Defaulting Lenders	~~85~~	86
12.17.	Delegation to Affiliates	~~86~~	87
12.18.	Managing Agents, Syndication Agent, Sustainability Structuring Agent, etc.	~~86~~	87
12.19.	Erroneous Payments	~~86~~	88
12.20.	Sustainability Matters	~~88~~	90

ARTICLE XIII. BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS		~~89~~	90

13.1.	Successors and Assigns	~~89~~	90
13.2.	Participations	~~89~~	91
13.3.	Assignments; Consents	~~91~~	92
13.4.	Register	~~92~~	94
13.5.	[Reserved]	~~93~~	94
13.6.	Confidentiality	~~93~~	94
13.7.	Tax Treatment	~~94~~	95

ARTICLE XIV. GENERAL PROVISIONS		~~94~~	96

14.1.	Survival of Representations	~~94~~	96
14.2.	Governmental Regulation	~~94~~	96
14.3.	Taxes	~~94~~	96
14.4.	Headings	~~94~~	96
14.5.	No Third Party Beneficiaries	~~94~~	96
14.6.	Expenses; Indemnification	~~94~~	96
14.7.	Severability of Provisions	~~95~~	97
14.8.	Nonliability of the Lenders; No Advisory or Fiduciary Responsibility	~~96~~	97
14.9.	Choice of Law	~~97~~	99
v

(Continued

			Page

14.10.	Consent to Jurisdiction	~~97~~	99
14.11.	WAIVER OF JURY TRIAL	~~98~~	99
14.12.	Successors and Assigns	~~98~~	99
14.13.	Entire Agreement; Modification of Agreement	~~98~~	100
14.14.	Dealings with the Borrower	~~99~~	101
14.15.	Set-Off	~~99~~	101
14.16.	Counterparts; Integration, Effectiveness, Electronic Execution	~~100~~	101
14.17.	Patriot Act CIP Notice	~~101~~	103
14.18.	Acknowledgement and Consent to Bail-In of Affected Financial Institutions	~~101~~	103
14.19.	Acknowledgement Regarding Any Supported QFCs	~~102~~	104
14.20.	Certain ERISA Matters	~~103~~	105

ARTICLE XV. NOTICES		~~104~~	106

15.1.	Giving Notice; Electronic Delivery	~~104~~	106
15.2.	Change of Address	~~106~~	108

vi

(Continued)
EXHIBITS
A    -    Term Loan Commitment Amounts
B    -    Form of Note
C    -    Form of Disbursement Instruction Agreement
D    -    Form of Guaranty
E    -    [Reserved]
F    -    [Reserved]
G    -    [Reserved]
H    -    Form of Compliance Certificate
I    -    Form of Assignment Agreement
J    -    Form of Notice of Borrowing

SCHEDULES
6.9    Litigation (Borrower)
6.19    Environmental Compliance
6.24    Trade Names
6.25    Subsidiaries (Borrower)
6.26    Unencumbered Assets
7.8    Litigation (General Partner)
7.18    Subsidiaries (General Partner)
vii

SECOND AMENDED AND RESTATED UNSECURED TERM LOAN AGREEMENT
THIS SECOND AMENDED AND RESTATED UNSECURED TERM LOAN AGREEMENT is entered into as of March 18, 2025 by and among the following:
FIRST INDUSTRIAL, L.P., a Delaware limited partnership having its principal place of business at 1 N. Wacker Drive, Suite 4200, Chicago, Illinois 60606, the sole general partner of which is First Industrial Realty Trust, Inc., a Maryland corporation;
FIRST INDUSTRIAL REALTY TRUST, INC., a Maryland corporation that is qualified as a real estate investment trust whose principal place of business is 1 N. Wacker Drive, Suite 4200, Chicago, Illinois 60606 (“General Partner”);
WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells”), a national bank organized under the laws of the United States of America having an office at 10 South Wacker Drive, ~~32nd~~20th Floor, Chicago, IL 60606, as Administrative Agent (“Administrative Agent”) for the Lenders (as defined below); and
Those Lenders identified on the signature pages hereto.
RECITALS
A.    The Borrower is primarily engaged in the business of acquiring, developing, owning and operating bulk warehouse and light industrial properties.
B.    The Borrower, the General Partner, the lenders party thereto and Wells, as administrative agent are currently party to the Amended and Restated Unsecured Term Loan Agreement, dated as of July 7, 2021 (as amended, modified or otherwise supplemented prior to the date hereof, the “Existing Term Loan Agreement”).
C.    The Borrower, the Lenders and the Administrative Agent have agreed to enter into this Agreement in order to (i) amend and restate the Existing Term Loan Agreement in its entirety, (ii) re-evidence the Obligations under, and as defined in, the Existing Term Loan Agreement, which shall be repayable in accordance with the terms of this Agreement, and (iii) set forth the terms and conditions under which the Lenders will, on the Closing Date, make term loans to or for the benefit of the Borrower.
D.    The parties hereto intend that this Agreement not constitute a novation of the obligations and liabilities of the parties under the Existing Term Loan Agreement or be deemed to evidence or constitute full repayment of such obligations and liabilities, but that this Agreement amend and restate in its entirety the Existing Term Loan Agreement and re-evidence the obligations and liabilities of the Borrower outstanding thereunder, which shall be payable in accordance with the terms hereof.
E.    Each of the Borrower and the General Partner confirms that all obligations under the applicable “Loan Documents” (as referred to and defined in the Existing Term Loan Agreement) shall continue in full force and effect as modified or restated by the Loan Documents (as referred to and defined herein) and that, from and after the Agreement Execution Date, all references to the

“Loan Agreement” or the “Term Loan Agreement” contained in any such existing “Loan Documents” shall be deemed to refer to this Agreement.
F.    The General Partner is fully liable for the obligations of the Borrower hereunder by virtue of its status as the sole general partner of the Borrower and as guarantor under the Guaranty.
NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:
ARTICLE I.

DEFINITIONS AND ACCOUNTING TERMS
1.1.    Definitions. As used in this Agreement, the following terms have the meanings set forth below:
~~“Adjusted Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to the greater of (a) the sum of (i) SOFR for the day (such day, a “SOFR Determination Day”) that is five (5) U.S. Government Securities Business Days prior to (A) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (B) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website plus (ii) 0.10% per annum, and (b) the Floor. If by 5:00 p.m. on the second (2nd) U.S. Government Securities Business Day immediately following any SOFR Determination Day, SOFR in respect of such SOFR Determination Day has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to Adjusted Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Day will be SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website; provided that any SOFR determined pursuant to this sentence shall be utilized for purposes of calculation of Adjusted Daily Simple SOFR for no more than three (3) consecutive SOFR Rate Days. Any change in Adjusted Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower.~~
~~“Adjusted Daily Simple SOFR Applicable Margin” means the Applicable Margin in effect for an Adjusted Daily Simple SOFR Borrowing as determined in accordance with Section 2.9 hereof.~~
“Adjusted EBITDA” means for any Person the sum of EBITDA for such Person and such Person’s reported corporate overhead for itself and its Subsidiaries; provided that “Adjusted EBITDA” shall have deducted overhead related to specific properties.
~~“Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor.~~

“Administrative Agent” means Wells, in its capacity as contractual representative of the Lenders pursuant to Article XII, and not in its individual capacity as a Lender, and any successor Administrative Agent appointed pursuant to Article XII.
“Administrative Office” means the Administrative Agent’s office designated on its signature page to this Agreement or such other office as may be designated by the Administrative Agent by written notice to the Borrower and the Lenders.
“Administrative Questionnaire” means the Administrative Questionnaire completed by each Lender and delivered to the Administrative Agent in a form supplied by the Administrative Agent to the Lenders from time to time.
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Affiliate” means any Person directly or indirectly controlling, controlled by or under direct or indirect common control with any other Person. A Person shall be deemed to control another Person if the controlling Person owns ten percent (10%) or more of any class of voting securities of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise; provided that in no event shall the Administrative Agent or any Lender be deemed to be an Affiliate of the Borrower.
“Aggregate Term Loan Commitment” means, as of any date, the total of all Term Loan Commitments, which as of the Agreement Execution Date is $200,000,000.
“Agreement” means this Second Amended and Restated Unsecured Term Loan Agreement and all amendments, modifications and supplements hereto.
“Agreement Execution Date” shall mean March 18, 2025, the date on which all of the parties hereto have executed this Agreement.
“Anti-Corruption Laws” means all Applicable Laws of any jurisdiction that the Borrower or any of its Subsidiaries or Affiliates is located or is doing business from time to time concerning or relating to bribery or corruption, including the United States Foreign Corrupt Practices Act of 1977 and the rules and regulations thereunder and the U.K. Bribery Act 2010 and the rules and regulations thereunder.
“Anti-Money Laundering Laws” means any and all Applicable Laws of any jurisdiction that the Borrower or any of its Subsidiaries or Affiliates is located or is doing business related to terrorism financing, money laundering, any predicate crime to money laundering or any financial record keeping, including any applicable provision of the PATRIOT Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959).
“Applicable Cap Rate” means 5.75%.

“Applicable Law” means all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes, directions, executive orders, and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.
“Applicable Margin” means the applicable margins set forth in the table in Section 2.9 used in calculating the interest rate applicable to the various types of Borrowings, which shall vary from time to time in accordance with the long term, senior unsecured debt ratings of the Borrower and the General Partner in the manner set forth in Section 2.9. In no event shall the Applicable Margin be less than zero.
“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
“Arranger” means each of ~~Wells Fargo Securities, LLC,~~WFS, PNC Capital Markets LLC, Fifth Third Bank, National Association, Regions Capital Markets and BofA Securities, Inc. and their respective successors in their capacity as Joint Lead Arrangers.
“Asset Sale” means any sale or other disposition by the Consolidated Operating Partnership of any Property or other assets (excluding any proceeds resulting from the casualty or condemnation of such Property or other assets, to the extent such proceeds are used to rebuild such Properties or assets within 365 days of receipt of such proceeds) that yields gross proceeds equal to the aggregate of (i) all cash proceeds, plus (ii) the initial principal amount of any noncash proceeds consisting of notes or other debt securities, plus (iii) the fair market value of other non-cash proceeds, if and to the extent that the aggregate of (i), (ii) and (iii) exceeds $5,000,000.
“Assets Acquired Not In Service” means, as of any date of determination, any Project which has been acquired and owned for less than 12 months but has not yet been leased to 90%.
“Assets Under Development” means, as of any date of determination, any Project which is under construction and then treated as an asset under development under GAAP.
“Assignment and Assumption Agreement” means an Assignment and Assumption Agreement among a Lender, an Eligible Assignee and the Administrative Agent, substantially in the form of Exhibit I.
“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an Interest Period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 4.8(c)(iv).

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Base Rate” means, at any time, the highest of (a) the Prime Rate, (b) the Federal Funds Rate plus 0.50% and (c) ~~Adjusted~~ Daily Simple SOFR in effect on such day plus 1.0%; each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate, the Federal Funds Rate or ~~Adjusted~~ Daily Simple SOFR, as applicable (provided that clause (c) shall not be applicable during any period in which ~~Adjusted~~ Daily Simple SOFR is unavailable or unascertainable). Notwithstanding the foregoing, in no event shall the Base Rate be less than 1.0% per annum.
“Base Rate Applicable Margin” means the Applicable Margin in effect for a Base Rate Borrowing as determined in accordance with Section 2.9 hereof.
“Benchmark” means, initially, (a) with respect to any Term SOFR Loan, the Term SOFR Reference Rate and (b) with respect to any ~~Adjusted~~ Daily Simple SOFR Loan, SOFR; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate, SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 4.8(c)(i).

“Benchmark Replacement” means, with respect to any Benchmark Transition Event for any then-current Benchmark, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for such Benchmark giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for such Benchmark for Dollar-denominated syndicated credit facilities and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of any then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities.

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(a)     in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof); or

(b)     in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been, or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) have been determined and announced by or on behalf of the administrator of such Benchmark (or such component thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, if such Benchmark is a term rate, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means, with respect to the then-current Benchmark, the occurrence of one or more of the following events with respect to such Benchmark:

(a)     a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof);

(b)     a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the FRB, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or

(c)     a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.

For the avoidance of doubt, if such Benchmark is a term rate, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Start Date” means, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication).
“Benchmark Unavailability Period” means, with respect to any then-current Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date with respect to such Benchmark has occurred if, at such time, no Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 4.8(c)(i) and (y) ending at the time that a Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 4.8(c)(i).
“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 CFR § 1010.230.
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of

Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“BHC Act Affiliate” is defined in Section 14.19.
“Borrower” means First Industrial, L.P., along with its permitted successors and assigns.
“Borrower EP Interest Accrual Date” has the meaning assigned thereto in Section 12.19(c).
“Borrowing” means Loans of the same Type, made, converted or continued on the same date and, in the case of Term SOFR Loans, as to which a single Interest Period is in effect.
“Borrowing Date” means a Business Day on which a Borrowing is made to the Borrower.
“Borrowing Notice” is defined in Section 2.7 hereof.
“Business Day” means any day that is not a Saturday, Sunday or other day on which the Federal Reserve Bank of New York is closed.
“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person which is not a corporation and any and all warrants or options to purchase any of the foregoing.
“Cash Equivalents” ~~shall mean~~means (i) short term obligations of, or fully guaranteed by, the United States of America, (ii) commercial paper rated A 1 or better by S&P or P-1 or better by Moody’s, or (iii) certificates of deposit issued by and time deposits with commercial banks (whether domestic or foreign) having capital and surplus in excess of $100,000,000; provided in each case that the same provides for payment of both principal and interest (and not principal alone or interest alone) and is not subject to any contingency regarding the payment of principal or interest, provided that all such Cash Equivalents would qualify as cash equivalents in accordance with GAAP.
“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), of more than 40% of the aggregate voting power represented by the then outstanding voting stock of the General Partner, (b) the occupation of a majority of the seats (other than vacant seats) on the board of directors of the General Partner by Persons who were neither (i) nominated by the board of directors of the General Partner, (ii) appointed by directors so nominated, nor (iii) nominated by holders of the preferred stock in the General Partner pursuant to the terms of such stock; or (c) the General Partner shall cease to own, directly or indirectly, fifty-one percent (51%) or more of the Equity Interests of the Borrower.
“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority, or (c) the making or issuance of any request, rules, guideline, requirement or directive (whether or not having the force of law) by any Governmental Authority;

provided however, that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements and directives thereunder, issued in connection therewith or in implementation thereof, and (ii) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law” regardless of the date enacted, adopted, issued or implemented.
“Closing Date” means the date on which the conditions precedent in Section 5.1 are satisfied in accordance therewith and this Agreement becomes effective.
“Code” means the Internal Revenue Code of 1986 as amended from time to time, or any replacement or successor statute, and the regulations promulgated thereunder from time to time.
“Communication” means any Loan Document and any document, amendment, approval, consent, information, notice, certificate, report, statement, disclosure, certification or authorization related to any Loan Document.
“Conforming Changes” means, with respect to the use or administration of an initial Benchmark or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Borrowing,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section ~~4.8~~4.4 hereof and other technical, administrative or operational matters) that the Administrative Agent reasonably decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).
“Consolidated Leverage Ratio” means, as of any date of determination, the ratio of Consolidated Total Indebtedness to Implied Capitalization Value of the Consolidated Operating Partnership.
“Consolidated Leverage Ratio Increase Period” is defined in Section 9.7(b).

“Consolidated Operating Partnership” means the Borrower, the General Partner and any other subsidiary partnerships or entities of either of them which are required under GAAP to be consolidated with the Borrower and the General Partner for financial reporting purposes.
“Consolidated Secured Debt” means as of any date of determination, the sum of (a) the aggregate outstanding principal amount of all Indebtedness of the Consolidated Operating Partnership outstanding at such date which is secured by a Lien on any asset or Capital Stock of Consolidated Operating Partnership, including without limitation loans secured by mortgages, stock, or partnership interests, but excluding Defeased Debt and (b) the amount by which the aggregate principal amount of all Indebtedness of the Subsidiaries of the Borrower or the General Partner outstanding at such date exceeds $5,000,000 (for the avoidance of doubt, (x) excluding Indebtedness of the Borrower and (y) including Guarantee Obligations (other than customary non-recourse carveout obligations) of the Subsidiaries of the General Partner (other than the Borrower) in respect of primary obligations of the Borrower or the General Partner), without duplication of any Indebtedness included under clause (a). For clarification, Consolidated Secured Debt shall include the Borrower’s or the General Partner’s Ownership Share of any Investment Affiliate’s Indebtedness.
“Consolidated Senior Unsecured Debt” means as of any date of determination, the aggregate outstanding principal amount of all Indebtedness of the Consolidated Operating Partnership (which will include, without limitation, any Indebtedness that is secured by partnership interests and that is recourse to the Borrower or the Guarantor, where such recourse component applies only to the payment of principal and/or interest), outstanding at such date other than (a) Indebtedness which is contractually subordinated to the Indebtedness of the Consolidated Operating Partnership under the Loan Documents on terms acceptable to the Administrative Agent and (b) that portion of Consolidated Secured Debt described in clause (a) of that definition. For clarification, Consolidated Senior Unsecured Debt shall exclude the Borrower’s or the General Partner’s Ownership Share of any Investment Affiliate’s Indebtedness.
“Consolidated Total Indebtedness” means as of any date of determination, all Indebtedness of the Consolidated Operating Partnership outstanding at such date, determined on a consolidated basis in accordance with GAAP, after eliminating intercompany items; provided that for purposes of defining “Consolidated Total Indebtedness” the term “Indebtedness” shall not include the short term debt (e.g. accounts payable, short term expenses) of the Borrower or the General Partner or Defeased Debt. For clarification, Consolidated Total Indebtedness shall include the Borrower’s or the General Partner’s Ownership Share of any Investment Affiliate’s Indebtedness.
“Controlled Group” means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with all or any of the entities in the Consolidated Operating Partnership, are treated as a single employer under Sections 414(b) or 414(c) of the Code.
“Conversion/Continuation Notice” is defined in Section 2.8.

“Covered Entity” is defined in Section 14.19.
“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to the greater of (a) SOFR for the day (such day, a “SOFR Determination Day”) that is five (5) U.S. Government Securities Business Days prior to (A) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (B) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website, and (b) the Floor. If by 5:00 p.m. on the second (2nd) U.S. Government Securities Business Day immediately following any SOFR Determination Day, SOFR in respect of such SOFR Determination Day has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Day will be SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website; provided that any SOFR determined pursuant to this sentence shall be utilized for purposes of calculation of Daily Simple SOFR for no more than three (3) consecutive SOFR Rate Days. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower.

“Daily Simple SOFR Applicable Margin” means the Applicable Margin in effect for a Daily Simple SOFR Borrowing as determined in accordance with Section 2.9 hereof.
“Debt Service” means for any period, (a) Interest Expense for such period plus (b) the aggregate amount of regularly scheduled principal payments of Indebtedness (excluding optional prepayments and balloon principal payments due on maturity in respect of any Indebtedness and mandatory excess cash flow sweeps) required to be made during such period by the Borrower, or any of its consolidated Subsidiaries plus (c) a percentage of all such regularly scheduled principal payments required to be made during such period by any Investment Affiliate on Indebtedness (excluding optional prepayments and balloon principal payments due on maturity in respect of any Indebtedness and mandatory excess cash flow sweeps) taken into account in calculating Interest Expense, such percentage equal to the greater of (x) the percentage of the principal amount of such Indebtedness for which the Borrower or any consolidated Subsidiary is liable and (y) the Ownership Share in such Investment Affiliate held by the Borrower and any consolidated Subsidiaries, in the aggregate, without duplication.
“Debtor Relief Laws” means the United States Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar Applicable Laws relating to the relief of debtors in the United States of America or other applicable jurisdictions from time to time in effect.
“Default” means an event which, with notice or lapse of time or both, would become an Event of Default.

“Default Rate” means with respect to any Borrowing, a rate equal to the interest rate applicable to such Borrowing plus two percent (2%) per annum.
“Default Right” is defined in Section 14.19.
“Defaulting Lender” means, subject to Section 12.16(f), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two (2) Business Days of the date when due, (b) has notified the Borrower or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), (d) has, or has a direct or indirect parent company that has, (i) become the subject of (A) a proceeding under any Debtor Relief Law or (B) a Bail-In Action, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender, (e) has purchased or otherwise acquired all or any portion of another Lender’s Term Loan Commitment, excluding any purchase or acquisition in accordance with the terms and conditions set forth in Section 13.1; or (f) has sold or otherwise transferred all or any portion of its Term Loan Commitment, excluding any sale or transfer in accordance with the terms and conditions set forth in Section 13.1. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under clauses (a) through (f) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 12.16(f)) upon delivery of written notice of such determination to the Borrower and each Lender.
“Defeased Debt” means that portion of debt which has already been defeased by depositing collateral in the form of cash, Cash Equivalents or other obligations supported by the credit of the

United States government in such amounts as are required and permitted under the terms of the applicable loan documents.
“Disbursement Instruction Agreement” means an agreement substantially in the form of Exhibit C to be executed and delivered by the Borrower pursuant to Section 5.1(j)(ii) (or, subject to the Administrative Agent’s sole discretion, as previously provided pursuant to the Existing Term Loan Agreement), as the same may be amended, restated or modified from time to time with the prior written approval of the Administrative Agent.
“Dollars” and “$” mean United States Dollars.
“EBITDA” means, with respect to any Person, income before restructuring charges, non-cash impairment charges and other non-cash, non-recurring items determined in good faith by the Borrower and extraordinary items, without deduction of any losses related to initial offering costs of preferred stock which are written off due to the redemption of such preferred stock, and excluding any gains or losses from pay-off or retirement of debt and gains/losses on sales of Properties and excluding costs incurred in acquiring Properties, where such costs are required to be expensed under ASC 805 Business Combinations 805-10-25-23, as reported by such Person and its Subsidiaries on a consolidated basis in accordance with GAAP (reduced to eliminate any income from Investment Affiliates of such Person, any interest income and, with respect to the Consolidated Operating Partnership, any income from the assets used for Defeased Debt), plus Interest Expense, depreciation, amortization and income tax (if any) expense plus a percentage of such income (adjusted as described above) of any such Investment Affiliate equal to the allocable economic interest in such Investment Affiliate held by such Person and any Subsidiaries, in the aggregate (provided that no item of income or expense shall be included more than once in such calculation even if it falls within more than one of the foregoing categories).
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any credit institution or investment firm established in any EEA Member Country.
“Effective Date” means each Borrowing Date (other than a continuation or conversion).
“Electronic Record” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006.

“Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund and (d) any other Person (other than a natural person) approved by the Administrative Agent (such approval not to be unreasonably withheld or delayed by any of the foregoing); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include the Borrower or any of the Borrower’s Affiliates or Subsidiaries.
“Environmental Laws” means any and all Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority having jurisdiction over the Borrower, its Subsidiaries or Investment Affiliates, or their respective assets, and regulating or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect, in each case to the extent the foregoing are applicable to the operations of the Borrower, any Investment Affiliate, or any Subsidiary or any of their respective assets or Properties.
“Equity Interests” means, with respect to any Person, any share of capital stock of (or other ownership or profit interests in) such Person, any warrant, option or other right for the purchase or other acquisition from such Person of any share of capital stock of (or other ownership or profit interests in) such Person, any security convertible into or exchangeable for any share of capital stock of (or other ownership or profit interests in) such Person or warrant, right or option for the purchase or other acquisition from such Person of such shares (or such other interests), and any other ownership or profit interest in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such share, warrant, option, right or other interest is authorized or otherwise existing on any date of determination.
“Equity Value” is defined in Section 10.10 hereof.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and regulations promulgated thereunder from time to time.
“Erroneous Payment” is defined in Section 12.19(a) hereof.
“ESG” has the meaning given to that term in Section 1.7(a).
“ESG Amendment” has the meaning given to that term in Section 1.7(a).
“ESG Applicable Rate Adjustments” has the meaning given to that term in Section 1.7(a).
“ESG Pricing Provisions” has the meaning given to that term in Section 1.7(a).
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor thereto), as in effect from time to time.
“Event of Default” means any event set forth in Article X hereof.
“Excluded Taxes” means, in the case of each Lender or applicable Lending Office and the Administrative Agent, (a) taxes imposed on its overall net income, and franchise taxes imposed on it, by (i) the jurisdiction under the laws of which such Lender or the Administrative Agent is incorporated or organized or (ii) the jurisdiction in which the Administrative Agent’s or such

Lender’s principal executive office of such Lender’s applicable Lending Office is located, and (b) any United States federal withholding taxes imposed by FATCA .
“Existing Revolving Credit Agreement” means that certain Fifth Amended and Restated Unsecured Revolving Credit Agreement dated as of March 18, 2025 among the Borrower, the General Partner, the lenders party thereto and Wells, as administrative agent, and all amendments, modifications, supplements, refinancing and replacements thereto.
“Existing Term Loan Agreement” has the meaning specified in the preliminary statements of this Agreement.
“Extension Notice” is defined in Section 2.19.
“Facility” means the Term Loan Commitments and the extensions of credit made thereunder.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code.
“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that if such rate is not so published for any day which is a Business Day, the Federal Funds Rate for such day shall be the average of the quotation for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative Agent. Notwithstanding the foregoing, if the Federal Funds Rate shall be less than 0.0%, such rate shall be deemed to be 0.0% for purposes of this Agreement.
“Fitch” means Fitch Ratings Inc. and its successors.
“Fixed Charge Coverage Ratio” is defined in Section 9.7(a).
“Floor” means a rate of interest equal to 0.0%.
“FRB” means the Board of Governors of the Federal Reserve System of the United States.
“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“GAAP” means those generally accepted accounting principles in the United States of America as in effect from time to time that are consistent with those utilized in preparing the audited financial statements of the Borrower required hereunder; provided that all financial computations shall be made in accordance with GAAP as in effect on the Agreement Execution Date.
“General Partner” means First Industrial Realty Trust, Inc., a Maryland corporation that is listed on a national securities exchange and is qualified as a real estate investment trust. The General Partner is the sole general partner of the Borrower.
“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).
“Gross Negligence” means recklessness, or actions taken or omitted with conscious indifference to or the complete disregard of consequences or rights of others affected. Gross Negligence does not mean the absence of ordinary care or diligence, or an inadvertent act or inadvertent failure to act. If the term “gross negligence” is used with respect to the Administrative Agent, the Sustainability Structuring Agent or any Lender or any indemnitee in any of the other Loan Documents, it shall have the meaning set forth herein.
“Ground Lease Payments” means, for any period, payment made in cash during such period in respect of any ground lease with respect to which the Borrower or any of its Subsidiaries is a lessee.
“Guarantee Obligation” means as to any Person (the “guaranteeing person”), any obligation (determined without duplication) of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counter indemnity or similar obligation, in either case guaranteeing or in effect guaranteeing (but only to the extent that the guaranty applies to the payment of principal or interest due under recourse Indebtedness) any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the maximum stated amount of the primary obligation relating to such Guarantee

Obligation (or, if less, the maximum stated liability set forth in the instrument embodying such Guarantee Obligation), provided, that in the absence of any such stated amount or stated liability, the amount of such Guarantee Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith. Notwithstanding the foregoing, a guaranty of customary non-recourse carveouts shall not be deemed a “Guarantee Obligation” for purposes of this Agreement.
“Guaranty” means the Guaranty executed by the General Partner in the form attached hereto as Exhibit D and each guaranty executed and delivered pursuant to Section 8.13 hereof.
“Illegality Notice” has the meaning assigned to such term in Section 4.8(b).
“Implied Capitalization Value” means for any Person as of any date, the sum (without duplication) of (i) the quotient of (x) the Adjusted EBITDA for such Person during the most recent four fiscal quarters (which Adjusted EBITDA shall exclude any Adjusted EBITDA attributable to all assets of the type described in clause (ii), Assets Under Development, Unimproved Land, Assets Acquired Not in Service or Rollover Projects, and which Adjusted EBITDA attributable to each Project which was formerly a Rollover Project shall not be less than zero), and (y) the Applicable Cap Rate, plus (ii) the purchase price paid by such Person (less any amounts paid to such Person as a purchase price adjustment, held in escrow, retained as a contingency reserve or in connection with other similar arrangements) for any Property (other than Assets Under Development) acquired by such Person during the immediately preceding period of four consecutive fiscal quarters, plus (iii) an amount equal to the then current book value of each Asset Under Development, plus (iv) the then current book value of Unimproved Land, plus (v) with respect to each Rollover Project, an amount equal to 50% of the then current book value, determined in accordance with GAAP, of such Rollover Project, plus (vi) an amount equal to 100% of unrestricted cash and unrestricted Cash Equivalents, including any cash on deposit with a qualified intermediary with respect to a deferred tax-free exchange (and specifically excluding any cash or Cash Equivalents being used to support Defeased Debt), plus (vii) an amount equal to 100% of the then current book value, determined in accordance with GAAP, of all first mortgage receivables on income producing commercial properties. For purposes of determining Implied Capitalization Value, to the extent the amount of Implied Capitalization Value attributable to unconsolidated joint ventures and partnerships and other assets of the type described in clauses (iii), (iv), (v) and (vii) would, in the aggregate, exceed 30% of Implied Capitalization Value, such excess shall be excluded. The Borrower’s Ownership Share of assets held by Investment Affiliates (excluding assets of the type described in the immediately preceding clause (vi)) will be included in Implied Capitalization Value calculations consistent with the above described treatment for wholly owned assets. In the case of a newly formed Investment Affiliate, the Borrower’s Ownership Share of assets held by the Investment Affiliate shall be calculated by multiplying (a) total assets plus accumulated depreciation of the Investment Affiliate by (b) the Ownership Share of such Investment Affiliate. This valuation methodology will be used for the first four quarters following the formation of any Investment Affiliate. For purposes of computing the Implied Capitalization Value, Adjusted EBITDA may be increased from quarter to quarter by the amount of (A) net cash flow from new leases of space at the Properties (where such net cash flow has not then been included in EBITDA) which have a minimum term of one year and (B) Properties which were previously Assets Under Development but which have been completed during such four quarter period and have at least some tenants in possession of the respective leased spaces and conducting business operations therein each will be included in the calculation of Implied Capitalization Value using pro forma EBITDA for such four quarter period, so long as a “new opening summary” form is submitted to, and approved by, Administrative Agent for each newly-opened Property during such four quarter period. “New opening summary” forms will only be required for developments to the extent the aggregate expenditures related thereto exceeds $600,000,000 during any fiscal year.
“Incremental Loans” is defined in Section 2.2 hereof.
“Indebtedness” of any Person at any date means without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than current trade liabilities and other accounts payable, and accrued expenses incurred in the ordinary course of business and payable in accordance with customary practices), repurchase obligations, takeout commitments or forward equity commitments, in each case evidenced by a binding agreement (excluding any such obligation to the extent the obligation can be satisfied by the issuance of Equity Interests (other than Mandatorily Redeemable Stock)), to the extent such obligations constitute indebtedness for the purposes of GAAP, (c) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (d) all obligations of such Person under financing leases and capital leases, (e) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (f) all Guarantee Obligations of such Person (excluding in any calculation of consolidated Indebtedness of the Consolidated Operating Partnership, Guarantee Obligations of any member of the Consolidated Operating Partnership in respect of primary obligations of any other member of the Consolidated Operating Partnership), (g) all reimbursement obligations of such Person for letters of credit and other contingent liabilities, (h) Net Mark-to-Market Exposure under Rate Management Transactions, (i) all liabilities secured by any lien (other than liens for taxes not yet due and payable and liens described in Section 9.5(b)) on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, (j) any repurchase obligation or liability of such Person or any of its Subsidiaries with respect to accounts or notes receivable sold by such Person or any of its Subsidiaries, (k) such Person’s Ownership Share of debt in Investment Affiliates and any loans where such Person is liable as a general partner and (l) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Mandatorily Redeemable Stock issued by such Person or any other Person, valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends.
“Indemnified Party” has the meaning assigned to such term in Section 14.6.
“Indemnified Taxes” has the meaning assigned to such term in Section 4.5(iii).
“Insolvent” means insolvent as defined in Section 101(32) of the United States Bankruptcy Code, as amended.
“Interest Expense” means all interest expense of the Consolidated Operating Partnership determined in accordance with GAAP plus (i) capitalized interest not covered by an interest reserve from a loan facility, plus (ii) the allocable portion (based on liability) of any interest incurred on any obligation for which the Consolidated Operating Partnership is wholly or partially liable under guaranties covering the payment of principal and/or interest, plus (iii) the allocable percentage of any interest incurred on any Indebtedness of any Investment Affiliate, whether recourse or non-recourse, equal to the applicable Ownership Share in such Investment Affiliate held by the Consolidated Operating Partnership, in the aggregate, provided that no expense shall be included more than once in such calculation even if it falls within more than one of the foregoing categories; provided, however, that “Interest Expense” shall not include interest on loans after they become Defeased Debt.
“Interest Period” means, as to any Term SOFR Loan, the period commencing on the date such Term SOFR Loan is disbursed or converted to or continued as a Term SOFR Loan and ending on the date one (1), three (3) or six (6) months thereafter, in each case as selected by the Borrower in its Borrowing Notice or Conversion/Continuation Notice and subject to availability; provided that:
(a)     the Interest Period shall commence on the date of advance of or conversion to any
Term SOFR Loan and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the immediately preceding Interest Period expires;

(b)     if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the immediately preceding Business Day;

(c)     any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month at the end of such Interest Period;

(d)     no Interest Period shall extend beyond the Maturity Date, as applicable; and

(e)     no tenor that has been removed from this definition pursuant to Section 4.8(c)(iv) shall be available for specification in any Borrowing Notice or Conversion/Continuation Notice.
“Investment Affiliate” means any Person in which the Consolidated Operating Partnership, directly or indirectly, has an ownership interest, whose financial results are not consolidated under GAAP with the financial results of the Consolidated Operating Partnership on the consolidated financial statements of the Consolidated Operating Partnership.
“Investment Grade Rating” means, for any class of non-credit enhanced long-term senior unsecured debt issued by the Borrower, (a) a rating of BBB- or higher from S&P, (b) a rating of Baa3 or higher from Moody’s or (c) a rating of BBB- or higher from Fitch.
“KPIs” has the meaning given to that term in Section 1.7(a).

“Lenders” means, collectively, Wells, and the other Persons executing this Agreement in such capacity, or any Person which subsequently executes and delivers any amendment hereto in such capacity and each of their respective permitted successors and assigns. Where reference is made to “the Lenders” in any Loan Document it shall be read to mean “all of the Lenders”.
“Lending Office” means, for each Lender and for each Type of Loan, the office of such Lender specified in such Lender’s Administrative Questionnaire or in the applicable Assignment and Assumption Agreement or such other office of such Lender as such Lender may notify the Administrative Agent in writing from time to time.
“Lien” means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof, any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code on any property leased to any Person under a lease which is not in the nature of a conditional sale or title retention agreement).
“Loan” means, with respect to a Lender, such Lender’s loan (including any Incremental Loans) made pursuant to Article II (or any conversion or continuation thereof).
“Loan Documents” means this Agreement, the Notes, the Guaranty and any and all other agreements or instruments required and/or provided to Lenders hereunder or thereunder, as any of the foregoing may be amended from time to time.
“Loan Party” means each of the Borrower, the General Partner, each other Person who guarantees all or a portion of the Obligations and/or who at any time pledges any collateral to secure all or a portion of the Obligations.
“Mandatorily Redeemable Stock” means, with respect to any Person, any Equity Interest of such Person which by the terms of such Equity Interest (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than an Equity Interest to the extent redeemable in exchange for common stock or other equivalent common Equity Interests), (b) is convertible into or exchangeable or exercisable for Indebtedness or Mandatorily Redeemable Stock, or (c) is redeemable at the option of the holder thereof, in whole or in part (other than an Equity Interest which is redeemable solely in exchange for common stock or other equivalent common Equity Interests); in each case, on or prior to the Maturity Date.
“Market Value Net Worth” means at any time, the Implied Capitalization Value of a Person at such time minus the Indebtedness of such Person at such time.
“Material Acquisition” means any acquisition (or series of related acquisitions) permitted by the Loan Documents and consummated in accordance with the terms of the Loan Documents if the aggregate consideration paid in respect of such acquisition (including any Indebtedness assumed in connection therewith) exceeds 10% of the Implied Capitalization Value of the Consolidated Operating Partnership.

“Material Adverse Effect” means, with respect to any matter, that such matter in the Required Lenders’ good faith judgment may (x) materially and adversely affect the business, properties, condition or results of operations of the Consolidated Operating Partnership taken as a whole, or (y) constitute a non-frivolous challenge to the validity or enforceability of any material provision of any Loan Document against any obligor party thereto.
“Material Adverse Financial Change” shall be deemed to have occurred if the Required Lenders, in their good faith judgment, determine that a material adverse financial, business or results of operations change has occurred which could prevent timely repayment of any Borrowing hereunder or materially impair the Borrower’s ability to perform its obligations under any of the Loan Documents.
“Material Credit Facility” means, as to the Borrower, the General Partner and their Subsidiaries, this Agreement and any other agreement(s) creating or evidencing indebtedness for borrowed money (excluding any Indebtedness which is “non-recourse”) entered into on or after the Agreement Execution Date by the Borrower, the General Partner or any of their Subsidiaries, or in respect of which the Borrower, the General Partner or any of their Subsidiaries is an obligor or otherwise provides a guarantee or other credit support (other than a guarantee of customary recourse exceptions) (“Credit Facility”), in a principal amount outstanding or available for borrowing equal to or greater than $5,000,000 (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of such facility based on the exchange rate of such other currency); and if no Credit Facility or Credit Facilities equal or exceed such amounts, then the largest Credit Facility shall be deemed to be a Material Credit Facility.
“Materials of Environmental Concern” means any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, radon, polychlorinated biphenyls and urea formaldehyde insulation.
“Maturity Date” means March 17, 2028 or such later date to which the Maturity Date has been extended pursuant to Section 2.19; or such earlier date on which the principal balance of the Facility and all other sums due in connection with the Facility shall be due as a result of the acceleration of the Facility.
“Monetary Default” means any Event of Default arising under Sections 10.1, 10.3 or 10.10.
“Moody’s” means Moody’s Investors Service, Inc. and its successors.
“Net Mark-to-Market Exposure” of a Person means, as of any date of determination, the excess (if any) of all unrealized losses over all unrealized profits of such Person arising from Rate Management Transactions. “Unrealized losses” means the fair market value of the cost to such Person of unwinding such Rate Management Transaction as of the date of determination (assuming the Rate Management Transaction were to be terminated as of that date), and “unrealized profits” means the fair market value of the gain to such Person of unwinding such Rate Management Transaction as of the date of determination (assuming such Rate Management Transaction were to be terminated as of that date).

“Non-Consenting Lender” means any Lender that does not approve any consent, waiver, amendment, modification or termination that (a) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 13.3 and (b) has been approved by the Required Lenders.
“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.
“Note” means, to the extent issued pursuant to Section 2.5, with respect to the Facility, the promissory note payable to the order of each Lender in the amount of such Lender’s maximum applicable Term Loan Commitment in substantially the form attached hereto as Exhibit B (or such other form approved by the Administrative Agent) (collectively, the “Notes”).
“Obligations” means the Borrowings and all accrued and unpaid fees and all other obligations of the Borrower to the Administrative Agent or any or all of the Lenders arising under this Agreement or any of the other Loan Documents.
“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.
“Other Taxes” is defined in Section 4.5(ii).
“Outbound Investment Rules” means the regulations administered and enforced, together with any related public guidance issued, by the United States Treasury Department under U.S. Executive Order 14105 of August 9, 2023, or any similar law or regulation; as of the Closing Date, and as codified at 31 C.F.R. § 850.101 et seq.
“Overnight Rate” means, for any day, the greater of (a) the Federal Funds Rate and (b) an overnight rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.
“Ownership Share” means, with respect to any Investment Affiliate, the pro rata share of the nominal ownership interests held by the Consolidated Operating Partnership, in the aggregate, in such Investment Affiliate, without duplication (e.g., if the Consolidated Operating Partnership owns 25% of an Investment Affiliate, but receives 90% of the economic benefits from such Investment Affiliate, then the Ownership Share shall be equal to 25%).
“Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary.
“Participants” is defined in Section 13.2.1 hereof.
“Payment Recipient” has the meaning assigned thereto in Section 12.19(a).

“PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.
“Percentage” means, with respect to any Lender, the percentage of the Total Term Loan Exposure represented by such Lender’s Term Loan Exposure at such time giving effect to any assignments and any Incremental Loans pursuant to Section 2.2.
“Periodic Term SOFR Determination Day” has the meaning assigned thereto in the definition of “Term SOFR”.
“Permitted Liens” are defined in Section 9.5 hereof.
“Permitted Negative Pledge” means a “negative pledge” that (a) establishes a maximum ratio of unsecured debt to unencumbered assets, or of secured debt to total assets, or that otherwise conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that does not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets or (b) provides for the grant in favor of the holders of any unsecured debt of any equal and ratable Lien in connection with the pledge of any property or asset to secure the Facility.
“Person” means an individual, a corporation, a limited or general partnership, an association, a joint venture or any other entity or organization, including a governmental or political subdivision or an agent or instrumentality thereof.
“Plan” means an employee benefit plan as defined in Section 3(3) of ERISA, whether or not terminated, as to which the Borrower or any member of the Controlled Group may have any liability.
“Prime Rate” means, at any time, the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in such prime rate occurs. The parties hereto acknowledge that the rate announced publicly by the Administrative Agent as its prime rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks.
“Project” means any real estate asset which is 100% owned by the Borrower or by any Wholly Owned Subsidiary and which is operated as an industrial property.
“Property” means each parcel of real property owned or operated by the Borrower, any Subsidiary or Investment Affiliate.
“Property Operating Income” means, with respect to any Property, for any period, earnings from rental operations (computed in accordance with GAAP but without deduction for reserves) attributable to such Property plus depreciation, amortization and interest expense with respect to such Property for such period, and, if such period is less than a year, adjusted by straight lining various ordinary operating expenses which are payable less frequently than once during every such period (e.g. real estate taxes and insurance). The earnings from rental operations reported for the immediately preceding fiscal quarter shall be adjusted to include pro forma earnings (as substantiated to the satisfaction of the Administrative Agent) for an entire quarter for any Property acquired or placed in service during such fiscal quarter and to exclude earnings during such quarter from any property not owned as of the end of the quarter.
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
“Purpose Credit” has the meaning ascribed to it in Regulation U of the Board of Governors of the Federal Reserve System.
“QFC” is defined in Section 14.19.
“Qualified Officer” means, with respect to any entity, the chief financial officer, chief accounting officer, controller or assistant controller of such entity if it is a corporation or of such entity’s general partner if it is a partnership.
“Rate Management Obligations” of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all Rate Management Transactions, and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any Rate Management Transactions.
“Rate Management Transaction” means any transaction (including an agreement with respect thereto) now existing or hereafter entered by the Borrower which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.
“Rating Agency” means each of S&P, Moody’s and Fitch.
“Register” is defined in Section 13.4.
“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, members, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.
“Relevant Governmental Body” means the FRB or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the FRB or the Federal Reserve Bank of New York, or any successor thereto.
“Reportable Event” means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waivers in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.
“Required Lenders” means Lenders in the aggregate having at least 51% of the Aggregate Term Loan Commitment then in effect or, if the Aggregate Term Loan Commitment has been terminated, the Total Term Loan Exposure then outstanding. In determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded, and at all times when two or more Lenders (excluding Defaulting Lenders) are party to this Agreement, the term “Required Lenders” shall in no event mean less than two Lenders.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Rollover Projects” means those Projects which, due to no or low occupancy at such Project, have a value, determined by dividing the Property Operating Income for such a Project for the most recent four fiscal quarters by the Applicable Cap Rate, of less than 50% of book value, provided that a Project shall no longer be treated as a Rollover Project after: (i) a period of six consecutive full fiscal quarters has elapsed since such Project was first included as a Rollover Project, or (ii) such Project has a value, determined by dividing the Property Operating Income for such Project for the most recent four fiscal quarters by the Applicable Cap Rate, of greater than 50% of book value.
“S&P” means Standard & Poor’s Rating Service, a division of S&P Global Inc. and any successor thereto.
“SAA Deadline” has the meaning given to such term in Section 1.7(a).
“Sanctioned Country” means, at any time, a country, region or territory which is itself the target of any Sanctions (including, without limitation, at the time of this agreement, the Crimea, Kherson and Zaporizhzhia regions of Ukraine, the so-called Donetsk People’s Republic or Luhansk People’s Republic regions of Ukraine, Cuba, Iran, North Korea and Syria).
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC (including OFAC’s Specially Designated Nationals and Blocked Persons List and OFAC’s Consolidated Non-SDN List), the U.S. Department of State, the United Nations Security Council, the European Union, any European member state, His Majesty’s Treasury, or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by, or acting or purporting to act for or on behalf of, directly or indirectly, any such Person or Persons described in clauses (a) and (b), including a Person that is deemed by OFAC to be a Sanctions target based on the ownership of such legal entity by Sanctioned Person(s) or (d) any Person otherwise a target of Sanctions, including vessels and aircraft, that are designated under any Sanctions program.
“Sanctions” means any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and other sanctions ~~laws~~, including but not limited to those imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC or the U.S. Department of State), the United Nations Security Council, the European Union, any European member state, His Majesty’s Treasury, or other relevant sanctions authority in any jurisdiction in which (a) the Borrower or any of its Subsidiaries or Affiliates is located or conducts business or (b) with jurisdiction over the Administrative Agent, any Lender or any Loan Party or any of their respective subsidiaries or Affiliates.
“SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator.
“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).
“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.
“SOFR Loan” means any ~~Adjusted~~ Daily Simple SOFR Loan or Term SOFR Loan, as the context may require.
~~“Specified Rate Management Obligations” means all indebtedness, liabilities, obligations, covenants and duties of the Borrower or its Subsidiaries under or in respect of any Specified Rate Management Transaction, whether direct or indirect, absolute or contingent, due or not due, liquidated or unliquidated, and whether or not evidenced by any written confirmation.~~
~~“Specified Rate Management Provider” means any Lender, or any Affiliate of a Lender that is a party to a Specified Rate Management Transaction at the time the Specified Rate Management Transaction is entered into.~~
~~“Specified Rate Management Transactions” means the Rate Management Transactions occurring (i) on February 26, 2020 between the Borrower and Wells, as agreed to pursuant to a trade confirmation dated as of the same date between the Borrower and Wells, (ii) on February 26, 2020 between the Borrower and Regions Bank, as agreed to pursuant to a trade confirmation dated as of the same date between the Borrower and Regions Bank, and (iii) on March 3, 2020 between the Borrower and U.S. Bank National Association, as agreed to pursuant to a trade confirmation dated as of the same date between the Borrower and U.S. Bank National Association. The Administrative Agent acknowledges that it is aware of the above Specified Rate Management Transactions and to the extent this Agreement requires giving notice of any Rate Management Transaction, the Administrative Agent shall be deemed to have received such notice of such Specified Rate Management Transactions on the Agreement Execution Date.~~
“Subsidiary” means as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person, and provided such corporation, partnership or other entity is consolidated with such Person for financial reporting purposes under GAAP.
“Sustainability Adjustment Limitations” has the meaning specified in Section 1.7(a).
“Sustainability Structuring Agent” means WFS, in its capacity as sustainability structuring agent.
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Term Loan Commitment” means with respect to each Lender, the commitment, if any, of such Lender to make a Loan hereunder. The amount of each Lender’s Term Loan Commitment as of the Agreement Execution Date is set forth on Exhibit A. The aggregate amount of the Term Loan Commitments is $200,000,000 as of the Agreement Execution Date.
“Term Loan Exposure” means with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Loan at such time.
“Term SOFR” means, for any calculation with respect to a Term SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day; provided, further that if Term SOFR as so determined shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor.
~~“Term SOFR Adjustment” means, for any calculation with respect to a Term SOFR Borrowing, 0.10% per annum.~~
“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).
“Term SOFR Applicable Margin” means the Applicable Margin in effect for a Term SOFR Borrowing as determined in accordance with Section 2.9 hereof.
“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.

“Total Term Loan Exposure” means at any time, the sum of the aggregate Term Loan Exposures for each of the Lenders.
“Transferee” is defined in Section 13.7 hereof.
“TRS” means a taxable REIT Subsidiary of the General Partner.
“Type” when used in reference to any Loan or Borrowing, refers to the rate by reference to which interest on such Loan, or on the Loans comprising such Borrowing, is determined. For purposes hereof, “rate” shall include the ~~Adjusted~~ Term SOFR Rate, ~~Adjusted~~ Daily Simple SOFR and the Base Rate.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.
“Unencumbered Asset” means any Project which as of any date of determination, (a) is not subject to any Liens other than Permitted Liens set forth in Sections 9.5(a) through 9.5(e), (b) is not subject to any agreement (including any agreement governing Indebtedness incurred in order to finance or refinance the acquisition of such asset) which prohibits or limits the ability of the Borrower, or its Wholly-Owned Subsidiaries, as the case may be, to create, incur, assume or suffer to exist any Lien upon any assets or Capital Stock of the Borrower, or any of its Wholly-Owned Subsidiaries other than a Permitted Negative Pledge, (c) is not subject to any agreement (including any agreement governing Indebtedness incurred in order to finance or refinance the acquisition of such asset) which entitles any Person to the benefit of any Lien (but not subject to any Liens other than Permitted Liens set forth in Sections 9.5(a) through 9.5(e)) on any assets or Capital Stock of the Borrower or any of its Wholly-Owned Subsidiaries or would entitle any Person to the benefit of any Lien (but excluding the Permitted Liens set forth in Sections 9.5(a) through 9.5(e)) on such assets or Capital Stock upon the occurrence of any contingency (including, except in the case of a Material Credit Facility, pursuant to an “equal and ratable” clause), (d) is not the subject of any material architectural/engineering issue, as evidenced by a certification of the Borrower, and (e) is materially compliant with the representations and warranties in Article VI below. Notwithstanding the foregoing, if any Project is a “Superfund” site under federal law or a site identified in writing by the jurisdiction in which such Project is located as having significant environmental contamination under applicable state law, the Borrower shall so advise the Lenders in writing and the Required Lenders shall have the right to request from the Borrower a current detailed environmental assessment (or one which is not more than two years old for Unencumbered Assets owned as of the Agreement Execution Date), and, if applicable, a written estimate of any remediation costs from a recognized environmental contractor and to exclude any such Project from Unencumbered Assets at their election. No Project of a Wholly-Owned Subsidiary shall be deemed to be unencumbered unless such Project and all Capital Stock of such Wholly-Owned Subsidiary or any other intervening Wholly-Owned Subsidiary between the Borrower and such Wholly-Owned Subsidiary is unencumbered and neither such Wholly-Owned Subsidiary nor any other intervening Wholly-Owned Subsidiary between the Borrower and such Wholly-Owned Subsidiary has any Indebtedness for borrowed money (other than Indebtedness due to the Borrower).
“Unencumbered Leverage Ratio” is defined in Section 9.7(c).
“Unencumbered Leverage Ratio Increase Period” is defined in Section 9.7(c).
“Unimproved Land” means land which constitutes a single tax parcel or separately platted lot and on which construction of an industrial building has not commenced.
“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities; provided, that for purposes of notice requirements in Sections 2.2(a), 2.7, 2.8 and 2.24, in each case, such day is also a Business Day.
“Value of Unencumbered Assets” means, for any Person as of any date, the sum (without duplication) of (a) the value of all Unencumbered Assets that are not Assets Under Development, Assets Acquired Not in Service or assets of the type described in clause (b) (determined in the manner set forth below), plus (b) the purchase price paid by such Person (less any amounts paid to such Person as a purchase price adjustment, held in escrow, retained as a contingency reserve or in connection with other similar arrangements) for any Property (other than Assets Under Development) that constitutes an Unencumbered Asset and acquired by such Person during the immediately preceding period of four consecutive fiscal quarters, plus (c) any unrestricted cash, including any cash on deposit with a qualified intermediary with respect to a deferred tax-free exchange, plus (d) an amount equal to 100% of the then-current book value, determined in accordance with GAAP, of each first mortgage receivable secured by an income producing commercial property, provided that such first mortgage receivable is not subject to any Lien, plus (e) 100% of the then current book value of each Asset Under Development that constitutes an Unencumbered Asset plus (f) with respect to each Rollover Project, an amount equal to 50% of the then current book value, determined in accordance with GAAP, of each Rollover Project; provided that to the extent the aggregate amount of Value of Unencumbered Assets from Assets Acquired Not in Service and the other items set forth in clauses (d), (e) and (f) exceed 20% of the total Value of Unencumbered Assets, such excess shall be excluded. Unencumbered Assets that are not Assets Under Development or assets of the type described in clause (b) above shall be valued by dividing the Property Operating Income for such Project for the most recent four fiscal quarters by the Applicable Cap Rate (provided that for the purpose of such calculation, the Property Operating Income of each Unencumbered Asset that was formerly a Rollover Project shall in no event be less than zero). If a Project is no longer owned as of the date of calculation, then no value shall be included based on capitalizing Property Operating Income from such Project, except for purposes of such financial covenant comparing the Property Operating Income from Unencumbered Assets during a quarter to Debt Service for such quarter.

“Wells” means Wells Fargo Bank, National Association.
“WFS” means Wells Fargo Securities, LLC.
“Wholly-Owned Subsidiary” means a member of the Consolidated Operating Partnership 100% of the ownership interests in which are owned, directly or indirectly, by the Borrower and the General Partner in the aggregate.
“Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
The foregoing definitions shall be equally applicable to both the singular and the plural forms of the defined terms.
1.2.    Financial Standards. All financial computations required of a Person under this Agreement shall be made in accordance with GAAP as in effect on the date of this Agreement, and all financial information required under this Agreement shall be prepared in accordance with GAAP, except that if any Person’s financial statements are not audited, such Person’s financial statements shall be prepared in accordance with the same sound accounting principles utilized in connection with the financial information submitted to Lenders with respect to the Borrower or the General Partner or the Properties in connection with this Agreement and shall be certified by an authorized representative of such Person. Moreover, all financial computations required of a Person under this Agreement shall be calculated (i) without giving effect to any election under Accounting Standards Codification 825-10-25 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower, the General Partner or any Wholly Owned Subsidiary at “fair value”, as defined therein and (ii) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof. To the extent the Consolidated Operating Partnership has Defeased Debt, both the underlying debt and interest payable thereon and the financial assets used to defease such debt and interest earned thereon shall be excluded from calculations of the financial covenants set forth in Section 9.7.

1.3.    Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Type (e.g., a “Term SOFR Loan”). Borrowings also may be classified and referred to by Type (e.g., a “Term SOFR Borrowing”).
1.4.    General References. References in this Agreement to “Sections”, “Articles”, “Exhibits” and “Schedules” are to sections, articles, exhibits and schedules herein and hereto unless otherwise indicated. References in this Agreement to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) shall include all documents, instruments or agreements issued or executed in replacement thereof, to the extent permitted hereby and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, supplemented, restated or otherwise modified from time to time to the extent not otherwise stated herein or prohibited hereby and in effect at any given time. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Unless otherwise indicated, all references to time are references to Central Time.

1.5.    Rates. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (i) the continuation of, administration of, submission of, calculation of or any other matter related to ~~Adjusted~~ Daily Simple SOFR, the ~~Adjusted Term SOFR Rate, the~~ Term SOFR Reference Rate, SOFR or Term SOFR or any component definition thereof or rates referred to in the definition thereof or with respect to any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 4.8(c), will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as ~~Adjusted~~ Daily Simple SOFR, the ~~Adjusted Term SOFR Rate, the~~ Term SOFR Reference Rate, SOFR, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (ii) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its Affiliates or other related entities may engage in transactions that affect the calculation of ~~Adjusted~~ Daily Simple SOFR~~, the Adjusted Term SOFR Rate~~, the Term SOFR Reference Rate, SOFR, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain ~~Adjusted~~ Daily Simple SOFR~~, the Adjusted Term SOFR Rate~~, the Term SOFR Reference Rate, SOFR or Term SOFR, or any other Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other Person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

1.6.    Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.
1.7.    Sustainability Adjustment Amendments.

(a)    After the Closing Date, but prior to the one-year anniversary of the Closing Date (the “SAA Deadline”), the Borrower, in consultation with the Administrative Agent and the Sustainability Structuring Agent, shall be entitled in its sole discretion to establish specified key performance indicators (“KPIs”) with respect to certain environmental~~, social and governance~~  (“ESG”) targets of the Borrower and its Subsidiaries. The Administrative Agent, the Sustainability Structuring Agent and the Borrower may amend this Agreement (such amendment, an “ESG Amendment”) solely for the purpose of incorporating the KPIs and other related provisions (the “ESG Pricing Provisions”) into this Agreement, and any such ESG Amendment shall become effective upon the posting of such proposed ESG Amendment to all Lenders and the Borrower and the receipt by the Administrative Agent of executed signature pages and consents to such ESG Amendment from the Borrower, the Administrative Agent, the Sustainability Structuring Agent and Lenders comprising the Required Lenders. Upon the effectiveness of any such ESG Amendment, based on the Borrower’s performance against the KPIs, certain adjustments (increase, decrease or no adjustment) (such adjustments, the “ESG Applicable Rate Adjustments”) to the otherwise applicable Base Rate Applicable Margin, ~~Adjusted~~ Daily Simple SOFR Applicable Margin and Term SOFR Applicable Margin will be made; provided that (i) the amount of any such ESG Applicable Rate Adjustment shall not result in an aggregate decrease or increase of more than 0.05% to the Base Rate Applicable Margin, ~~Adjusted~~ Daily Simple SOFR Applicable Margin and Term SOFR Applicable Margin during any fiscal year and (ii) in no event shall any Applicable Margin be less than zero (the provisions of this proviso, the “Sustainability Adjustment Limitations”); provided, further, that the SAA Deadline may be extended, at the option of the Borrower, by an additional six (6) months so long as (i) the Borrower notifies the Administrative Agent (who shall promptly relay such notice to the Lenders) no later than thirty (30) days prior to the SAA Deadline and (ii) no objections are received in writing from Lenders constituting the Required Lenders prior to the then existing SAA Deadline. The KPIs, the Borrower’s performance against the KPIs, and any related ESG Applicable Rate Adjustments resulting therefrom, will be determined based on certain Borrower certificates, third-party audits, reports and other documents, in each case, setting forth the calculation and measurement of the KPIs and implemented with reference to prevailing market practice and the Sustainability Linked Loan Principles (as published in February 2023 and updated in ~~April 2023~~March 2025 by the Loan Market Association, Asia Pacific Loan Market Association and Loan Syndications & Trading Association, as such principles may be further updated from time to time) and to be mutually agreed (acting reasonably) between the Borrower, the Administrative Agent, the Sustainability Structuring Agent and Lenders constituting the Required Lenders. Following the effectiveness of an

ESG Amendment, any modification to the ESG Pricing Provisions shall be subject only to the consent of the Borrower, the Administrative Agent, the Sustainability Structuring Agent and Lenders constituting the Required Lenders so long as such modification does not have the effect of reducing the Applicable Margin to a level not otherwise permitted by this Section 1.7.
(b)    The Administrative Agent and the Sustainability Structuring Agent will, acting reasonably, assist the Borrower in (i) determining the ESG Pricing Provisions in connection with any proposed ESG Amendment and (ii) preparing informational materials focused on ESG to be used in connection with any proposed ESG Amendment.
(c)    Each party to this Agreement hereby agrees that the credit facility described in this Agreement is not and shall not be a sustainability-linked loan unless and until the effectiveness of any ESG Amendment. Other than (i) increasing the Sustainability Adjustment Limitations or (ii) reducing the Base Rate Applicable Margin, ~~Adjusted~~ Daily Simple SOFR Applicable Margin and Term SOFR Applicable Margin by more than 0.05% (which, for the avoidance of doubt, shall be subject to Section 14.13), this Section 1.7. shall supersede any other clause or provision in Section 14.13 to the contrary.
Neither the Administrative Agent nor the Sustainability Structuring Agent: (a) makes any assurances whether the agreement meets any criteria or expectations of the Borrower or any Lender with regard to environmental ~~or social~~ impact and sustainability performance, or whether the facility including the characteristics of the relevant KPI metrics (including any environmental~~, social~~  and sustainability criteria or any computation methodology) meet any industry standards for sustainability-linked credit facilities, or (b) has any responsibility for or liability in respect of reviewing, auditing or otherwise evaluating any calculation by the Borrower of the KPI metrics or any margin or fee adjustment (or any of the data or computations that are part of or related to any such calculation) set out in any pricing certificate (and the Administrative Agent and the Sustainability Structuring Agent may rely conclusively on any such certificate, without further inquiry, when implementing any pricing adjustment pursuant to or in accordance with an ESG Amendment).

1.8.    Amendment and Restatement of the Existing Term Loan Agreement. The parties to this Agreement agree that, upon (i) the execution and delivery by each of the parties hereto of this Agreement and (ii) satisfaction of the conditions set forth in Section 5.1, the terms and provisions of the Existing Term Loan Agreement shall be and hereby are amended, superseded and restated in their entirety by the terms and provisions of this Agreement. This Agreement is not intended to and shall not constitute a novation. All “Loans” made and “Obligations” incurred under the Existing Term Loan Agreement which are outstanding on the Agreement Execution Date shall continue as Obligations under (and shall be governed by the terms of) this Agreement and the other Loan Documents. Without limiting the foregoing, upon the effectiveness hereof: (a) all references in the “Loan Documents” (as defined in the Existing Term Loan Agreement) to the “Administrative Agent”, the “Loan Agreement” and the “Loan Documents” shall be deemed to refer to the Administrative Agent, this Agreement and the Loan Documents, respectively, (b) all obligations constituting “Obligations” with any Lender or any Affiliate of any Lender which are outstanding on the Agreement Execution Date shall continue as Obligations under this Agreement and the other Loan Documents and (c) the Administrative Agent shall make such reallocations, sales, assignments or other relevant actions in respect of each Lender’s credit and loan exposure under the Existing Term Loan Agreement as are necessary in order that each such Lender’s outstanding Loans hereunder reflect such Lender’s pro rata share of the outstanding aggregate Loans on the Agreement Execution Date.
ARTICLE II.

THE FACILITY

2.1.    The Facility.

(a)    Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Borrower and the General Partner contained herein, each Lender agrees, severally and not jointly, to make Loans in Dollars to the Borrower on the Closing Date in an aggregate principal amount that will not result in (x) such Lender’s Term Loan Exposure exceeding such Lender’s Term Loan Commitment or (y) the Total Term Loan Exposure exceeding the Aggregate Term Loan Commitment. The Borrowings may be Base Rate Borrowings, ~~Adjusted~~ Daily Simple SOFR Borrowings or Term SOFR Borrowings.
(b)    The Facility created by this Agreement shall terminate on the Maturity Date, unless sooner terminated in accordance with the terms of this Agreement. The Term Loan Commitment of each Lender shall terminate upon the earlier of (i) the funding of such Lender’s Loan hereunder on the Closing Date and (ii) 5:00 p.m. (Central Time) on the Closing Date. Amounts repaid or prepaid in respect of the Loans may not be reborrowed.
2.2.    Incremental Loans. The Borrower shall have the right to request one or more additional tranches of additional Loans (the “Incremental Loans”) by providing written notice to the Administrative Agent, which notice shall be irrevocable once given; provided, however, that the aggregate amount of such Incremental Loans shall not exceed Two Hundred Sixty Million Dollars ($260,000,000). Each such Incremental Loan must be an aggregate minimum amount of $20,000,000 and integral multiples of $5,000,000 in excess thereof. The Administrative Agent and the Arrangers, in consultation with the Borrower, shall manage all aspects of such Incremental Loans, including decisions as to the selection of the existing Lenders and/or other banks, financial institutions and other institutional lenders to be approached with respect to such increase and the allocations of Incremental Loans among such existing Lenders and/or other banks, financial institutions and other institutional lenders. No Lender shall be obligated in any way whatsoever to provide an Incremental Loan, and any new Lender becoming a party to this Agreement in connection with any such requested Incremental Loan must be an Eligible Assignee. Effecting the Incremental Loans under this Section is subject to the following conditions precedent: (w) the Administrative Agent shall have consented thereto (such consent not to be unreasonably withheld or delayed), (x) no Default or Event of Default shall be in existence on the effective date of such Incremental Loans, (y) the representations and warranties made or deemed made by the Borrower or any other Loan Party in any Loan Document to which such Loan Party is a party shall be true and correct on the effective date of such Incremental Loans except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted hereunder, and (z)  the Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent: (i) if not previously delivered to the Administrative Agent, copies certified by a Qualified Officer of the Borrower of (A) all partnership or other necessary action taken by the Borrower to authorize such Incremental Loans and (B) all corporate or other necessary action taken by Guarantor authorizing the guaranty of such Incremental Loans; and (ii) an opinion of counsel to the Borrower and the Guarantor, and addressed to the Administrative Agent and the Lenders covering such matters as reasonably requested by the Administrative Agent; and (iii) if requested, new Notes executed by the Borrower, payable to any new Lenders and replacement Notes, if requested by any applicable Lender, executed by the Borrower, payable to any existing Lenders making Incremental Loans, in the amount of each such Lender’s Term Loan Exposure at the time of the effectiveness of the applicable Incremental Loans. In connection with any Incremental Loans pursuant to this Section 2.2 any Lender becoming a party hereto shall execute such documents and agreements as the Administrative Agent may reasonably request. The Incremental Loans (i) shall rank pari passu in right of payment with the existing Loans, (ii) shall not mature earlier than the Maturity Date and (iii) shall be treated substantially the same as (and in any event no more favorably than) the existing Loans.  Incremental Loans may be made hereunder pursuant to an amendment or restatement of this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, each new Lender participating in such tranche (if any), each existing Lender participating in such tranche (if any) and the Administrative Agent.  The Administrative Agent may, without the consent of any other Lenders (except as expressly required pursuant to Section 14.3), effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 2.2.

2.3.    Principal Payments. Any outstanding Borrowings and all other unpaid Obligations shall be paid in full by the Borrower on the Maturity Date.

2.4.    Requests for Borrowings; Responsibility for Borrowings. Borrowings shall be made available to the Borrower by Administrative Agent in accordance with Section 2.1(a) and Section 2.7 hereof. The obligation of each Lender to fund its Percentage of each Borrowing shall be several and not joint.
2.5.    Evidence of Credit Extensions. Any Lender may request that Loans made by it be evidenced by a Note. In such event, the Borrower shall prepare, execute and deliver to such Lender a Note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns). Thereafter, the Loans evidenced by such Note and interest thereon shall at all times (including after assignment pursuant to Section 13.3) be represented by one or more Notes in such form payable to the order of the payee named therein (or, if such Note is a registered note, to such payee and its registered assigns). Each Lender may record Borrowings and principal payments thereof on the schedule attached to its Note or, at its option, in its records, and each Lender’s record thereof shall be conclusive absent the Borrower furnishing to such Lender conclusive and irrefutable evidence of an error made by such Lender with respect to that Lender’s records. Notwithstanding the foregoing, the failure to make, or an error in making, a notation with respect to any Borrowing shall not limit or otherwise affect the obligations of the Borrower hereunder or under the Notes to pay the amount actually owed by the Borrower to Lenders.

2.6.    Loans and Borrowings.
(a)    Each Loan shall be made as part of a Borrowing consisting of Loans of the same Type made by the Lenders ratably in accordance with their respective Percentages. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder.
(b)    Subject to Section 4.8(c), each Borrowing shall be comprised entirely of Base Rate Loans, ~~Adjusted~~ Daily Simple SOFR Loans or Term SOFR Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Term SOFR Loan or ~~Adjusted~~ Daily Simple SOFR Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.
(c)    No more than ten (10) Term SOFR Borrowings and ~~Adjusted~~ Daily Simple SOFR Borrowings, in the aggregate, may be outstanding at any one time under the Facility.
(d)    Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.
2.7.    Requests for Borrowings.

(a)    To request a Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a “Borrowing Notice”) (A) in the case of a Term SOFR Borrowing, not later than 11:00 a.m. (Central Time), three (3) Business Days before the date of the proposed Borrowing, or (B) in the case of a Base Rate Borrowing or ~~Adjusted~~ Daily Simple SOFR Borrowing, not later than 11:00 a.m. (Central Time), one (1) Business Day before the date of the proposed Borrowing. Each such telephonic Borrowing Notice shall be irrevocable and, if requested by the Administrative Agent, shall be confirmed promptly by delivery to the Administrative Agent of a written Borrowing Notice in substantially the form of Exhibit J in the case of any Borrowing. Each such telephonic and written Borrowing Notice shall specify the following information in compliance with Section 2.7: (i) the Borrower requesting such Borrowing; (ii) the Type of the requested Borrowing; (iii) the aggregate amount of such Borrowing; (iv) the date of such Borrowing, which shall be a Business Day; (v) in the case of a Term SOFR Borrowing, the initial Interest Period to be applicable thereto; and (vi) the location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.7. If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be a Base Rate Borrowing. If no Interest Period is specified with respect to any requested Term SOFR Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Notice in accordance with this Section 2.7(a), the Administrative Agent shall advise each relevant Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.
The Borrower shall also deliver together with each Borrowing Notice the compliance certificate required in Section 5.2 and otherwise comply with the conditions set forth in Section 5.2 for Borrowings.
Not later than 11:00 a.m. (Central Time) on each Borrowing Date, each Lender shall make available its Loan or Loans, in funds immediately available at the Administrative Office. Administrative Agent will promptly make the funds so received from the Lenders available to the Borrower in the account specified by the Borrower in the Disbursement Instruction Agreement.
(b)    Administrative Agent shall, as soon as practicable after receipt of a Borrowing Notice, determine ~~Adjusted~~ Term SOFR applicable to the requested Term SOFR Borrowing or ~~Adjusted~~ Daily Simple SOFR applicable to the requested ~~Adjusted~~ Daily Simple SOFR Borrowing, as applicable, and inform the Borrower and Lenders of the same. Each determination of ~~Adjusted~~ Term SOFR and ~~Adjusted~~ Daily Simple SOFR by Administrative Agent shall be conclusive and binding upon the Borrower in the absence of manifest error.
(c)    If the Borrower shall prepay a Term SOFR Borrowing other than on the last day of the Interest Period applicable thereto, the Borrower shall be responsible to pay all amounts due to Lenders as required by Section 4.4 hereof. The Lenders shall not be obligated to match fund their Term SOFR Borrowings.

(d)    In no contingency or event whatsoever shall the aggregate of all amounts deemed interest under this Agreement charged or collected pursuant to the terms of this Agreement exceed the highest rate permissible under any Applicable Law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lenders have charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by Applicable Law and the Lenders shall at the Administrative Agent’s option (i) promptly refund to the Borrower any interest received by the Lenders in excess of the maximum lawful rate or (ii) apply such excess to the principal balance of the Obligations. It is the intent hereof that the Borrower not pay or contract to pay, and that neither the Administrative Agent nor any Lender receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the Borrower under Applicable Law.
(e)    In connection with the use or administration of Term SOFR and ~~Adjusted~~ Daily Simple SOFR, the Administrative Agent will have the right to make Conforming Changes it reasonably determines are appropriate from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR or ~~Adjusted~~ Daily Simple SOFR.

2.8.    Interest Elections.
(a)    Each Borrowing initially shall be of the Type specified in the applicable Borrowing Notice and, in the case of a Term SOFR Borrowing, shall have an initial Interest Period as specified in such Borrowing Notice (or as set forth in Section 2.7 if no Interest Period is specified). Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Term SOFR Borrowing, may elect Interest Periods therefor, all as provided in this Section 2.8(a). The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. Notwithstanding the foregoing, the Borrower may not (i) elect an Interest Period for Term SOFR Loans that does not comply with the definition of “Interest Period” or Section 2.6(d), (ii) elect to convert any Loans to Term SOFR Loans or ~~Adjusted~~ Daily Simple SOFR Loans that would result in the number of Term SOFR Borrowings and ~~Adjusted~~ Daily Simple SOFR Borrowings exceeding the maximum number of such Borrowings permitted under Section 2.6(c) or (iii) elect an Interest Period for Term SOFR Loans unless the aggregate outstanding principal amount of Term SOFR Loans to which such Interest Period will apply complies with the requirements as to minimum principal amount set forth in Section 2.11.
(b)    To make an election pursuant to this Section 2.8(b) (an “Interest Election Request”), the Borrower shall notify the Administrative Agent of such election by telephone or email by the time that a Borrowing Notice would be required under Section 2.7 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such Interest Election Request shall be irrevocable and shall be confirmed promptly or accompanied by delivery to the Administrative Agent of a written (email being acceptable) Interest Election Request in a form approved by the Administrative Agent (hereinafter referred to as a “Conversion/Continuation Notice”).
(c)    Each telephonic and written Conversion/Continuation Notice shall specify the following information in compliance with Section 2.6 and paragraph (a) of this Section 2.8(c): (i) the Borrowing to which such Conversion/Continuation Notice applies; (ii) the effective date of the election made pursuant to such Conversion/Continuation Notice, which shall be a Business Day; (iii) whether the resulting Borrowing is to be a Base Rate Borrowing, an ~~Adjusted~~ Daily Simple SOFR Borrowing or a Term SOFR Borrowing; and (iv) if the resulting Borrowing is a Term SOFR Borrowing, the Interest Period to be applicable thereto after giving effect to such election. If any such Conversion/Continuation Notice requests a Term SOFR Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.
(d)    Promptly following receipt of a Conversion/Continuation Notice, the Administrative Agent shall advise each relevant Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.
(e)    If the Borrower fails to timely deliver a Conversion/Continuation Notice with respect to a Term SOFR Borrowing in accordance with Section 2.8(b) prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be continued as a Term SOFR Borrowing with the same Interest Period as the Term SOFR Borrowing being continued (unless such deemed election shall result in an Interest Period ending after the Maturity Date, in which case the Borrower shall be deemed to have elected a one (1) month Interest Period which will not end after the Maturity Date; provided, however, that if less than 30 days remain until the Maturity Date, such Term SOFR Borrowing shall bear interest at the Base Rate plus the Base Rate Applicable Margin). The Administrative Agent shall advise each relevant Lender and the Borrower of the details of any such deemed continuation under this clause (e).
(f)    Notwithstanding anything to the contrary contained in this Section 2.8, no Borrowing may be converted into a Term SOFR Borrowing or ~~Adjusted~~ Daily Simple SOFR Borrowing or continued as a Term SOFR Borrowing (except with the consent of the Required Lenders) when any Monetary Default or Event of Default has occurred and is continuing.

2.9.    Applicable Margins.
    The Base Rate Applicable Margin, ~~Adjusted~~ Daily Simple SOFR Applicable Margin and the Term SOFR Applicable Margin shall vary from time to time in accordance with the Investment Grade Rating as follows (such that the Applicable Margin shall change from time to time as and when the Investment Grade Rating changes, which changes shall be effective from and after the date that notice is delivered from the Borrower to the Administrative Agent of the applicable Investment Grade Rating change):

Rating Level	Term SOFR Applicable Margin and ~~Adjusted~~ Daily Simple SOFR Applicable Margin	Base Rate Applicable Margin
A/A2/A (“Level I”)	0.75%	0.00%
A-/A3/A- (“Level II”)	0.80%	0.00%
BBB+/Baa1/BBB+ (“Level III”)	0.85%	0.00%
BBB/Baa2/BBB (“Level IV”)	0.95%	0.00%
BBB-/Baa3/BBB- (“Level V”)	1.20%	0.20%
Below BBB-, Baa3 or BBB- (“Level VI”)	1.60%	0.60%

    Notwithstanding the Investment Grade Rating set forth in above table, if: (i) the Consolidated Leverage Ratio as of the last day of the most recently ending fiscal quarter of the Borrower as set forth in the corresponding compliance certificate delivered pursuant to Section 8.2(d) is less than 35.0% (or, so long as the Consolidated Leverage Ratio shall have been less than 35.0% during the immediately preceding fiscal quarter, greater than or equal to 35.0% but less than 37.5%; provided that the provisions of this parenthetical shall be applicable for only one fiscal quarter during the term of this Agreement), and (ii) (a) the Borrower’s Investment Grade Rating with S&P is not lower than BBB, (b) the Borrower’s Investment Grade Rating with Moody’s is not lower than Baa2 and (c) the Borrower’s Investment Grade Rating with Fitch is not lower than BBB, the Base Rate Applicable Margin, the ~~Adjusted~~ Daily Simple SOFR Applicable Margin and the Term SOFR Applicable Margin shall be set at Level III. For the avoidance of doubt, (x) if the Consolidated Leverage Ratio is greater than or equal to 35.0% for two or more consecutive fiscal quarters, the Borrower will again satisfy the condition set forth in clause (i) above when and if the Consolidated Leverage Ratio as of the last day of the most recently ending fiscal quarter of the Borrower as set forth in the corresponding compliance certificate delivered pursuant to Section 8.2(d) is less than 35.0%, and (y) the Borrower may qualify for pricing at Level I, II or III based solely upon its Investment Grade Rating even if it does not meet the Consolidated Leverage Ratio condition described in clause (i) above. Any increase or decrease in the Base Rate Applicable Margin, the ~~Adjusted~~ Daily Simple SOFR Applicable Margin or the Term SOFR Applicable Margin resulting from a change in the Consolidated Leverage Ratio in accordance with the foregoing proviso shall become effective as of the first Business Day immediately following the date a compliance certificate is delivered pursuant to Section 8.2(d); provided, that if a compliance certificate is not delivered when due in accordance with such Section, then the Level corresponding to the Investment Grade Rating then in effect shall apply as of the fifth Business Day after the date on which such compliance certificate was required to have been delivered and shall remain in effect until the date on which such compliance certificate is delivered. The parties acknowledge and agree the Consolidated Leverage Ratio for the fiscal year ending December 31, 2024 is less than 35.0%.

    The Applicable Margin shall be determined by (i) to the extent the Borrower has received ratings from each of the Rating Agencies, the highest of the three ratings from each Rating Agency; provided that in the event that the two highest ratings are more than one rating level apart and both are Investment Grade Ratings, then the rating level one level above the lower of such two ratings shall apply and (ii) to the extent the Borrower has received ratings from only two of the Rating Agencies, the higher of the two ratings from such Rating Agencies; provided that in the event that such two ratings are more than one rating level apart and both are Investment Grade Ratings, then the rating level one level above the lower of the two ratings shall apply. If only one Rating Agency has issued an Investment Grade Rating, the Applicable Margin shall be determined based on the sole Investment Grade Rating then in effect. If Investment Grade Ratings shall have been assigned by each Rating Agency and thereafter the Borrower does not have an Investment Grade Rating from any Rating Agency, the Applicable Margin shall be determined based on Level VI of the foregoing table in this Section 2.9.

2.10.    Funds Transfer Disbursements. The Borrower hereby authorizes the Administrative Agent to disburse the proceeds of any Loan made by the Lenders or any of their Affiliates pursuant to the Loan Documents as requested by an authorized representative of the Borrower to any of the accounts designated in the Disbursement Instruction Agreement.

2.11.    Minimum Amount of Each Borrowing. Each Term SOFR Borrowing shall be in the minimum amount of $2,000,000 (and in multiples of $100,000 if in excess thereof), and each Base Rate Borrowing and ~~Adjusted~~ Daily Simple SOFR Borrowing shall be in the minimum amount of $1,000,000 (and in multiples of $100,000 if in excess thereof).

2.12.    Interest.

(a)    Subject to Section 2.14, the outstanding principal balance of the Loans shall bear interest from time to time at a rate per annum equal to:
(i)    the Base Rate plus the Base Rate Applicable Margin; or

(ii)    at the election of the Borrower in accordance with Section 2.8 with respect to all or portions of the Obligations, ~~Adjusted~~ Daily Simple SOFR plus the ~~Adjusted~~ Daily Simple SOFR Applicable Margin; or

(iii)    at the election of the Borrower in accordance with Section 2.8 with respect to all or portions of the Obligations, ~~Adjusted~~ Term SOFR plus the Term SOFR Applicable Margin.

(b)    All interest shall be calculated for actual days elapsed on the basis of a 360-day year. Interest accrued on each Borrowing shall be payable on the first day of each calendar month in arrears from time to time while such Borrowing is outstanding (or, if earlier, on the Maturity Date). Interest shall not be payable for the day of any payment on the amount paid if payment is received by Administrative Agent prior to 1:00 p.m. (Central Time). If any payment of principal or interest on the Loans, or fees hereunder or under any other Loan Document, shall become due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a payment of principal, such extension of time shall be included in computing interest due in connection with such payment; provided that for purposes of Section 10.1 hereof, any payments of principal described in this sentence shall be considered to be “due” on such next succeeding Business Day.

2.13.    Method of Payment.
(a)    All payments of the Obligations hereunder shall be made, without set off, deduction, or counterclaim, in immediately available funds to Administrative Agent at the Administrative Office or at any other Lending Office of Administrative Agent specified in writing by Administrative Agent to the Borrower, by 11:00 a.m. (Central Time) on the date when due and shall be applied ratably by Administrative Agent among Lenders in the Facility. Each such payment shall be made in Dollars. Each payment delivered to Administrative Agent for the account of any Lender shall be delivered promptly by Administrative Agent to such Lender in the same type of funds that Administrative Agent received at its address specified herein or at any Lending Office specified in a notice received by Administrative Agent from such Lender. Payments not made by Administrative Agent within one (1) Business Day after receipt shall accrue interest at Overnight Rate. Administrative Agent is hereby authorized to charge the account of the Borrower maintained with Wells for each payment of principal, interest and fees as it becomes due hereunder.
(b)    If any Lender shall fail to make any payment required to be made by it pursuant to Sections 2.7, 2.16 or 12.8, then the Administrative Agent shall, notwithstanding any contrary provision hereof, (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender for the benefit of the Administrative Agent to satisfy such Lender’s obligations to it under such Section until all such unsatisfied obligations are fully paid, and/or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender under any such Section, in the case of each of clauses (i) and (ii) above, in any order as determined by the Administrative Agent in its discretion.
2.14.    Default. Notwithstanding the foregoing, upon the occurrence and during the continuance of a Monetary Default or any other Event of Default, the Borrower shall not have the right to request a Term SOFR Borrowing or an ~~Adjusted~~ Daily Simple SOFR Borrowing, select a new Interest Period for an existing Term SOFR Borrowing or convert any Borrowing to a Term SOFR Borrowing or an ~~Adjusted~~ Daily Simple SOFR Borrowing. (i) Immediately upon the occurrence and during the continuance of a Monetary Default and (ii) upon the occurrence and during the continuance of any other Event of Default, at the election of the Required Lenders by notice to the Borrower, all outstanding Loans shall bear interest at the applicable Default Rates until such Monetary Default or other Event of Default ceases to exist or the Obligations are paid in full.

2.15.    Lending Offices. Each Lender may book its Borrowings at any Lending Office selected by such Lender and may change its Lending Office from time to time. All terms of this Agreement shall apply to any such Lending Office and any Note shall be deemed held by the applicable Lender for the benefit of such Lending Office. Each Lender may, by written or telex notice to the Administrative Agent and the Borrower, designate a Lending Office through which Borrowings will be made by it and for whose account payments are to be made.
2.16.    Non Receipt of Funds by Administrative Agent. Unless the Borrower or a Lender, as the case may be, notifies Administrative Agent prior to the date on which it is scheduled to make payment to Administrative Agent of (i) in the case of a Lender, a Borrowing, or (ii) in the case of the Borrower, a payment of principal, interest or fees to the Administrative Agent for the account of the Lenders, that it does not intend to make such payment, Administrative Agent may assume that such payment has been made. Administrative Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or the Borrower, as the case may be, has not in fact made such payment to Administrative Agent, the recipient of such payment shall, promptly after demand by Administrative Agent, repay to Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by Administrative Agent until the date Administrative Agent recovers such amount at a rate per annum equal to (i) in the case of payment by a Lender, the Overnight Rate (as determined by Administrative Agent) or (ii) in the case of payment by the Borrower, the interest rate applicable to Base Rate Borrowings. If the Borrower and any Lender shall each pay any such amount made available by the Administrative Agent on behalf of such Lender for the same or overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount paid by the Borrower for such period. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make available the proceeds of a Loan to be made by such Lender.

2.17.    [Reserved].

2.18.    [Reserved].

2.19.    Extension of Maturity Date. The Borrower shall have the right, exercisable two (2) times for the Facility, to cause the Administrative Agent and the Lenders to extend the Maturity Date by a one-year period. The Borrower may exercise such right only by executing and delivering to the Administrative Agent at least ninety (90) days but not more than one hundred eighty (180) days prior to the current Maturity Date, a written request for such extension (an “Extension Notice”); provided, that, an Extension Notice under this Section 2.19 may state that such Extension Notice is conditioned upon the occurrence of one or more events specified therein, in which case such notice may be revoked by the Borrower (by written notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied and, in such case, no extension of the Maturity Date shall occur. The Administrative Agent shall notify the Lenders if it receives an Extension Notice promptly upon receipt thereof. Subject to satisfaction of the following conditions (and any condition specified in the Extension Notice pursuant to the proviso in the second sentence of this Section 2.19), the Maturity Date shall be extended for a one-year period effective on the then effective Maturity Date following receipt by the Administrative Agent of the Extension Notice and

payment of the fee referred to in the following clause (ii): (i) immediately prior to such extension and immediately after giving effect thereto, (A) no Default or Event of Default shall exist and (B) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct in all material respects (or, to the extent qualified by materiality or Material Adverse Effect, in all respects) on and as of the date of such extension with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (or, to the extent qualified by materiality or Material Adverse Effect, in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents; and (ii) the Borrower shall have paid to Administrative Agent for the ratable account of each of the Lenders a fee equal to 0.125% of the amount of the Total Term Loan Exposure on the effective date of the extension (which fee shall be fully earned on the date the Administrative Agent receives the Extension Notice pursuant to this Section 2.19; provided that such fee shall cease to be fully earned if the Extension Notice is revoked in accordance with this Section 2.19 and the extension of the Maturity Date shall not occur). At any time prior to the effectiveness of any such extension, upon the Administrative Agent’s request, the Borrower shall deliver to the Administrative Agent a certificate from the chief executive officer or chief financial officer certifying the matters referred to in the immediately preceding clauses (i)(A) and (i)(B).

2.20.    Pro Rata Treatment/Sharing of Payments.

(a)    Except to the extent otherwise provided herein: (i) each Borrowing from the Lenders under Section 2.7 shall be made from the Lenders, and each payment of the fees under Section 2.19 shall be made for the account of the Lenders, pro rata according to the amounts of their respective Percentages; (ii) each payment or prepayment of principal of Loans shall be made for the account of the Lenders pro rata in accordance with the respective unpaid principal amounts of the Loans held by them, provided that, subject to Section 12.16, if immediately prior to giving effect to any such payment in respect of any Loans the outstanding principal amount of the Loans shall not be held by the Lenders pro rata in accordance with their respective Percentages in effect at the time such Loans were made, then such payment shall be applied to the Loans in such manner as shall result, as nearly as is practicable, in the outstanding principal amount of the Loans being held by the Lenders pro rata in accordance with their respective Percentages; (iii) each payment of interest on Loans shall be made for the account of the Lenders, pro rata in accordance with the amounts of interest on such Loans, then due and payable to the respective Lenders and (iv) the making, conversion and continuation of Loans of a particular Type shall be made pro rata among the Lenders, according to the amounts of their respective Loans, and the then current Interest Period for each Lender’s portion of each such Loan of such Type shall be coterminous.

(b)    If a Lender shall obtain payment of any principal of, or interest on, any Loan made by it to the Borrower under this Agreement or shall obtain payment on any other Obligation owing by the Borrower or any other Loan Party through the exercise of any right of set-off, banker’s lien, counterclaim or similar right or otherwise or through voluntary prepayments directly to a Lender or other payments made by or on behalf the Borrower or any other Loan Party to a Lender (other than any payment in respect of ~~Specified~~ Rate Management Obligations) not in accordance with the terms of this Agreement and such payment should be distributed to the Lenders in accordance with Section 2.20(a) or Section 2.22, as applicable, such Lender shall promptly purchase from the other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans made by the other Lenders or other Obligations owed to such other Lenders in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such payment (net of any reasonable expenses which may actually be incurred by such Lender in obtaining or preserving such benefit) in accordance with the requirements of Section 2.20(a) or Section 2.22, as applicable. To such end, all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Borrower agrees that any Lender so purchasing a participation (or direct interest) in the Loans or other Obligations owed to such other Lenders may exercise all rights of set-off, banker’s lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower.
2.21.    [Reserved].

2.22.    Application of Moneys Received. Subject to Section 2.13(b) hereof, all moneys collected or received by the Administrative Agent on account of the Facility directly or indirectly, shall be applied in the following order of priority:

(i)    to the payment of all reasonable costs incurred in the collection of such moneys of which the Administrative Agent shall have given notice to the Borrower;
(ii)    to the reimbursement of any yield protection due to any of the Lenders in accordance with Section 4.1;
(iii)    to the payment of all fees then due to the Administrative Agent;
(iv)    [reserved];
(v)    first to interest until paid in full and then to principal for all Lenders (x) for Borrowings (unless an Event of Default exists) (the amount allocated to Borrowings to be distributed in accordance with the applicable pro rata shares of the outstanding amounts of the Lenders) or (y) if an Event of Default exists, in accordance with the respective Percentages of the Lenders until principal is paid in full, each Lenders’ share of such payment to be allocated pro rata among the outstanding Types of Loans owed to such Lender; and
(vi)    any other sums due to the Administrative Agent or any Lender under any of the Loan Documents.
2.23.    [Reserved].

2.24.    Voluntary Prepayments of Loans.

(a)    The Borrower shall have the right at any time and from time to time to prepay any of its Borrowings in whole or in part, subject to prior notice in accordance with paragraph (b) of this Section.
(b)    The Borrower shall notify the Administrative Agent by email of any prepayment under clause (a) above not later than 11:00 a.m. (Central Time) on the date of prepayment; provided, that, such notice of prepayment may state that such notice of prepayment is conditioned upon the occurrence of one or more events specified therein, in which case such notice may be revoked by the Borrower (by written notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied (provided that the delay or failure of such condition or contingency shall not relieve the Borrower from its obligations in respect thereof under Section 4.4). Except as expressly stated in this Section 2.24(b), each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment pursuant to clause (a) above of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.11 hereof. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the applicable prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.12 hereof and by breakage costs to the extent required by Section 4.4 hereof.
ARTICLE III.

[RESERVED]
ARTICLE IV.

CHANGE IN CIRCUMSTANCES
4.1.    Yield Protection. If any Change in Law:

(i)    subjects the Administrative Agent, any Lender or any applicable Lending Office to any taxes, duties, levies, imposts, deductions, assessments, fees, charges or withholdings, and all liabilities with respect thereto (other than (A) Taxes, (B) Excluded Taxes or (C) Other Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities, capital or liquidity attributable to making, converting, funding or maintaining its Borrowings or its Term Loan Commitment, or
(ii)    imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit, liquidity or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Office (other than reserves and assessments taken into account in determining the interest rate applicable to Term SOFR Borrowings or ~~Adjusted~~ Daily Simple SOFR Borrowings), or
(iii)    imposes any other condition, and the result is to increase the cost of any Lender or any applicable Lending Office of making, funding or maintaining loans or reduces any amount receivable by any Lender or any applicable Lending Office in connection with loans, or requires any Lender or any applicable Lending Office to make any payment calculated by reference to the amount of loans held or interest received by it, by an amount deemed material by such Lender, then, within fifteen (15) days of demand by the Administrative Agent or such Lender, the Borrower shall pay the Administrative Agent or such Lender that portion of such increased expense incurred or reduction in an amount received which the Administrative Agent or such Lender determines is attributable to making, funding and maintaining its Borrowings and its Term Loan Commitment (which determination shall be made in good faith (and not on an arbitrary or capricious basis) and consistent with similarly situated customers of the applicable Lender after consideration of such factors as such Lender then reasonably determines to be relevant). Without in any way affecting the Borrower’s obligation to pay compensation actually claimed by a Lender under this Section 4.1, the Borrower shall have the right to replace any Lender which has demanded such compensation provided that the Borrower notifies such Lender that it has elected to replace such Lender and notifies such Lender and the Administrative Agent of the identity of the proposed replacement Lender not more than six (6) months after the date of such Lender’s most recent demand for compensation under this Section 4.1, and further provided that such replacement is otherwise in accordance with Section 4.7.
4.2.    Changes in Capital Adequacy Regulations. If a Lender determines the amount of capital or liquidity required or expected to be maintained by such Lender, any Lending Office of such Lender or any corporate entity controlling such Lender is increased as a result of a Change in Law (which determination shall be made in good faith (and not on an arbitrary or capricious basis) and consistent with similarly situated customers of the applicable Lender after consideration of such factors as such Lender then reasonably determines to be relevant), then, within fifteen (15) days of demand by such Lender, the Borrower shall pay such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which is attributable to this Agreement, its Borrowings or its obligation to make Borrowings hereunder (after taking into account such Lender’s policies as to capital adequacy). Without in any way affecting the Borrower’s obligation to pay compensation actually claimed by a Lender under this Section 4.2, the Borrower shall have the right to replace any Lender which has demanded such compensation provided that the Borrower notifies such Lender that it has elected to replace such Lender and notifies such Lender and the Administrative Agent of the identity of the proposed replacement Lender not more than six (6) months after the date of such Lender’s most recent demand for compensation under this Section 4.2, and further provided that such replacement is otherwise in accordance with Section 4.7.
4.3.    [Reserved].

4.4.    Funding Indemnification. The Borrower hereby indemnifies each of the Lenders against any loss, cost or expense (including any loss, cost or expense arising from the liquidation or reemployment of funds or from any fees payable) which may arise, be attributable to or result due to or as a consequence of (a) any failure by the Borrower to make any payment when due of any amount due hereunder in connection with a SOFR Loan, (b) any failure of the Borrower to borrow or continue a SOFR Loan or convert to a SOFR Loan on a date specified therefor in a Borrowing Notice or Conversion/Continuation Notice, (c) any failure of the Borrower to prepay any SOFR Loan on a date specified therefor in any notice of prepayment under Section 2.24 (regardless of whether any such notice of prepayment may be revoked under Section 2.24(b) and is revoked in accordance therewith), (d) any payment, prepayment or conversion of any SOFR Loan on a date other than the last day of the Interest Period therefor (including as a result of an Event of Default) or (e) the assignment of any SOFR Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 4.7. A certificate of such Lender setting forth the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Borrower through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error. All of the obligations of the Loan Parties under this Section 4.4 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Term Loan Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

4.5.    Taxes.

(i)    All payments by the Borrower to or for the account of any Lender or the Administrative Agent hereunder or under any Note shall be made free and clear of and without deduction for any and all Taxes. If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender or the Administrative Agent, (a) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.5) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (b) the Borrower shall make such deductions, (c) the Borrower shall pay the full amount deducted to the relevant authority in accordance with Applicable Law, and (d) the Borrower shall furnish to the Administrative Agent the original copy of a receipt evidencing payment thereof within 30 days after such payment is made.
(ii)    In addition, the Borrower hereby agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under any Note or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note (“Other Taxes”).

(iii)    The Borrower hereby agrees to indemnify the Administrative Agent and each Lender for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed on amounts payable under this Section 4.5) paid by the Administrative Agent or such Lender as a result of its Term Loan Commitment, any Loans made by it hereunder, or otherwise in connection with its participation in this Agreement and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto (such taxes, the “Indemnified Taxes”). Payments due under this indemnification shall be made within 30 days of the date the Administrative Agent or such Lender makes demand therefor pursuant to Section 4.6.
(iv)    Each Lender that is not incorporated under the laws of the United States of America or a state thereof (each a “Non-U.S. Lender”) agrees that it will, not more than ten (10) Business Days after the date of this Agreement, (i) deliver to the Administrative Agent two duly completed copies of United States Internal Revenue Service Form W-8BEN, W-8BEN-E or W-8ECI, certifying in either case that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, and (ii) deliver to the Administrative Agent a United States Internal Revenue Form W-8 or W-9, as the case may be, and certify that it is entitled to an exemption from United States backup withholding tax. Each Non-U.S. Lender further undertakes to deliver to each of the Borrower and the Administrative Agent (x) renewals or additional copies of such form (or any successor form) on or before the date that such form expires or becomes obsolete, and (y) after the occurrence of any event requiring a change in the most recent forms so delivered by it, such additional forms or amendments thereto as may be reasonably requested by the Borrower or the Administrative Agent. All forms or amendments described in the preceding sentence shall certify that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form or amendment with respect to it and such Lender advises the Borrower and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.
(v)    For any period during which a Non-U.S. Lender has failed to provide the Borrower with an appropriate form pursuant to clause (iv), above (unless such failure is due to a change in treaty, law or regulation, or any change in the interpretation or administration thereof by any governmental authority, occurring subsequent to the date on which a form originally was required to be provided), such Non-U.S. Lender shall not be entitled to indemnification under this Section 4.5 with respect to Taxes imposed by the United States; provided that, should a Non-U.S. Lender which is otherwise exempt from or subject to a reduced rate of withholding tax become subject to Taxes because of its failure to deliver a form required under clause (iv), above, the Borrower shall take such steps as such Non-U.S. Lender shall reasonably request to assist such Non-U.S. Lender to recover such Taxes.
(vi)    Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments under this Agreement or any Note pursuant to the law of any relevant jurisdiction or any treaty shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by Applicable Law, such properly completed and executed documentation prescribed by Applicable Law as will permit such payments to be made without withholding or at a reduced rate.
(vii)    If the U.S. Internal Revenue Service or any other governmental authority of the United States or any other country or any political subdivision thereof asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or properly completed, because such Lender failed to notify the Administrative Agent of a change in circumstances which rendered its exemption from withholding ineffective, or for any other reason), such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax, withholding therefor, or otherwise, including penalties and interest, and including taxes imposed by any jurisdiction on amounts payable to the Administrative Agent under this subsection, together with all costs and expenses related thereto (including attorneys’ fees and time charges of attorneys for the Administrative Agent, which attorneys may be employees of the Administrative Agent). The obligations of the Lenders under this Section 4.5(vii) shall survive the payment of the Obligations and termination of this Agreement.
(viii)    If a payment made to a Lender hereunder or under any Note would be subject to United States federal withholding tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable) such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 4.5(viii), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
(ix)    Each of the Lenders represents that as of the Agreement Execution Date it is not aware of any facts that would give rise to a claim for additional payments under this Section 4.5.
4.6.    Lender Statements; Survival of Indemnity. To the extent reasonably possible, each Lender shall designate an alternate Lending Office with respect to its Term SOFR Borrowings and ~~Adjusted~~ Daily Simple SOFR Borrowings to reduce any liability of the Borrower to such Lender under Sections 4.1, 4.2 and 4.5 or to avoid the unavailability of a Term SOFR Borrowing or an ~~Adjusted~~ Daily Simple SOFR Borrowing, so long as such designation is not disadvantageous to such Lender. Each Lender shall deliver a written statement of such Lender as to the amount due, if any, under Sections 4.1, 4.2, 4.4 and 4.5 hereof. Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on the Borrower in the absence of manifest error. The amount due in such statement shall not include amounts due under Sections 4.1, 4.2 or 4.5 that are either attributable to facts known to the Lender as of the Agreement Execution Date or that relate to a time period more than ninety (90) days prior to the giving of such written statement. Determination of amounts payable under such Sections in connection with a Term SOFR Borrowing or ~~Adjusted~~ Daily Simple SOFR Borrowing shall be calculated as though each Lender funded its Term SOFR Borrowing or ~~Adjusted~~ Daily Simple SOFR Borrowing, as applicable, through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining ~~Adjusted~~ Term SOFR or ~~Adjusted~~ Daily Simple SOFR applicable to such Borrowing, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement shall be payable on demand after receipt by the Borrower of the written statement. The obligations of the Borrower under Sections 4.1, 4.2, 4.4 and 4.5 hereof shall survive payment of the Obligations and termination of this Agreement.

4.7.    Replacement of Lenders under Certain Circumstances(i)    . The Borrower shall be permitted to replace any Lender that (a) is a Defaulting Lender or a Non-Consenting Lender, (b) requires Borrower to pay any Indemnified Taxes or additional amounts pursuant to Section 4.5 or (c) requests compensation under Sections 4.1 or 4.2, and, in each case of subclauses (b) and (c) immediately above, such Lender has declined or is unable to designate a different Lending Office in accordance with Section 4.6. The Borrower may, at its sole expense and effort, upon notice to such a Lender and the Administrative Agent, require a Lender meeting the criteria set forth in the first sentence of this Section 4.7 to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 13.3), all of its interests, rights (other than its existing rights to payments pursuant to Sections 4.1, 4.2, 4.4, 4.5, 4.6 and 14.6) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that,

(i)    such assignment does not conflict with any Applicable Law;

(ii)    no Event of Default or (after notice thereof to the Borrower) no Default shall have occurred and be continuing at the time of such assignment;

(iii)    such replaced Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it under the Loan Documents (including any amounts under Sections 4.1, 4.2, 4.4, 4.5, 4.6 and 14.6) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

(iv)     the Borrower shall remain liable to such replaced Lender under Sections 4.1, 4.2, 4.4, 4.5, 4.6 and 14.6 for events occurring prior to such assignment;
(v)    in the case of any such assignment resulting from (A) a claim for compensation under Sections 4.1 or 4.2 or payments required to be made pursuant to Section 4.5, such assignment will result in a reduction in such compensation or payments thereafter and (B) a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent;

(vi)    the Administrative Agent shall have received from the Borrower any processing fees required under Section 13.3; and

(vii)    any such assignment shall not be deemed to be a waiver of any rights which the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

Each party hereto agrees that (x) an assignment required pursuant to this Section 4.7 may be effected pursuant to an Assignment and Assumption Agreement executed by the Borrower, the Administrative Agent and the assignee and (y) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to and be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender or the Administrative Agent, provided, further that any such documents shall be without recourse to or warranty by the parties thereto.
4.8.    Changed Circumstances.

(a)     Circumstances Affecting Benchmark Availability. Subject to clause (c) below, in connection with any request for a SOFR Borrowing or a conversion to or continuation thereof or otherwise, if for any reason (i) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that (x) if ~~Adjusted~~ Daily Simple SOFR is utilized in any calculations hereunder or under any other Loan Document with respect to any Obligations, interest, fees, commissions or other amounts, reasonable and adequate means do not exist for ascertaining ~~Adjusted~~ Daily Simple SOFR pursuant to the definition thereof or (y) ~~Adjusted~~ Term SOFR is utilized in any calculations hereunder or under any other Loan Document with respect to any Obligations, interest, fees, commissions or other amounts, reasonable and adequate means do not exist for ascertaining ~~Adjusted~~ Term SOFR for the applicable Interest Period with respect to a proposed Term SOFR Loan on or prior to the first day of such Interest Period or (ii) the Required Lenders shall determine (which determination shall be conclusive and binding absent manifest error) that (x) if ~~Adjusted~~ Daily Simple SOFR is utilized in any calculations hereunder or under any other Loan Document with respect to any Obligations, interest, fees, commissions or other amounts, ~~Adjusted~~ Daily Simple SOFR does not adequately and fairly reflect the cost to such Lenders of making or maintaining such ~~Adjusted~~ Daily Simple SOFR Loans or (y) if ~~Adjusted~~ Term SOFR is utilized in any calculations hereunder or under any other Loan Document with respect to any Obligations, interest, fees, commissions or other amounts, ~~Adjusted~~ Term SOFR does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Term SOFR Loans during the applicable Interest Period and, in the case of (x) and (y) immediately above, the Required Lenders have provided notice of such determination to the Administrative Agent, then, in each case, the Administrative Agent shall promptly give notice thereof to the Borrower. Upon notice thereof by the Administrative Agent to the Borrower, any obligation of the Lenders to make

SOFR Loans, and any right of the Borrower to convert any Loan to or continue any Loan as a SOFR Loan, shall be suspended (to the extent of the affected SOFR Loans or, with respect to any Term SOFR Loan, the affected Interest Periods) until the Administrative Agent (with respect to clause (ii), at the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (A) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans (to the extent of the affected SOFR Loans or, with respect to any Term SOFR Loan, the affected Interest Periods) or, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans in the amount specified therein and (B) any outstanding affected Term SOFR Loans will be deemed to have been converted into Base Rate Loans at the end of the applicable Interest Period and any outstanding affected ~~Adjusted~~ Daily Simple SOFR Loans will be deemed to have been converted into Base Rate Loans immediately. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 4.4.

(b)     Laws Affecting SOFR Availability. If, after the date hereof, the introduction of, or any change in, any Applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations hereunder to make or maintain any SOFR Loan, or to determine or charge interest based upon SOFR, ~~Adjusted~~ Daily Simple SOFR, ~~Adjusted Term SOFR,~~ the Term SOFR Reference Rate or Term SOFR, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the Borrower and the other Lenders (an “Illegality Notice”). Thereafter, until each affected Lender notifies the Administrative Agent and the Administrative Agent notifies the Borrower that the circumstances giving rise to such determination no longer exist, (i) any obligation of the Lenders to make SOFR Loans, and any right of the Borrower to convert any Loan to a SOFR Loan or continue any Loan as a SOFR Loan, shall be suspended and (ii) if necessary to avoid such illegality, the Administrative Agent shall compute the Base Rate without reference to clause (c) of the definition of “Base Rate”. Upon receipt of an Illegality Notice, the Borrower shall, if necessary to avoid such illegality, upon demand from any Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all SOFR Loans to Base Rate Loans (in each case, if necessary to avoid such illegality, the Administrative Agent shall compute the Base Rate without reference to clause (c) of the definition of “Base Rate”), (x) immediately with respect to any ~~Adjusted~~ Daily Simple SOFR Loans or (y) on the last day of the Interest Period therefor with respect to any Term SOFR Loans, if all affected Lenders may lawfully continue to maintain such Term SOFR Loans, to such day, or immediately, if any Lender may not lawfully continue to maintain such Term SOFR Loans to such day. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 4.4.

(c)     Benchmark Replacement Setting.

(i)     Benchmark Replacement. (A) Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event with respect to any Benchmark, the Administrative Agent and the Borrower may amend this Agreement to replace such Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 4.8(c)(i)(A) will occur prior to the applicable Benchmark Transition Start Date.

(B)     No documentation related to a Rate Management Transaction shall be deemed a “Loan Document” for purposes of this Section 4.8(c).

(ii)     Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes it reasonably determines are appropriate from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

(iii)     Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will promptly notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 4.8(c)(iv) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 4.8(c), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 4.8(c).

(iv)     Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if any then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2)

the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(v)     Benchmark Unavailability Period.     Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a given Benchmark, (A) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans, (B) any outstanding affected Term SOFR Loans will be deemed to have been converted to Base Rate Loans at the end of the applicable Interest Period and (C) any outstanding affected ~~Adjusted~~ Daily Simple SOFR Loans will be deemed to have been immediately converted to Base Rate Loans. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 4.4. During a Benchmark Unavailability Period with respect to any Benchmark or at any time that a tenor for any then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark that is the subject of such Benchmark Unavailability Period or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate.

ARTICLE V.

CONDITIONS PRECEDENT
5.1.    Conditions Precedent to Closing. The Lenders shall not be required to make the initial Loans pursuant to Section 2.1 hereunder unless (i) the Borrower shall have paid all fees then due and payable to the Lenders, each Arranger and the Administrative Agent hereunder, including reasonable legal fees and out-of-pocket expenses, (ii) all of the conditions set forth in Section 5.2 are satisfied, and (iii) the Borrower shall have furnished to the Administrative Agent, in form and substance satisfactory to the Lenders and their counsel and with sufficient copies for the Lenders, the following:

(a)    Certificates of Limited Partnership/Incorporation. A copy of the Certificate of Limited Partnership for the Borrower and a copy of the articles of incorporation of the General Partner, each certified by the appropriate Secretary of State or equivalent state official.
(b)    Agreements of Limited Partnership/Bylaws. A copy of the Agreement of Limited Partnership for the Borrower and a copy of the bylaws of the General Partner, including all amendments thereto, each certified by the Secretary or an Assistant Secretary of the General Partner as being in full force and effect on the Agreement Execution Date.
(c)    Good Standing Certificates. A certified copy of a certificate from the Secretary of State or equivalent state official of the states where the Borrower and the General Partner are organized, dated as of the most recent practicable date, showing the good standing or partnership qualification (if issued) of (i) the Borrower, and (ii) the General Partner.
(d)    Foreign Qualification Certificates. A certified copy of a certificate from the Secretary of State or equivalent state official of the state where the Borrower and the General Partner maintain their principal place of business, dated as of the most recent practicable date, showing the qualification to transact business in such state as a foreign limited partnership or foreign corporation, as the case may be, for (i) the Borrower, and (ii) the General Partner.
(e)    Resolutions. A copy of a resolution or resolutions adopted by the Board of Directors of the General Partner, certified by the Secretary or an Assistant Secretary of the General Partner as being in full force and effect on the Agreement Execution Date, authorizing the Borrowings provided for herein and the execution, delivery and performance of the Loan Documents by the General Partner to be executed and delivered by it hereunder on behalf of itself and the Borrower.
(f)    Incumbency Certificate. A certificate, signed by the Secretary or an Assistant Secretary of the General Partner and dated the Agreement Execution Date, as to the incumbency, and containing the specimen signature or signatures, of the Persons authorized to execute and deliver the Loan Documents to be executed and delivered by it and the Borrower hereunder.
(g)    Loan Documents. (i) From each party hereto either (A) a counterpart of this Agreement signed on behalf of such party or (B) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement and (ii) duly executed copies of the other Loan Documents.
(h)    Opinion of Borrower’s Counsel. A written opinion, dated the Agreement Execution Date, from outside counsel for the Borrower which counsel is reasonably satisfactory to Administrative Agent.

(i)    Opinion of General Partner’s Counsel. A written opinion, dated the Agreement Execution Date, from outside counsel for the General Partner which counsel is reasonably satisfactory to Administrative Agent.
(j)    Financial and Related Information. The following information:
(i)    The most recent financial statements of the Borrower and the General Partner and a certificate from a Qualified Officer of the Borrower that no change in the Borrower’s financial condition that would have a Material Adverse Effect has occurred since December 31, 2024; and
(ii)    A Disbursement Instruction Agreement, in substantially the form of Exhibit C hereto, addressed to the Administrative Agent and signed by a Qualified Officer, together with such other related money transfer authorizations as the Administrative Agent may have reasonably requested.
(k)    Closing Certificate. A certificate, signed by an officer of the Borrower, stating that on the Agreement Execution Date no Default or Event of Default has occurred and is continuing and that all representations and warranties of the Borrower contained herein are true and correct as of the Agreement Execution Date as and to the extent set forth herein.
(l)    Revolving Loan Agreement. Evidence of the amendment and restatement of that certain Fourth Amended and Restated Unsecured Revolving Credit Agreement, dated as of July 7, 2021, by and among the Borrower, the General Partner, the lenders from time to time party thereto and Wells, as administrative agent thereunder.
(m)    PATRIOT Act, etc. At least five (5) Business Days prior to the Closing Date, (i) all documentation and other information reasonably requested by the Administrative Agent or any Lender or required by regulatory authorities in order for the Administrative Agent and the Lenders to comply with requirements of any Anti-Corruption Laws or Anti-Money Laundering Laws, including the PATRIOT Act and any applicable “know your customer” rules and regulations, and (ii) to the extent requested by the Administrative Agent or any Lender, a Beneficial Ownership Certification in relation to the Borrower.
(n)    Other Evidence as any Lender May Require. Such other evidence as any Lender may reasonably request to establish the consummation of the transactions contemplated hereby, the taking of all necessary actions in any proceedings in connection herewith and compliance with the conditions set forth in this Agreement.
When all such conditions have been fulfilled (or, in the Lenders’ sole discretion, waived by Lenders), the Administrative Agent shall confirm in writing to the Borrower that the initial Borrowings are then available to the Borrower hereunder.
5.2.    Conditions Precedent to ~~Subsequent~~ Borrowings. The occurrence of each Effective Date is subject to the following additional terms and conditions:

(a)    prior to and after giving effect to each such Effective Date, no Default or Event of Default shall have occurred and be continuing under this Agreement or any of the Loan Documents, and the Borrower shall deliver a certificate of the Borrower to such effect; and
(b)    The representations and warranties contained in Article VI and VII are true and correct in all material respects (except with respect to matters which have been disclosed in writing to and approved by the Required Lenders) as of such Effective Date, as and to the extent set forth therein, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date.
Subject to the last grammatical paragraphs of Article VI and VII hereof, each Borrowing Notice shall constitute a representation and warranty by the Borrower that the conditions contained in Sections 5.2(a) and (b) have been satisfied. Unless set forth in writing to the contrary, the making of its initial Loan or Incremental Loan by a Lender shall constitute a certification by such Lender to the Administrative Agent and the other Lenders that the conditions precedent for initial Loans set forth in Section 5.1 and Section 5.2 (if applicable) that have not previously been waived by the Lenders in accordance with the terms of this Agreement have been satisfied.
ARTICLE VI.

REPRESENTATIONS AND WARRANTIES
The Borrower hereby represents and warrants to the Lenders that:
6.1.    Existence. The Borrower is a limited partnership duly organized and existing under the laws of the State of Delaware, with its principal place of business in the State of Illinois, and is duly qualified as a foreign limited partnership, properly licensed (if required), in good standing and has all requisite authority to conduct its business in each jurisdiction in which it owns Properties and, except where the failure to be so qualified or to obtain such authority would not have a Material Adverse Effect, in each other jurisdiction in which its business is conducted. Each of its Subsidiaries is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite authority to conduct its business in each jurisdiction in which it owns Property, and except where the failure to be so qualified or to obtain such authority would not have a Material Adverse Effect, in each other jurisdiction in which it conducts business.
6.2.    Corporate/Partnership Powers. The execution, delivery and performance of the Loan Documents required to be delivered by the Borrower hereunder are within the partnership authority of such entity and the corporate powers of the general partners of such entity, have been duly authorized by all requisite action, and are not in conflict with the terms of any organizational instruments of such entity, or any instrument or agreement to which the Borrower or the General Partner is a party or by which the Borrower, the General Partner or any of their respective assets may be bound or affected.

6.3.    Power of Officers. The officers of the General Partner executing the Loan Documents required to be delivered by such entities hereunder have been duly elected or appointed and were fully authorized to execute the same at the time each such agreement, certificate or instrument was executed.
6.4.    Government and Other Approvals. No approval, consent, exemption or other action by, or notice to or filing with, any governmental authority is necessary in connection with the execution, delivery or performance of the Loan Documents required hereunder.

6.5.    Solvency.

(i)    Immediately after the Agreement Execution Date and immediately following the making of each Loan and after giving effect to the application of the proceeds of such Loans, (a) the fair value of the assets of the Borrower and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, subordinated, contingent or otherwise, of the Borrower and its Subsidiaries on a consolidated basis; (b) the present fair saleable value of the Properties of the Borrower and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Borrower and its Subsidiaries on a consolidated basis on their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the Borrower and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) the Borrower and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted after the date hereof.
(ii)    The Borrower and its Subsidiaries, on a consolidated basis, do not intend to incur debts beyond their ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Person and the timing of the amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Person.
6.6.    Compliance With Laws. There is no judgment, decree or order or any law, rule or regulation of any court or governmental authority binding on the Borrower or any of its Subsidiaries which would be contravened by the execution, delivery or performance of the Loan Documents required hereunder.

6.7.    Enforceability of Agreement. This Agreement is the legal, valid and binding agreement of the Borrower, and the Notes when executed and delivered will be the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, and the Loan Documents required hereunder, when executed and delivered, will be similarly legal, valid, binding and enforceable except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors generally.

6.8.    Title to Property. To the best of the Borrower’s knowledge after due inquiry, the Borrower or its Subsidiaries has good and marketable title to the Properties and assets reflected in the financial statements as owned by it or any such Subsidiary free and clear of Liens except for the Permitted Liens. The execution, delivery or performance of the Loan Documents required to be delivered by the Borrower hereunder will not result in the creation of any Lien on the Properties. No consent to the transactions contemplated hereunder is required from any ground lessor or mortgagee or beneficiary under a deed of trust or any other party except as has been delivered to the Lenders.

6.9.    Litigation. There are no suits, arbitrations, claims, disputes or other proceedings (including, without limitation, any civil, criminal, administrative or environmental proceedings), pending or, to the best of the Borrower’s knowledge, threatened against or affecting the Borrower or any of the Properties, the adverse determination of which individually or in the aggregate would have a Material Adverse Effect on the Borrower and/or would cause a Material Adverse Financial Change of the Borrower or materially impair the Borrower’s ability to perform its obligations hereunder or under any instrument or agreement required hereunder, except as disclosed on Schedule 6.9 hereto, or otherwise disclosed to Lenders in accordance with the terms hereof.

6.10.    Events of Default. No Default or Event of Default has occurred and is continuing or would result from the incurring of obligations by the Borrower under any of the Loan Documents.

6.11.    Investment Company Act of 1940. The Borrower is not and will by such acts as may be necessary continue not to be, an investment company within the meaning of the Investment Company Act of 1940.

6.12.    Public Utility Holding Company Act. The Borrower is not a “holding company” or a “subsidiary company” of a “holding company,” or an “affiliate” of a “holding company,” or of a “subsidiary company” of a “holding company,” within the definitions of the Public Utility Holding Company Act of 1935, as amended.

6.13.    Regulation U. The proceeds of the Borrowings will not be used, directly or indirectly, in a manner which would cause the Facility to be treated as a “Purpose Credit.”
6.14.    No Material Adverse Financial Change. There has been no Material Adverse Financial Change in the condition of the Borrower since December 31, 2024.

6.15.    Financial Information. All financial statements furnished to the Lenders by or at the direction of the Borrower and all other financial information and data furnished by the Borrower to the Lenders are complete and correct in all material respects as of the date thereof, and such financial statements have been prepared in accordance with GAAP and fairly present the consolidated financial condition and results of operations of the Borrower as of such date; provided, however, that with respect to projected financial information and information of a general economic or industry specific nature, the Borrower represents only that such information has been prepared in good faith based on assumptions believed by the Borrower to be reasonable at the time made. The Borrower has no contingent obligations, liabilities for taxes or other outstanding financial obligations which are material in the aggregate, except as disclosed in such statements, information and data.

6.16.    Factual Information. All factual information heretofore or contemporaneously furnished by or on behalf of the Borrower to the Lenders for purposes of or in connection with this Agreement and the other Loan Documents and the transactions contemplated therein is, and all other such factual information hereafter furnished by or on behalf of the Borrower to the Lenders will be, true and accurate (taken as a whole) in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time. As of the Closing Date, all of the information included in any Beneficial Ownership Certification is true and correct.

6.17.    ERISA. (i) The Borrower is not an entity deemed to hold “plan assets” within the meaning of ERISA or any regulations promulgated thereunder of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan within the meaning of Section 4975 of the Code, and (ii) the execution of this Agreement and the transactions contemplated hereunder do not give rise to a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code.

6.18.    Taxes. All required Federal, state and other material tax returns have been filed by the Borrower with the appropriate authorities except (i) to the extent that extensions of time to file have been requested, granted and have not expired and (ii) to the extent such taxes are being contested in good faith and for which adequate reserves, in accordance with GAAP, are being maintained.

6.19.    Environmental Matters. Except as disclosed in Schedule 6.19, each of the following representations and warranties is true and correct except to the extent that the facts and circumstances giving rise to any such failure to be so true and correct, in the aggregate, could not reasonably be expected to have a Material Adverse Effect:

(i)    To the knowledge of the Borrower, the Properties of the Borrower, its Subsidiaries, and Investment Affiliates do not contain any Materials of Environmental Concern in amounts or concentrations which constitute a violation of, or could reasonably give rise to liability under, Environmental Laws.
(ii)    The Borrower has not received any written notice alleging that any or all of the Properties of the Borrower and its Subsidiaries and Investment Affiliates and all operations at the Properties are not currently in compliance with all applicable Environmental Laws. Further, the Borrower has not received any written notice alleging the current existence of any contamination at or under such Properties in amounts or concentrations which constitute a violation of any Environmental Law, or any violation of any Environmental Law with respect to such Properties for which the Borrower, its Subsidiaries or Investment Affiliates is or could be liable.

(iii)    Neither the Borrower nor any of its Subsidiaries or Investment Affiliates has received any written notice of current non-compliance, liability or potential liability regarding Environmental Laws with regard to any of the Properties, nor does it have knowledge that any such notice will be received or is being threatened.
(iv)    To the knowledge of the Borrower during the ownership of the Properties by any or all of the Borrower, its Subsidiaries and Investment Affiliates, Materials of Environmental Concern have not been transported or disposed of from the Properties of the Borrower and its Subsidiaries and Investment Affiliates in violation of, or in a manner or to a location which could reasonably give rise to liability of the Borrower, any Subsidiary, or any Investment Affiliate under, Environmental Laws, nor during the ownership of the Properties by any or all of the Borrower, its Subsidiaries and Investment Affiliates have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of such Properties in violation of, or in a manner that could give rise to liability of the Borrower, any Subsidiary or any Investment Affiliate under, any applicable Environmental Laws.
(v)    No judicial proceedings or governmental or administrative action is pending, or, to the knowledge of the Borrower, threatened, under any Environmental Law to which the Borrower, any of its Subsidiaries, or any Investment Affiliate, is named as a party with respect to the Properties of such entity, nor are there any consent decrees or other decrees, consent orders, administrative order or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to such Properties for which the Borrower, its Subsidiaries, or any Investment Affiliate is or could be liable.
(vi)    To the knowledge of the Borrower during the ownership of the Properties by any or all of the Borrower, its Subsidiaries and Investment Affiliates, there has been no release or threat of release of Materials of Environmental Concern at or from the Properties of the Borrower and its Subsidiaries and Investment Affiliates, or arising from or related to the operations of such entity in connection with the Properties in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws.
6.20.    Insurance. The Borrower maintains insurance on its properties consistent with the insurance maintained by other institutional owners of similar properties.

6.21.    No Brokers. The Borrower has dealt with no brokers in connection with this Facility, and no brokerage fees or commissions are payable by or to any Person in connection with this Agreement or the Borrowings. Lenders shall not be responsible for the payment of any fees or commissions to any broker and the Borrower shall indemnify, defend and hold Lenders harmless from and against any claims, liabilities, obligations, damages, costs and expenses (including reasonable attorneys’ fees and disbursements) made against or incurred by Lenders as a result of claims made or actions instituted by any broker or Person claiming by, through or under the Borrower in connection with the Facility.

6.22.    No Violation of Usury Laws. No aspect of any of the transactions contemplated herein violate or will violate any usury laws or laws regarding the validity of agreements to pay interest in effect on the date hereof.

6.23.    Not a Foreign Person. The Borrower is not a “foreign person” within the meaning of Section 1445 or 7701 of the Internal Revenue Code.

6.24.    No Trade Name. Except for the name “First Industrial,” and except as otherwise set forth on Schedule 6.24 attached hereto, the Borrower does not use any trade name and has not and does not do business under any name other than their actual names set forth herein. The principal place of business of the Borrower is as stated in the recitals hereto.

6.25.    Subsidiaries. Schedule 6.25 hereto contains an accurate list of all of the presently existing Subsidiaries of the Borrower, setting forth the percentage of their respective Capital Stock owned by it or its Subsidiaries. All of the issued and outstanding shares of Capital Stock of such Subsidiaries have been duly authorized and issued and are fully paid and non-assessable.

6.26.    Unencumbered Assets. Schedule 6.26 hereto contains a complete and accurate description of Unencumbered Assets as of December 31, 2024 and as supplemented from time to time including the entity that owns each Unencumbered Asset. With respect to each Project identified from time to time as an Unencumbered Asset, the Borrower hereby represents and warrants as follows except to the extent disclosed in writing to the Lenders and approved by the Required Lenders (which approval shall not be unreasonably withheld) or except to the extent the failure of such representation and warranty to be true would not materially adversely affect the use and operation of such Project for its intended use or its marketability or value:

(a)    No portion of any improvement on the Unencumbered Asset is located in an area identified by the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, or any successor law, or, if located within any such area, the Borrower has obtained and will maintain the insurance prescribed in Section 6.20 hereof.
(b)    To the Borrower’s knowledge, the Unencumbered Asset and the present use and occupancy thereof are in material compliance with all Applicable Laws (including all Environmental Laws).
(c)    The Unencumbered Asset is served by all utilities required for the current or contemplated use thereof. All utility service is provided by public utilities and the Unencumbered Asset has accepted or is equipped to accept such utility service.

(d)    All public roads and streets necessary for service of and access to the Unencumbered Asset for the current or contemplated use thereof have been completed, are serviceable and all-weather and are physically and legally open for use by the public.
(e)    The Unencumbered Asset is served by public water and sewer systems or, if the Unencumbered Asset is not serviced by a public water and sewer system, such alternate systems are adequate and meet, in all material respects, all requirements and regulations of, and otherwise complies in all material respects with, all Applicable Laws with respect to such alternate systems.
(f)    The Borrower is not aware of any latent or patent structural or other significant deficiency of the Unencumbered Asset. The Unencumbered Asset is free of damage and waste that would materially and adversely affect the value of the Unencumbered Asset, is in good repair and there is no deferred maintenance other than ordinary wear and tear. The Unencumbered Asset is free from damage caused by fire or other casualty. There is no pending or, to the actual knowledge of the Borrower threatened condemnation proceedings affecting the Unencumbered Asset, or any material part thereof.
(g)    To the Borrower’s knowledge, all liquid and solid waste disposal, septic and sewer systems located on the Unencumbered Asset are in a good and safe condition and repair and to the Borrower’s knowledge, in material compliance with all Applicable Laws with respect to such systems.
(h)    All improvements on the Unencumbered Asset lie within the boundaries and building restrictions of the legal description of record of the Unencumbered Asset, no such improvements encroach upon easements benefiting the Unencumbered Asset other than encroachments that do not materially adversely affect the use or occupancy of the Unencumbered Asset and no improvements on adjoining properties encroach upon the Unencumbered Asset or easements benefiting the Unencumbered Asset other than encroachments that do not materially adversely affect the use or occupancy of the Unencumbered Asset. All amenities, access routes or other items that materially benefit the Unencumbered Asset are under direct control of the Borrower, constitute permanent easements that benefit all or part of the Unencumbered Asset or are public property, and the Unencumbered Asset, by virtue of such easements or otherwise, is contiguous to a physically open, dedicated all weather public street, and has the necessary permits for ingress and egress.
(i)    There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, or other outstanding charges affecting the Unencumbered Asset except to the extent such items are being contested in good faith and as to which adequate reserves have been provided.
(j)    The Unencumbered Asset satisfies each of the requirements for an Unencumbered Asset as set forth in the definition thereof.

A breach of any of the representations and warranties contained in this Section 6.26 with respect to a Project shall disqualify such Project from being an Unencumbered Asset for so long as such breach continues (unless otherwise approved by the Required Lenders) but shall not constitute a Default or Event of Default (unless the elimination of such Property as an Unencumbered Asset results in a Default or Event of Default under one of the other provisions of this Agreement).
6.27.    Anti-Corruption Laws and Sanctions.
(a)    None of the Borrower or any of its Subsidiaries, nor, to the knowledge of the Borrower, any of the directors, officers, employees, agents or Affiliates of the Borrower or of any of its Subsidiaries (i) is a Sanctioned Person or currently the target of any Sanctions, (ii) has its assets located in a Sanctioned Country, (iii) is under administrative, civil or criminal investigation for an alleged violation of, or received notice from or made a voluntary disclosure to any governmental entity regarding a possible violation of, Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions by a governmental authority that enforces Sanctions or any Anti-Corruption Laws or any Anti-Money Laundering Laws, or (iv) to the knowledge of the Borrower, except as may be disclosed by the Borrower to the Administrative Agent from time to time, derives any of its assets or operating income from investments in or transactions with any Sanctioned Person.
(b)    The Borrower and its Subsidiaries and, to the knowledge of the Borrower, their respective officers, directors, employees, agents and Affiliates, are in compliance with Anti-Corruption Laws and Anti-Money Laundering Laws in all material respects and applicable Sanctions.
(c)    Each of the Borrower and its Subsidiaries has implemented and maintains in effect policies and procedures reasonably designed to ensure compliance by the Borrower and its Subsidiaries and their respective directors, officers, employees, agents and Affiliates with all Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions.
(d)    No Loan ~~or~~, use of the proceeds of any Loan, or other transactions contemplated hereby will violate (x) Anti-Corruption Laws, (y) Anti-Money Laundering Laws or (z) any Sanctions applicable to any party hereto. No proceeds of any Loan have been used, directly or indirectly, by the Borrower, any of its Subsidiaries or any of its or their respective directors, officers, employees and agents in violation of the second sentence of Section 9.4. Neither the making of the Loans nor the use of the proceeds thereof will violate the Patriot Act, the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto or successor statute thereto. The Borrower and its Subsidiaries are in compliance in all material respects with the Patriot Act.

6.28.    Affected Financial Institutions. No Loan Party is an Affected Financial Institution.
6.29.    Outbound Investment Rules. Neither the Borrower nor any of its Subsidiaries is a “covered foreign person” as that term is used in the Outbound Investment Rules. Neither the Borrower nor any of its Subsidiaries currently engages, or has any present intention to engage in the future, directly or indirectly, in (i) a “covered activity” or a “covered transaction,” as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction,” as each such term is defined in the Outbound Investment Rules, if the Borrower were a U.S. Person or (iii) any other activity that would cause the Administrative Agent or any Lender to be in violation of the Outbound Investment Rules or cause the Administrative Agent or any Lender to be legally prohibited by the Outbound Investment Rules from performing under this Agreement. As used in this Section 6.29, “U.S. Person” means any United States citizen, lawful permanent resident, entity organized under the laws of the United States or any jurisdiction within the United States, including any foreign branch of any such entity, or any person in the United States.

The Borrower agrees that all of its representations and warranties set forth in Article VI of this Agreement and elsewhere in this Agreement are true on the Agreement Execution Date, and will be true on each Effective Date in all material respects (except with respect to matters which have been disclosed in writing to and approved by the Required Lenders), and will be true in all material respects (except with respect to matters which have been disclosed in writing to and approved by the Required Lenders) upon the date which any extension of the Maturity Date is effectuated pursuant to Section 2.19 and upon the date of each request for disbursement of a Borrowing, provided that the Borrower shall only be obligated to update any Schedules referred to in this Article VI and the financial statements required under Section 8.2(a) on a quarterly basis, unless any change otherwise required to be disclosed could reasonably be expected to have a Material Adverse Effect. Each request for disbursement hereunder and any request for an extension of the Maturity Date pursuant to Section 2.19 ~~hereunder~~ shall constitute a reaffirmation of such representations and warranties as deemed modified in accordance with the disclosures made and approved, as aforesaid, as of the date of such request and disbursement.
ARTICLE VII.

ADDITIONAL REPRESENTATIONS AND WARRANTIES

The General Partner hereby represents and warrants to the Lenders that:

7.1.    Existence. The General Partner is a corporation duly organized and existing under the laws of the State of Maryland, with its principal place of business in the State of Illinois, is duly qualified as a foreign corporation and properly licensed (if required) and in good standing in each jurisdiction where the failure to qualify or be licensed (if required) would constitute a Material Adverse Financial Change with respect to the General Partner or have a Material Adverse Effect on the business or properties of the General Partner.

7.2.    Corporate Powers. The execution, delivery and performance of the Loan Documents required to be delivered by the General Partner hereunder are within the corporate powers of the General Partner, have been duly authorized by all requisite corporate action, and are not in conflict with the terms of any organizational instruments of the General Partner, or any instrument or agreement to which the General Partner is a party or by which the General Partner or any of its assets is bound or affected.

7.3.    Power of Officers. The officers of the General Partner executing the Loan Documents required to be delivered by the General Partner hereunder have been duly elected or appointed and were fully authorized to execute the same at the time each such agreement, certificate or instrument was executed.

7.4.    Government and Other Approvals. No approval, consent, exemption or other action by, or notice to or filing with, any governmental authority is necessary in connection with the execution, delivery or performance of the Loan Documents required hereunder.

7.5.    Compliance With Laws. There is no judgment, decree or order or any law, rule or regulation of any court or governmental authority binding on the General Partner which would be contravened by the execution, delivery or performance of the Loan Documents required hereunder.

7.6.    Enforceability of Agreement. This Agreement is the legal, valid and binding agreement of the General Partner, as the general partner of the Borrower, enforceable against the General Partner in accordance with its respective terms, and the Loan Documents required hereunder, when executed and delivered, will be similarly legal, valid, binding and enforceable except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors generally.

7.7.    Liens; Consents. The execution, delivery or performance of the Loan Documents required to be delivered by the General Partner hereunder will not result in the creation of any Lien on the Properties other than in favor of the Lenders. No consent to the transactions hereunder is required from any ground lessor or mortgagee or beneficiary under a deed of trust or any other party except as has been delivered to the Lenders.
7.8.    Litigation. There are no suits, arbitrations, claims, disputes or other proceedings (including, without limitation, any civil, criminal, administrative or environmental proceedings), pending or, to the best of the General Partner’s knowledge, threatened against or affecting the General Partner or any of the Properties, the adverse determination of which individually or in the aggregate would have a Material Adverse Effect on the General Partner and/or would cause a Material Adverse Financial Change with respect to the General Partner or materially impair the General Partner’s ability to perform its obligations hereunder or under any instrument or agreement required hereunder, except as disclosed on Schedule 7.8 hereto, or otherwise disclosed to Lenders in accordance with the terms hereof.

7.9.    Events of Default. No Default or Event of Default has occurred and is continuing or would result from the incurring of obligations by the General Partner under any of the Loan Documents.

7.10.    Investment Company Act of 1940. The General Partner is not, and will by such acts as may be necessary continue not to be, an investment company within the meaning of the Investment Company Act of 1940.
7.11.    Public Utility Holding Company Act. The General Partner is not a “holding company” or a “subsidiary company” of a “holding company,” or an “affiliate” of a “holding company,” or of a “subsidiary company” of a “holding company,” within the definitions of the Public Utility Holding Company Act of 1935, as amended.

7.12.    No Material Adverse Financial Change. There has been no Material Adverse Financial Change in the condition of the General Partner since December 31, 2024.

7.13.    Financial Information. All financial statements furnished to the Lenders by or on behalf of the General Partner and all other financial information and data furnished by or on behalf of the General Partner to the Lenders are complete and correct in all material respects as of the date thereof, and such financial statements have been prepared in accordance with GAAP and fairly present the consolidated financial condition and results of operations of the General Partner as of such date; provided, however, that with respect to projected financial information and information of a general economic or industry specific nature, the General Partner represents only that such information has been prepared in good faith based on assumptions believed by the General Partner to be reasonable at the time made. The General Partner has no contingent obligations, liabilities for taxes or other outstanding financial obligations which are material in the aggregate, except as disclosed in such statements, information and data.

7.14.    Factual Information. All factual information heretofore or contemporaneously furnished by or on behalf of the General Partner to the Lenders for purposes of or in connection with this Agreement and the other Loan Documents and the transactions contemplated therein is, and all other such factual information hereafter furnished by or on behalf of the General Partner to the Lenders will be, true and accurate in all material respects (taken as a whole) on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time.

7.15.    ERISA. (i) The General Partner is not an entity deemed to hold “plan assets” within the meaning of ERISA or any regulations promulgated thereunder of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan within the meaning of Section 4975 of the Code, and (ii) the execution of this Agreement and the transactions contemplated hereunder do not give rise to a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code.

7.16.    Taxes. All required Federal, state and other material tax returns have been filed by the General Partner with the appropriate authorities except (i) to the extent that extensions of time to file have been requested, granted and have not expired and (ii) to the extent such taxes are being contested in good faith and for which adequate reserves, in accordance with GAAP, are being maintained.

7.17.    No Brokers. The General Partner has dealt with no brokers in connection with this Facility, and no brokerage fees or commissions are payable by or to any Person in connection with this Agreement or the Borrowings. Lenders shall not be responsible for the payment of any fees or commissions to any broker and the General Partner shall indemnify, defend and hold Lender harmless from and against any claims, liabilities, obligations, damages, costs and expenses (including reasonable attorneys’ fees and disbursements) made against or incurred by Lender as a result of claims made or actions instituted by any broker or Person claiming by, through or under the General Partner in connection with the Facility.

7.18.    Subsidiaries. Schedule 7.18 hereto contains an accurate list of all of the presently existing Subsidiaries of the General Partner, setting forth their respective jurisdictions of formation and the percentage of their respective Capital Stock owned by it or its Subsidiaries. All of the issued and outstanding shares of Capital Stock of such Subsidiaries have been duly authorized and issued and are fully paid and non-assessable.

7.19.    Status. General Partner is a corporation listed and in good standing on a national securities exchange and is currently qualified as a real estate investment trust under the Code.

7.20.    Anti-Corruption Laws and Sanctions.

(a)    None of the General Partner, the Borrower, any of the other Subsidiaries of the General Partner, or, to the knowledge of the General Partner, any other Affiliate of the General Partner or any of their respective directors, officers, employees, agents or Affiliates: (i) is a Sanctioned Person or currently the target of any Sanctions, (ii) has its assets located in a Sanctioned Country, (iii) is under administrative, civil or criminal investigation for an alleged violation of, or received notice from or made a voluntary disclosure to any governmental entity regarding a possible violation of, Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions by a governmental authority that enforces Sanctions or any Anti-Corruption Laws or any Anti-Money Laundering Laws, or (iv) to the knowledge of the General Partner, except as may be disclosed by the General Partner to the Administrative Agent from time to time, directly or indirectly derives any of its assets or operating income from investments in or transactions with any Sanctioned Person.
(b)    The General Partner and its Affiliates and, to the knowledge of the General Partner, their respective officers, directors, employees, agents and Affiliates, are in compliance with Anti-Corruption Laws and Anti-Money Laundering Laws in all material respects and applicable Sanctions.
(c)    Each of the General Partner and its Affiliates has implemented and maintains in effect policies and procedures reasonably designed to ensure compliance by the General Partner and its Affiliates and their respective directors, officers, employees, agents and Affiliates with all Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions.
(d)    No Loan or other transaction contemplated hereby will violate (x) Anti-Corruption Laws, (y) Anti-Money Laundering Laws or (z) any Sanctions applicable to any party hereto. No proceeds of any Loan have been used by the General Partner or any of its Affiliates or any of its or their respective directors, officers, employees and agents in violation of the second sentence of Section 9.4. Neither the making of the Loans nor the use of the proceeds thereof will violate the Patriot Act, the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto or successor statute thereto. The Borrower and its Subsidiaries are in compliance in all material respects with the Patriot Act.
7.21.    Outbound Investment Rules. Neither the General Partner nor any of its Subsidiaries is a “covered foreign person” as that term is used in the Outbound Investment Rules. Neither the General Partner nor any of its Subsidiaries currently engages, or has any present intention to engage in the future, directly or indirectly, in (i) a “covered activity” or a “covered transaction,” as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction,” as each such term is defined in the Outbound Investment Rules, if the General Partner were a U.S. Person or (iii) any other activity that would cause the Administrative Agent or any Lender to be in violation of the Outbound Investment Rules or cause the Administrative Agent or any Lender to be legally prohibited by the Outbound Investment Rules from performing under this Agreement. As used in this Section 7.21, “U.S. Person” means any United States citizen, lawful permanent resident, entity organized under the laws of the United States or any jurisdiction within the United States, including any foreign branch of any such entity, or any person in the United States.

The General Partner agrees that all of its representations and warranties set forth in Article VII of this Agreement and elsewhere in this Agreement are true as of the Agreement Execution Date, and will be true on each Effective Date in all material respects (except with respect to matters which have been disclosed in writing to and approved by the Required Lenders), and will be true in all material respects (except with respect to matters which have been disclosed in writing to and approved by the Required Lenders) upon each request for disbursement of a Borrowing, provided that the General Partner shall only be obligated to update any Schedules referred to in this Article VII and the financial statements required under Section 8.2(a) on a quarterly basis, unless any change otherwise required to be disclosed could reasonably be expected to have a Material Adverse Effect. Each request for disbursement hereunder shall constitute a reaffirmation of such representations and warranties as deemed modified in accordance with the disclosures made and approved, as aforesaid, as of the date of such request and disbursement.
ARTICLE VIII.

AFFIRMATIVE COVENANTS
The Borrower (and the General Partner, if expressly included in the Sections contained in this Article) covenant and agree that so long as the Term Loan Commitment of any Lender shall remain available and until the full and final payment of all Obligations incurred under the Loan Documents each will:
8.1.    Notices. Promptly give written notice to Administrative Agent (who will promptly send such notice to Lenders) of:

(a)    all litigation or arbitration proceedings affecting the Borrower, the General Partner or any Subsidiary where the amount claimed is $50,000,000 or more;
(b)    any Default or Event of Default, specifying the nature and the period of existence thereof and what action has been taken or been proposed to be taken with respect thereto;
(c)    all claims filed against any property owned by the Borrower or the General Partner which, if adversely determined, could reasonably be expected to have a Material Adverse Effect on the ability of the Borrower or the General Partner to meet any of their obligations under the Loan Documents;
(d)    the occurrence of any other event which could reasonably be expected to (i) have a Material Adverse Effect or (ii) cause a Material Adverse Financial Change on or with respect to the Borrower or the General Partner;
(e)    any Reportable Event or any “prohibited transaction” (as such term is defined in Section 4975 of the Code) in connection with any Plan or any trust created thereunder, which may, singly or in the aggregate materially impair the ability of the Borrower or the General Partner to repay any of its obligations under the Loan Documents, describing the nature of each such event and the action, if any, the Borrower or the General Partner, as the case may be, proposes to take with respect thereto;

(f)    any notice from any Federal, state, local or foreign authority regarding any Materials of Environmental Concern, or other environmental condition, proceeding, order, claim or violation affecting any of the Properties where such condition, proceeding, order, claim or violation would reasonably be expected to result in a liability to the Borrower, the General Partner or any Subsidiary in an amount, individually or in the aggregate, of $50,000,000 or more.
8.2.    Financial Statements, Reports, Etc. The Borrower and the General Partner each shall maintain, for itself and each Subsidiary, a system of accounting established and administered in accordance with GAAP, and shall furnish to the Administrative Agent (and the Administrative Agent shall thereafter promptly furnish to the Lenders):

(a)    quarterly financial statements (including a balance sheet, income statement, and cash flow statement) and related reports in form and substance satisfactory to the Lenders not later than forty-five (45) days after the end of each of the first three fiscal quarters (commencing with the fiscal quarter ending March 31, 2025), and not later than ninety (90) days after the end of each fiscal year (commencing with the fiscal year ending December 31, 2025), annual audited financial statements, audited by an accounting firm as reasonably approved by Administrative Agent (which audit report shall be without a “going concern” or like qualification or exception), provided, however, Administrative Agent shall only have the right to approve such accounting firm if the accounting firm is not a big 4 accounting firm, all certified by the Borrower’s or the General Partner’s, as applicable, chief financial officer, chief accounting officer or controller, calculation of the financial covenants described below, a description of Unencumbered Assets, a listing of capital expenditures (in the level of detail as currently disclosed in the Borrower’s “Supplemental Information”), a report listing and describing all newly acquired Properties, including their cash flow, cost and secured or unsecured Indebtedness assumed in connection with such acquisition, if any, summary Property information for all Properties, including, without limitation, their Property Operating Income, occupancy rates, square footage, property type and date acquired or built, and such other information as may be requested to evaluate the quarterly compliance certificate delivered as provided below;
(b)    copies of all Form 10-Ks, 10-Qs, 8-Ks, and any other public information filed with the Securities Exchange Commission by the Borrower or the General Partner once a quarter simultaneously with delivering the compliance certificate described below, along with any other materials distributed to the shareholders of the General Partner or the partners of the Borrower from time to time, including a copy of the General Partner’s annual report; provided that, to the extent any of such reports contains information required under the other subsections of this Section 8.2, the information need not be furnished separately under the other subsections; provided, further that the Borrower may comply with this Section 8.2(b) by posting or causing to be posted, the foregoing information on either the Securities Exchange Commission public website or on the Borrower’s or the General Partner’s public website, so long as the Lenders have access to and are timely referred to any such website by the Borrower;

(c)    not later than forty-five (45) days after the end of the first three fiscal quarters (commencing with the fiscal quarter ending March 31, 2025), and not later than ninety (90) days after the end of the fiscal year (commencing with the fiscal year ending December 31, 2025), a report certified by the entity’s chief financial officer, chief accounting officer or controller, containing Property Operating Income from individual properties owned by the Borrower or a Wholly-Owned Subsidiary and included as Unencumbered Assets;
(d)    Not later than forty-five (45) days after the end of each of the first three fiscal quarters (commencing with the fiscal quarter ending March 31, 2025), and not later than ninety (90) days after the end of the fiscal year (commencing with the fiscal year ending December 31, 2025), a compliance certificate in substantially the form of Exhibit H hereto signed by the Borrower’s chief financial officer, chief accounting officer or controller confirming that the Borrower is in compliance with all of the covenants of the Loan Documents, showing the calculations and computations necessary to determine compliance with the financial covenants contained in this Agreement (including such schedules and backup information as may be necessary to demonstrate such compliance) and stating that to such officer’s best knowledge, there is no other Default or Event of Default exists, or if any Default or Event of Default exists, stating the nature and status thereof;
(e)    As soon as possible and in any event within ten (10) Business Days after the Borrower knows that any Reportable Event has occurred with respect to any Plan, a statement, signed by the chief financial officer of the Borrower, describing said Reportable Event and within twenty (20) days after such Reportable Event, a statement signed by such chief financial officer describing the action which the Borrower proposes to take with respect thereto; and (b) within ten (10) Business Days of receipt, any notice from the Internal Revenue Service, PBGC or Department of Labor with respect to a Plan regarding any excise tax, proposed termination of a Plan, prohibited transaction or fiduciary violation under ERISA or the Code which could result in any liability to the Borrower or any member of the Controlled Group in excess of $100,000; and (c) within ten (10) Business Days of filing, any Form 5500 filed by the Borrower with respect to a Plan, or any member of the Controlled Group which includes a qualified accountant’s opinion;
(f)    As soon as possible and in any event within thirty (30) days after receipt by the Borrower, a copy of (a) any notice or claim to the effect that the Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the release by such entity, or any of its Subsidiaries, or any other Person of any toxic or hazardous waste or substance into the environment, and (b) any notice alleging any violation of any federal, state or local environmental, health or safety law or regulation by the Borrower or any of its Subsidiaries or Investment Affiliates, which, in either case, could be reasonably likely to have a Material Adverse Effect;

(g)    [Reserved];
(h)    Promptly upon the furnishing thereof to the shareholders of the Borrower, copies of all financial statements, reports and proxy statements so furnished; provided, further, that the Borrower may comply with this Section 8.2(h) by posting or having posted the foregoing information on either the Securities Exchange Commission public website or on the Borrower’s or the General Partner’s public website, so long as the Lenders have access to and are timely referred to any such website by the Borrower;
(i)    Promptly upon the distribution thereof to the press or the public, copies of all press releases; provided, further, that the Borrower may comply with this Section 8.2(i) by posting or having posted the foregoing information on either the Securities Exchange Commission public website or on the Borrower’s or the General Partner’s public website, so long as the Lenders have access to and are timely referred to any such website by the Borrower;
(j)    Promptly upon receipt thereof, notices with respect to the ratings for the Borrower’s or the General Partner’s long-term, senior unsecured debt, the effect of which may be to change the Base Rate Applicable Margin, the ~~Adjusted~~ Daily Simple SOFR Applicable Margin and/or the Term SOFR Applicable Margin;
(k)    As soon as possible, and in any event within ten (10) days after the Borrower knows of any fire or other casualty or any pending or threatened condemnation or eminent domain proceeding with respect to all or any material portion of any Unencumbered Asset, a statement signed by the Chief Financial Officer of the Borrower, describing such fire, casualty or condemnation and the action the Borrower intends to take with respect thereto; and
(l)    Such other information (including, without limitation, non-financial information) as the Administrative Agent or any Lender may from time to time reasonably request, including, promptly upon the reasonable request of the Administrative Agent or any Lender, to the Administrative Agent or directly to such Lender, as the case may be, any information or documentation requested by it for purposes of complying with the Beneficial Ownership Regulation.
8.3.    Existence and Conduct of Operations. Except as permitted herein, maintain and preserve its existence and all rights, privileges and franchises now enjoyed and necessary for the operation of its business, including remaining in good standing in each jurisdiction in which business is currently operated. The Borrower and the General Partner shall carry on and conduct their respective businesses in substantially the same manner and in substantially the same fields of enterprise as presently conducted. The Borrower will do, and will cause each of its Subsidiaries to do, all things necessary to remain duly incorporated and/or duly qualified, validly existing and in good standing as a real estate investment trust, corporation, general partnership, limited liability company or limited partnership, as the case may be, in its jurisdiction of incorporation/formation, except and to the extent that the Borrower determines that causing any of its Subsidiaries (other than any Loan Party) to remain duly incorporated and/or duly qualified, validly existing and in good standing is not in the best interests of the Borrower and such failure to remain duly incorporated and/or qualified, validly existing and in good standing could not reasonably be expected to have a Material Adverse Effect. The Borrower will maintain all requisite authority to conduct its business in each jurisdiction in which the Properties are located and, except where the failure to be so qualified would not have a Material Adverse Effect, in each jurisdiction required to carry on and conduct its businesses in substantially the same manner as it is presently conducted, and, specifically, neither the Borrower nor its Subsidiaries will undertake any business other than the acquisition, development, ownership, management, operation and leasing of industrial/warehouse properties and business activities ancillary, incidental or otherwise reasonably related thereto.

8.4.    Maintenance of Properties. Maintain, preserve, protect and keep the Properties in good repair, working order and condition, and make all necessary and proper repairs, renewals and replacements, normal wear and tear excepted.

8.5.    Insurance. Upon request of the Administrative Agent, provide a certificate of insurance from all insurance carriers who maintain policies with respect to the Properties within thirty (30) days after the end of each fiscal year, evidencing that the insurance required to be furnished to Lenders pursuant to Section 6.20 hereof is in full force and effect. The Borrower shall timely pay, or cause to be paid, all premiums on all insurance policies required under this Agreement from time to time. The Borrower shall promptly notify its insurance carrier or agent therefor (with a copy of such notification being provided simultaneously to Administrative Agent) if there is any occurrence which, under the terms of any insurance policy then in effect with respect to the Properties, requires such notification.

8.6.    Payment of Obligations. Pay and discharge when due (i) all Federal, state and other material taxes, assessments, governmental charges and (ii) all other obligations which, if unpaid, would by law become a Lien upon its property, except, in the case of each of clauses (i) and (ii), such as may be contested in good faith or as to which a bona fide dispute may exist, and for which adequate reserves have been provided in accordance with sound accounting principles used by the Borrower on the date hereof.

8.7.    Compliance with Laws. Comply in all material respects with all Applicable Laws, rules, regulations, orders and directions (including, without limitation, Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions) of any governmental authority having jurisdiction over the Borrower, the General Partner, or any of their respective businesses.

8.8.    Adequate Books. Maintain adequate books, accounts and records in order to provide financial statements in accordance with GAAP and, if requested by any Lender, permit employees or representatives of such Lender at any reasonable time and upon reasonable notice to inspect and audit the properties of the Borrower and of the Consolidated Operating Partnership, and to examine or audit the inventory, books, accounts and records of each of them and make copies and memoranda thereof.

8.9.    ERISA. Comply in all material respects with all requirements of ERISA applicable to it with respect to each Plan.

8.10.    Maintenance of Status. The General Partner shall at all times (i) remain as a corporation listed and in good standing on a national securities exchange, and (ii) take all steps to maintain the General Partner’s status as a real estate investment trust in compliance with all applicable provisions of the Code.
8.11.    Use of Proceeds. Subject to Section 9.4, use the proceeds of the Facility to re-evidence Indebtedness outstanding under the Existing Term Loan Agreement and for the general business purposes of the Borrower, including without limitation working capital needs, closing costs, interim funding for property acquisitions and construction of new industrial properties, and/or payment of other debts and obligations of the Borrower.

8.12.    Distributions. Provided there is no declared Monetary Default then existing and provided there is not an Event of Default relating to a breach of the financial covenants contained in Section 9.7 below, the Borrower may make distributions to the General Partner and the General Partner may make distributions to its shareholders. Notwithstanding the foregoing, the Borrower shall be permitted to make distributions to the General Partner and the General Partner shall be permitted at all times to make distributions of whatever amount is necessary to maintain its tax status as a real estate investment trust.

8.13.    Guarantors. To the extent any Person executes and delivers a guaranty of, or otherwise becomes obligated in respect of, the Indebtedness of the ~~Parent~~General Partner or the Borrower under the Existing Revolving Credit Agreement, the Borrower shall, within five (5) Business Days (or such longer period as the Administrative Agent may reasonably determine) cause such Person to deliver to the Administrative Agent each of the following in form and substance satisfactory to the Administrative Agent: (a) a Guaranty executed by such Person substantially similar to the form of guaranty delivered by such Person with respect to the Existing Revolving Credit Agreement and (b) to the extent reasonably requested by the Administrative Agent, supporting documentation comparable in scope and type to any supporting documentation delivered by such Person with respect to the Existing Revolving Credit Agreement.

8.14.    Compliance with Anti-Corruption Laws, Beneficial Ownership Regulation, Anti-Money Laundering Laws, and Sanctions. (a) Maintain in effect and enforce policies and procedures reasonably designed to ensure compliance by General Partner, the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with all Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions, (b) notify the Administrative Agent and each Lender that previously received a Beneficial Ownership Certification (or a certification that the Borrower qualifies for an express exclusion to the “legal entity customer” definition under the Beneficial Ownership Regulation) of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified therein (or, if applicable, the Borrower ceasing to fall within an express exclusion to the definition of “legal entity customer” under the Beneficial Ownership Regulation) and (c) comply with Section 8.2(l).

ARTICLE IX.

NEGATIVE COVENANTS

The Borrower covenants and agrees that, so long as the Term Loan Commitment shall remain available and until full and final payment of all Obligations incurred under the Loan Documents, without the prior written consent of either all of the Lenders pursuant to Section 14.13(b)(iii) or the consent of the Required Lenders in all other cases, it will not, and the General Partner will not and, in the case of Sections 9.9, the Borrower’s Subsidiaries will not:
9.1.    Change in Business. Engage in any business if, as a result, the general nature of the business in which the Borrower and the General Partner, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Borrower and the General Partner, taken as a whole, are engaged on the Closing Date.

9.2.    Change of Management of Properties. Change the management of the Properties, except that (a) any Affiliate of the Borrower or the General Partner shall be permitted to manage any of the Properties and (b) the Borrower, the General Partner or any of their Subsidiaries may engage and/or replace third-party property managers with respect to any Property, provided that the aggregate book value of all Properties at any one time under third-party management shall not exceed 30% of the aggregate book value of all of the Properties at such time.

9.3.    Change of Borrower Ownership. Without the consent of the Required Lenders, allow (i) the General Partner to own less than fifty-one percent (51%) of the partnership interests in the Borrower, (ii) the Borrower to be controlled by a Person other than the General Partner, (iii) a Change in Control to occur, or (iv) any pledge of, other encumbrance on, or conversion to limited partnership interests of, any of the general partnership interests in the Borrower. If any of the foregoing occurs with the consent of the Required Lenders, each Non-Consenting Lender shall have the option to demand repayment of any outstanding Obligations due to such Lender prior to or concurrent with the occurrence of any of the foregoing events. Upon any Lender’s demand in accordance with the foregoing provision, the Borrower shall repay any outstanding Obligations due to such Lender prior to or concurrently with the occurrence of any of the foregoing events.

9.4.    Use of Proceeds. Apply or permit to be applied any proceeds of any Borrowing directly or indirectly, to the funding of any purchase of, or offer for, any share of capital stock of any publicly held corporation unless the board of directors of such corporation has consented to such offer prior to any public announcements relating thereto and all of the Lenders have consented to such use of the proceeds of the Facility. The Borrower shall not request any Loan, shall not use, and shall ensure that its Subsidiaries and its or their respective directors, officers, employees and agents do not use the proceeds of any Loan (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or Anti-Money Laundering Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person or in any Sanctioned Country or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

9.5.    Liens. Create, incur, or suffer to exist (or permit any of its Subsidiaries to create, incur, or suffer to exist) any Lien in, of or on the Property of any member of the Consolidated Operating Partnership other than:

(a)    Liens for taxes, assessments or governmental charges or levies on their Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves shall have been set aside on their books;
(b)    Liens which arise by operation of law, such as carriers’, warehousemen’s, landlords’, materialmen and mechanics’ liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than thirty (30) days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books;
(c)    (i) Liens arising out of pledges or deposits under worker’s compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation and (ii) Liens on the Letter of Credit Collateral Account (as defined in the Existing Revolving Credit Agreement);
(d)    Utility easements, building restrictions, zoning restrictions, easements and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of the Borrower or its Subsidiaries;
(e)    Liens of any Subsidiary in favor of the Borrower or the General Partner; and
(f)    So long as immediately prior to the creation, assumption or incurring of such Lien, and immediately thereafter, no Default or Event of Default would be in existence, Liens on Properties securing Indebtedness not prohibited hereunder.
Liens permitted pursuant to this Section 9.5 shall be deemed to be “Permitted Liens”.
9.6.    Regulation U. Use the proceeds of the Loans for any other purpose than as provided for in Section 8.11 and Section 9.4 hereof. No part of the proceeds of any Loan will be used, whether directly or indirectly for any purpose that entails a violation of any of the regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X. The proceeds will not be used in a manner which would cause the Facility to be treated as a “Purpose Credit.”

9.7.    Indebtedness and Cash Flow Covenants. Permit or suffer:

(a)    as of the last day of any fiscal quarter, the ratio of (A) the sum of (1) EBITDA of the Consolidated Operating Partnership plus (2) interest income (other than any interest income from assets being used to support Defeased Debt) to (B) the sum of (1) Debt Service plus, without duplication, (2) all payments on account of preferred stock or preferred partnership units of any member of the Consolidated Operating Partnership for such quarter plus (3) all Ground Lease Payments due from any member of the Consolidated Operating Partnership to the extent not deducted as an expense in calculating EBITDA of the Consolidated Operating Partnership (the “Fixed Charge Coverage Ratio”), to be less than (i) 1.50 to 1.0 from the Agreement Execution Date through the Maturity Date, with all such calculations in clauses (A) and (B) above based on the results of the four (4) consecutive fiscal quarters then ended;
(b)    as of the last day of any fiscal quarter, the Consolidated Leverage Ratio to exceed sixty percent (60%); provided that, if any Material Acquisition shall occur then, at the election of the Borrower upon delivery of prior written notice to the Administrative Agent, concurrently with or prior to the delivery of a Compliance Certificate pursuant to Section 8.2(d), and provided that no Default or Event of Default shall have occurred and be continuing (other than as a result of the Consolidated Leverage Ratio as of the end of such fiscal quarter being greater than sixty percent (60%) but less than or equal to sixty-five percent (65%)), the Consolidated Leverage Ratio shall be increased to sixty-five percent (65%) for such fiscal quarter and the next three succeeding fiscal quarters (any period with such increase a “Consolidated Leverage Ratio Increase Period”), provided that (i) no more than two (2) Consolidated Leverage Ratio Increase Periods may be elected by the Borrower during the term of this Agreement and (ii) any such Consolidated Leverage Ratio Increase Periods shall be non-consecutive;
(c)    as of the last day of any fiscal quarter, the ratio of outstanding Consolidated Senior Unsecured Debt to Value of Unencumbered Assets (such ratio, the “Unencumbered Leverage Ratio”) to exceed sixty percent (60%); provided that, if any Material Acquisition shall occur then, at the election of the Borrower upon delivery of prior written notice to the Administrative Agent, concurrently with or prior to the delivery of a Compliance Certificate pursuant to Section 8.2(d), and provided that no Default or Event of Default shall have occurred and be continuing (other than as a result of the Unencumbered Leverage Ratio as of the end of such fiscal quarter being greater than sixty percent (60%) but less than or equal to sixty-five percent (65%)), the Unencumbered Leverage Ratio shall be increased to sixty-five percent (65%) for such fiscal quarter and the next three succeeding fiscal quarters (any period with such increase, an “Unencumbered Leverage Ratio Increase Period”), provided further that (i) no more than two (2) Unencumbered Leverage Ratio Increase Periods may be elected by the Borrower during the term of this Agreement and (ii) any such Unencumbered Leverage Ratio Increase Periods shall be non-consecutive;
(d)    as of the last day of any fiscal quarter, Consolidated Secured Debt to exceed 40% of Implied Capitalization Value of the Consolidated Operating Partnership; or
(e)    as of the last day of any fiscal quarter, the ratio of (A) Property Operating Income from Unencumbered Assets that are not Assets Under Development for such fiscal quarter to (B) interest expense on all Consolidated Senior Unsecured Debt for such fiscal quarter to be less than (x) 1.75 to 1.0 from the Agreement Execution Date through the Maturity Date.

The foregoing covenants set forth in paragraphs (c) and (e) above shall be tested at the end of each fiscal quarter (for the applicable reporting period), on a pro-forma basis at the time of each Borrowing under the Facility (using the latest quarterly financial statements then available and taking into account the proposed Borrowing), and on a pro-forma basis upon any Asset Sale or incurrence of any Indebtedness by the Consolidated Operating Partnership (using the latest quarterly financial statements then available and taking into account the proposed incurrence of Indebtedness). To the extent the Consolidated Operating Partnership has Defeased Debt, both the underlying debt and interest payable thereon and the financial assets used to defease such debt and interest earned thereon shall be excluded from calculations of the foregoing financial covenants. All financial computations required under this Section 9.7 shall be made in accordance with GAAP as in effect on the Agreement Execution Date.
9.8.    Change of Control; Mergers and Dispositions. Enter into any merger, consolidation, reorganization, division or liquidation or transfer or otherwise dispose of all or a substantial portion of its properties, except for: such transactions that occur between wholly owned Subsidiaries; transactions where the Borrower and the General Partner are the surviving entities and there is no change in business conducted, loss of an Investment Grade Rating or Change in Control, and no Default or Event of Default under the Loan Documents results from such transaction; or as otherwise approved in advance by the Lenders. To the extent not reported on General Partner’s Form 8-K filings, the Borrower will notify the Administrative Agent (who will promptly notify Lenders) of any single event acquisition (whether individually or consummated as a series of related acquisitions pursuant to documentation closed concurrently), disposition, merger, division or asset purchase involving assets valued in excess of 25% of the Consolidated Operating Partnership’s then current Market Value Net Worth and certify compliance with covenants after giving effect to such proposed acquisition, disposition, merger, division or asset purchase.

9.9.    Negative Pledge. The Borrower agrees that throughout the term of this Facility, no “negative pledge” on any Project then included in Unencumbered Assets restricting the Borrower’s (or wholly owned Subsidiary’s) right to sell or encumber such Project shall be given to any other lender or creditor other than a Permitted Negative Pledge or, if such a “negative pledge” is given, the Project affected shall be immediately excluded from Unencumbered Assets.

9.10.    Outbound Investment Rules. Each of the General Partner and the Borrower will not, and will not permit any of its respective Subsidiaries to, (a) be or become a “covered foreign person,” as that term is defined in the Outbound Investment Rules, or (b) engage, directly or indirectly, in (i) a “covered activity” or a “covered transaction,” as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction,” as each such term is defined in the Outbound Investment Rules, if the General Partner or the Borrower were a U.S. Person or (iii) any other activity that would cause the Administrative Agent or any Lender to be in violation of the Outbound Investment Rules or cause the Administrative Agent or any Lender to be legally prohibited by the Outbound Investment Rules from performing under this Agreement. As used in this Section 9.10, “U.S. Person” means any United States citizen, lawful permanent resident, entity organized under the laws of the United States or any jurisdiction within the United States, including any foreign branch of any such entity, or any person in the United States.

ARTICLE X.

DEFAULTS
The occurrence of any one or more of the following events shall constitute an Event of Default:
10.1.    Nonpayment of Principal. The Borrower fails to pay any principal portion of the Obligations when due, whether on the Maturity Date or otherwise.

10.2.    Certain Covenants. The Borrower, the General Partner and/or Consolidated Operating Partnership, as the case may be, is not in compliance with any one or more of Sections 8.10, 8.12, 9.3, 9.4, 9.5, 9.7, 9.8, ~~or~~ 9.9 or 9.10 hereof.

10.3.    Nonpayment of Interest and Other Obligations. The Borrower fails to pay any interest or other portion of the Obligations, other than payments of principal, and such failure continues for a period of (a) in the case of interest, five (5) days, or (b) in the case of such other portion of the Obligations, ten (10) days, in each case, after the date such payment is due.

10.4.    Cross Default. Any monetary default occurs (after giving effect to any applicable cure period) under any other Indebtedness (which includes liability under Guaranties) of the Borrower or the General Partner, singly or in the aggregate, in excess of Seventy-Five Million Dollars ($75,000,000), other than (i) Indebtedness arising from the purchase of personal property or the provision of services, the amount of which is being contested by the Borrower or (ii) Indebtedness which is “non recourse”, i.e., which is not recoverable by the creditor thereof from the general assets of the Borrower, the General Partner or any of their Affiliates, but is limited to the proceeds of certain real estate, improvements and related personal property.

10.5.    Loan Documents. Any Loan Document is not in full force and effect or a default has occurred and is continuing thereunder after giving effect to any cure or grace period in any such document.

10.6.    Representation or Warranty. At any time or times hereafter any representation or warranty set forth in Articles VI or VII of this Agreement or in any other Loan Document or in any statement, report or certificate now or hereafter made by the Borrower or the General Partner to the Lenders or the Administrative Agent is not true and correct in any material respect.

10.7.    Covenants, Agreements and Other Conditions. The Borrower or the General Partner fails to perform or observe any of the other covenants, agreements and conditions contained in Articles VIII and IX (except for Sections 8.10, 8.12, 9.3, 9.4, 9.5, 9.7, 9.8, or 9.9 hereof) and elsewhere in this Agreement or any of the other Loan Documents in accordance with the terms hereof or thereof, not specifically referred to herein, and such Default continues unremedied for a period of thirty (30) days after written notice from Administrative Agent, provided, however, that if such Default is susceptible of cure but cannot by the use of reasonable efforts be cured within such thirty (30) day period, such Default shall not constitute an Event of Default under this Section 10.7 so long as (i) the Borrower or the General Partner, as the case may be, has commenced a cure within such thirty day period and (ii) thereafter, the Borrower or the General Partner, as the case may be, is proceeding to cure such default continuously and diligently and in a manner reasonably satisfactory to Lenders and (iii) such default is cured not later than sixty (60) days after the expiration of such thirty (30) day period.

10.8.    No Longer General Partner. The General Partner shall no longer be the sole general partner of the Borrower.

10.9.    Material Adverse Financial Change. The Borrower or the General Partner has suffered a Material Adverse Financial Change or is Insolvent.

10.10.    Bankruptcy.

(a)    The General Partner, the Borrower or one or more Subsidiaries in which the Equity Value of the Subsidiary or Subsidiaries is more than ten percent (10%), in the aggregate, of Implied Capitalization Value of the Consolidated Operating Partnership shall (i) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial portion of its Property, (iv) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it as a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) take any corporate action to authorize or effect any of the foregoing actions set forth in this Section 10.10(a), (vi) fail to contest in good faith any appointment or proceeding described in Section 10.10(b) or (vii) not pay, or admit in writing its inability to pay, its debts generally as they become due. As used herein, the term “Equity Value” of a Subsidiary shall mean the lesser of: (1) Property Operating Income of such Subsidiary’s Properties owned as of the Agreement Execution Date capitalized at a 6.5% rate, less any Indebtedness of such Subsidiary; or (2) the appraised value of any of such Subsidiary’s Properties, less any Indebtedness of such Subsidiary.
(b)    A receiver, trustee, examiner, liquidator or similar official shall be appointed for (i) the General Partner, the Borrower or one or more Subsidiaries in which the Equity Value of the Subsidiary or Subsidiaries is more than ten percent (10%), in the aggregate, of Implied Capitalization Value of the Consolidated Operating Partnership or (ii) all or substantially all of the Consolidated Operating Partnership’s Properties.
(c)    A proceeding described in Section 10.10(a)(iv) shall be instituted against the General Partner, the Borrower or one or more Subsidiaries in which the Equity Value of the Subsidiary or Subsidiaries is more than ten percent (10%), in the aggregate, of Implied Capitalization Value of the Consolidated Operating Partnership, and such proceeding continues undismissed or unstayed for a period of sixty (60) consecutive days.

10.11.    Legal Proceedings. The Borrower or the General Partner is enjoined, restrained or in any way prevented by any court order or judgment or if a notice of lien, levy, or assessment is filed of record with respect to all or any part of the Properties by any governmental department, office or agency, which could materially adversely affect the performance of the obligations of such parties hereunder or under the Loan Documents, as the case may be, or if any proceeding is filed or commenced seeking to enjoin, restrain or in any way prevent the foregoing parties from conducting all or a substantial part of their respective business affairs and failure to vacate, stay, dismiss, set aside or remedy the same within ninety (90) days after the occurrence thereof.
10.12.    ERISA. The Borrower or the General Partner is deemed to hold “plan assets” within the meaning of ERISA or any regulations promulgated thereunder of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code).

10.13.    Change in Control. A Change in Control has occurred.

10.14.    Failure to Satisfy Judgments. The General Partner, the Borrower or any of its Subsidiaries shall fail within sixty (60) days to pay, bond or otherwise discharge any judgments or orders for the payment of money (other than with respect to any Indebtedness which is “non recourse”, i.e., which is not recoverable by the creditor thereof from the general assets of the Borrower, the General Partner or any of their Affiliates, but is limited to the proceeds of certain real estate, improvements and related personal property) in an amount which, when added to all other judgments or orders outstanding against the General Partner, the Borrower or any Subsidiary would exceed Seventy-Five Million Dollars ($75,000,000) in the aggregate, which have not been stayed on appeal or otherwise appropriately contested in good faith, unless the liability is insured against and the insurer has not challenged coverage of such liability.

10.15.    Environmental Remediation. Failure to remediate (or pursue the remediation process with due diligence and good faith) within the time period required by law or governmental order, (or within a reasonable time in light of the nature of the problem if no specific time period is so established), environmental problems in violation of Applicable Law related to Properties of the Borrower and/or its Subsidiaries where the estimated cost of remediation is in the aggregate in excess of Seventy-Five Million Dollars ($75,000,000), in each case after all administrative hearings and appeals have been concluded.
ARTICLE XI.

ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES
11.1.    Acceleration. If any Event of Default described in Section 10.10 hereof occurs, or the Borrower or the General Partner becomes Insolvent, the Term Loan Commitments and obligation of the Lenders to make Borrowings hereunder shall automatically terminate and the Obligations shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower. If any other Event of Default described in Article X hereof occurs and is continuing, the Administrative Agent, with the consent of the Required Lenders, may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Term Loan Commitments, and thereupon the Term Loan Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other Obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

11.2.    Preservation of Rights; Amendments. No delay or omission of the Lenders in exercising any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Borrowing notwithstanding the existence of a Default or the inability of the Borrower to satisfy the conditions precedent to such Borrowing shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Administrative Agent and the number of Lenders required hereunder and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Lenders until the Obligations have been paid in full.

ARTICLE XII.

THE ADMINISTRATIVE AGENT
12.1.    Appointment. Wells ~~Fargo Bank, National Association~~ is hereby appointed by each of the Lenders as its contractual representative (herein referred to as the “Administrative Agent”) hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Administrative Agent to act as the contractual representative of such Lender with the rights and duties expressly set forth herein and in the other Loan Documents. The Administrative Agent agrees to act as such contractual representative upon the express conditions contained in this Article XII. Notwithstanding the use of the defined term “Administrative Agent,” it is expressly understood and agreed that the Administrative Agent shall not have any fiduciary responsibilities to any Lender by reason of this Agreement or any other Loan Document and that the Administrative Agent is merely acting as the contractual representative of the Lenders with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In its capacity as the Lenders’ contractual representative, the Administrative Agent (i) does not hereby assume any fiduciary duties to any of the Lenders, (ii) is a “representative” of the Lenders within the meaning of the term “secured party” as defined in the Illinois Uniform Commercial Code and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. Each of the Lenders hereby agrees to assert no claim against the Administrative Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender hereby waives.

12.2.    Powers. The Administrative Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Administrative Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Administrative Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Administrative Agent.
12.3.    General Immunity. Neither the Administrative Agent (in its capacity as Administrative Agent) nor any of its ~~directors, officers, agents or employees~~Related Parties shall be liable to the Borrower, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith, except for its or their own Gross Negligence, willful misconduct or breach in bad faith of its or their express obligations under the Loan Documents, as determined by a court of competent jurisdiction by a final and non-appealable judgment.

12.4.    No Responsibility for Loans, Recitals, etc. Neither the Administrative Agent (in its capacity as Administrative Agent), the Sustainability Structuring Agent (in its capacity as Sustainability Structuring Agent) nor any of their respective ~~directors, officers, agents or employees~~Related Parties shall be responsible for or have any duty to ascertain, inquire into, or verify (i) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document; (iii) the satisfaction of any condition specified in Article V, except receipt of items required to be delivered to the Administrative Agent; or (iv) the validity, effectiveness or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith, or any Communication executed and transmitted in accordance with Section 8.1 or Section 14.16. Except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity.

12.5.    Action on Instructions of Lenders. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders or all Lenders, as the case may be, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and on all holders of Notes. The Administrative Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

12.6.    Employment of Administrative Agents and Counsel. The Administrative Agent may execute any of its duties as Administrative Agent hereunder and under any other Loan Document by or through ~~employees, agents, and attorneys in fact~~any of its Related Parties and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys in fact selected by it with reasonable care. The Administrative Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder and under any other Loan Document. Without limitation of the extent of any liability any Lender may otherwise have pursuant to this Agreement, the Administrative Agent shall have no liability for any action taken or omitted in good faith as a result of advice of counsel.

12.7.    Reliance on Documents; Counsel. The Administrative Agent shall be entitled to rely upon, and shall be fully protected in relying and shall not incur any liability for relying upon, any Note, notice, consent, certificate, Communication, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and, in respect to legal matters, upon the opinion of outside counsel selected by the Administrative Agent. Each Lender that has signed this Agreement or a signature page to an Assignment and Assumption Agreement or any other Loan Document pursuant to which it is to become a Lender hereunder shall be deemed to have consented to, approved and accepted and shall be deemed satisfied with each document or other matter required thereunder to be consented to, approved or accepted by such Lender or that is to be acceptable or satisfactory to such Lender.

12.8.    Administrative Agent’s and Sustainability Structuring Agent’s Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify the Administrative Agent ratably in accordance with their respective Percentages (i) for any amounts not reimbursed by the Borrower (and without limiting the obligation of the Borrower to do so) for which the Administrative Agent is entitled to reimbursement by the Borrower under the Loan Documents, (ii) for any other reasonable expenses incurred by the Administrative Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents, if not paid by the Borrower (and without limiting the obligation of the Borrower to do so), and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent (in its capacity as Administrative Agent and not as a Lender) in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the Gross Negligence, willful misconduct or the breach in bad faith of the express obligations under the Loan Documents, in each case, of the Administrative Agent as determined by a court of competent jurisdiction in a final, non-appealable judgment; provided, however, that no action taken in accordance with the directions of the Required Lenders (or all of the Lenders, if expressly required hereunder) shall be deemed to constitute a breach in bad faith, Gross Negligence or willful misconduct for purposes of this Section. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder or under the other Loan Documents and the termination of this Agreement. If the Borrower shall reimburse the Administrative Agent for any indemnifiable amount set forth in Section 12.8(i), (ii) or (ii) following payment by any Lender to the Administrative Agent in respect of any such indemnifiable amount pursuant to this Section, the Administrative Agent shall share such reimbursement on a ratable basis with each Lender making any such payment. The Administrative Agent’s reimbursement and indemnification rights and obligations as set forth in the foregoing Section 12.8 shall also apply to the Sustainability Structuring Agent in its capacity as such.

12.9.    Rights as a Lender. With respect to its Term Loan Commitment, Borrowings made by it and any Note issued to it, the Administrative Agent shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders” shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent, in its individual capacity, may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Subsidiaries in which the Borrower or such Subsidiary is not restricted hereby from engaging with any other Person. Each of the Lenders acknowledges that the Administrative Agent’s and Sustainability Structuring Agent’s legal counsel in connection with the transactions contemplated by this Agreement is only acting as counsel to the Administrative Agent and the Sustainability Structuring Agent and is not acting as counsel to any Lender.

12.10.    ~~[Reserved]~~Funds Transfer Disbursements~~.~~

. The Borrower hereby authorizes the Administrative Agent to disburse the proceeds of any Loan made by the Lenders or any of their Affiliates pursuant to the Loan Documents as requested by an authorized representative of the Borrower to any of the accounts designated in the Disbursement Instruction Agreement.
12.11.    Lender Credit Decision. Each Lender expressly acknowledges that none of the Administrative Agent, the Sustainability Structuring Agent, any Arranger or any of their respective ~~Affiliates~~Related Parties has made any representations or warranties to it and that no act taken or failure to act by the Administrative Agent, the Sustainability Structuring Agent, any Arranger or any of their respective ~~Affiliates~~Related Parties, including any consent to, and acceptance of any assignment or review of the affairs of the Borrower, the General Partner and their respective Subsidiaries or Affiliates shall be deemed to constitute a representation or warranty of the Administrative Agent, the Sustainability Structuring Agent, any Arranger or any of their respective ~~Affiliates~~Related Parties to any Lender or any other Secured Party as to any matter, including whether the Administrative Agent, the Sustainability Structuring Agent, any Arranger or any of their respective ~~Affiliates (including their and their Affiliates’ respective directors, officers, employees and agents)~~Related Parties have disclosed material information in their (or their respective ~~Affiliates~~Related Parties’) possession. Each Lender expressly acknowledges, represents and warrants to the Administrative Agent, the Sustainability Structuring Agent, and each Arranger that (a) the Loan Documents set forth the terms of a commercial lending facility, (b) it is engaged in making, acquiring, purchasing or holding commercial loans in the ordinary course and is entering into this Agreement and the other Loan Documents to which it is a party as a Lender for the purpose of making, acquiring, purchasing and/or holding the commercial loans set forth herein as may be applicable to it, and not for the purpose of investing in the general performance or operations of the Borrower, the General Partner and their respective Subsidiaries, or for the purpose of making, acquiring, purchasing or holding any other type of financial instrument such as a security, (c) it is sophisticated with respect to decisions to make, acquire, purchase or hold the commercial loans applicable to it and either it or the Person exercising discretion in making its decisions to make, acquire, purchase or hold such commercial loans is experienced in making, acquiring, purchasing or holding commercial loans, (d) it has, independently and without reliance upon the Administrative

Agent, the Sustainability Structuring Agent, any Arranger, any other Lender or any of their respective ~~Affiliates~~Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and appraisal of, and investigations into, the business, prospects, operations, property, assets, liabilities, financial and other condition and creditworthiness of the Borrower, the General Partner and their respective Subsidiaries, all applicable bank or other regulatory Applicable Laws relating to the transactions contemplated by this Agreement and the other Loan Documents ~~and~~, (e) it has made its own independent decision to enter into this Agreement and the other Loan Documents to which it is a party and to extend credit hereunder and thereunder and (f) it has all licenses, permits and approvals necessary for use of the reference rates referred to herein that are applicable to the Loans and other extensions of credit required to be made by it hereunder and it will take all actions necessary to comply, preserve, renew and keep in full force and effect any such licenses, permits and approvals.  Each Lender also acknowledges and agrees that (i) it will, independently and without reliance upon the Administrative Agent, the Sustainability Structuring Agent, any Arranger or any other Lender or any of their respective ~~Affiliates~~Related Parties (A) continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder based on such documents and information as it shall from time to time deem appropriate and its own independent investigations and (B) continue to make such investigations and inquiries as it deems necessary to inform itself as to the Borrower, the General Partner and their respective Subsidiaries and (ii) it will not assert any claim under any federal or state securities law or otherwise in contravention of this Section 12.11. Each Lender also acknowledges and agrees that (a) none of the Administrative Agent, the Sustainability Structuring Agent or any Arranger acting in such capacities have made any assurances as to (i) whether the facilities evidenced by the Loan Documents meet such Lender’s criteria or expectations with regard to environmental impact and sustainability performance, (ii) whether any characteristics of such facilities, including the characteristics of the relevant key performance indicators to which the Borrower will link a potential margin step-up or step-down, including their environmental and sustainability criteria, meet any industry standards for sustainability-linked credit facilities and (b) each Lender has performed its own independent investigation and analysis of such facilities and whether such facilities meet its own criteria or expectations with regard to environmental impact and/or sustainability performance. Neither the Administrative Agent nor the Sustainability Structuring Agent shall be required to keep itself informed as to the performance or observance by the Borrower or any other Loan Party of the Loan Documents or any other document referred to or provided for therein or to inspect the properties or books of, or make any other investigation of, the Borrower, any other Loan Party or any other Subsidiary. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent under this Agreement or any of the other Loan Documents, the Administrative Agent shall have no duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Borrower, any other Loan Party or any other Affiliate thereof which may come into possession of the Administrative Agent or any of its Affiliates.

Each party acknowledges and agrees that the Administrative Agent may, but shall not be obligated to, from time to time provide payment schedules, payoff statements, payoff letters, interest statements or bills and other similar documentation indicating amounts owed hereunder and under the other Loan Documents and agrees that in the event of the conflict between any such documentation and this Agreement, this Agreement shall control. In the event the Administrative Agent notifies any party hereto at any time (including after the receipt of amounts indicated to be due and payable under the Loan Documents pursuant to such payment schedules, payoff statements, payoff letters, interest statements or bills and other similar documentation) that an amount owed by such party under the Loan Documents was mistakenly excluded from the amount indicated in any payment schedules, payoff statements, payoff letters, interest statements or bills and other similar documentation, then such party agrees to promptly pay such excluded amount after the Administrative Agent provides such party with documentation that evidences such excluded amount is due and payable hereunder.

12.12.    Successor Administrative Agent.     The Administrative Agent may resign at any time as Administrative Agent under the Loan Documents by giving written notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent which appointment shall, provided no Default or Event of Default exists, be subject to the Borrower’s approval, which approval shall not be unreasonably withheld or delayed (except that the Borrower shall, in all events, be deemed to have approved each Lender and any of its Affiliates as a successor Administrative Agent). If no successor Administrative Agent shall have been so appointed in accordance with the immediately preceding sentence, and shall have accepted such appointment, within 30 days after the current Administrative Agent’s giving of notice of resignation, then the current Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a Lender, if any Lender shall be willing to serve, and otherwise shall be an Eligible Assignee and, regardless of whether a successor has been appointed, such removal shall nonetheless become effective. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the current Administrative Agent, and, upon such acceptance or the effectiveness of such resignation, the current Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. Upon such acceptance or resignation effectiveness, except for any indemnity payments or other amounts then owed to the retiring Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by, to or through the successor Administrative Agent, if applicable, or else by, to or through each Lender directly, until such time, if any, as a successor Administrative Agent is appointed as provided for above. After any Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Article XII. shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under the Loan Documents. Notwithstanding anything contained herein to the contrary, the Administrative Agent may assign its rights and duties under the Loan Documents to any of its Affiliates by giving the Borrower and each Lender prior written notice. The Administrative Agent’s resignation rights in the foregoing Section 12.12 shall also apply to the Sustainability Structuring Agent in its capacity as such.

12.13.    Notice of Defaults. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing with reasonable specificity such Default or Event of Default and stating that such notice is a “notice of default.” If a Lender becomes aware of a Default or Event of Default, such Lender shall notify the Administrative Agent of such fact. Upon receipt of such notice that a Default or Event of Default has occurred, the Administrative Agent shall notify each of the Lenders of such fact.

12.14.    Requests for Approval. If the Administrative Agent requests in writing the consent or approval of a Lender, such Lender shall, or, in the case of any request for consent or approval that is subject to Section 14.13(a) or (b), shall use commercially reasonable efforts to, respond and either approve or disapprove definitively in writing to the Administrative Agent within ten (10) Business Days (or sooner if such notice specifies a shorter period, but in no event less than five (5) Business Days for responses based on Administrative Agent’s good faith determination that circumstances exist warranting its request for an earlier response) after such written request from the Administrative Agent provided that the request for approval states the time by which a response is needed before approval is deemed given. Solely with respect to any request for consent or approval that is subject to Section 14.13(c), if the Lender does not so respond, that Lender shall be deemed to have approved the request. Upon request, the Administrative Agent shall notify the Lenders which Lenders, if any, failed to respond to a request for approval.
12.15.    Copies of Documents. Administrative Agent shall promptly deliver to each of the Lenders copies of all notices of default and other formal notices sent or received and according to Section 15.1 of this Agreement. Administrative Agent shall deliver to Lenders within fifteen (15) Business Days following receipt, copies of all financial statements, certificates and notices received regarding the General Partner’s ratings except to the extent such items are required to be furnished directly to the Lenders by the Borrower hereunder. Within fifteen (15) Business Days after a request by a Lender to the Administrative Agent for other documents furnished to the Administrative Agent by the Borrower, the Administrative Agent shall provide copies of such documents to such Lender except where this Agreement obligates Administrative Agent to provide copies in a shorter period of time.

12.16.    Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then to the extent permitted by Applicable Law, the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a)    Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders.

(b)    Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 11.1 or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 2.20(b) shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, [reserved]; third, [reserved]; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, [reserved]; sixth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if such Loans were made at a time when the conditions set forth in Article IV were satisfied or waived, such payment shall be applied solely to pay the Loans of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender until such time as all Loans are held by the Lenders pro rata in accordance with their respective Percentages (determined without giving effect to the immediately following subsection (d)). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this subsection shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

    (c)    [Reserved]

    (d)    [Reserved]

    (e)    [Reserved]

    (f)    Defaulting Lender Cure. If the Borrower and the Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon such Lender will cease to be a Defaulting Lender; provided that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

12.17.    Delegation to Affiliates. The Borrower and the Lenders agree that the Administrative Agent and the Sustainability Structuring Agent may delegate any of its duties under this Agreement to any of its Affiliates. Any such Affiliate (and such Affiliate’s directors, officers, agents and employees) which performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver and other protective provisions to which the Administrative Agent or the Sustainability Structuring Agent, as applicable, is entitled under Articles XII and XIV.

12.18.    Managing Agents, Syndication Agent, Sustainability Structuring Agent, etc. Each of the Arrangers, the Sustainability Structuring Agent, the Co-Documentation Agents, the Co-Syndication Agents and any of the Lenders otherwise identified in this Agreement as a “managing agent” shall not have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such, except as expressly set forth in this Agreement. Without limiting the foregoing, none of such Lenders shall have or be deemed to have a fiduciary relationship with any Lender. Each Lender hereby makes the same acknowledgments with respect to such Lenders as it makes with respect to the Administrative Agent in Section 12.11.

12.19.    Erroneous Payments.

(a)    Each Lender and any other party hereto hereby severally agrees that if (i) the Administrative Agent notifies (which such notice shall be conclusive absent manifest error) such Lender or any other Person that has received funds from the Administrative Agent or any of its Affiliates, either for its own account or on behalf of a Lender (each such recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion that any funds received by such Payment Recipient were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) or (ii) any Payment Recipient receives any payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, or (z) that such Payment Recipient otherwise becomes aware was transmitted or received in error or by mistake (in whole or in part) then, in each case, an error in payment shall be presumed to have been made (any such amounts specified in clauses (i) or (ii) of this Section 12.19(a), whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise; individually and collectively, an “Erroneous Payment”), then, in each case, such Payment Recipient is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment; provided that nothing in this Section shall require the Administrative Agent to provide any of the notices specified in clauses (i) or (ii) above. Each Payment Recipient agrees that it shall not assert any right or claim to any Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.
(b)    Without limiting the immediately preceding clause (a), each Payment Recipient agrees that, in the case of clause (a)(ii) above, it shall promptly notify the Administrative Agent in writing of such occurrence.

(c)    In the case of either clause (a)(i) or (a)(ii) above, such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and upon demand from the Administrative Agent such Payment Recipient shall (or, shall cause any Person who received any portion of an Erroneous Payment on its behalf to), promptly, but in all events no later than two Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds and in the currency so received, together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent at the Overnight Rate; provided that, if the Payment Recipient is the Borrower, (a) the accrual of such interest shall be at the Overnight Rate and shall commence to accrue from and including the second Business Day following the date such Erroneous Payment (or portion thereof) was received by the Borrower (the “Borrower EP Interest Accrual Date”) to the date such amount is repaid to the Administrative Agent and (b) if such Erroneous Payment (or portion thereof) shall have been returned to the Administrative Agent prior to the Borrower EP Interest Accrual Date, then the Borrower shall not have any further obligations or liability with respect to such Erroneous Payment, including for any interest, charges, fees, costs or expenses incurred as a result of the Administrative Agent making the Erroneous Payment to the Borrower, the Borrower holding the Erroneous Payment (or portion thereof) in trust for the benefit of the Administrative Agent and the Borrower returning the Erroneous Payment (or portion thereof) to the Administrative Agent.
(d)    In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (c), from any Lender that is a Payment Recipient or an Affiliate of a Payment Recipient (such unrecovered amount as to such Lender, an “Erroneous Payment Return Deficiency”), then at the sole discretion of the Administrative Agent and upon the Administrative Agent’s written notice to such Lender (i) such Lender shall be deemed to have made a cashless assignment of the full face amount of the portion of its Loans (but not its Term Loan Commitments) of the relevant Class with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) to the Administrative Agent or, at the option of the Administrative Agent, the Administrative Agent’s applicable lending affiliate in an amount that is equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Term Loan Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) plus any accrued and unpaid interest on such assigned amount, without further consent or approval of any party hereto and without any payment by the Administrative Agent or its applicable lending affiliate as the assignee of such Erroneous Payment Deficiency Assignment. Without limitation of its rights hereunder, the Administrative Agent may cancel any Erroneous Payment Deficiency Assignment at any time by written notice to the applicable assigning Lender and upon such revocation all of the Loans assigned pursuant to such Erroneous Payment Deficiency Assignment shall be reassigned to such Lender without any requirement for payment or other consideration. The parties hereto acknowledge and agree that (1) any assignment contemplated in this clause (d) shall be made without any requirement for any payment or other consideration paid by the applicable assignee or received by the assignor, (2) the provisions of this clause (d) shall govern in the event of any conflict with the terms and conditions of Article XIII and (3) the Administrative Agent may reflect such assignments in the Register without further consent or action by any other Person.
(e)    Each party hereto hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent (1) shall be subrogated to all the rights of such Payment Recipient with respect to such amount and (2) is authorized to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Payment Recipient from any source, against any amount due to the Administrative Agent under this Section 12.19 or under the indemnification provisions of this Agreement, (y) the receipt of an Erroneous Payment by a Payment Recipient shall not for the purpose of this Agreement be treated as a payment, prepayment, repayment, discharge or other satisfaction of any Obligations owed by the Borrower or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any other Loan Party for the purpose of making for a payment on the Obligations and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the Payment Recipient, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received.
(f)    Each party’s obligations under this Section 12.19 shall survive the resignation or replacement of the Administrative Agent or any transfer of right or obligations by, or the replacement of, a Lender, the termination of the Term Loan Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.
(g)    Nothing in this Section 12.19 will constitute a waiver or release of any claim of any party hereunder arising from any Payment Recipient’s receipt of an Erroneous Payment.
12.20.    Sustainability Matters. Each party hereto hereby agrees that neither the Administrative Agent nor the Sustainability Structuring Agent shall have any responsibility for (or liability in respect of) reviewing, auditing or otherwise evaluating any calculations by the Borrower, the General Partner or any other Person of any sustainability-related pricing adjustment (or any of the data or computations that are part of or related to any such calculation) set forth in any related certificate (and the Administrative Agent and the Sustainability Structuring Agent may rely conclusively on any such certificate, without further inquiry).
ARTICLE XIII.

BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS
13.1.    Successors and Assigns. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns permitted hereby, except that (i) the Borrower shall not have the right to assign its rights or obligations under the Loan Documents without the prior written consent of each Lender, (ii) any assignment by any Lender must be made in compliance with Section 13.3, and

(iii) any transfer by participation must be made in compliance with Section 13.2. Any attempted assignment or transfer by any party not made in compliance with this Section 13.1 shall be null and void, unless such attempted assignment or transfer is treated as a participation in accordance with Section 13.3. The parties to this Agreement acknowledge that clause (ii) of this Section 13.1 relates only to absolute assignments and this Section 13.1 does not prohibit assignments creating security interests, including, without limitation, (x) any pledge or assignment by any Lender of all or any portion of its rights under this Agreement and any Note to a Federal Reserve Bank or other central banking authority or (y) in the case of a Lender which is a Fund, any pledge or assignment of all or any portion of its rights under this Agreement and any Note to its trustee in support of its obligations to its trustee; provided, however, that no such pledge or assignment creating a security interest shall release the transferor Lender from its obligations hereunder unless and until the parties thereto have complied with the provisions of Section 13.3. The Administrative Agent may treat the Person which made any Loan or which holds any Note as the owner thereof for all purposes hereof unless and until such Person complies with Section 13.3; provided, however, that the Administrative Agent may in its discretion (but shall not be required to) follow instructions from the Person which made any Loan or which holds any Note to direct payments relating to such Loan or Note to another Person. Any assignee of the rights to any Loan or any Note agrees by acceptance of such assignment to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the owner of the rights to any Loan (whether or not a Note has been issued in evidence thereof), shall be conclusive and binding on any subsequent holder or assignee of the rights to such Loan.

13.2.    Participations.

13.2.1    Permitted Participants; Effect. Any Lender may at any time sell to one or more banks or other entities (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person, any Defaulting Lender, or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (“Participants”) participating interests in any Loan owing to such Lender, any Note held by such Lender, any Term Loan Commitment of such Lender or any other interest of such Lender under the Loan Documents, in each case, with no consent of or notice to any party. In the event of any such sale by a Lender of participating interests to a Participant, such Lender’s obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the owner of its Loans and the holder of any Note issued to it in evidence thereof for all purposes under the Loan Documents, all amounts payable by the Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under the Loan Documents.
13.2.2    Voting Rights. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Loan or Term Loan Commitment in which such Participant has an interest which would require consent of all of the Lenders pursuant to the terms of Section 14.13 or of any other Loan Document.
13.2.3    Benefit of Certain Provisions. The Borrower agrees that each Participant shall be deemed to have the right of setoff provided in Section 14.15(a) in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the right of setoff provided in Section 14.15(a) with respect to the amount of participating interests sold to each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 14.15(a), agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 14.15(b) as if each Participant were a Lender. The Borrower further agrees that each Participant shall be entitled to the benefits of Sections 4.1, 4.2, 4.4 and 4.5 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 13.3, provided that (i) a Participant shall not be entitled to receive any greater payment under Section 4.1, 4.2, 4.4 or 4.5 than the Lender who sold the participating interest to such Participant would have received had it retained such interest for its own account, unless the sale of such interest to such Participant is made with the prior written consent of the Borrower, and (ii) any Participant not incorporated under the laws of the United States of America or any State thereof agrees to comply with the provisions of Section 4.5 to the same extent as if it were a Lender.
13.2.4 Participant Register. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Term Loan Commitments, Loans or its other obligations under this Agreement) except to the extent that such disclosure is necessary to establish that such Term Loan Commitment, Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

13.3.    Assignments; Consents. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Term Loan Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:
13.3.1    Minimum Amounts.
    (A)    in the case of an assignment of the entire remaining amount of an assigning Lender’s Term Loan Commitment and the Loans at the time owing to it, or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

    (B)    in any case not described in the immediately preceding subsection (A), the aggregate amount of the Term Loan Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Term Loan Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption Agreement with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption Agreement, as of the Trade Date) shall not be less than $5,000,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that if, after giving effect to such assignment, the amount of the Term Loan Commitment held by such assigning Lender or the outstanding principal balance of the Loans of such assigning Lender, as applicable, would be less than $5,000,000, then such assigning Lender shall assign the entire amount of its Term Loan Commitment and the Loans at the time owing to it.

    13.3.2    Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Term Loan Commitment assigned.

    13.3.3    Required Consents. No consent shall be required for any assignment except to the extent required by Section 13.3.1(B) and, in addition:

    (A)    the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof; and

    (B)    the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of a

Term Loan Commitment or a Loan if such assignment is to a Person that is not already a Lender, an Affiliate of a Lender or an Approved Fund with respect to a Lender.

    13.3.4    Assignment and Acceptance; Notes. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption Agreement, together with a processing and recordation fee of $3,500 for each assignment, and the assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. If requested by the transferor Lender or the Assignee, upon the consummation of any assignment, the transferor Lender, the Administrative Agent and the Borrower shall make appropriate arrangements so that new Notes are issued to the Assignee and such transferor Lender, as appropriate.

    13.3.5    No Assignment to Borrower or Defaulting Lender. No such assignment shall be made to (i) the Borrower or any of the Borrower’s Affiliates or Subsidiaries or (ii) any Defaulting Lender.

    13.3.6    No Assignment to Natural Persons. No such assignment shall be made to a natural person or a holding company, investment vehicle or trust for, or owned and granted for the primary benefit of, a natural Person.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 13.4, from and after the effective date specified in each Assignment and Assumption Agreement, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption Agreement, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption Agreement, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption Agreement covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 12.8 and 14.6 and the other provisions of this Agreement and the other Loan Documents that survive the termination hereof and thereof with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 13.2.

13.4.    Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at the Administrative Office a copy of each Assignment and Assumption Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Term Loan Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

13.5.    [Reserved].
13.6    Confidentiality. Except as otherwise provided by Applicable Law, the Administrative Agent and each Lender shall maintain the confidentiality of all Information (as defined below) in accordance with its customary procedure for handling confidential information of this nature and in accordance with safe and sound banking practices but in any event may make disclosure: (a) to its Affiliates and to its and its Affiliates’ respective ~~partners, directors, officers, employees, agents, advisors and other representatives~~Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any actual or proposed Eligible Assignee, Participant or other transferee in connection with a potential transfer of any Term Loan Commitment, Loan or participation therein as permitted hereunder, or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations; (c) as required or requested by any Governmental Authority or representative thereof or pursuant to legal process or in connection with any legal proceedings, or as otherwise required by Applicable Law; (d) to the Administrative Agent’s or such Lender’s independent auditors and other professional advisors (provided they shall be notified of the confidential nature of the information); (e) in connection with the exercise of any remedies under any Loan Document or any action or proceeding relating to any Loan Document or the enforcement of rights hereunder or thereunder; (f) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section actually known by the Administrative Agent or such Lender to be a breach of this Section or (ii) becomes available to the Administrative Agent, any Lender or any Affiliate of the Administrative Agent or any Lender on a nonconfidential basis from a source other than the Borrower or any Affiliate of the Borrower; (g) to the extent requested by, or required to be disclosed to, any nationally recognized rating agency or regulatory or similar authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners) having or purporting to have jurisdiction over it; (h) to bank trade publications, such information to consist of deal terms and other information customarily found in such publications; (i) to any other party hereto; (j) on a confidential basis to (i) any rating agency in connection with rating the Borrower or its Subsidiaries or the Facility or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the facility; and (k) with the consent of the Borrower. Notwithstanding anything contained herein to the contrary, (A) the Administrative Agent and each Lender may disclose any such confidential information, without notice to the Borrower or the General Partner, to Governmental Authorities in connection with any regulatory examination of the Administrative Agent or such Lender or in accordance with the regulatory compliance policy of the Administrative Agent or such Lender and (B) nothing in this Section 13.6 prohibits any Person from communicating or disclosing information regarding suspected violations of laws, rules or regulations to a governmental, regulatory or self-regulatory authority. As used in this Section, the term “Information” means all information received from the Borrower, the General Partner, any Subsidiary or Affiliate of the Borrower relating to the Borrower, the General Partner or any of their Affiliates or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower, the General Partner, or any Subsidiary or any Affiliate of the Borrower, provided that, in the case of any such Information received from the Borrower, the General Partner, or any Subsidiary or any Affiliate of the Borrower after the date hereof, such Information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

13.7    Tax Treatment. If any interest in any Loan Document is transferred to any Participant or purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a “Transferee”) which is not incorporated under the laws of the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 4.5(iv).

ARTICLE XIV.

GENERAL PROVISIONS
14.1.    Survival of Representations. All representations and warranties contained in this Agreement shall survive delivery of the Notes and the making of the Borrowings herein contemplated.

14.2.    Governmental Regulation. Anything contained in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

14.3.    Taxes. Any recording and other taxes (excluding franchise, income or similar taxes) or other similar assessments or charges payable or ruled payable by any governmental authority incurred in connection with the consummation of the transactions contemplated by this Agreement shall be paid by the Borrower, together with interest and penalties, if any.

14.4.    Headings. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

14.5.    No Third Party Beneficiaries. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

14.6.    Expenses; Indemnification. Subject to the provisions of this Agreement, the Borrower will pay (a) all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent, the Sustainability Structuring Agent and each Arranger and any Related Party of any of the foregoing (including the reasonable and documented legal fees, out-of-pocket costs and other reasonable expenses of counsel for the Administrative Agent and the Sustainability

Structuring Agent) in connection with the preparation, execution and delivery of this Agreement, the Notes, the other Loan Documents and any amendments, modifications or waivers hereto or thereto; provided that payments in respect of legal fees and expenses shall be limited to reasonable and documented costs and expenses of a single external counsel to the Administrative Agent, the Sustainability Structuring Agent and each Arranger and their respective ~~Affiliates~~Related Parties and, if reasonably necessary, one local or special counsel in any relevant jurisdiction to such Persons (and, in the case of an actual or perceived conflict of interest where the Person affected by such conflict informs the Borrower of such conflict and thereafter retains its own counsel, of another firm of counsel for such affected Person, and, if reasonably necessary, of a single firm of local or special counsel acting in multiple jurisdictions), (b) all out-of-pocket costs and expenses incurred by the Administrative Agent, the Sustainability Structuring Agent and the Lenders (including the fees, charges and disbursements of counsel to the Administrative Agent, the Sustainability Structuring Agent and the Lenders) in connection with the enforcement and protection of the rights of the Lenders under this Agreement, the Notes or the other Loan Documents, and (c) all reasonable and documented out-of-pocket costs and expenses of periodic audits by the Administrative Agent’s personnel of the Borrower’s books and records provided that so long as an Event of Default has not occurred and is continuing, the Borrower shall be required to pay for only one such audit during any year. The Borrower further agrees to indemnify the Administrative Agent, the Sustainability Structuring Agent and the Lenders, each such Person’s respective Affiliates, and each such Person’s and their Affiliates’ respective directors, officers, employees, agents and advisors (each, an “Indemnified Party”) against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all charges and disbursements of counsel (limited to reasonable and documented costs and expenses of a single external counsel for all Indemnified Parties, taken as a whole, and, if reasonably necessary, one local or special counsel for all Indemnified Parties, taken as a whole, in any relevant jurisdiction to such Persons, and in the case of an actual or perceived conflict of interest, where an Indemnified Party affected by such conflict informs the Borrower of such conflict and thereafter retains its own counsel, of another firm of counsel for such affected Indemnified Party and, if reasonably necessary, of a single firm of local or special counsel acting in multiple jurisdictions)) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Borrowing hereunder, except that the foregoing indemnity shall not apply to any Indemnified Party to the extent that any losses, claims, etc. are determined by a court of competent jurisdiction by a final and non-appealable judgment to have resulted from such Indemnified Party’s Gross Negligence, willful misconduct or a breach in bad faith of its express obligations under the Loan Documents. In the case of an investigation, litigation or proceeding to which the indemnity in this Section applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Borrower or the General Partner or the Borrower’s or the General Partner’s equity holders or creditors or an Indemnified Party is otherwise party thereto. The obligations of the Borrower under this Section shall survive the termination of this Agreement.

14.7.    Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

14.8.    Nonliability of the Lenders; No Advisory or Fiduciary Responsibility.
(a)    The relationship between the Borrower and the Lenders shall be solely that of borrower and lender. The Lenders shall not have any fiduciary responsibilities to the Borrower. The Lenders undertake no responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower’s business or operations. Moreover, none of the Administrative Agent, the Sustainability Structuring Agent or any Lender shall be liable to the Borrower or any other parties. None of the Administrative Agent, the Sustainability Structuring Agent or any Lender, or any ~~Affiliate, officer, director, employee, attorney, or agent~~Related Party of the Administrative Agent, the Sustainability Structuring Agent or any Lender shall have any liability with respect to, and the Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, punitive or consequential damages suffered or incurred by the Borrower in connection with, arising out of, or in any way related to, this Agreement, any of the other Loan Documents or any fee letter delivered in connection herewith, or any of the transactions contemplated by this Agreement or any of the other Loan Documents.
(b)    In connection with all aspects of each transaction contemplated hereby, each Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that (i) the facilities provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Borrower, the General Partner and their respective Affiliates, on the one hand, and the Administrative Agent, the Sustainability Structuring Agent, the Arrangers, and the Lenders, on the other hand, and the Borrower and the General Partner are capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof), (ii) in connection with the process leading to such transaction, each of the Administrative Agent, the Sustainability Structuring Agent, the Arrangers and the Lenders is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for the Borrower, the General Partner or any of their respective Affiliates, stockholders, creditors or employees or any other Person, (iii) none of the Administrative Agent, the Sustainability Structuring Agent, the Arrangers or the Lenders has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Borrower or the General Partner with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether the Administrative Agent, the Sustainability Structuring Agent, any Arranger or any Lender has advised or is currently advising the Borrower, the General Partner or any of their respective Affiliates on other matters) and none of the Administrative Agent, the Sustainability Structuring Agent, the Arrangers, or the Lenders has any obligation to the Borrower, the General Partner or any of their respective Affiliates with respect to the financing transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents, (iv) the Administrative Agent, the Sustainability Structuring Agent, the Arrangers and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from, and may conflict with, those of the Borrower, the General Partner and their respective Affiliates, and none of the Administrative Agent, the Sustainability Structuring Agent, the Arrangers or the Lenders has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship and (v) the Administrative Agent, the Sustainability Structuring Agent, the Arrangers and the Lenders have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and the Loan Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate.
(c)    Each Loan Party acknowledges and agrees that the Lenders, the Arrangers and any Affiliate thereof may lend money to, invest in, and generally engage in any kind of business with, any of the Borrower, the General Partner, any Affiliate thereof or any other person or entity that may do business with or own securities of any of the foregoing, all as if such Lender, Arranger or Affiliate thereof were not a Lender, an Arranger or an Affiliate thereof (or an agent or any other person with any similar role under the Facility) and without any duty to account therefor to any other Lender, any other Arranger, the General Partner, the Borrower or any Affiliate of the foregoing.  Each Lender, each Arranger and any Affiliate thereof may accept fees and other consideration from the General Partner, the Borrower or any Affiliate thereof for services in connection with this Agreement, the Facility or otherwise without having to account for the same to any other Lender, any other Arranger, the Borrower, the General Partner or any Affiliate of the foregoing.

14.9.    Choice of Law. THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

14.10.    Consent to Jurisdiction. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE LENDERS TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE LENDERS OR ANY AFFILIATE OF THE LENDERS INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

14.11.    WAIVER OF JURY TRIAL. THE BORROWER, THE GENERAL PARTNER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

14.12.    Successors and Assigns. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights or obligations under the Loan Documents. Any assignee or transferee of rights or obligations hereunder or under the Notes agrees by acceptance thereof to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the holder of a Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

14.13.    Entire Agreement; Modification of Agreement. The Loan Documents embody the entire agreement among the Borrower, the General Partner, Administrative Agent, and Lenders and supersede all prior conversations, agreements, understandings, commitments and term sheets among any or all of such parties with respect to the subject matter hereof. Subject to Section 1.7, any provisions of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower, and Administrative Agent if the rights or duties of Administrative Agent are affected thereby, and

(a)    each of the Lenders adversely affected thereby if such amendment or waiver:
(i)    subject to clause (d) below, reduces or forgives any payment of principal or interest on the Obligations or any fees payable by the Borrower to such Lender hereunder; or
(ii)    postpones the date fixed for any payment of principal of or interest on the Obligations or any fees payable by the Borrower to such Lender hereunder; or
(iii)    increases the amount of such Lender’s Term Loan Commitment or the unpaid principal amount of such Lender’s Loan (other than pursuant to an assignment permitted under Section 13.3); or

(iv)    extends the Maturity Date (other than pursuant to Section 2.19 hereof); or
(v)    modifies or waives all or any portion of Section 2.20 or Section 2.22;
(b)    all of the Lenders if such amendment or waiver:
(i)    releases or limits the liability of the General Partner under the Loan Documents; or
(ii)    changes the definition of Required Lenders, or modifies any requirement for consent by each of the Lenders; or
(iii)    modifies or waives the second and third sentences of Section 9.3 hereof;
(c)    the Required Lenders, to the extent expressly provided for herein and in the case of all other waivers or amendments if no percentage of Lenders is specified herein; or
(d)    the Administrative Agent and the Borrower may, without the consent of any Lender, enter into amendments or modifications to this Agreement or any of the other Loan Documents or enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to implement any Benchmark Replacement or otherwise effectuate the terms of Section 4.8(c) in accordance with the terms of Section 4.8(c).
Notwithstanding the foregoing, no amendment, waiver or consent shall affect the rights or duties of the Sustainability Structuring Agent under this Agreement or any other Loan Document unless such amendment, waiver or consent is in writing and signed by the Sustainability Structuring Agent, in addition to the Administrative Agent and the Lenders required pursuant to this Section 14.13 to take such action.

14.14.    Dealings with the Borrower. The Lenders and their Affiliates may accept deposits from, extend credit to and generally engage in any kind of banking, trust or other business with the Borrower or the General Partner or any of their Affiliates regardless of the capacity of the Lenders hereunder.

14.15.    Set-Off.

(a)    Subject to Section 2.20 and in addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, the Borrower hereby authorizes the Administrative Agent, each Lender, each Affiliate of the Administrative Agent or any Lender, and each Participant, at any time, or from time to time while, an Event of Default exists, without notice to the Borrower or to any other Person, any such notice being hereby expressly waived, but in the case of a Lender, an Affiliate of a Lender, or a Participant, subject to receipt of the prior written consent of the Required Lenders exercised in their sole discretion, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Administrative Agent, such Lender, any Affiliate of the Administrative Agent or such Lender, or such Participant, to or for the credit or the account of the Borrower against and on account of any of the Obligations, irrespective of whether or not any or all of the Loans and all other Obligations have been declared to be, or have otherwise become, due and payable as permitted by Section 11.1, and although such Obligations shall be contingent or unmatured.
(b)    Each Lender agrees that if it shall, by exercising any right of set off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal, interest or fees due with respect to any Loan held by it (other than payments received pursuant to Sections 4.1, 4.2, 4.5 and 4.8) which is greater than the proportion received by any other Lender in respect of the aggregate amount of principal, interest or fees due with respect to any Loan held by such other Lender, the Lender receiving such proportionately greater payment shall purchase such participations in the Loans held by the other Lenders and such other adjustments shall be made as may be required so that all such payments of principal, interest or fees with respect to the Loans held by the Lenders shall be shared by the Lenders pro rata according to their respective Percentages.
14.16.    Counterparts; Integration, Effectiveness, Electronic Execution.

(a)    This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent and/or any Arranger, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 5.1, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.
(b)    The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Agreement, any other Loan Document or any document, amendment, approval, consent, waiver, modification, information, notice, certificate, report, statement, disclosure, or authorization to be signed or delivered in connection with this Agreement or any other Loan Document or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in

Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Loan Parties may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including one or more copies of any Communication in the form of an imaged Electronic Record, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided that without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature from any party hereto, the Administrative Agent and the other parties hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the executing party without further verification and (b) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by an original manually executed counterpart thereof. Without limiting the generality of the foregoing, each party hereto hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and any of the Loan Parties, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives (1) any argument, defense or right to contest the validity or enforceability of the Loan Documents based solely on the lack of paper original copies of any Loan Documents, including with respect to any signature pages thereto~~.~~ and (2) any claim against the Administrative Agent, any Lender or any of their Related Parties for liabilities arising solely from the Administrative Agent’s, any Lender’s or any of their Related Parties’ reliance on or use of Electronic Signatures, including any such liabilities arising as a result of the failure of the Loan Parties to use any available security measures in connection with the execution, delivery or transmission of any such Electronic Signature. Each party hereto acknowledges, represents and warrants to the other parties hereto that it has the corporate or other organizational capacity to execute and deliver this Agreement and any other Communication through electronic means as provided for herein and there are no restrictions or other limitations on doing so in such party’s organizational documents.

14.17.    Patriot Act CIP Notice. Each Lender hereby notifies the Borrower and the General Partner that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act), it is from time to time required to obtain, verify and record information that identifies the Borrower and the General Partner, which information includes the name and address of the Borrower and the General Partner and other information that will allow such Lender to identify the Borrower and the General Partner in accordance with the Act.
14.18.    Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b)    the effects of any Bail-In Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.
14.19.    Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Rate Management Transactions or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and, each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the FDIC under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)    In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b)    As used in this Section 14.19, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following:
(i)    a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(ii)    a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii)    a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
14.20.    Certain ERISA Matters.

(a)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Sustainability Structuring Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:
(i)    such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans or the Term Loan Commitments;
(ii)    the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Term Loan Commitments and this Agreement;
(iii)    (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Term Loan Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Term Loan Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Term Loan Commitments and this Agreement; or
(iv)    such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Sustainability Structuring Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that none of the Administrative Agent, the Sustainability Structuring Agent, any Arranger and their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Term Loan Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

ARTICLE XV.

NOTICES
15.1.    Giving Notice; Electronic Delivery. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by email and addressed or delivered to such party at its address set forth below or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by email, shall be deemed given when transmitted (provided that, if such notice is transmitted by email, such notice is also promptly mailed in accordance with this paragraph). Notice may be given as follows:

To the Borrower:
First Industrial, L.P.
c/o First Industrial Realty Trust, Inc.
1 N. Wacker Drive
Suite 4200
Chicago, Illinois 60606
Attention: Mr. Scott Musil
Email: smusil@firt.com

To the General Partner:
First Industrial Realty Trust, Inc.
1 N. Wacker Drive
Suite 4200
Chicago, Illinois 60606
Attention: Scott A. Musil
Email: smusil@firt.com

Each of the above with a copy to:
Barack Ferrazzano Kirschbaum & Nagelberg LLP
200 West Madison
39th Floor
Chicago, Illinois 60606
Attention: Michael Tomczyk and Matthew A. Jackson
Email: michael.tomczyk@bfkn.com; matt.jackson@bfkn.com

To each Lender:
At such address as set forth in its Administrative Questionnaire

To the Administrative Agent:
Wells Fargo Bank, National Association, as agent
10 South Wacker Drive, ~~32nd~~20th Floor
Chicago, IL 60606
Attention: Scott S. Solis
Email: scott.s.solis@wellsfargo.com

with a copy to:

Wells Fargo Bank, National Association, as agent
MAC: N9300-140
600 S. 4th Street, Floor 014
Minneapolis, MN 55415
Attention: CB Operations Lending Manager
Email: creloanservicingoperations@wellsfargo.com

Wells Fargo Bank, National Association
550 S Tryon Street, 22nd Floor
MAC: D1086 – 220
Charlotte, North Carolina 28202
Attention: Transaction Management Director

    Documents required to be delivered pursuant to the Loan Documents may be delivered by electronic communication and delivery, including, the Internet, e-mail or intranet websites to which the Administrative Agent and each Lender have access (including a commercial, third-party website such as www.sec.gov <http://www.sec.gov> or a website sponsored or hosted by the Administrative Agent or the Borrower) provided that the foregoing shall not apply to (i) notices to any Lender pursuant to Article II and (ii) any Lender that has notified the Administrative Agent and the Borrower that it cannot or does not want to receive electronic communications. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic delivery pursuant to procedures approved by it for all or particular notices or communications. Documents or notices delivered electronically shall be deemed to have been delivered twenty-four (24) hours after the date and time on which the Administrative Agent or the Borrower posts such documents or the documents become available on a commercial website and the Administrative Agent or Borrower notifies each Lender of said posting and provides a link thereto provided if such notice or other communication is not sent or posted during the normal business hours of the recipient, said posting date and time shall be deemed to have commenced as of 11:00 a.m. (Central Time) on the opening of business on the next Business Day for the recipient. Notwithstanding anything contained herein, in every instance the Borrower shall be required to provide paper copies of the certificate required by Section 8.2(d) to the Administrative Agent and shall deliver paper copies of any documents to the Administrative Agent or to any Lender that requests such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender. Except for the certificates required by Section 8.2(d), the Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents delivered electronically, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery. Each Lender shall be solely responsible for requesting delivery to it of paper copies and maintaining its paper or electronic documents.

    Documents required to be delivered pursuant to Article II may be delivered electronically to a website provided for such purpose by the Administrative Agent pursuant to the procedures provided to the Borrower by the Administrative Agent.

15.2.    Change of Address. Each party may change the address for service of notice upon it by a notice in writing to the other parties hereto.

[~~Remainder of page intentionally left blank~~Signature pages on file with Administrative Agent]

~~IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.~~
~~BORROWER:                FIRST INDUSTRIAL, L.P.~~
~~By:    FIRST INDUSTRIAL REALTY TRUST, INC.,~~
    ~~its General Partner~~
~~By:~~
~~Name:~~
~~Title:~~
~~GENERAL PARTNER:        FIRST INDUSTRIAL REALTY TRUST, INC.~~
~~By:~~
~~Name:~~
~~Title:~~

    ~~SIGNATURE PAGE TO~~
    ~~FIRST INDUSTRIAL SECOND AMENDED AND RESTATED TERM LOAN AGREEMENT~~

~~LENDERS:    WELLS FARGO BANK, NATIONAL ASSOCIATION, individually as a Lender and as Administrative Agent~~
~~By:~~
~~Name:~~
~~Title:~~

    ~~SIGNATURE PAGE TO~~
    ~~FIRST INDUSTRIAL SECOND AMENDED AND RESTATED TERM LOAN AGREEMENT~~

~~PNC BANK, NATIONAL ASSOCIATION, as a Lender~~
~~By:~~
~~Name:~~
~~Title:~~

    ~~SIGNATURE PAGE TO~~
    ~~FIRST INDUSTRIAL SECOND AMENDED AND RESTATED TERM LOAN AGREEMENT~~

~~REGIONS BANK, as a Lender~~
~~By:~~
~~Name:~~
~~Title:~~

    ~~SIGNATURE PAGE TO~~
    ~~FIRST INDUSTRIAL SECOND AMENDED AND RESTATED TERM LOAN AGREEMENT~~

~~FIFTH THIRD BANK, as a Lender~~
~~By:~~
~~Name:~~
~~Title:~~

    ~~SIGNATURE PAGE TO~~
    ~~FIRST INDUSTRIAL SECOND AMENDED AND RESTATED TERM LOAN AGREEMENT~~

~~U.S. BANK NATIONAL ASSOCIATION, as a Lender~~
~~By:~~
~~Name:~~
~~Title:~~

    ~~SIGNATURE PAGE TO~~
    ~~FIRST INDUSTRIAL SECOND AMENDED AND RESTATED TERM LOAN AGREEMENT~~

~~EXHIBIT A~~
~~TERM LOAN COMMITMENT AMOUNTS~~
~~(As of the Agreement Effective Date)~~

~~Bank~~	~~Total Commitment~~
~~Wells Fargo Bank, National Association~~	~~$65,000,000.00~~
~~PNC Bank, National Association~~	~~$40,000,000.00~~
~~Regions Bank~~	~~$25,000,000.00~~
~~Fifth Third Bank, National Association~~	~~$25,000,000.00~~
~~Bank of America, N.A.~~	~~$25,000,000.00~~
~~U.S. Bank National Association~~	~~$15,000,000.00~~
~~First Independence Bank~~	~~$5,000,000.00~~
~~Total~~	~~$200,000,000.00~~

~~EXHIBIT B~~
~~FORM OF NOTE~~
~~TERM LOAN NOTE~~
~~[___________], 2025~~
~~On or before the Maturity Date, as defined in that certain Second Amended and Restated Unsecured Term Loan Agreement dated as of March 18, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”) between FIRST INDUSTRIAL, L.P., a Delaware limited partnership (“Borrower”), First Industrial Realty Trust, Inc., a Maryland corporation, Wells Fargo Bank, National Association, individually and as Administrative Agent for the Lenders (as such terms are defined in the Agreement), and the other Lenders listed on the signature pages of the Agreement, Borrower promises to pay to the order of [__________] (the “Lender”), or its successors and assigns, the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Section 2.1 of the Agreement, in immediately available funds at the office of the Administrative Agent in Minneapolis, Minnesota, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay this Promissory Note (“Note”) in full on or before the Maturity Date in accordance with the terms of the Agreement.~~
~~The Lender shall, and is hereby authorized to record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Borrowing and the date and amount of each principal payment hereunder; provided, however, that the failure of Lender to so record shall not affect the obligations of the Borrower hereunder or under the other Loan. Documents.~~
~~This Note is issued pursuant to, and is entitled to the benefits of, the Agreement and the other Loan Documents, to which Agreement and Loan Documents, as they may be amended, restated, supplemented or otherwise modified from time to time, reference is hereby made for, inter alia, a statement of the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.~~
~~Borrower and all endorsers severally waive presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note (except as otherwise expressly provided for in the Agreement), and any and all lack of diligence or delays in collection or enforcement of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and expressly consent to the release of any party liable for the obligation secured by this Note, the release of any of the security of this Note, the acceptance of any other security therefor, or any other indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of the Borrower and any endorsers hereof.~~

~~This Note shall, be governed and construed under the internal laws of the State of Illinois.~~

~~BORROWER AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS PROMISSORY NOTE OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS NOTE AND AGREE THAT ANY~~

~~SUCH ACTION OR. PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.~~
~~[Signature on Following Page]~~

~~FIRST INDUSTRIAL, L.P.~~
~~By: First Industrial Realty Trust, Inc., its general partner~~
 ~~By:~~ ___________________________
 ~~Name:~~ ________________________
 ~~Title:~~ _________________________

~~PAYMENTS OF PRINCIPAL~~

~~Date~~	~~Unpaid Principal Balance~~	~~Notation Made by~~

~~EXHIBIT C~~
~~FORM OF DISBURSEMENT INSTRUCTION AGREEMENT~~
~~[On File with Administrative Agent.]~~

~~EXHIBIT D~~
~~FORM OF GUARANTY~~
~~SECOND AMENDED AND RESTATED GUARANTY~~
~~This Second Amended and Restated Guaranty (this “Guaranty”) is made as of March 18, 2025, by First Industrial Realty Trust, Inc., a Maryland corporation (“Guarantor”), to and for the benefit of Wells Fargo Bank, National Association, a national banking association, individually (“Wells”), and as administrative agent for itself and the lenders listed on the signature pages of the Loan Agreement (as defined below) and their respective successors and assigns (collectively, “Lender”).~~
~~RECITALS~~
~~A.    First Industrial, L.P., a Delaware limited partnership (“Borrower”), and Guarantor have requested that Lender make unsecured term loans available to Borrower in the aggregate principal amount of up to $200,000,000 (subject to Borrower’s right to increase such aggregate principal amount to $460,000,000 in accordance with Section 2.2 of the Loan Agreement (herein defined)) (the “Facility”).~~
~~B.    Lender has agreed to make available the Facility to Borrower pursuant to the terms and conditions set forth in an Second Amended and Restated Unsecured Term Loan Agreement bearing even date herewith between Borrower, the Lenders and Guarantor (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement.~~
~~C.    Guarantor is party to that certain Amended and Restated Guaranty, dated July 7, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Guaranty”).~~
~~D.    The parties hereto wish to amend and restate the Existing Guaranty in its entirety and the Guarantor wishes to affirm its obligations under the Existing Guaranty.~~
~~E.    Guarantor is the sole general partner of Borrower and, therefore, Guarantor will derive financial benefit from the Facility evidenced by the Loan Agreement and the other Loan Documents. The execution and delivery of this Guaranty by Guarantor is a condition precedent to the performance by Lender of its obligations under the Loan Agreement.~~
~~AGREEMENTS~~
~~NOW, THEREFORE, Guarantor, in consideration of the matters described in the foregoing Recitals, which Recitals are incorporated herein and made a part hereof, and for other good and valuable consideration, hereby agrees as follows:~~
~~1.    Guarantor affirms its obligations under, and the terms and conditions of, the Existing Guaranty and agrees that such obligations remain in full force and effect and are hereby ratified,~~

~~reaffirmed and confirmed. Guarantor hereby absolutely, unconditionally, and irrevocably guarantees to Lender:~~
        ~~(a)    the full and prompt payment of the principal of and interest on the Loans when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, and the prompt payment of all sums which may now be or may hereafter become due and owing under the Loan Agreement and the other Loan Documents;~~

        ~~(b)    the full and prompt payment of all of the other Obligations which may now be or may hereafter become due and owing under the Credit Agreement and the other Loan Documents;~~
        ~~(c)    the full, complete, and punctual observance, performance, and satisfaction of all of the obligations, duties, covenants, and agreements of Borrower under the Loan Agreement and the Loan Documents; and~~

        ~~(d)    All amounts due, debts, liabilities, and payment obligations described in subparagraphs (a) and (b) of this Paragraph 1 are referred to herein as the “Facility Indebtedness.” All obligations described in subparagraph (c) of this Paragraph 1 are referred to herein as the “Obligations.”~~

~~2.    In the event of any default by Borrower in making payment of the Facility Indebtedness, or in performance of the Obligations, as aforesaid, in each case beyond the expiration of any applicable grace period, Guarantor agrees, on demand by Lender or any holder of any Note, to pay all the Facility Indebtedness and to perform all the Obligations as are or then or thereafter become due and owing or are to be performed under the terms of the Loan Agreement and the other Loan Documents, and to pay any reasonable expenses incurred by Lender in protecting, preserving, or defending its interest in the Property or in connection with the Facility or under any of the Loan Documents, including, without limitation, all reasonable attorneys’ fees and costs. Lender shall have the right, at its option, either before, during or after pursuing any other right or remedy against Borrower or Guarantor, to perform any and all of the Obligations by or through any agent. contractor or subcontractor, or any of their agents, of its selection, all as Lender in its sole discretion deems proper, and Guarantor shall indemnify and hold Lender free and harmless from and against any and all loss, damage, cost, expense, injury, or liability Lender may suffer or incur in connection with the exercise of its rights under this Guaranty or the performance of the Obligations, except to the extent the same arises as determined by a court of competent jurisdiction by a final and non-appealable judgment to have resulted from the Gross Negligence, willful misconduct or a breach in bad faith of the express obligations under the Loan Documents of Lender.~~
~~All of the remedies set forth herein and/or provided by any of the Loan Documents or law or equity shall be equally available to Lender, and the choice by Lender of one such alternative over another shall not be subject to question or challenge by Guarantor or any other person, nor shall any such choice be asserted as a defense, set-off, or failure to mitigate damages in any action, proceeding, or counteraction by Lender to recover or seeking any other remedy under this~~

~~Guaranty, nor shall such choice preclude Lender from subsequently electing to exercise a different remedy. The parties have agreed to the alternative remedies hereinabove specified in part because they recognize that the choice of remedies in the event of a failure hereunder will necessarily be and should properly be a matter of business judgment, which the passage of time and events may or may not prove to have been the best choice to maximize recovery by Lender at the lowest cost to Borrower and/or Guarantor. It is the intention of the parties that such choice by Lender be given conclusive effect regardless of such subsequent developments.~~
~~3.    Guarantor does hereby waive (i) notice of acceptance of this Guaranty by Lender and any and all notices and demands of every kind which may be required to be given by any statute, rule or law, (ii) any defense, right of set-off or other claim which Guarantor may have against the Borrower or which Guarantor or Borrower may have against Lender or the holders of any Note (other than defenses relating to payment of the Facility Indebtedness or the correctness of any allegation by Lender that Borrower was in default in the performance of the Obligations), (iii) presentment for payment, demand for payment (other than as provided for in Paragraph 2 above), notice of nonpayment (other than as provided for in Paragraph 2 above) or dishonor, protest and notice of protest, diligence in collection and any and all formalities which otherwise might be legally required to charge Guarantor with liability, (iv) any failure by Lender to inform Guarantor of any facts Lender may now or hereafter know about Borrower, the Facility, or the transactions contemplated by the Loan Agreement, it being understood and agreed that Lender has no duty so to inform and that the Guarantor is fully responsible for being and remaining informed by the Borrower of all circumstances bearing on the existence or creation, or the risk of nonpayment of the Facility Indebtedness or the risk of nonperformance of the Obligations, and (v) any and all right to cause a marshalling of assets of the Borrower or any other action by any court or governmental body with respect thereto, or to cause Lender to proceed against any other security given to Lender in connection with the Facility Indebtedness or the Obligations. Credit may be granted or continued from time to time by Lender to Borrower without notice to or authorization from Guarantor, regardless of the financial or other condition of the Borrower at the time of any such grant or continuation. Lender shall have no obligation to disclose or discuss with Guarantor its assessment of the financial condition of Borrower. Guarantor acknowledges that no representations of any kind whatsoever have been made by Lender to Guarantor. No modification or waiver of any of the provisions of this Guaranty shall be binding upon Lender except as expressly set forth in a writing duly signed and delivered on behalf of Lender. Guarantor further agrees that any exculpatory language contained in the Loan Agreement and the Notes shall in no event apply to this Guaranty, and will not prevent Lender from proceeding against Guarantor to enforce this Guaranty.~~
~~4.    Guarantor further agrees that Guarantor’s liability as guarantor shall in no way be impaired by any renewals or extensions which may be made from time to time, with or without the knowledge or consent of Guarantor of the time for payment of interest or principal under the Loan Agreement and the other Loan Documents or by any forbearance or delay in collecting interest or principal under the Loan Agreement and the other Loan Documents, or by any waiver by Lender under the Loan Agreement or any other Loan Documents, or by Lender’s failure or~~

~~election not to pursue any other remedies it may have against Borrower, or by any change or modification in the Loan Agreement or any other Loan Documents, or by the acceptance by Lender of any additional security or any increase, substitution or change therein, or by the release by Lender of any security or any withdrawal thereof or decrease therein, or by the application of payments received from any source to the payment of any obligation other than the Facility Indebtedness, even though Lender might lawfully have elected to apply such payments to any part or all of the Facility Indebtedness, it being the intent hereof that Guarantor shall remain liable as principal for payment of the Facility Indebtedness and performance of the Obligations until all indebtedness has been paid in full and the other terms, covenants and conditions of the Loan Agreement and other Loan Documents and this Guaranty have been performed, notwithstanding any act or thing which might otherwise operate as a legal or equitable discharge of a surety. For the avoidance of doubt, it is understood and agreed that the Guarantor shall not be a “surety” for purposes of the Securities Act of Illinois (740 ILCS 155 et. seq.) and the Guarantor hereby waives any rights or benefits thereunder. Guarantor further understands and agrees that Lender may at any time enter into agreements with Borrower to amend and modify the Loan Agreement or other Loan Documents, or any thereof (including, without limitation in accordance with Borrower’s right to increase the aggregate principal balance of the Loan pursuant to Section 2.2 of the Loan Agreement), and may waive or release any provision or provisions of the Loan Agreement and other Loan Documents or any thereof, and, with reference to such instruments, may make and enter into any such agreement or agreements as Lender and Borrower may deem proper and desirable, without in any manner impairing this Guaranty or any of Lender’s rights hereunder or any of the Guarantor’s obligations hereunder.~~
    ~~5.    This is an absolute, unconditional, complete, present and continuing guaranty of payment and performance and not of collection. Guarantor agrees that this Guaranty may be enforced by Lender without the necessity at any time of resorting to or exhausting any other security or collateral given in connection herewith or with the Loan Agreement or any of the other Loan Documents, or resorting to any other guaranties, and Guarantor hereby waives the right to require Lender to join Borrower in any action brought hereunder or to commence any action against or obtain any judgment against Borrower or to pursue any other remedy or enforce any other right. Guarantor further agrees that nothing contained herein or otherwise shall prevent Lender from pursuing concurrently or successively all rights and remedies available to it at law and/or in equity or under the Loan Agreement or any other Loan Documents, and the exercise of any of its rights or the completion of any of its remedies shall not constitute a discharge of any of Guarantor’s obligations hereunder, it being the purpose and intent of the Guarantor that the obligations of such Guarantor hereunder shall be primary, absolute, independent and unconditional under any and all circumstances whatsoever. Neither Guarantor’s obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Borrower under the Loan Agreement or other Loan Documents or by reason of Borrower’s bankruptcy or by reason of any creditor or bankruptcy proceeding instituted by or against Borrower. This Guaranty shall continue to be effective and be deemed to have continued in existence ore reinstated (as the case may be) if at any time payment of all or any part of any sum payable pursuant to the Loan Agreement or any other Loan Document is rescinded or otherwise required to be returned by the payee upon the insolvency, bankruptcy, or~~

~~reorganization of the payor, all as though such payment to Lender had not been made, regardless of whether Lender contested the order requiring the return of such payment. The obligations of Guarantor pursuant to the preceding sentence shall survive any termination, cancellation, or release of this Guaranty.~~
~~6.    This Guaranty shall be assignable by Lender to any assignee of all or a portion of Lender’s rights under the Loan Documents.~~
~~7.    [Reserved].~~
~~8.    The parties hereto intend that each provision in this Guaranty comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Guaranty is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Guaranty to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Guaranty shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interest of Lender or the holder of any Note under the remainder of this Guaranty shall continue in full force and effect.~~
~~9.    Any indebtedness of Borrower to Guarantor now or hereafter existing is hereby subordinated to the Facility Indebtedness. Guarantor agrees that until the entire Facility Indebtedness has been paid in full, if an Event of Default has occurred and is continuing, (i) Guarantor will not seek, accept, or retain for Guarantor’s own account any payment from Borrower on account of such subordinated debt, and (ii) any such payments to Guarantor on account of such subordinated debt shall be collected and received by Guarantor in trust for Lender and shall be paid over to Lender on account of the Facility Indebtedness without impairing or releasing the obligations of Guarantor hereunder.~~
~~10.    Guarantor waives and releases any claim (within the meaning of 11 U.S.C. § 101) which Guarantor may have against Borrower arising from a payment made by Guarantor under this Guaranty and agrees not to assert or take advantage of any subrogation rights of Guarantor or Lender or any right of Guarantor or Lender to proceed against (i) Borrower for reimbursement, or (ii) any other guarantor or any collateral security or guaranty or right of offset held by Lender for the payment of the Facility Indebtedness and performance of the Obligations, nor shall Guarantor seek or be entitled to seek any contribution or reimbursement from Borrower or any other guarantor in respect of payments made by Guarantor hereunder. It is expressly understood that the waivers and agreements of Guarantor set forth above constitute additional and cumulative benefits given to Lender for its security and as an inducement for its extension of credit to Borrower. Nothing contained in this Paragraph 10 is intended to prohibit Guarantor from making all distributions to its constituent shareholders which are required by law from time~~

~~to time in order for Guarantor to maintain its status as a real estate investment trust in compliance with all applicable provisions of the Code (as defined in the Loan Agreement).~~
~~11.    Any amounts received by Lender from any source on account of any indebtedness may be applied by Lender toward the payment of such indebtedness, and in such order of application, as Lender may from time to time elect.~~
~~12.    The Guarantor hereby submits to personal jurisdiction in the State of Illinois for the enforcement of this Guaranty and waives any and all personal rights to object to such jurisdiction for the purposes litigation to enforce this Guaranty. Guarantor hereby consents to the jurisdiction of either the Circuit Court of Cook County, Illinois, or the United States District Court for the Northern District of Illinois, in any action, suit, or proceeding which Lender may at any time wish to file in connection with this Guaranty or any related matter. Guarantor hereby agrees that an action, suit, or proceeding to enforce this Guaranty may be brought in any state or federal court in the State of Illinois and hereby waives any objection which Guarantor may have to the laying of the venue of any such action, suit, or proceeding in any such court; provided, however, that the provisions of this Paragraph shall not be deemed to preclude Lender from filing any such action, suit, or proceeding in any other appropriate forum.~~
~~13.    Anything contained herein to the contrary notwithstanding, the obligations of Guarantor hereunder at any time shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the United States Bankruptcy Code, as amended, or any comparable provisions of any similar federal or state law.~~
~~14.    All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by email and addressed or delivered to such party at its address set forth below or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by email, shall be deemed given when transmitted (provided, if such notice is transmitted by email, that such notice is then also promptly mailed and properly addressed with postage prepaid in the cases of email in accordance with this paragraph). Notice may be given as follows:~~
~~To the Guarantor:~~
~~First Industrial Realty Trust, Inc.~~
~~1 N. Wacker Drive, Suite 4200~~
~~Chicago, Illinois 60606~~
~~Attention: Mr. Scott A. Musil~~
~~Email: smusil@firt.com~~
~~With a copy to:~~
~~Barack Ferrazzano Kirschbaum & Nagelberg LLP~~
~~200 West Madison 39th Floor~~
~~Chicago, Illinois 60606~~

~~Attention: Michael Tomczyk and Matthew A. Jackson~~
~~Email: michael.tomczyk@bfkn.com; matt.jackson@bfkn.com~~
~~To the Lender:~~
~~Wells Fargo Bank, National Association, as agent~~
~~10 South Wacker Drive, 32nd Floor~~
~~Chicago, IL 60606~~
~~Attention: Scott S. Solis~~
~~Email: scott.s.solis@wellsfargo.com~~

~~With a copy to:~~

~~Wells Fargo Bank, National Association, as agent~~
~~MAC: N9300-140~~
~~600 S. 4th Street, Floor 014~~
~~Minneapolis, MN 55415~~
~~Attention: CB Operations Lending Manager~~
~~or at such other address as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice.~~
~~14.    This Guaranty shall be binding upon the heirs, executors, legal and personal representatives, successors and assigns of Guarantor and shall inure to the benefit of Lender’s successors and assigns.~~
~~15.    This Guaranty shall be construed and enforced under the internal law of the State of Illinois.~~
~~16.    GUARANTOR AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS GUARANTY AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.~~

~~IN WITNESS WHEREOF, Guarantor has delivered this Guaranty in the State of Illinois as of the date first written above.~~
~~FIRST INDUSTRIAL REALTY TRUST, INC., a~~
~~Maryland corporation~~
~~By: ____________________________________~~
~~Name:~~
~~Title:~~

~~Acknowledged and Agreed by:~~
~~WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent~~
~~By:~~
~~Name:~~
~~Title:~~

~~EXHIBIT E~~
~~INTENTIONALLY OMITTED~~

~~EXHIBIT F~~
~~INTENTIONALLY OMITTED~~

~~EXHIBIT G~~
~~INTENTIONALLY OMITTED~~

~~EXHIBIT H~~
~~FORM OF COMPLIANCE CERTIFICATE~~
~~To:    The Administrative Agent and the Lenders~~
~~who are parties to the Agreement described below~~
~~This Compliance Certificate is furnished pursuant to that certain Second Amended and Restated Unsecured Term Loan Agreement, dated as of March 18, 2025 (as amended, modified, renewed or extended from time to time, the “Agreement”) among First Industrial, L.P. (the “Borrower”), First Industrial Realty Trust, Inc. (the “General Partner”), Wells Fargo Bank, National Association, individually and as Administrative Agent, and the Lenders named therein. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.~~
~~THE UNDERSIGNED HEREBY CERTIFIES THAT:~~
    ~~1.    I am the duly elected [Chief Financial Officer] [Chief Accounting Officer] [Controller] of the [Borrower] [General Partner].~~
    ~~2.    I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the General Partner, the Borrower and their respective Subsidiaries and Investment Affiliates during the accounting period covered by the financial statements attached (or most recently delivered to the Administrative Agent if none are attached).~~
    ~~3.    The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Material Adverse Financial Change, Event of Default or Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Compliance Certificate, except as set forth below.~~
    ~~4.    Schedule I (if attached) attached hereto sets forth financial data and computations and other information evidencing the General Partner’s and the Borrower’s compliance with certain covenants of the Agreement, all of which data, computations and information (or if no Schedule I is attached, the data, computations and information contained in the most recent Schedule I attached to a prior Compliance Certificate) are true, complete and correct in all material respects.~~
    ~~5.    The financial statements and reports referred to in Section 8.2(a), 8.2(b) or 8.2(c), as the case may be, of the Agreement which are delivered concurrently with the delivery of this Compliance Certificate, if any, fairly present in all material respects the consolidated financial condition and operations of the General Partner, the Borrower and their respective Subsidiaries at such date and the consolidated results of their operations for the period then-ended, in accordance with GAAP applied consistently throughout such period and with prior periods and correctly state the amounts of Consolidated Total Indebtedness, Consolidated Secured Debt,~~

~~Consolidated Senior Unsecured Debt and the Values of all Unencumbered Assets as determined pursuant to the Agreement.~~
~~Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:~~

    ~~The foregoing certifications, together with the computations and information set forth in Schedule I hereto and the financial statements delivered with this Compliance Certificate in support hereof, are made and delivered this _____ day of __________________, 20____.~~

~~FIRST INDUSTRIAL, L.P.~~
~~By: FIRST INDUSTRIAL REALTY TRUST, INC.~~
 ~~General Partner~~

 ~~By: ___________________________________~~
 ~~Print Name: ____________________________~~
 ~~Title: _________________________________~~

~~EXHIBIT I~~
~~FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT~~
~~THIS ASSIGNMENT AND ASSUMPTION AGREEMENT dated as of _______, 20__ (the “Agreement”) by and among _________________________ (the “Assignor”), _________________________ (the “Assignee”), FIRST INDUSTRIAL, L.P., a Delaware limited partnership (the “Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).~~
    ~~WHEREAS, the Assignor is a Lender under that certain Second Amended and Restated Unsecured Term Loan Agreement dated as of March 18, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among the Borrower, the financial institutions party thereto and their assignees under Section 13.3 thereof, the Administrative Agent, and the other parties thereto;~~
    ~~WHEREAS, the Assignor desires to assign to the Assignee all or a portion of the Assignor’s Term Loan Exposure under the Loan Agreement, all on the terms and conditions set forth herein; and~~
~~WHEREAS, the [Borrower and the] Administrative Agent consent[s] to such assignment on the terms and conditions set forth herein.~~
~~NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged by the parties hereto, the parties hereto hereby agree as follows:~~
~~Section 1. Assignment.~~

~~(a)    Subject to the terms and conditions of this Agreement and in consideration of the payment to be made by the Assignee to the Assignor pursuant to Section 2 of this Agreement, effective as of ____________, 20__ (the “Assignment Date”) the Assignor hereby irrevocably sells, transfers and assigns to the Assignee, without recourse, a $__________ interest (such interest being the “Assigned Exposure”) in and to the Assignor’s Term Loan Exposure, and all of the other rights and obligations of the Assignor under the Loan Agreement, such Assignor’s Note, and the other Loan Documents representing ______% in respect of the aggregate amount of Total Term Loan Exposure, including without limitation, [a principal amount of outstanding Term Loans equal to $_________, all voting rights of the Assignor associated with the Assigned Exposure all rights to receive interest on such amount of Loans and all fees with respect to the [Assigned Exposure] and other rights of the Assignor under the Loan Agreement and the other Loan Documents with respect to the Assigned Exposure, all as if the Assignee were an original Lender under and signatory to the Loan Agreement having a Term Loan Exposure equal to the amount of the Assigned Exposure. The Assignee, subject to the terms and conditions hereof, hereby assumes all obligations of the Assignor with respect to the Assigned Exposure as if the Assignee were an original Lender under and signatory to the Loan Agreement having a Term Loan Exposure equal to the Assigned Exposure, which obligations shall include, but shall not be limited to the obligation to indemnify the Administrative Agent as provided in the Loan Agreement (the foregoing obligations, together with all other similar obligations more particularly set forth in the Loan Agreement and the other Loan Documents, shall be referred to hereinafter, collectively, as the “Assigned Obligations”).~~

~~(b)    The assignment by the Assignor to the Assignee hereunder is without recourse to the Assignor. The Assignee makes and confirms to the Administrative Agent, the Assignor, and the other Lenders all of the representations, warranties and covenants of a Lender under Article XII of the Loan Agreement. Not in limitation of the foregoing, the Assignee acknowledges and agrees that, except as set forth in Section 4. below, the Assignor is making no representations or warranties with respect to, and the Assignee hereby releases and discharges the Assignor for any responsibility or liability for: (i) the present or future solvency or financial condition of the Borrower, any other Loan Party or any other Subsidiary, (ii) any representations, warranties, statements or information made or furnished by the Borrower, any other Loan Party or any other Subsidiary in connection with the Loan Agreement or otherwise, (iii) the validity, efficacy, sufficiency, or enforceability of the Loan Agreement, any Loan Document or any other document or instrument executed in connection therewith, or the collectability of the Assigned Obligations, (iv) the perfection, priority or validity of any Lien with respect to any collateral at any time securing the Obligations or the Assigned Obligations under the Notes or the Loan Agreement and (v) the performance or failure to perform by the Borrower or any other Loan Party of any obligation under the Loan Agreement or any other Loan Document. Further, the Assignee acknowledges that it has, independently and without reliance upon the Administrative Agent, any other Lender or counsel to the Administrative Agent or any of their respective officers, directors, employees and agents and based on the financial statements supplied by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to become a Lender under the Loan Agreement. The Assignee also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement or any Note or pursuant to any other obligation. The Administrative Agent shall have no duty or responsibility whatsoever, either initially or on a continuing basis, to provide the Assignee with any credit or other information with respect to the Borrower, any other Loan Party or any other Subsidiary or to notify the undersigned of any Default or Event of Default except as expressly provided in the Loan Agreement. The Assignee has not relied on the Administrative Agent as to any legal or factual matter in connection therewith or in connection with the transactions contemplated thereunder.~~

~~Section 2. Payment by Assignee. In consideration of the assignment made pursuant to Section 1. of this Agreement, the Assignee agrees to pay to the Assignor on the Assignment Date, an amount equal to $_________ representing the aggregate principal amount outstanding of the Loans owing to the Assignor under the Loan Agreement and the other Loan Documents being assigned hereby.~~

~~Section 3. Payments by Assignor. The Assignor agrees to pay to the Administrative Agent on the Assignment Date the administrative fee payable under Section 13.3 (c) of the Loan Agreement.~~

~~Section 4. Representations and Warranties of Assignor. The Assignor hereby represents and warrants to the Assignee that (a) as of the Assignment Date (i) the Assignor is a Lender under the Loan Agreement having a Term Loan Exposure under the Loan Agreement~~

~~immediately prior to the Assignment Date, equal to $____________ and that the Assignor is not in default of its obligations under the Loan Agreement; and (ii) the outstanding balance of Loans owing to the Assignor (without reduction by any assignments thereof which have not yet become effective) is $____________; and (b) it is the legal and beneficial owner of the Assigned Exposure which is free and clear of any adverse claim created by the Assignor.~~

~~Section 5. Representations, Warranties and Agreements of Assignee. The Assignee (a) represents and warrants that it is (i) legally authorized to enter into this Agreement; (ii) an “accredited investor” (as such term is used in Regulation D of the Securities Act) and (iii) an Eligible Assignee; (b) confirms that it has received a copy of the Loan Agreement, together with copies of the most recent financial statements delivered pursuant thereto and such other documents and information (including without limitation the Loan Documents) as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (c) appoints and authorizes the Administrative Agent to take such action as contractual representative on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof together with such powers as are reasonably incidental thereto; (d) agrees that it will become a party to and shall be bound by the Loan Agreement and the other Loan Documents to which the other Lenders are a party on the Assignment Date and will perform in accordance therewith all of the obligations which are required to be performed by it as a Lender; and (e) is either (i) not organized under the laws of a jurisdiction outside the United States of America or (ii) has delivered to the Administrative Agent (with an additional copy for the Borrower) such items required under Section 4.5 of the Loan Agreement.~~

~~Section 6. Recording and Acknowledgment by the Administrative Agent. Following the execution of this Agreement, the Assignor will deliver to the Administrative Agent (a) a duly executed copy of this Agreement for acknowledgment and recording by the Administrative Agent and (b) the Assignor’s Note. Upon such acknowledgment and recording, from and after the Assignment Date, the Administrative Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Loan Agreement for periods prior to the Assignment Date directly between themselves.~~

~~Section 7. Addresses. The Assignee specifies as its address for notices and its Lending Office for all Loans, the offices set forth below:~~

~~Attention:~~
~~Telephone No.:~~
~~Telecopy No.:~~

~~Section 8. Payment Instructions. All payments to be made to the Assignee under this Agreement by the Assignor, and all payments to be made to the Assignee under the Loan Agreement, shall be made as provided in the Loan Agreement in accordance with the following instructions:~~

~~Section 9. Effectiveness of Assignment. This Agreement, and the assignment and assumption contemplated herein, shall not be effective until (a) this Agreement is executed and delivered by each of the Assignor, the Assignee, the Administrative Agent and if required, the Borrower, and (b) the payment to the Assignor of the amounts owing by the Assignee pursuant to Section 2. hereof and (c) the payment to the Administrative Agent of the amounts owing by the Assignor pursuant to Section 3. hereof. Upon recording and acknowledgment of this Agreement by the Administrative Agent, from and after the Assignment Date, (i) the Assignee shall be a party to the Loan Agreement and, to the extent provided in this Agreement, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Agreement, relinquish its rights (except as otherwise provided in Section 13.3 of the Loan Agreement) and be released from its obligations under the Loan Agreement; provided, however, that if the Assignor does not assign its entire interest under the Loan Documents, it shall remain a Lender entitled to all of the benefits and subject to all of the obligations thereunder with respect to its Term Loan Commitment.~~

~~Section 10. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.~~

~~Section 11. Counterparts. This Agreement may be executed in any number of counterparts each of which, when taken together, shall constitute one and the same agreement.~~

~~Section 12. Headings. Section headings have been inserted herein for convenience only and shall not be construed to be a part hereof.~~

~~Section 13. Amendments; Waivers. This Agreement may not be amended, changed, waived or modified except by a writing executed by the Assignee and the Assignor.~~

~~Section 14. Entire Agreement. This Agreement embodies the entire agreement between the Assignor and the Assignee with respect to the subject matter hereof and supersedes all other prior arrangements and understandings relating to the subject matter hereof.~~

~~Section 15. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.~~

~~Section 16. Definitions. Terms not otherwise defined herein are used herein with the respective meanings given them in the Loan Agreement.~~

~~[Include this Section only if the Borrower’s consent is required under Section 13.3 of the Loan Agreement] Section 17. Agreements of the Borrower. The Borrower hereby agrees that~~

~~the Assignee shall be a Lender under the Loan Agreement [having a Term Loan Exposure equal to the Assigned Exposure]. The Borrower agrees that the Assignee shall have all of the rights and remedies of a Lender under the Loan Agreement and the other Loan Documents as if the Assignee were an original Lender under and signatory to the Loan Agreement, including, but not limited to, the right of a Lender to receive payments of principal and interest with respect to the Assigned Obligations, if any, and to the Loans made by the Lenders after the date hereof and to receive the fees payable to the Lenders as provided in the Loan Agreement. Further, the Assignee shall be entitled to the benefit of the indemnification provisions from the Borrower in favor of the Lenders as provided in the Loan Agreement and the other Loan Documents. The Borrower further agrees, upon the execution and delivery of this Agreement, to execute in favor of the Assignee a Note in an initial amount equal to the Assigned Commitment. Further, the Borrower agrees that, upon the execution and delivery of this Agreement, the Borrower shall owe the Assigned Obligations to the Assignee as if the Assignee were the Lender originally making such Loans and entering into such other obligations.~~

~~[Signatures on Following Page]~~

    ~~IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment and Assumption Agreement as of the date and year first written above.~~
~~ASSIGNOR:~~
~~[NAME OF ASSIGNOR]~~
~~By:~~ ________________________
 ~~Name:~~ ___________________
 ~~Title:~~ ____________________
~~Payment Instructions~~
~~[Bank]~~
~~[Address]~~
~~ABA No. :~~
~~Account No.:~~
~~Account Name:~~
~~Reference:~~
~~ASSIGNEE:~~
~~[NAME OF ASSIGNEE]~~
~~By:~~ ________________________
 ~~Name:~~ ___________________
 ~~Title:~~ ____________________
~~Payment Instructions~~
~~[Bank]~~
~~[Address]~~
~~ABA No. :~~
~~Account No.:~~
~~Account Name:~~
~~Reference:~~

~~[Signatures continued on Following Page]~~
~~Agreed and Consented to as of the date first written above.~~
~~[Include signature of the Borrower only if required under Section 13.3(c) of the Loan Agreement]~~
~~BORROWER:~~
~~FIRST INDUSTRIAL, L.P.~~
~~By: First Industrial Realty Trust, Inc., its general partner~~
 ~~By:~~______________________
 ~~Name:~~ ___________________
 ~~Title:~~ ____________________
~~Accepted as of the date first written above.~~
~~ADMINISTRATIVE AGENT:~~
~~WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent~~
~~By:~~ _______________________
 ~~Name:~~ __________________
 ~~Title:~~ ___________________

EXHIBIT J

FORM OF NOTICE OF BORROWING

____________, 20__

Wells Fargo Bank, National Association, as agent
MAC: N9300-140
600 S. 4th Street, Floor 014
Minneapolis, MN 55415
Attention: CB Operations Lending Managers

Ladies and Gentlemen:

Reference is made to that certain Second Amended and Restated Unsecured Term Loan Agreement dated as of March 18, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among FIRST INDUSTRIAL, L.P., a Delaware limited partnership (the “Borrower”), the financial institutions party thereto and their assignees under Section 13.3 thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Loan Agreement.

1.    Pursuant to Section 2.7 of the Loan Agreement, the Borrower hereby requests that the Lenders make ~~Term~~ Loans to the Borrower in an aggregate amount equal to $___________________.

2.    The Borrower requests that such Loans be made available to the Borrower on ____________, 20__.

3.    The Borrower hereby requests that such Loans be of the following Type:

[Check one box only]
☐    Base Rate Borrowing
☐    ~~Adjusted~~ Daily Simple SOFR Borrowing
☐    Term SOFR Borrowing, with an initial Interest Period for a duration of:

    [Check one box only]
☐    one month
☐    three months
☐    six months

4. The location and number of Borrower’s account to which proceeds of the Requested Loan are to be disbursed: _________________________.

The Borrower hereby certifies to the Administrative Agent and the Lenders that as of the date hereof, as of the date of the making of the requested Loans, and after making such Loans, (a) no Default or Event of Default exists or would exist; and (b) the representations and warranties made or deemed made by the Borrower and each other Loan Party pursuant to Section 5.2(b) of the Loan Agreement, are and shall be true and correct in all material respects with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date). In addition, the Borrower certifies to the Administrative Agent and the Lenders that all conditions to the making of the requested Loans contained in Section 5.2 of the Loan Agreement will have been satisfied at the time such Loans are made.

FIRST INDUSTRIAL, L.P.
By: FIRST INDUSTRIAL REALTY TRUST, INC.
General Partner

By: ___________________________________
Print Name: ____________________________
Title: _________________________________

~~SCHEDULE 6.9~~
~~Litigation (Borrower)~~

~~SCHEDULE 6.19~~
~~Environmental Compliance~~

~~SCHEDULE 6.24~~
~~Trade Names~~

~~SCHEDULE 6.25~~
~~Subsidiaries (Borrower)~~

~~SCHEDULE 6.26~~
~~Unencumbered Assets~~

~~SCHEDULE 7.8~~
~~Litigation (General Partner)~~

~~SCHEDULE 7.18~~

~~Subsidiaries (General Partner)~~

EXHIBIT A-2

AMENDED LOAN AGREEMENT

Conformed Copy
SECOND AMENDED AND RESTATED UNSECURED TERM LOAN AGREEMENT
DATED AS OF MARCH 18, 2025
AS AMENDED BY FIRST AMENDMENT TO SECOND AMENDED AND RESTATED UNSECURED TERM LOAN AGREEMENT DATED AS OF JANUARY 22, 2026
AMONG
FIRST INDUSTRIAL, L.P., AS BORROWER
FIRST INDUSTRIAL REALTY TRUST, INC.,
AS GENERAL PARTNER AND GUARANTOR
THE LENDERS
AND
WELLS FARGO BANK, NATIONAL ASSOCIATION
AS ADMINISTRATIVE AGENT
AND
PNC BANK, NATIONAL ASSOCIATION,
AS SYNDICATION AGENT
AND
FIFTH THIRD BANK, NATIONAL ASSOCIATION, REGIONS BANK and
BANK OF AMERICA, N.A.,
AS CO-DOCUMENTATION AGENTS
____________________________________________________________________________
WELLS FARGO SECURITIES, LLC,
PNC CAPITAL MARKETS LLC,
FIFTH THIRD BANK, NATIONAL ASSOCIATION,
REGIONS CAPITAL MARKETS and BOFA SECURITIES, INC.,
AS JOINT-LEAD ARRANGERS
AND

WELLS FARGO SECURITIES, LLC and PNC CAPITAL MARKETS LLC,

AS JOINT BOOK RUNNERS

i

(Continued)

(Continued)

(Continued)

(Continued)

v

(Continued)

(Continued)
EXHIBITS
A    -    Term Loan Commitment Amounts
B    -    Form of Note
C    -    Form of Disbursement Instruction Agreement
D    -    Form of Guaranty
E    -    [Reserved]
F    -    [Reserved]
G    -    [Reserved]
H    -    Form of Compliance Certificate
I    -    Form of Assignment Agreement
J    -    Form of Notice of Borrowing

SCHEDULES
6.9    Litigation (Borrower)
6.19    Environmental Compliance
6.24    Trade Names
6.25    Subsidiaries (Borrower)
6.26    Unencumbered Assets
7.8    Litigation (General Partner)
7.18    Subsidiaries (General Partner)

SECOND AMENDED AND RESTATED UNSECURED TERM LOAN AGREEMENT
THIS SECOND AMENDED AND RESTATED UNSECURED TERM LOAN AGREEMENT is entered into as of March 18, 2025 by and among the following:
FIRST INDUSTRIAL, L.P., a Delaware limited partnership having its principal place of business at 1 N. Wacker Drive, Suite 4200, Chicago, Illinois 60606, the sole general partner of which is First Industrial Realty Trust, Inc., a Maryland corporation;
FIRST INDUSTRIAL REALTY TRUST, INC., a Maryland corporation that is qualified as a real estate investment trust whose principal place of business is 1 N. Wacker Drive, Suite 4200, Chicago, Illinois 60606 (“General Partner”);
WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells”), a national bank organized under the laws of the United States of America having an office at 10 South Wacker Drive, 20th Floor, Chicago, IL 60606, as Administrative Agent (“Administrative Agent”) for the Lenders (as defined below); and
Those Lenders identified on the signature pages hereto.
RECITALS
A.    The Borrower is primarily engaged in the business of acquiring, developing, owning and operating bulk warehouse and light industrial properties.
B.    The Borrower, the General Partner, the lenders party thereto and Wells, as administrative agent are currently party to the Amended and Restated Unsecured Term Loan Agreement, dated as of July 7, 2021 (as amended, modified or otherwise supplemented prior to the date hereof, the “Existing Term Loan Agreement”).
C.    The Borrower, the Lenders and the Administrative Agent have agreed to enter into this Agreement in order to (i) amend and restate the Existing Term Loan Agreement in its entirety, (ii) re-evidence the Obligations under, and as defined in, the Existing Term Loan Agreement, which shall be repayable in accordance with the terms of this Agreement, and (iii) set forth the terms and conditions under which the Lenders will, on the Closing Date, make term loans to or for the benefit of the Borrower.
D.    The parties hereto intend that this Agreement not constitute a novation of the obligations and liabilities of the parties under the Existing Term Loan Agreement or be deemed to evidence or constitute full repayment of such obligations and liabilities, but that this Agreement amend and restate in its entirety the Existing Term Loan Agreement and re-evidence the obligations and liabilities of the Borrower outstanding thereunder, which shall be payable in accordance with the terms hereof.
E.    Each of the Borrower and the General Partner confirms that all obligations under the applicable “Loan Documents” (as referred to and defined in the Existing Term Loan Agreement) shall continue in full force and effect as modified or restated by the Loan Documents (as referred to and defined herein) and that, from and after the Agreement Execution Date, all references to the

“Loan Agreement” or the “Term Loan Agreement” contained in any such existing “Loan Documents” shall be deemed to refer to this Agreement.
F.    The General Partner is fully liable for the obligations of the Borrower hereunder by virtue of its status as the sole general partner of the Borrower and as guarantor under the Guaranty.
NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:
ARTICLE I.

DEFINITIONS AND ACCOUNTING TERMS
1.1.    Definitions. As used in this Agreement, the following terms have the meanings set forth below:
“Adjusted EBITDA” means for any Person the sum of EBITDA for such Person and such Person’s reported corporate overhead for itself and its Subsidiaries; provided that “Adjusted EBITDA” shall have deducted overhead related to specific properties.
“Administrative Agent” means Wells, in its capacity as contractual representative of the Lenders pursuant to Article XII, and not in its individual capacity as a Lender, and any successor Administrative Agent appointed pursuant to Article XII.
“Administrative Office” means the Administrative Agent’s office designated on its signature page to this Agreement or such other office as may be designated by the Administrative Agent by written notice to the Borrower and the Lenders.
“Administrative Questionnaire” means the Administrative Questionnaire completed by each Lender and delivered to the Administrative Agent in a form supplied by the Administrative Agent to the Lenders from time to time.
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Affiliate” means any Person directly or indirectly controlling, controlled by or under direct or indirect common control with any other Person. A Person shall be deemed to control another Person if the controlling Person owns ten percent (10%) or more of any class of voting securities of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise; provided that in no event shall the Administrative Agent or any Lender be deemed to be an Affiliate of the Borrower.
“Aggregate Term Loan Commitment” means, as of any date, the total of all Term Loan Commitments, which as of the Agreement Execution Date is $200,000,000.
“Agreement” means this Second Amended and Restated Unsecured Term Loan Agreement and all amendments, modifications and supplements hereto.
2

“Agreement Execution Date” shall mean March 18, 2025, the date on which all of the parties hereto have executed this Agreement.
“Anti-Corruption Laws” means all Applicable Laws of any jurisdiction that the Borrower or any of its Subsidiaries or Affiliates is located or is doing business from time to time concerning or relating to bribery or corruption, including the United States Foreign Corrupt Practices Act of 1977 and the rules and regulations thereunder and the U.K. Bribery Act 2010 and the rules and regulations thereunder.
“Anti-Money Laundering Laws” means any and all Applicable Laws of any jurisdiction that the Borrower or any of its Subsidiaries or Affiliates is located or is doing business related to terrorism financing, money laundering, any predicate crime to money laundering or any financial record keeping, including any applicable provision of the PATRIOT Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959).
“Applicable Cap Rate” means 5.75%.
“Applicable Law” means all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes, directions, executive orders, and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.
“Applicable Margin” means the applicable margins set forth in the table in Section 2.9 used in calculating the interest rate applicable to the various types of Borrowings, which shall vary from time to time in accordance with the long term, senior unsecured debt ratings of the Borrower and the General Partner in the manner set forth in Section 2.9. In no event shall the Applicable Margin be less than zero.
“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
“Arranger” means each of WFS, PNC Capital Markets LLC, Fifth Third Bank, National Association, Regions Capital Markets and BofA Securities, Inc. and their respective successors in their capacity as Joint Lead Arrangers.
“Asset Sale” means any sale or other disposition by the Consolidated Operating Partnership of any Property or other assets (excluding any proceeds resulting from the casualty or condemnation of such Property or other assets, to the extent such proceeds are used to rebuild such Properties or assets within 365 days of receipt of such proceeds) that yields gross proceeds equal to the aggregate of (i) all cash proceeds, plus (ii) the initial principal amount of any noncash proceeds consisting of notes or other debt securities, plus (iii) the fair market value of other non-cash proceeds, if and to the extent that the aggregate of (i), (ii) and (iii) exceeds $5,000,000.
3

“Assets Acquired Not In Service” means, as of any date of determination, any Project which has been acquired and owned for less than 12 months but has not yet been leased to 90%.
“Assets Under Development” means, as of any date of determination, any Project which is under construction and then treated as an asset under development under GAAP.
“Assignment and Assumption Agreement” means an Assignment and Assumption Agreement among a Lender, an Eligible Assignee and the Administrative Agent, substantially in the form of Exhibit I.
“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an Interest Period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 4.8(c)(iv).
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Base Rate” means, at any time, the highest of (a) the Prime Rate, (b) the Federal Funds Rate plus 0.50% and (c) Daily Simple SOFR in effect on such day plus 1.0%; each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate, the Federal Funds Rate or Daily Simple SOFR, as applicable (provided that clause (c) shall not be applicable during any period in which Daily Simple SOFR is unavailable or unascertainable). Notwithstanding the foregoing, in no event shall the Base Rate be less than 1.0% per annum.
“Base Rate Applicable Margin” means the Applicable Margin in effect for a Base Rate Borrowing as determined in accordance with Section 2.9 hereof.
“Benchmark” means, initially, (a) with respect to any Term SOFR Loan, the Term SOFR Reference Rate and (b) with respect to any Daily Simple SOFR Loan, SOFR; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate, SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 4.8(c)(i).

4

“Benchmark Replacement” means, with respect to any Benchmark Transition Event for any then-current Benchmark, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for such Benchmark giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for such Benchmark for Dollar-denominated syndicated credit facilities and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of any then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities.

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(a)     in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof); or

(b)     in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been, or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) have been determined and announced by or on behalf of the administrator of such Benchmark (or such component thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, if such Benchmark is a term rate, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon
5

the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means, with respect to the then-current Benchmark, the occurrence of one or more of the following events with respect to such Benchmark:

(a)     a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof);

(b)     a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the FRB, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or

(c)     a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.

For the avoidance of doubt, if such Benchmark is a term rate, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Start Date” means, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication).
6

“Benchmark Unavailability Period” means, with respect to any then-current Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date with respect to such Benchmark has occurred if, at such time, no Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 4.8(c)(i) and (y) ending at the time that a Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 4.8(c)(i).
“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 CFR § 1010.230.
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“BHC Act Affiliate” is defined in Section 14.19.
“Borrower” means First Industrial, L.P., along with its permitted successors and assigns.
“Borrower EP Interest Accrual Date” has the meaning assigned thereto in Section 12.19(c).
“Borrowing” means Loans of the same Type, made, converted or continued on the same date and, in the case of Term SOFR Loans, as to which a single Interest Period is in effect.
“Borrowing Date” means a Business Day on which a Borrowing is made to the Borrower.
“Borrowing Notice” is defined in Section 2.7 hereof.
“Business Day” means any day that is not a Saturday, Sunday or other day on which the Federal Reserve Bank of New York is closed.
“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person which is not a corporation and any and all warrants or options to purchase any of the foregoing.
“Cash Equivalents” means (i) short term obligations of, or fully guaranteed by, the United States of America, (ii) commercial paper rated A 1 or better by S&P or P-1 or better by Moody’s, or (iii) certificates of deposit issued by and time deposits with commercial banks (whether domestic or foreign) having capital and surplus in excess of $100,000,000; provided in each case that the same provides for payment of both principal and interest (and not principal alone or interest alone) and is not subject to any contingency regarding the payment of principal or interest, provided that all such Cash Equivalents would qualify as cash equivalents in accordance with GAAP.
7

“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), of more than 40% of the aggregate voting power represented by the then outstanding voting stock of the General Partner, (b) the occupation of a majority of the seats (other than vacant seats) on the board of directors of the General Partner by Persons who were neither (i) nominated by the board of directors of the General Partner, (ii) appointed by directors so nominated, nor (iii) nominated by holders of the preferred stock in the General Partner pursuant to the terms of such stock; or (c) the General Partner shall cease to own, directly or indirectly, fifty-one percent (51%) or more of the Equity Interests of the Borrower.
“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority, or (c) the making or issuance of any request, rules, guideline, requirement or directive (whether or not having the force of law) by any Governmental Authority; provided however, that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements and directives thereunder, issued in connection therewith or in implementation thereof, and (ii) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law” regardless of the date enacted, adopted, issued or implemented.
“Closing Date” means the date on which the conditions precedent in Section 5.1 are satisfied in accordance therewith and this Agreement becomes effective.
“Code” means the Internal Revenue Code of 1986 as amended from time to time, or any replacement or successor statute, and the regulations promulgated thereunder from time to time.
“Communication” means any Loan Document and any document, amendment, approval, consent, information, notice, certificate, report, statement, disclosure, certification or authorization related to any Loan Document.
“Conforming Changes” means, with respect to the use or administration of an initial Benchmark or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Borrowing,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 4.4 hereof and other technical, administrative or operational matters) that the Administrative Agent reasonably decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the
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Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).
“Consolidated Leverage Ratio” means, as of any date of determination, the ratio of Consolidated Total Indebtedness to Implied Capitalization Value of the Consolidated Operating Partnership.
“Consolidated Leverage Ratio Increase Period” is defined in Section 9.7(b).
“Consolidated Operating Partnership” means the Borrower, the General Partner and any other subsidiary partnerships or entities of either of them which are required under GAAP to be consolidated with the Borrower and the General Partner for financial reporting purposes.
“Consolidated Secured Debt” means as of any date of determination, the sum of (a) the aggregate outstanding principal amount of all Indebtedness of the Consolidated Operating Partnership outstanding at such date which is secured by a Lien on any asset or Capital Stock of Consolidated Operating Partnership, including without limitation loans secured by mortgages, stock, or partnership interests, but excluding Defeased Debt and (b) the amount by which the aggregate principal amount of all Indebtedness of the Subsidiaries of the Borrower or the General Partner outstanding at such date exceeds $5,000,000 (for the avoidance of doubt, (x) excluding Indebtedness of the Borrower and (y) including Guarantee Obligations (other than customary non-recourse carveout obligations) of the Subsidiaries of the General Partner (other than the Borrower) in respect of primary obligations of the Borrower or the General Partner), without duplication of any Indebtedness included under clause (a). For clarification, Consolidated Secured Debt shall include the Borrower’s or the General Partner’s Ownership Share of any Investment Affiliate’s Indebtedness.
“Consolidated Senior Unsecured Debt” means as of any date of determination, the aggregate outstanding principal amount of all Indebtedness of the Consolidated Operating Partnership (which will include, without limitation, any Indebtedness that is secured by partnership interests and that is recourse to the Borrower or the Guarantor, where such recourse component applies only to the payment of principal and/or interest), outstanding at such date other than (a) Indebtedness which is contractually subordinated to the Indebtedness of the Consolidated Operating Partnership under the Loan Documents on terms acceptable to the Administrative Agent and (b) that portion of Consolidated Secured Debt described in clause (a) of that definition. For clarification, Consolidated Senior Unsecured Debt shall exclude the Borrower’s or the General Partner’s Ownership Share of any Investment Affiliate’s Indebtedness.
“Consolidated Total Indebtedness” means as of any date of determination, all Indebtedness of the Consolidated Operating Partnership outstanding at such date, determined on a consolidated basis in accordance with GAAP, after eliminating intercompany items; provided that for purposes of defining “Consolidated Total Indebtedness” the term “Indebtedness” shall not include the short term debt (e.g. accounts payable, short term expenses) of the Borrower or the General Partner or
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Defeased Debt. For clarification, Consolidated Total Indebtedness shall include the Borrower’s or the General Partner’s Ownership Share of any Investment Affiliate’s Indebtedness.
“Controlled Group” means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with all or any of the entities in the Consolidated Operating Partnership, are treated as a single employer under Sections 414(b) or 414(c) of the Code.
“Conversion/Continuation Notice” is defined in Section 2.8.
“Covered Entity” is defined in Section 14.19.
“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to the greater of (a) SOFR for the day (such day, a “SOFR Determination Day”) that is five (5) U.S. Government Securities Business Days prior to (A) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (B) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website, and (b) the Floor. If by 5:00 p.m. on the second (2nd) U.S. Government Securities Business Day immediately following any SOFR Determination Day, SOFR in respect of such SOFR Determination Day has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Day will be SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website; provided that any SOFR determined pursuant to this sentence shall be utilized for purposes of calculation of Daily Simple SOFR for no more than three (3) consecutive SOFR Rate Days. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower.

“Daily Simple SOFR Applicable Margin” means the Applicable Margin in effect for a Daily Simple SOFR Borrowing as determined in accordance with Section 2.9 hereof.
“Debt Service” means for any period, (a) Interest Expense for such period plus (b) the aggregate amount of regularly scheduled principal payments of Indebtedness (excluding optional prepayments and balloon principal payments due on maturity in respect of any Indebtedness and mandatory excess cash flow sweeps) required to be made during such period by the Borrower, or any of its consolidated Subsidiaries plus (c) a percentage of all such regularly scheduled principal payments required to be made during such period by any Investment Affiliate on Indebtedness (excluding optional prepayments and balloon principal payments due on maturity in respect of any Indebtedness and mandatory excess cash flow sweeps) taken into account in calculating Interest Expense, such percentage equal to the greater of (x) the percentage of the principal amount of such Indebtedness for which the Borrower or any consolidated Subsidiary is liable and (y) the Ownership Share in such Investment Affiliate held by the Borrower and any consolidated Subsidiaries, in the aggregate, without duplication.
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“Debtor Relief Laws” means the United States Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar Applicable Laws relating to the relief of debtors in the United States of America or other applicable jurisdictions from time to time in effect.
“Default” means an event which, with notice or lapse of time or both, would become an Event of Default.
“Default Rate” means with respect to any Borrowing, a rate equal to the interest rate applicable to such Borrowing plus two percent (2%) per annum.
“Default Right” is defined in Section 14.19.
“Defaulting Lender” means, subject to Section 12.16(f), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two (2) Business Days of the date when due, (b) has notified the Borrower or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), (d) has, or has a direct or indirect parent company that has, (i) become the subject of (A) a proceeding under any Debtor Relief Law or (B) a Bail-In Action, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender, (e) has purchased or otherwise acquired all or any portion of another Lender’s Term Loan Commitment, excluding any purchase or acquisition in accordance with the terms and conditions set forth in Section 13.1; or (f) has sold or otherwise transferred all or any portion of its Term Loan Commitment, excluding any sale or transfer in accordance with the terms
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and conditions set forth in Section 13.1. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under clauses (a) through (f) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 12.16(f)) upon delivery of written notice of such determination to the Borrower and each Lender.
“Defeased Debt” means that portion of debt which has already been defeased by depositing collateral in the form of cash, Cash Equivalents or other obligations supported by the credit of the United States government in such amounts as are required and permitted under the terms of the applicable loan documents.
“Disbursement Instruction Agreement” means an agreement substantially in the form of Exhibit C to be executed and delivered by the Borrower pursuant to Section 5.1(j)(ii) (or, subject to the Administrative Agent’s sole discretion, as previously provided pursuant to the Existing Term Loan Agreement), as the same may be amended, restated or modified from time to time with the prior written approval of the Administrative Agent.
“Dollars” and “$” mean United States Dollars.
“EBITDA” means, with respect to any Person, income before restructuring charges, non-cash impairment charges and other non-cash, non-recurring items determined in good faith by the Borrower and extraordinary items, without deduction of any losses related to initial offering costs of preferred stock which are written off due to the redemption of such preferred stock, and excluding any gains or losses from pay-off or retirement of debt and gains/losses on sales of Properties and excluding costs incurred in acquiring Properties, where such costs are required to be expensed under ASC 805 Business Combinations 805-10-25-23, as reported by such Person and its Subsidiaries on a consolidated basis in accordance with GAAP (reduced to eliminate any income from Investment Affiliates of such Person, any interest income and, with respect to the Consolidated Operating Partnership, any income from the assets used for Defeased Debt), plus Interest Expense, depreciation, amortization and income tax (if any) expense plus a percentage of such income (adjusted as described above) of any such Investment Affiliate equal to the allocable economic interest in such Investment Affiliate held by such Person and any Subsidiaries, in the aggregate (provided that no item of income or expense shall be included more than once in such calculation even if it falls within more than one of the foregoing categories).
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee)
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having responsibility for the resolution of any credit institution or investment firm established in any EEA Member Country.
“Effective Date” means each Borrowing Date (other than a continuation or conversion).
“Electronic Record” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006.
“Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund and (d) any other Person (other than a natural person) approved by the Administrative Agent (such approval not to be unreasonably withheld or delayed by any of the foregoing); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include the Borrower or any of the Borrower’s Affiliates or Subsidiaries.
“Environmental Laws” means any and all Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority having jurisdiction over the Borrower, its Subsidiaries or Investment Affiliates, or their respective assets, and regulating or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect, in each case to the extent the foregoing are applicable to the operations of the Borrower, any Investment Affiliate, or any Subsidiary or any of their respective assets or Properties.
“Equity Interests” means, with respect to any Person, any share of capital stock of (or other ownership or profit interests in) such Person, any warrant, option or other right for the purchase or other acquisition from such Person of any share of capital stock of (or other ownership or profit interests in) such Person, any security convertible into or exchangeable for any share of capital stock of (or other ownership or profit interests in) such Person or warrant, right or option for the purchase or other acquisition from such Person of such shares (or such other interests), and any other ownership or profit interest in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such share, warrant, option, right or other interest is authorized or otherwise existing on any date of determination.
“Equity Value” is defined in Section 10.10 hereof.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and regulations promulgated thereunder from time to time.
“Erroneous Payment” is defined in Section 12.19(a) hereof.
“ESG” has the meaning given to that term in Section 1.7(a).
“ESG Amendment” has the meaning given to that term in Section 1.7(a).
“ESG Applicable Rate Adjustments” has the meaning given to that term in Section 1.7(a).
“ESG Pricing Provisions” has the meaning given to that term in Section 1.7(a).
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“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor thereto), as in effect from time to time.
“Event of Default” means any event set forth in Article X hereof.
“Excluded Taxes” means, in the case of each Lender or applicable Lending Office and the Administrative Agent, (a) taxes imposed on its overall net income, and franchise taxes imposed on it, by (i) the jurisdiction under the laws of which such Lender or the Administrative Agent is incorporated or organized or (ii) the jurisdiction in which the Administrative Agent’s or such Lender’s principal executive office of such Lender’s applicable Lending Office is located, and (b) any United States federal withholding taxes imposed by FATCA .
“Existing Revolving Credit Agreement” means that certain Fifth Amended and Restated Unsecured Revolving Credit Agreement dated as of March 18, 2025 among the Borrower, the General Partner, the lenders party thereto and Wells, as administrative agent, and all amendments, modifications, supplements, refinancing and replacements thereto.
“Existing Term Loan Agreement” has the meaning specified in the preliminary statements of this Agreement.
“Extension Notice” is defined in Section 2.19.
“Facility” means the Term Loan Commitments and the extensions of credit made thereunder.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code.
“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that if such rate is not so published for any day which is a Business Day, the Federal Funds Rate for such day shall be the average of the quotation for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative Agent. Notwithstanding the foregoing, if the Federal Funds Rate shall be less than 0.0%, such rate shall be deemed to be 0.0% for purposes of this Agreement.
“Fitch” means Fitch Ratings Inc. and its successors.
“Fixed Charge Coverage Ratio” is defined in Section 9.7(a).
“Floor” means a rate of interest equal to 0.0%.
“FRB” means the Board of Governors of the Federal Reserve System of the United States.
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“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.
“GAAP” means those generally accepted accounting principles in the United States of America as in effect from time to time that are consistent with those utilized in preparing the audited financial statements of the Borrower required hereunder; provided that all financial computations shall be made in accordance with GAAP as in effect on the Agreement Execution Date.
“General Partner” means First Industrial Realty Trust, Inc., a Maryland corporation that is listed on a national securities exchange and is qualified as a real estate investment trust. The General Partner is the sole general partner of the Borrower.
“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).
“Gross Negligence” means recklessness, or actions taken or omitted with conscious indifference to or the complete disregard of consequences or rights of others affected. Gross Negligence does not mean the absence of ordinary care or diligence, or an inadvertent act or inadvertent failure to act. If the term “gross negligence” is used with respect to the Administrative Agent, the Sustainability Structuring Agent or any Lender or any indemnitee in any of the other Loan Documents, it shall have the meaning set forth herein.
“Ground Lease Payments” means, for any period, payment made in cash during such period in respect of any ground lease with respect to which the Borrower or any of its Subsidiaries is a lessee.
“Guarantee Obligation” means as to any Person (the “guaranteeing person”), any obligation (determined without duplication) of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counter indemnity or similar obligation, in either case guaranteeing or in effect guaranteeing (but only to the extent that the guaranty applies to the payment of principal or interest due under recourse Indebtedness) any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any
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such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the maximum stated amount of the primary obligation relating to such Guarantee Obligation (or, if less, the maximum stated liability set forth in the instrument embodying such Guarantee Obligation), provided, that in the absence of any such stated amount or stated liability, the amount of such Guarantee Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith. Notwithstanding the foregoing, a guaranty of customary non-recourse carveouts shall not be deemed a “Guarantee Obligation” for purposes of this Agreement.
“Guaranty” means the Guaranty executed by the General Partner in the form attached hereto as Exhibit D and each guaranty executed and delivered pursuant to Section 8.13 hereof.
“Illegality Notice” has the meaning assigned to such term in Section 4.8(b).
“Implied Capitalization Value” means for any Person as of any date, the sum (without duplication) of (i) the quotient of (x) the Adjusted EBITDA for such Person during the most recent four fiscal quarters (which Adjusted EBITDA shall exclude any Adjusted EBITDA attributable to all assets of the type described in clause (ii), Assets Under Development, Unimproved Land, Assets Acquired Not in Service or Rollover Projects, and which Adjusted EBITDA attributable to each Project which was formerly a Rollover Project shall not be less than zero), and (y) the Applicable Cap Rate, plus (ii) the purchase price paid by such Person (less any amounts paid to such Person as a purchase price adjustment, held in escrow, retained as a contingency reserve or in connection with other similar arrangements) for any Property (other than Assets Under Development) acquired by such Person during the immediately preceding period of four consecutive fiscal quarters, plus (iii) an amount equal to the then current book value of each Asset Under Development, plus (iv) the then current book value of Unimproved Land, plus (v) with respect to each Rollover Project, an amount equal to 50% of the then current book value, determined in accordance with GAAP, of such Rollover Project, plus (vi) an amount equal to 100% of unrestricted cash and unrestricted Cash Equivalents, including any cash on deposit with a qualified intermediary with respect to a deferred tax-free exchange (and specifically excluding any cash or Cash Equivalents being used to support Defeased Debt), plus (vii) an amount equal to 100% of the then current book value, determined in accordance with GAAP, of all first mortgage receivables on income producing commercial properties. For purposes of determining Implied Capitalization Value, to the extent the amount of Implied Capitalization Value attributable to unconsolidated joint ventures and partnerships and other assets of the type described in clauses (iii), (iv), (v) and (vii) would, in the aggregate, exceed 30% of Implied Capitalization Value, such excess shall be excluded. The Borrower’s Ownership Share of assets held by Investment Affiliates (excluding assets of the type described in the immediately preceding clause (vi)) will be included in Implied Capitalization Value calculations consistent with the above described treatment for wholly owned assets. In the case of a newly formed Investment Affiliate, the Borrower’s Ownership Share of assets held by the Investment Affiliate shall be calculated by multiplying (a) total assets plus accumulated depreciation of the Investment Affiliate by (b) the Ownership Share of such Investment Affiliate. This valuation methodology will be used for the first four quarters following the formation of any Investment Affiliate. For purposes of computing the Implied Capitalization Value, Adjusted EBITDA may be
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increased from quarter to quarter by the amount of (A) net cash flow from new leases of space at the Properties (where such net cash flow has not then been included in EBITDA) which have a minimum term of one year and (B) Properties which were previously Assets Under Development but which have been completed during such four quarter period and have at least some tenants in possession of the respective leased spaces and conducting business operations therein each will be included in the calculation of Implied Capitalization Value using pro forma EBITDA for such four quarter period, so long as a “new opening summary” form is submitted to, and approved by, Administrative Agent for each newly-opened Property during such four quarter period. “New opening summary” forms will only be required for developments to the extent the aggregate expenditures related thereto exceeds $600,000,000 during any fiscal year.
“Incremental Loans” is defined in Section 2.2 hereof.
“Indebtedness” of any Person at any date means without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than current trade liabilities and other accounts payable, and accrued expenses incurred in the ordinary course of business and payable in accordance with customary practices), repurchase obligations, takeout commitments or forward equity commitments, in each case evidenced by a binding agreement (excluding any such obligation to the extent the obligation can be satisfied by the issuance of Equity Interests (other than Mandatorily Redeemable Stock)), to the extent such obligations constitute indebtedness for the purposes of GAAP, (c) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (d) all obligations of such Person under financing leases and capital leases, (e) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (f) all Guarantee Obligations of such Person (excluding in any calculation of consolidated Indebtedness of the Consolidated Operating Partnership, Guarantee Obligations of any member of the Consolidated Operating Partnership in respect of primary obligations of any other member of the Consolidated Operating Partnership), (g) all reimbursement obligations of such Person for letters of credit and other contingent liabilities, (h) Net Mark-to-Market Exposure under Rate Management Transactions, (i) all liabilities secured by any lien (other than liens for taxes not yet due and payable and liens described in Section 9.5(b)) on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, (j) any repurchase obligation or liability of such Person or any of its Subsidiaries with respect to accounts or notes receivable sold by such Person or any of its Subsidiaries, (k) such Person’s Ownership Share of debt in Investment Affiliates and any loans where such Person is liable as a general partner and (l) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Mandatorily Redeemable Stock issued by such Person or any other Person, valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends.
“Indemnified Party” has the meaning assigned to such term in Section 14.6.
“Indemnified Taxes” has the meaning assigned to such term in Section 4.5(iii).
“Insolvent” means insolvent as defined in Section 101(32) of the United States Bankruptcy Code, as amended.
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“Interest Expense” means all interest expense of the Consolidated Operating Partnership determined in accordance with GAAP plus (i) capitalized interest not covered by an interest reserve from a loan facility, plus (ii) the allocable portion (based on liability) of any interest incurred on any obligation for which the Consolidated Operating Partnership is wholly or partially liable under guaranties covering the payment of principal and/or interest, plus (iii) the allocable percentage of any interest incurred on any Indebtedness of any Investment Affiliate, whether recourse or non-recourse, equal to the applicable Ownership Share in such Investment Affiliate held by the Consolidated Operating Partnership, in the aggregate, provided that no expense shall be included more than once in such calculation even if it falls within more than one of the foregoing categories; provided, however, that “Interest Expense” shall not include interest on loans after they become Defeased Debt.
“Interest Period” means, as to any Term SOFR Loan, the period commencing on the date such Term SOFR Loan is disbursed or converted to or continued as a Term SOFR Loan and ending on the date one (1), three (3) or six (6) months thereafter, in each case as selected by the Borrower in its Borrowing Notice or Conversion/Continuation Notice and subject to availability; provided that:
(a)     the Interest Period shall commence on the date of advance of or conversion to any Term SOFR Loan and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the immediately preceding Interest Period expires;
(b)     if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the immediately preceding Business Day;
(c)     any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month at the end of such Interest Period;
(d)     no Interest Period shall extend beyond the Maturity Date, as applicable; and
(e)     no tenor that has been removed from this definition pursuant to Section 4.8(c)(iv) shall be available for specification in any Borrowing Notice or Conversion/Continuation Notice.
“Investment Affiliate” means any Person in which the Consolidated Operating Partnership, directly or indirectly, has an ownership interest, whose financial results are not consolidated under GAAP with the financial results of the Consolidated Operating Partnership on the consolidated financial statements of the Consolidated Operating Partnership.
“Investment Grade Rating” means, for any class of non-credit enhanced long-term senior unsecured debt issued by the Borrower, (a) a rating of BBB- or higher from S&P, (b) a rating of Baa3 or higher from Moody’s or (c) a rating of BBB- or higher from Fitch.
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“KPIs” has the meaning given to that term in Section 1.7(a).
“Lenders” means, collectively, Wells, and the other Persons executing this Agreement in such capacity, or any Person which subsequently executes and delivers any amendment hereto in such capacity and each of their respective permitted successors and assigns. Where reference is made to “the Lenders” in any Loan Document it shall be read to mean “all of the Lenders”.
“Lending Office” means, for each Lender and for each Type of Loan, the office of such Lender specified in such Lender’s Administrative Questionnaire or in the applicable Assignment and Assumption Agreement or such other office of such Lender as such Lender may notify the Administrative Agent in writing from time to time.
“Lien” means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof, any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code on any property leased to any Person under a lease which is not in the nature of a conditional sale or title retention agreement).
“Loan” means, with respect to a Lender, such Lender’s loan (including any Incremental Loans) made pursuant to Article II (or any conversion or continuation thereof).
“Loan Documents” means this Agreement, the Notes, the Guaranty and any and all other agreements or instruments required and/or provided to Lenders hereunder or thereunder, as any of the foregoing may be amended from time to time.
“Loan Party” means each of the Borrower, the General Partner, each other Person who guarantees all or a portion of the Obligations and/or who at any time pledges any collateral to secure all or a portion of the Obligations.
“Mandatorily Redeemable Stock” means, with respect to any Person, any Equity Interest of such Person which by the terms of such Equity Interest (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than an Equity Interest to the extent redeemable in exchange for common stock or other equivalent common Equity Interests), (b) is convertible into or exchangeable or exercisable for Indebtedness or Mandatorily Redeemable Stock, or (c) is redeemable at the option of the holder thereof, in whole or in part (other than an Equity Interest which is redeemable solely in exchange for common stock or other equivalent common Equity Interests); in each case, on or prior to the Maturity Date.
“Market Value Net Worth” means at any time, the Implied Capitalization Value of a Person at such time minus the Indebtedness of such Person at such time.
“Material Acquisition” means any acquisition (or series of related acquisitions) permitted by the Loan Documents and consummated in accordance with the terms of the Loan Documents if the aggregate consideration paid in respect of such acquisition (including any Indebtedness assumed in
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connection therewith) exceeds 10% of the Implied Capitalization Value of the Consolidated Operating Partnership.
“Material Adverse Effect” means, with respect to any matter, that such matter in the Required Lenders’ good faith judgment may (x) materially and adversely affect the business, properties, condition or results of operations of the Consolidated Operating Partnership taken as a whole, or (y) constitute a non-frivolous challenge to the validity or enforceability of any material provision of any Loan Document against any obligor party thereto.
“Material Adverse Financial Change” shall be deemed to have occurred if the Required Lenders, in their good faith judgment, determine that a material adverse financial, business or results of operations change has occurred which could prevent timely repayment of any Borrowing hereunder or materially impair the Borrower’s ability to perform its obligations under any of the Loan Documents.
“Material Credit Facility” means, as to the Borrower, the General Partner and their Subsidiaries, this Agreement and any other agreement(s) creating or evidencing indebtedness for borrowed money (excluding any Indebtedness which is “non-recourse”) entered into on or after the Agreement Execution Date by the Borrower, the General Partner or any of their Subsidiaries, or in respect of which the Borrower, the General Partner or any of their Subsidiaries is an obligor or otherwise provides a guarantee or other credit support (other than a guarantee of customary recourse exceptions) (“Credit Facility”), in a principal amount outstanding or available for borrowing equal to or greater than $5,000,000 (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of such facility based on the exchange rate of such other currency); and if no Credit Facility or Credit Facilities equal or exceed such amounts, then the largest Credit Facility shall be deemed to be a Material Credit Facility.
“Materials of Environmental Concern” means any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, radon, polychlorinated biphenyls and urea formaldehyde insulation.
“Maturity Date” means March 17, 2028 or such later date to which the Maturity Date has been extended pursuant to Section 2.19; or such earlier date on which the principal balance of the Facility and all other sums due in connection with the Facility shall be due as a result of the acceleration of the Facility.
“Monetary Default” means any Event of Default arising under Sections 10.1, 10.3 or 10.10.
“Moody’s” means Moody’s Investors Service, Inc. and its successors.
“Net Mark-to-Market Exposure” of a Person means, as of any date of determination, the excess (if any) of all unrealized losses over all unrealized profits of such Person arising from Rate Management Transactions. “Unrealized losses” means the fair market value of the cost to such Person of unwinding such Rate Management Transaction as of the date of determination (assuming the Rate Management Transaction were to be terminated as of that date), and “unrealized profits” means the fair market value of the gain to such Person of unwinding such Rate Management
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Transaction as of the date of determination (assuming such Rate Management Transaction were to be terminated as of that date).
“Non-Consenting Lender” means any Lender that does not approve any consent, waiver, amendment, modification or termination that (a) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 13.3 and (b) has been approved by the Required Lenders.
“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.
“Note” means, to the extent issued pursuant to Section 2.5, with respect to the Facility, the promissory note payable to the order of each Lender in the amount of such Lender’s maximum applicable Term Loan Commitment in substantially the form attached hereto as Exhibit B (or such other form approved by the Administrative Agent) (collectively, the “Notes”).
“Obligations” means the Borrowings and all accrued and unpaid fees and all other obligations of the Borrower to the Administrative Agent or any or all of the Lenders arising under this Agreement or any of the other Loan Documents.
“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.
“Other Taxes” is defined in Section 4.5(ii).
“Outbound Investment Rules” means the regulations administered and enforced, together with any related public guidance issued, by the United States Treasury Department under U.S. Executive Order 14105 of August 9, 2023, or any similar law or regulation; as of the Closing Date, and as codified at 31 C.F.R. § 850.101 et seq.
“Overnight Rate” means, for any day, the greater of (a) the Federal Funds Rate and (b) an overnight rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.
“Ownership Share” means, with respect to any Investment Affiliate, the pro rata share of the nominal ownership interests held by the Consolidated Operating Partnership, in the aggregate, in such Investment Affiliate, without duplication (e.g., if the Consolidated Operating Partnership owns 25% of an Investment Affiliate, but receives 90% of the economic benefits from such Investment Affiliate, then the Ownership Share shall be equal to 25%).
“Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary.
“Participants” is defined in Section 13.2.1 hereof.
“Payment Recipient” has the meaning assigned thereto in Section 12.19(a).
“PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.
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“Percentage” means, with respect to any Lender, the percentage of the Total Term Loan Exposure represented by such Lender’s Term Loan Exposure at such time giving effect to any assignments and any Incremental Loans pursuant to Section 2.2.
“Periodic Term SOFR Determination Day” has the meaning assigned thereto in the definition of “Term SOFR”.
“Permitted Liens” are defined in Section 9.5 hereof.
“Permitted Negative Pledge” means a “negative pledge” that (a) establishes a maximum ratio of unsecured debt to unencumbered assets, or of secured debt to total assets, or that otherwise conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that does not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets or (b) provides for the grant in favor of the holders of any unsecured debt of any equal and ratable Lien in connection with the pledge of any property or asset to secure the Facility.
“Person” means an individual, a corporation, a limited or general partnership, an association, a joint venture or any other entity or organization, including a governmental or political subdivision or an agent or instrumentality thereof.
“Plan” means an employee benefit plan as defined in Section 3(3) of ERISA, whether or not terminated, as to which the Borrower or any member of the Controlled Group may have any liability.
“Prime Rate” means, at any time, the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in such prime rate occurs. The parties hereto acknowledge that the rate announced publicly by the Administrative Agent as its prime rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks.
“Project” means any real estate asset which is 100% owned by the Borrower or by any Wholly Owned Subsidiary and which is operated as an industrial property.
“Property” means each parcel of real property owned or operated by the Borrower, any Subsidiary or Investment Affiliate.
“Property Operating Income” means, with respect to any Property, for any period, earnings from rental operations (computed in accordance with GAAP but without deduction for reserves) attributable to such Property plus depreciation, amortization and interest expense with respect to such Property for such period, and, if such period is less than a year, adjusted by straight lining various ordinary operating expenses which are payable less frequently than once during every such period (e.g. real estate taxes and insurance). The earnings from rental operations reported for the immediately preceding fiscal quarter shall be adjusted to include pro forma earnings (as substantiated to the satisfaction of the Administrative Agent) for an entire quarter for any Property
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acquired or placed in service during such fiscal quarter and to exclude earnings during such quarter from any property not owned as of the end of the quarter.
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
“Purpose Credit” has the meaning ascribed to it in Regulation U of the Board of Governors of the Federal Reserve System.
“QFC” is defined in Section 14.19.
“Qualified Officer” means, with respect to any entity, the chief financial officer, chief accounting officer, controller or assistant controller of such entity if it is a corporation or of such entity’s general partner if it is a partnership.
“Rate Management Obligations” of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all Rate Management Transactions, and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any Rate Management Transactions.
“Rate Management Transaction” means any transaction (including an agreement with respect thereto) now existing or hereafter entered by the Borrower which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.
“Rating Agency” means each of S&P, Moody’s and Fitch.
“Register” is defined in Section 13.4.
“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, members, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.
“Relevant Governmental Body” means the FRB or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the FRB or the Federal Reserve Bank of New York, or any successor thereto.
“Reportable Event” means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable
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Event regardless of the issuance of any such waivers in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.
“Required Lenders” means Lenders in the aggregate having at least 51% of the Aggregate Term Loan Commitment then in effect or, if the Aggregate Term Loan Commitment has been terminated, the Total Term Loan Exposure then outstanding. In determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded, and at all times when two or more Lenders (excluding Defaulting Lenders) are party to this Agreement, the term “Required Lenders” shall in no event mean less than two Lenders.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Rollover Projects” means those Projects which, due to no or low occupancy at such Project, have a value, determined by dividing the Property Operating Income for such a Project for the most recent four fiscal quarters by the Applicable Cap Rate, of less than 50% of book value, provided that a Project shall no longer be treated as a Rollover Project after: (i) a period of six consecutive full fiscal quarters has elapsed since such Project was first included as a Rollover Project, or (ii) such Project has a value, determined by dividing the Property Operating Income for such Project for the most recent four fiscal quarters by the Applicable Cap Rate, of greater than 50% of book value.
“S&P” means Standard & Poor’s Rating Service, a division of S&P Global Inc. and any successor thereto.
“SAA Deadline” has the meaning given to such term in Section 1.7(a).
“Sanctioned Country” means, at any time, a country, region or territory which is itself the target of any Sanctions (including, without limitation, at the time of this agreement, the Crimea, Kherson and Zaporizhzhia regions of Ukraine, the so-called Donetsk People’s Republic or Luhansk People’s Republic regions of Ukraine, Cuba, Iran, North Korea and Syria).
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC (including OFAC’s Specially Designated Nationals and Blocked Persons List and OFAC’s Consolidated Non-SDN List), the U.S. Department of State, the United Nations Security Council, the European Union, any European member state, His Majesty’s Treasury, or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by, or acting or purporting to act for or on behalf of, directly or indirectly, any such Person or Persons described in clauses (a) and (b), including a Person that is deemed by OFAC to be a Sanctions target based on the ownership of such legal entity by Sanctioned Person(s) or (d) any Person otherwise a target of Sanctions, including vessels and aircraft, that are designated under any Sanctions program.
“Sanctions” means any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and other sanctions, including but not limited to those imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC or the U.S. Department of State), the United Nations Security Council, the
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European Union, any European member state, His Majesty’s Treasury, or other relevant sanctions authority in any jurisdiction in which (a) the Borrower or any of its Subsidiaries or Affiliates is located or conducts business or (b) with jurisdiction over the Administrative Agent, any Lender or any Loan Party or any of their respective subsidiaries or Affiliates.
“SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator.
“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).
“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.
“SOFR Loan” means any Daily Simple SOFR Loan or Term SOFR Loan, as the context may require.
“Subsidiary” means as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person, and provided such corporation, partnership or other entity is consolidated with such Person for financial reporting purposes under GAAP.
“Sustainability Adjustment Limitations” has the meaning specified in Section 1.7(a).
“Sustainability Structuring Agent” means WFS, in its capacity as sustainability structuring agent.
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Term Loan Commitment” means with respect to each Lender, the commitment, if any, of such Lender to make a Loan hereunder. The amount of each Lender’s Term Loan Commitment as of the Agreement Execution Date is set forth on Exhibit A. The aggregate amount of the Term Loan Commitments is $200,000,000 as of the Agreement Execution Date.
“Term Loan Exposure” means with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Loan at such time.
“Term SOFR” means, for any calculation with respect to a Term SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term
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SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day; provided, further that if Term SOFR as so determined shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor.
“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).
“Term SOFR Applicable Margin” means the Applicable Margin in effect for a Term SOFR Borrowing as determined in accordance with Section 2.9 hereof.
“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.
“Total Term Loan Exposure” means at any time, the sum of the aggregate Term Loan Exposures for each of the Lenders.
“Transferee” is defined in Section 13.7 hereof.
“TRS” means a taxable REIT Subsidiary of the General Partner.
“Type” when used in reference to any Loan or Borrowing, refers to the rate by reference to which interest on such Loan, or on the Loans comprising such Borrowing, is determined. For purposes hereof, “rate” shall include the Term SOFR Rate, Daily Simple SOFR and the Base Rate.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.
“Unencumbered Asset” means any Project which as of any date of determination, (a) is not subject to any Liens other than Permitted Liens set forth in Sections 9.5(a) through 9.5(e), (b) is not subject to any agreement (including any agreement governing Indebtedness incurred in order to
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finance or refinance the acquisition of such asset) which prohibits or limits the ability of the Borrower, or its Wholly-Owned Subsidiaries, as the case may be, to create, incur, assume or suffer to exist any Lien upon any assets or Capital Stock of the Borrower, or any of its Wholly-Owned Subsidiaries other than a Permitted Negative Pledge, (c) is not subject to any agreement (including any agreement governing Indebtedness incurred in order to finance or refinance the acquisition of such asset) which entitles any Person to the benefit of any Lien (but not subject to any Liens other than Permitted Liens set forth in Sections 9.5(a) through 9.5(e)) on any assets or Capital Stock of the Borrower or any of its Wholly-Owned Subsidiaries or would entitle any Person to the benefit of any Lien (but excluding the Permitted Liens set forth in Sections 9.5(a) through 9.5(e)) on such assets or Capital Stock upon the occurrence of any contingency (including, except in the case of a Material Credit Facility, pursuant to an “equal and ratable” clause), (d) is not the subject of any material architectural/engineering issue, as evidenced by a certification of the Borrower, and (e) is materially compliant with the representations and warranties in Article VI below. Notwithstanding the foregoing, if any Project is a “Superfund” site under federal law or a site identified in writing by the jurisdiction in which such Project is located as having significant environmental contamination under applicable state law, the Borrower shall so advise the Lenders in writing and the Required Lenders shall have the right to request from the Borrower a current detailed environmental assessment (or one which is not more than two years old for Unencumbered Assets owned as of the Agreement Execution Date), and, if applicable, a written estimate of any remediation costs from a recognized environmental contractor and to exclude any such Project from Unencumbered Assets at their election. No Project of a Wholly-Owned Subsidiary shall be deemed to be unencumbered unless such Project and all Capital Stock of such Wholly-Owned Subsidiary or any other intervening Wholly-Owned Subsidiary between the Borrower and such Wholly-Owned Subsidiary is unencumbered and neither such Wholly-Owned Subsidiary nor any other intervening Wholly-Owned Subsidiary between the Borrower and such Wholly-Owned Subsidiary has any Indebtedness for borrowed money (other than Indebtedness due to the Borrower).
“Unencumbered Leverage Ratio” is defined in Section 9.7(c).
“Unencumbered Leverage Ratio Increase Period” is defined in Section 9.7(c).
“Unimproved Land” means land which constitutes a single tax parcel or separately platted lot and on which construction of an industrial building has not commenced.
“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities; provided, that for purposes of notice requirements in Sections 2.2(a), 2.7, 2.8 and 2.24, in each case, such day is also a Business Day.
“Value of Unencumbered Assets” means, for any Person as of any date, the sum (without duplication) of (a) the value of all Unencumbered Assets that are not Assets Under Development, Assets Acquired Not in Service or assets of the type described in clause (b) (determined in the manner set forth below), plus (b) the purchase price paid by such Person (less any amounts paid to such Person as a purchase price adjustment, held in escrow, retained as a contingency reserve or in connection with other similar arrangements) for any Property (other than Assets Under Development) that constitutes an Unencumbered Asset and acquired by such Person during the
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immediately preceding period of four consecutive fiscal quarters, plus (c) any unrestricted cash, including any cash on deposit with a qualified intermediary with respect to a deferred tax-free exchange, plus (d) an amount equal to 100% of the then-current book value, determined in accordance with GAAP, of each first mortgage receivable secured by an income producing commercial property, provided that such first mortgage receivable is not subject to any Lien, plus (e) 100% of the then current book value of each Asset Under Development that constitutes an Unencumbered Asset plus (f) with respect to each Rollover Project, an amount equal to 50% of the then current book value, determined in accordance with GAAP, of each Rollover Project; provided that to the extent the aggregate amount of Value of Unencumbered Assets from Assets Acquired Not in Service and the other items set forth in clauses (d), (e) and (f) exceed 20% of the total Value of Unencumbered Assets, such excess shall be excluded. Unencumbered Assets that are not Assets Under Development or assets of the type described in clause (b) above shall be valued by dividing the Property Operating Income for such Project for the most recent four fiscal quarters by the Applicable Cap Rate (provided that for the purpose of such calculation, the Property Operating Income of each Unencumbered Asset that was formerly a Rollover Project shall in no event be less than zero). If a Project is no longer owned as of the date of calculation, then no value shall be included based on capitalizing Property Operating Income from such Project, except for purposes of such financial covenant comparing the Property Operating Income from Unencumbered Assets during a quarter to Debt Service for such quarter.
“Wells” means Wells Fargo Bank, National Association.
“WFS” means Wells Fargo Securities, LLC.
“Wholly-Owned Subsidiary” means a member of the Consolidated Operating Partnership 100% of the ownership interests in which are owned, directly or indirectly, by the Borrower and the General Partner in the aggregate.
“Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
The foregoing definitions shall be equally applicable to both the singular and the plural forms of the defined terms.
1.2.    Financial Standards. All financial computations required of a Person under this Agreement shall be made in accordance with GAAP as in effect on the date of this Agreement, and all financial information required under this Agreement shall be prepared in accordance with GAAP, except that if any Person’s financial statements are not audited, such Person’s financial
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statements shall be prepared in accordance with the same sound accounting principles utilized in connection with the financial information submitted to Lenders with respect to the Borrower or the General Partner or the Properties in connection with this Agreement and shall be certified by an authorized representative of such Person. Moreover, all financial computations required of a Person under this Agreement shall be calculated (i) without giving effect to any election under Accounting Standards Codification 825-10-25 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower, the General Partner or any Wholly Owned Subsidiary at “fair value”, as defined therein and (ii) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof. To the extent the Consolidated Operating Partnership has Defeased Debt, both the underlying debt and interest payable thereon and the financial assets used to defease such debt and interest earned thereon shall be excluded from calculations of the financial covenants set forth in Section 9.7.

1.3.    Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Type (e.g., a “Term SOFR Loan”). Borrowings also may be classified and referred to by Type (e.g., a “Term SOFR Borrowing”).

1.4.    General References. References in this Agreement to “Sections”, “Articles”, “Exhibits” and “Schedules” are to sections, articles, exhibits and schedules herein and hereto unless otherwise indicated. References in this Agreement to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) shall include all documents, instruments or agreements issued or executed in replacement thereof, to the extent permitted hereby and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, supplemented, restated or otherwise modified from time to time to the extent not otherwise stated herein or prohibited hereby and in effect at any given time. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Unless otherwise indicated, all references to time are references to Central Time.
1.5.    Rates. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (i) the continuation of, administration of, submission of, calculation of or any other matter related to Daily Simple SOFR, the Term SOFR Reference Rate, SOFR or Term SOFR or any component definition thereof or rates referred to in the definition thereof or with respect to any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 4.8(c), will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as Daily Simple SOFR, the Term SOFR Reference Rate, SOFR, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (ii) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its Affiliates or other related entities may engage in transactions that
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affect the calculation of Daily Simple SOFR, the Term SOFR Reference Rate, SOFR, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain Daily Simple SOFR, the Term SOFR Reference Rate, SOFR or Term SOFR, or any other Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other Person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

1.6.    Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

1.7.    Sustainability Adjustment Amendments.

(a)    After the Closing Date, but prior to the one-year anniversary of the Closing Date (the “SAA Deadline”), the Borrower, in consultation with the Administrative Agent and the Sustainability Structuring Agent, shall be entitled in its sole discretion to establish specified key performance indicators (“KPIs”) with respect to certain environmental (“ESG”) targets of the Borrower and its Subsidiaries. The Administrative Agent, the Sustainability Structuring Agent and the Borrower may amend this Agreement (such amendment, an “ESG Amendment”) solely for the purpose of incorporating the KPIs and other related provisions (the “ESG Pricing Provisions”) into this Agreement, and any such ESG Amendment shall become effective upon the posting of such proposed ESG Amendment to all Lenders and the Borrower and the receipt by the Administrative Agent of executed signature pages and consents to such ESG Amendment from the Borrower, the Administrative Agent, the Sustainability Structuring Agent and Lenders comprising the Required Lenders. Upon the effectiveness of any such ESG Amendment, based on the Borrower’s performance against the KPIs, certain adjustments (increase, decrease or no adjustment) (such adjustments, the “ESG Applicable Rate Adjustments”) to the otherwise applicable Base Rate Applicable Margin, Daily Simple SOFR Applicable Margin and Term SOFR Applicable Margin will be made; provided that (i) the amount of any such ESG Applicable Rate Adjustment shall not result in an aggregate decrease or increase of more than 0.05% to the Base Rate Applicable Margin, Daily Simple SOFR Applicable Margin and Term SOFR Applicable Margin during any fiscal year and (ii) in no event shall any Applicable Margin be less than zero (the provisions of this proviso, the “Sustainability Adjustment Limitations”); provided, further, that the SAA Deadline may be extended, at the option of the Borrower, by an additional six (6) months so long as (i) the Borrower notifies the Administrative Agent (who shall promptly relay such notice to the Lenders) no later than
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thirty (30) days prior to the SAA Deadline and (ii) no objections are received in writing from Lenders constituting the Required Lenders prior to the then existing SAA Deadline. The KPIs, the Borrower’s performance against the KPIs, and any related ESG Applicable Rate Adjustments resulting therefrom, will be determined based on certain Borrower certificates, third-party audits, reports and other documents, in each case, setting forth the calculation and measurement of the KPIs and implemented with reference to prevailing market practice and the Sustainability Linked Loan Principles (as published in February 2023 and updated in March 2025 by the Loan Market Association, Asia Pacific Loan Market Association and Loan Syndications & Trading Association, as such principles may be further updated from time to time) and to be mutually agreed (acting reasonably) between the Borrower, the Administrative Agent, the Sustainability Structuring Agent and Lenders constituting the Required Lenders. Following the effectiveness of an ESG Amendment, any modification to the ESG Pricing Provisions shall be subject only to the consent of the Borrower, the Administrative Agent, the Sustainability Structuring Agent and Lenders constituting the Required Lenders so long as such modification does not have the effect of reducing the Applicable Margin to a level not otherwise permitted by this Section 1.7.

(b)    The Administrative Agent and the Sustainability Structuring Agent will, acting reasonably, assist the Borrower in (i) determining the ESG Pricing Provisions in connection with any proposed ESG Amendment and (ii) preparing informational materials focused on ESG to be used in connection with any proposed ESG Amendment.

(c)    Each party to this Agreement hereby agrees that the credit facility described in this Agreement is not and shall not be a sustainability-linked loan unless and until the effectiveness of any ESG Amendment. Other than (i) increasing the Sustainability Adjustment Limitations or (ii) reducing the Base Rate Applicable Margin, Daily Simple SOFR Applicable Margin and Term SOFR Applicable Margin by more than 0.05% (which, for the avoidance of doubt, shall be subject to Section 14.13), this Section 1.7. shall supersede any other clause or provision in Section 14.13 to the contrary.

Neither the Administrative Agent nor the Sustainability Structuring Agent: (a) makes any assurances whether the agreement meets any criteria or expectations of the Borrower or any Lender with regard to environmental impact and sustainability performance, or whether the facility including the characteristics of the relevant KPI metrics (including any environmental and sustainability criteria or any computation methodology) meet any industry standards for sustainability-linked credit facilities, or (b) has any responsibility for or liability in respect of reviewing, auditing or otherwise evaluating any calculation by the Borrower of the KPI metrics or any margin or fee adjustment (or any of the data or computations that are part of or related to any such calculation) set out in any pricing certificate (and the Administrative Agent and the Sustainability Structuring Agent may rely conclusively on any such certificate, without further inquiry, when implementing any pricing adjustment pursuant to or in accordance with an ESG Amendment).

1.8.    Amendment and Restatement of the Existing Term Loan Agreement. The parties to this Agreement agree that, upon (i) the execution and delivery by each of the parties hereto of this Agreement and (ii) satisfaction of the conditions set forth in Section 5.1, the terms and provisions of
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the Existing Term Loan Agreement shall be and hereby are amended, superseded and restated in their entirety by the terms and provisions of this Agreement. This Agreement is not intended to and shall not constitute a novation. All “Loans” made and “Obligations” incurred under the Existing Term Loan Agreement which are outstanding on the Agreement Execution Date shall continue as Obligations under (and shall be governed by the terms of) this Agreement and the other Loan Documents. Without limiting the foregoing, upon the effectiveness hereof: (a) all references in the “Loan Documents” (as defined in the Existing Term Loan Agreement) to the “Administrative Agent”, the “Loan Agreement” and the “Loan Documents” shall be deemed to refer to the Administrative Agent, this Agreement and the Loan Documents, respectively, (b) all obligations constituting “Obligations” with any Lender or any Affiliate of any Lender which are outstanding on the Agreement Execution Date shall continue as Obligations under this Agreement and the other Loan Documents and (c) the Administrative Agent shall make such reallocations, sales, assignments or other relevant actions in respect of each Lender’s credit and loan exposure under the Existing Term Loan Agreement as are necessary in order that each such Lender’s outstanding Loans hereunder reflect such Lender’s pro rata share of the outstanding aggregate Loans on the Agreement Execution Date.
ARTICLE II.

THE FACILITY
2.1.    The Facility.

(a)    Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Borrower and the General Partner contained herein, each Lender agrees, severally and not jointly, to make Loans in Dollars to the Borrower on the Closing Date in an aggregate principal amount that will not result in (x) such Lender’s Term Loan Exposure exceeding such Lender’s Term Loan Commitment or (y) the Total Term Loan Exposure exceeding the Aggregate Term Loan Commitment. The Borrowings may be Base Rate Borrowings, Daily Simple SOFR Borrowings or Term SOFR Borrowings.
(b)    The Facility created by this Agreement shall terminate on the Maturity Date, unless sooner terminated in accordance with the terms of this Agreement. The Term Loan Commitment of each Lender shall terminate upon the earlier of (i) the funding of such Lender’s Loan hereunder on the Closing Date and (ii) 5:00 p.m. (Central Time) on the Closing Date. Amounts repaid or prepaid in respect of the Loans may not be reborrowed.
2.2.    Incremental Loans. The Borrower shall have the right to request one or more additional tranches of additional Loans (the “Incremental Loans”) by providing written notice to the Administrative Agent, which notice shall be irrevocable once given; provided, however, that the aggregate amount of such Incremental Loans shall not exceed Two Hundred Sixty Million Dollars ($260,000,000). Each such Incremental Loan must be an aggregate minimum amount of $20,000,000 and integral multiples of $5,000,000 in excess thereof. The Administrative Agent and the Arrangers, in consultation with the Borrower, shall manage all aspects of such Incremental Loans, including decisions as to the selection of the existing Lenders and/or other banks, financial institutions and other institutional lenders to be approached with respect to such increase and the allocations of Incremental Loans among such existing Lenders and/or other banks, financial
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institutions and other institutional lenders. No Lender shall be obligated in any way whatsoever to provide an Incremental Loan, and any new Lender becoming a party to this Agreement in connection with any such requested Incremental Loan must be an Eligible Assignee. Effecting the Incremental Loans under this Section is subject to the following conditions precedent: (w) the Administrative Agent shall have consented thereto (such consent not to be unreasonably withheld or delayed), (x) no Default or Event of Default shall be in existence on the effective date of such Incremental Loans, (y) the representations and warranties made or deemed made by the Borrower or any other Loan Party in any Loan Document to which such Loan Party is a party shall be true and correct on the effective date of such Incremental Loans except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted hereunder, and (z)  the Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent: (i) if not previously delivered to the Administrative Agent, copies certified by a Qualified Officer of the Borrower of (A) all partnership or other necessary action taken by the Borrower to authorize such Incremental Loans and (B) all corporate or other necessary action taken by Guarantor authorizing the guaranty of such Incremental Loans; and (ii) an opinion of counsel to the Borrower and the Guarantor, and addressed to the Administrative Agent and the Lenders covering such matters as reasonably requested by the Administrative Agent; and (iii) if requested, new Notes executed by the Borrower, payable to any new Lenders and replacement Notes, if requested by any applicable Lender, executed by the Borrower, payable to any existing Lenders making Incremental Loans, in the amount of each such Lender’s Term Loan Exposure at the time of the effectiveness of the applicable Incremental Loans. In connection with any Incremental Loans pursuant to this Section 2.2 any Lender becoming a party hereto shall execute such documents and agreements as the Administrative Agent may reasonably request. The Incremental Loans (i) shall rank pari passu in right of payment with the existing Loans, (ii) shall not mature earlier than the Maturity Date and (iii) shall be treated substantially the same as (and in any event no more favorably than) the existing Loans.  Incremental Loans may be made hereunder pursuant to an amendment or restatement of this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, each new Lender participating in such tranche (if any), each existing Lender participating in such tranche (if any) and the Administrative Agent.  The Administrative Agent may, without the consent of any other Lenders (except as expressly required pursuant to Section 14.3), effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 2.2.

2.3.    Principal Payments. Any outstanding Borrowings and all other unpaid Obligations shall be paid in full by the Borrower on the Maturity Date.

2.4.    Requests for Borrowings; Responsibility for Borrowings. Borrowings shall be made available to the Borrower by Administrative Agent in accordance with Section 2.1(a) and Section 2.7 hereof. The obligation of each Lender to fund its Percentage of each Borrowing shall be several and not joint.

2.5.    Evidence of Credit Extensions. Any Lender may request that Loans made by it be evidenced by a Note. In such event, the Borrower shall prepare, execute and deliver to such Lender
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a Note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns). Thereafter, the Loans evidenced by such Note and interest thereon shall at all times (including after assignment pursuant to Section 13.3) be represented by one or more Notes in such form payable to the order of the payee named therein (or, if such Note is a registered note, to such payee and its registered assigns). Each Lender may record Borrowings and principal payments thereof on the schedule attached to its Note or, at its option, in its records, and each Lender’s record thereof shall be conclusive absent the Borrower furnishing to such Lender conclusive and irrefutable evidence of an error made by such Lender with respect to that Lender’s records. Notwithstanding the foregoing, the failure to make, or an error in making, a notation with respect to any Borrowing shall not limit or otherwise affect the obligations of the Borrower hereunder or under the Notes to pay the amount actually owed by the Borrower to Lenders.

2.6.    Loans and Borrowings.

(a)    Each Loan shall be made as part of a Borrowing consisting of Loans of the same Type made by the Lenders ratably in accordance with their respective Percentages. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder.
(b)    Subject to Section 4.8(c), each Borrowing shall be comprised entirely of Base Rate Loans, Daily Simple SOFR Loans or Term SOFR Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Term SOFR Loan or Daily Simple SOFR Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.
(c)    No more than ten (10) Term SOFR Borrowings and Daily Simple SOFR Borrowings, in the aggregate, may be outstanding at any one time under the Facility.
(d)    Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.
2.7.    Requests for Borrowings.

(a)    To request a Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a “Borrowing Notice”) (A) in the case of a Term SOFR Borrowing, not later than 11:00 a.m. (Central Time), three (3) Business Days before the date of the proposed Borrowing, or (B) in the case of a Base Rate Borrowing or Daily Simple SOFR Borrowing, not later than 11:00 a.m. (Central Time), one (1) Business Day before the date of the proposed Borrowing. Each such telephonic Borrowing Notice shall be irrevocable and, if requested by the Administrative Agent, shall be confirmed promptly by delivery to the Administrative Agent of a written Borrowing Notice in substantially the form of Exhibit J in the case of any Borrowing. Each such telephonic and written Borrowing Notice shall specify the following information in compliance with Section 2.7: (i) the Borrower requesting such Borrowing; (ii) the Type of the requested Borrowing; (iii) the aggregate amount of such Borrowing; (iv) the date of such Borrowing, which shall be a
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Business Day; (v) in the case of a Term SOFR Borrowing, the initial Interest Period to be applicable thereto; and (vi) the location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.7. If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be a Base Rate Borrowing. If no Interest Period is specified with respect to any requested Term SOFR Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Notice in accordance with this Section 2.7(a), the Administrative Agent shall advise each relevant Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.
The Borrower shall also deliver together with each Borrowing Notice the compliance certificate required in Section 5.2 and otherwise comply with the conditions set forth in Section 5.2 for Borrowings.
Not later than 11:00 a.m. (Central Time) on each Borrowing Date, each Lender shall make available its Loan or Loans, in funds immediately available at the Administrative Office. Administrative Agent will promptly make the funds so received from the Lenders available to the Borrower in the account specified by the Borrower in the Disbursement Instruction Agreement.
(b)    Administrative Agent shall, as soon as practicable after receipt of a Borrowing Notice, determine Term SOFR applicable to the requested Term SOFR Borrowing or Daily Simple SOFR applicable to the requested Daily Simple SOFR Borrowing, as applicable, and inform the Borrower and Lenders of the same. Each determination of Term SOFR and Daily Simple SOFR by Administrative Agent shall be conclusive and binding upon the Borrower in the absence of manifest error.
(c)    If the Borrower shall prepay a Term SOFR Borrowing other than on the last day of the Interest Period applicable thereto, the Borrower shall be responsible to pay all amounts due to Lenders as required by Section 4.4 hereof. The Lenders shall not be obligated to match fund their Term SOFR Borrowings.
(d)    In no contingency or event whatsoever shall the aggregate of all amounts deemed interest under this Agreement charged or collected pursuant to the terms of this Agreement exceed the highest rate permissible under any Applicable Law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lenders have charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by Applicable Law and the Lenders shall at the Administrative Agent’s option (i) promptly refund to the Borrower any interest received by the Lenders in excess of the maximum lawful rate or (ii) apply such excess to the principal balance of the Obligations. It is the intent hereof that the Borrower not pay or contract to pay, and that neither the Administrative Agent nor any Lender receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the Borrower under Applicable Law.
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(e)    In connection with the use or administration of Term SOFR and Daily Simple SOFR, the Administrative Agent will have the right to make Conforming Changes it reasonably determines are appropriate from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR or Daily Simple SOFR.
2.8.    Interest Elections.
(a)    Each Borrowing initially shall be of the Type specified in the applicable Borrowing Notice and, in the case of a Term SOFR Borrowing, shall have an initial Interest Period as specified in such Borrowing Notice (or as set forth in Section 2.7 if no Interest Period is specified). Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Term SOFR Borrowing, may elect Interest Periods therefor, all as provided in this Section 2.8(a). The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. Notwithstanding the foregoing, the Borrower may not (i) elect an Interest Period for Term SOFR Loans that does not comply with the definition of “Interest Period” or Section 2.6(d), (ii) elect to convert any Loans to Term SOFR Loans or Daily Simple SOFR Loans that would result in the number of Term SOFR Borrowings and Daily Simple SOFR Borrowings exceeding the maximum number of such Borrowings permitted under Section 2.6(c) or (iii) elect an Interest Period for Term SOFR Loans unless the aggregate outstanding principal amount of Term SOFR Loans to which such Interest Period will apply complies with the requirements as to minimum principal amount set forth in Section 2.11.
(b)    To make an election pursuant to this Section 2.8(b) (an “Interest Election Request”), the Borrower shall notify the Administrative Agent of such election by telephone or email by the time that a Borrowing Notice would be required under Section 2.7 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such Interest Election Request shall be irrevocable and shall be confirmed promptly or accompanied by delivery to the Administrative Agent of a written (email being acceptable) Interest Election Request in a form approved by the Administrative Agent (hereinafter referred to as a “Conversion/Continuation Notice”).
(c)    Each telephonic and written Conversion/Continuation Notice shall specify the following information in compliance with Section 2.6 and paragraph (a) of this Section 2.8(c): (i) the Borrowing to which such Conversion/Continuation Notice applies; (ii) the effective date of the election made pursuant to such Conversion/Continuation Notice, which shall be a Business Day; (iii) whether the resulting Borrowing is to be a Base Rate Borrowing, an Daily Simple SOFR Borrowing or a Term SOFR Borrowing; and (iv) if the
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resulting Borrowing is a Term SOFR Borrowing, the Interest Period to be applicable thereto after giving effect to such election. If any such Conversion/Continuation Notice requests a Term SOFR Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.
(d)    Promptly following receipt of a Conversion/Continuation Notice, the Administrative Agent shall advise each relevant Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.
(e)    If the Borrower fails to timely deliver a Conversion/Continuation Notice with respect to a Term SOFR Borrowing in accordance with Section 2.8(b) prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be continued as a Term SOFR Borrowing with the same Interest Period as the Term SOFR Borrowing being continued (unless such deemed election shall result in an Interest Period ending after the Maturity Date, in which case the Borrower shall be deemed to have elected a one (1) month Interest Period which will not end after the Maturity Date; provided, however, that if less than 30 days remain until the Maturity Date, such Term SOFR Borrowing shall bear interest at the Base Rate plus the Base Rate Applicable Margin). The Administrative Agent shall advise each relevant Lender and the Borrower of the details of any such deemed continuation under this clause (e).
(f)    Notwithstanding anything to the contrary contained in this Section 2.8, no Borrowing may be converted into a Term SOFR Borrowing or Daily Simple SOFR Borrowing or continued as a Term SOFR Borrowing (except with the consent of the Required Lenders) when any Monetary Default or Event of Default has occurred and is continuing.
2.9.    Applicable Margins.
    The Base Rate Applicable Margin, Daily Simple SOFR Applicable Margin and the Term SOFR Applicable Margin shall vary from time to time in accordance with the Investment Grade Rating as follows (such that the Applicable Margin shall change from time to time as and when the Investment Grade Rating changes, which changes shall be effective from and after the date that notice is delivered from the Borrower to the Administrative Agent of the applicable Investment Grade Rating change):

Rating Level	Term SOFR Applicable Margin and Daily Simple SOFR Applicable Margin	Base Rate Applicable Margin
A/A2/A (“Level I”)	0.75%	0.00%
A-/A3/A- (“Level II”)	0.80%	0.00%
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BBB+/Baa1/BBB+ (“Level III”)	0.85%	0.00%
BBB/Baa2/BBB (“Level IV”)	0.95%	0.00%
BBB-/Baa3/BBB- (“Level V”)	1.20%	0.20%
Below BBB-, Baa3 or BBB- (“Level VI”)	1.60%	0.60%

    Notwithstanding the Investment Grade Rating set forth in above table, if: (i) the Consolidated Leverage Ratio as of the last day of the most recently ending fiscal quarter of the Borrower as set forth in the corresponding compliance certificate delivered pursuant to Section 8.2(d) is less than 35.0% (or, so long as the Consolidated Leverage Ratio shall have been less than 35.0% during the immediately preceding fiscal quarter, greater than or equal to 35.0% but less than 37.5%; provided that the provisions of this parenthetical shall be applicable for only one fiscal quarter during the term of this Agreement), and (ii) (a) the Borrower’s Investment Grade Rating with S&P is not lower than BBB, (b) the Borrower’s Investment Grade Rating with Moody’s is not lower than Baa2 and (c) the Borrower’s Investment Grade Rating with Fitch is not lower than BBB, the Base Rate Applicable Margin, the Daily Simple SOFR Applicable Margin and the Term SOFR Applicable Margin shall be set at Level III. For the avoidance of doubt, (x) if the Consolidated Leverage Ratio is greater than or equal to 35.0% for two or more consecutive fiscal quarters, the Borrower will again satisfy the condition set forth in clause (i) above when and if the Consolidated Leverage Ratio as of the last day of the most recently ending fiscal quarter of the Borrower as set forth in the corresponding compliance certificate delivered pursuant to Section 8.2(d) is less than 35.0%, and (y) the Borrower may qualify for pricing at Level I, II or III based solely upon its Investment Grade Rating even if it does not meet the Consolidated Leverage Ratio condition described in clause (i) above. Any increase or decrease in the Base Rate Applicable Margin, the Daily Simple SOFR Applicable Margin or the Term SOFR Applicable Margin resulting from a change in the Consolidated Leverage Ratio in accordance with the foregoing proviso shall become effective as of the first Business Day immediately following the date a compliance certificate is delivered pursuant to Section 8.2(d); provided, that if a compliance certificate is not delivered when due in accordance with such Section, then the Level corresponding to the Investment Grade Rating then in effect shall apply as of the fifth Business Day after the date on which such compliance certificate was required to have been delivered and shall remain in effect until the date on which such compliance certificate is delivered. The parties acknowledge and agree the Consolidated Leverage Ratio for the fiscal year ending December 31, 2024 is less than 35.0%.

    The Applicable Margin shall be determined by (i) to the extent the Borrower has received ratings from each of the Rating Agencies, the highest of the three ratings from each Rating Agency; provided that in the event that the two highest ratings are more than one rating level apart and both are Investment Grade Ratings, then the rating level one level above the lower of such two ratings shall apply and (ii) to the extent the Borrower has received ratings from only two of the Rating Agencies, the higher of the two ratings from such Rating Agencies; provided that in the event that such two ratings are more than one rating level apart and both are Investment Grade Ratings, then
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the rating level one level above the lower of the two ratings shall apply. If only one Rating Agency has issued an Investment Grade Rating, the Applicable Margin shall be determined based on the sole Investment Grade Rating then in effect. If Investment Grade Ratings shall have been assigned by each Rating Agency and thereafter the Borrower does not have an Investment Grade Rating from any Rating Agency, the Applicable Margin shall be determined based on Level VI of the foregoing table in this Section 2.9.
2.10.    Funds Transfer Disbursements. The Borrower hereby authorizes the Administrative Agent to disburse the proceeds of any Loan made by the Lenders or any of their Affiliates pursuant to the Loan Documents as requested by an authorized representative of the Borrower to any of the accounts designated in the Disbursement Instruction Agreement.
2.11.    Minimum Amount of Each Borrowing. Each Term SOFR Borrowing shall be in the minimum amount of $2,000,000 (and in multiples of $100,000 if in excess thereof), and each Base Rate Borrowing and Daily Simple SOFR Borrowing shall be in the minimum amount of $1,000,000 (and in multiples of $100,000 if in excess thereof).
2.12.    Interest.
(a)    Subject to Section 2.14, the outstanding principal balance of the Loans shall bear interest from time to time at a rate per annum equal to:
(i)    the Base Rate plus the Base Rate Applicable Margin; or
(ii)    at the election of the Borrower in accordance with Section 2.8 with respect to all or portions of the Obligations, Daily Simple SOFR plus the Daily Simple SOFR Applicable Margin; or
(iii)    at the election of the Borrower in accordance with Section 2.8 with respect to all or portions of the Obligations, Term SOFR plus the Term SOFR Applicable Margin.
(b)    All interest shall be calculated for actual days elapsed on the basis of a 360-day year. Interest accrued on each Borrowing shall be payable on the first day of each calendar month in arrears from time to time while such Borrowing is outstanding (or, if earlier, on the Maturity Date). Interest shall not be payable for the day of any payment on the amount paid if payment is received by Administrative Agent prior to 1:00 p.m. (Central Time). If any payment of principal or interest on the Loans, or fees hereunder or under any other Loan Document, shall become due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a payment of principal, such extension of time shall be included in computing interest due in connection with such payment; provided that for purposes of Section 10.1 hereof, any payments of principal described in this sentence shall be considered to be “due” on such next succeeding Business Day.
2.13.    Method of Payment.

(a)    All payments of the Obligations hereunder shall be made, without set off, deduction, or counterclaim, in immediately available funds to Administrative Agent at the
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Administrative Office or at any other Lending Office of Administrative Agent specified in writing by Administrative Agent to the Borrower, by 11:00 a.m. (Central Time) on the date when due and shall be applied ratably by Administrative Agent among Lenders in the Facility. Each such payment shall be made in Dollars. Each payment delivered to Administrative Agent for the account of any Lender shall be delivered promptly by Administrative Agent to such Lender in the same type of funds that Administrative Agent received at its address specified herein or at any Lending Office specified in a notice received by Administrative Agent from such Lender. Payments not made by Administrative Agent within one (1) Business Day after receipt shall accrue interest at Overnight Rate. Administrative Agent is hereby authorized to charge the account of the Borrower maintained with Wells for each payment of principal, interest and fees as it becomes due hereunder.
(b)    If any Lender shall fail to make any payment required to be made by it pursuant to Sections 2.7, 2.16 or 12.8, then the Administrative Agent shall, notwithstanding any contrary provision hereof, (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender for the benefit of the Administrative Agent to satisfy such Lender’s obligations to it under such Section until all such unsatisfied obligations are fully paid, and/or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender under any such Section, in the case of each of clauses (i) and (ii) above, in any order as determined by the Administrative Agent in its discretion.
2.14.    Default. Notwithstanding the foregoing, upon the occurrence and during the continuance of a Monetary Default or any other Event of Default, the Borrower shall not have the right to request a Term SOFR Borrowing or an Daily Simple SOFR Borrowing, select a new Interest Period for an existing Term SOFR Borrowing or convert any Borrowing to a Term SOFR Borrowing or an Daily Simple SOFR Borrowing. (i) Immediately upon the occurrence and during the continuance of a Monetary Default and (ii) upon the occurrence and during the continuance of any other Event of Default, at the election of the Required Lenders by notice to the Borrower, all outstanding Loans shall bear interest at the applicable Default Rates until such Monetary Default or other Event of Default ceases to exist or the Obligations are paid in full.

2.15.    Lending Offices. Each Lender may book its Borrowings at any Lending Office selected by such Lender and may change its Lending Office from time to time. All terms of this Agreement shall apply to any such Lending Office and any Note shall be deemed held by the applicable Lender for the benefit of such Lending Office. Each Lender may, by written or telex notice to the Administrative Agent and the Borrower, designate a Lending Office through which Borrowings will be made by it and for whose account payments are to be made.

2.16.    Non Receipt of Funds by Administrative Agent. Unless the Borrower or a Lender, as the case may be, notifies Administrative Agent prior to the date on which it is scheduled to make payment to Administrative Agent of (i) in the case of a Lender, a Borrowing, or (ii) in the case of the Borrower, a payment of principal, interest or fees to the Administrative Agent for the account of the Lenders, that it does not intend to make such payment, Administrative Agent may assume that such payment has been made. Administrative Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If
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such Lender or the Borrower, as the case may be, has not in fact made such payment to Administrative Agent, the recipient of such payment shall, promptly after demand by Administrative Agent, repay to Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by Administrative Agent until the date Administrative Agent recovers such amount at a rate per annum equal to (i) in the case of payment by a Lender, the Overnight Rate (as determined by Administrative Agent) or (ii) in the case of payment by the Borrower, the interest rate applicable to Base Rate Borrowings. If the Borrower and any Lender shall each pay any such amount made available by the Administrative Agent on behalf of such Lender for the same or overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount paid by the Borrower for such period. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make available the proceeds of a Loan to be made by such Lender.

2.17.    [Reserved].
2.18.    [Reserved].

2.19.    Extension of Maturity Date. The Borrower shall have the right, exercisable two (2) times for the Facility, to cause the Administrative Agent and the Lenders to extend the Maturity Date by a one-year period. The Borrower may exercise such right only by executing and delivering to the Administrative Agent at least ninety (90) days but not more than one hundred eighty (180) days prior to the current Maturity Date, a written request for such extension (an “Extension Notice”); provided, that, an Extension Notice under this Section 2.19 may state that such Extension Notice is conditioned upon the occurrence of one or more events specified therein, in which case such notice may be revoked by the Borrower (by written notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied and, in such case, no extension of the Maturity Date shall occur. The Administrative Agent shall notify the Lenders if it receives an Extension Notice promptly upon receipt thereof. Subject to satisfaction of the following conditions (and any condition specified in the Extension Notice pursuant to the proviso in the second sentence of this Section 2.19), the Maturity Date shall be extended for a one-year period effective on the then effective Maturity Date following receipt by the Administrative Agent of the Extension Notice and payment of the fee referred to in the following clause (ii): (i) immediately prior to such extension and immediately after giving effect thereto, (A) no Default or Event of Default shall exist and (B) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct in all material respects (or, to the extent qualified by materiality or Material Adverse Effect, in all respects) on and as of the date of such extension with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (or, to the extent qualified by materiality or Material Adverse Effect, in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents; and (ii) the Borrower shall have paid to Administrative Agent for the ratable account of each of the Lenders a fee equal to 0.125% of the amount of the Total Term Loan Exposure on the effective date of the extension (which fee shall be fully earned on the date the Administrative Agent receives the Extension Notice pursuant to this
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Section 2.19; provided that such fee shall cease to be fully earned if the Extension Notice is revoked in accordance with this Section 2.19 and the extension of the Maturity Date shall not occur). At any time prior to the effectiveness of any such extension, upon the Administrative Agent’s request, the Borrower shall deliver to the Administrative Agent a certificate from the chief executive officer or chief financial officer certifying the matters referred to in the immediately preceding clauses (i)(A) and (i)(B).

2.20.    Pro Rata Treatment/Sharing of Payments.

(a)    Except to the extent otherwise provided herein: (i) each Borrowing from the Lenders under Section 2.7 shall be made from the Lenders, and each payment of the fees under Section 2.19 shall be made for the account of the Lenders, pro rata according to the amounts of their respective Percentages; (ii) each payment or prepayment of principal of Loans shall be made for the account of the Lenders pro rata in accordance with the respective unpaid principal amounts of the Loans held by them, provided that, subject to Section 12.16, if immediately prior to giving effect to any such payment in respect of any Loans the outstanding principal amount of the Loans shall not be held by the Lenders pro rata in accordance with their respective Percentages in effect at the time such Loans were made, then such payment shall be applied to the Loans in such manner as shall result, as nearly as is practicable, in the outstanding principal amount of the Loans being held by the Lenders pro rata in accordance with their respective Percentages; (iii) each payment of interest on Loans shall be made for the account of the Lenders, pro rata in accordance with the amounts of interest on such Loans, then due and payable to the respective Lenders and (iv) the making, conversion and continuation of Loans of a particular Type shall be made pro rata among the Lenders, according to the amounts of their respective Loans, and the then current Interest Period for each Lender’s portion of each such Loan of such Type shall be coterminous.
(b)    If a Lender shall obtain payment of any principal of, or interest on, any Loan made by it to the Borrower under this Agreement or shall obtain payment on any other Obligation owing by the Borrower or any other Loan Party through the exercise of any right of set-off, banker’s lien, counterclaim or similar right or otherwise or through voluntary prepayments directly to a Lender or other payments made by or on behalf the Borrower or any other Loan Party to a Lender (other than any payment in respect of Rate Management Obligations) not in accordance with the terms of this Agreement and such payment should be distributed to the Lenders in accordance with Section 2.20(a) or Section 2.22, as applicable, such Lender shall promptly purchase from the other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans made by the other Lenders or other Obligations owed to such other Lenders in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such payment (net of any reasonable expenses which may actually be incurred by such Lender in obtaining or preserving such benefit) in accordance with the requirements of Section 2.20(a) or Section 2.22, as applicable. To such end, all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Borrower agrees that any Lender so purchasing a participation (or direct interest) in the Loans or other
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Obligations owed to such other Lenders may exercise all rights of set-off, banker’s lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower.
2.21.    [Reserved].

2.22.    Application of Moneys Received. Subject to Section 2.13(b) hereof, all moneys collected or received by the Administrative Agent on account of the Facility directly or indirectly, shall be applied in the following order of priority:

(i)    to the payment of all reasonable costs incurred in the collection of such moneys of which the Administrative Agent shall have given notice to the Borrower;
(ii)    to the reimbursement of any yield protection due to any of the Lenders in accordance with Section 4.1;
(iii)    to the payment of all fees then due to the Administrative Agent;
(iv)    [reserved];
(v)    first to interest until paid in full and then to principal for all Lenders (x) for Borrowings (unless an Event of Default exists) (the amount allocated to Borrowings to be distributed in accordance with the applicable pro rata shares of the outstanding amounts of the Lenders) or (y) if an Event of Default exists, in accordance with the respective Percentages of the Lenders until principal is paid in full, each Lenders’ share of such payment to be allocated pro rata among the outstanding Types of Loans owed to such Lender; and
(vi)    any other sums due to the Administrative Agent or any Lender under any of the Loan Documents.
2.23.    [Reserved].

2.24.    Voluntary Prepayments of Loans.

(a)    The Borrower shall have the right at any time and from time to time to prepay any of its Borrowings in whole or in part, subject to prior notice in accordance with paragraph (b) of this Section.
(b)    The Borrower shall notify the Administrative Agent by email of any prepayment under clause (a) above not later than 11:00 a.m. (Central Time) on the date of prepayment; provided, that, such notice of prepayment may state that such notice of prepayment is conditioned upon the occurrence of one or more events specified therein, in which case such notice may be revoked by the Borrower (by written notice to the
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Administrative Agent on or prior to the specified effective date) if such condition is not satisfied (provided that the delay or failure of such condition or contingency shall not relieve the Borrower from its obligations in respect thereof under Section 4.4). Except as expressly stated in this Section 2.24(b), each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment pursuant to clause (a) above of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.11 hereof. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the applicable prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.12 hereof and by breakage costs to the extent required by Section 4.4 hereof.
ARTICLE III.

[RESERVED]
ARTICLE IV.

CHANGE IN CIRCUMSTANCES
4.1.    Yield Protection. If any Change in Law:
(i)    subjects the Administrative Agent, any Lender or any applicable Lending Office to any taxes, duties, levies, imposts, deductions, assessments, fees, charges or withholdings, and all liabilities with respect thereto (other than (A) Taxes, (B) Excluded Taxes or (C) Other Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities, capital or liquidity attributable to making, converting, funding or maintaining its Borrowings or its Term Loan Commitment, or
(ii)    imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit, liquidity or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Office (other than reserves and assessments taken into account in determining the interest rate applicable to Term SOFR Borrowings or Daily Simple SOFR Borrowings), or
(iii)    imposes any other condition, and the result is to increase the cost of any Lender or any applicable Lending Office of making, funding or maintaining loans or reduces any amount receivable by any Lender or any applicable Lending Office in connection with loans, or requires any Lender or any applicable Lending Office to make any payment calculated by reference to the amount of loans held or interest received by it, by an amount deemed material by such Lender, then, within fifteen (15) days of demand by the Administrative Agent or such Lender, the Borrower shall pay the Administrative Agent or such Lender that portion of such increased expense incurred
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or reduction in an amount received which the Administrative Agent or such Lender determines is attributable to making, funding and maintaining its Borrowings and its Term Loan Commitment (which determination shall be made in good faith (and not on an arbitrary or capricious basis) and consistent with similarly situated customers of the applicable Lender after consideration of such factors as such Lender then reasonably determines to be relevant). Without in any way affecting the Borrower’s obligation to pay compensation actually claimed by a Lender under this Section 4.1, the Borrower shall have the right to replace any Lender which has demanded such compensation provided that the Borrower notifies such Lender that it has elected to replace such Lender and notifies such Lender and the Administrative Agent of the identity of the proposed replacement Lender not more than six (6) months after the date of such Lender’s most recent demand for compensation under this Section 4.1, and further provided that such replacement is otherwise in accordance with Section 4.7.
4.2.    Changes in Capital Adequacy Regulations. If a Lender determines the amount of capital or liquidity required or expected to be maintained by such Lender, any Lending Office of such Lender or any corporate entity controlling such Lender is increased as a result of a Change in Law (which determination shall be made in good faith (and not on an arbitrary or capricious basis) and consistent with similarly situated customers of the applicable Lender after consideration of such factors as such Lender then reasonably determines to be relevant), then, within fifteen (15) days of demand by such Lender, the Borrower shall pay such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which is attributable to this Agreement, its Borrowings or its obligation to make Borrowings hereunder (after taking into account such Lender’s policies as to capital adequacy). Without in any way affecting the Borrower’s obligation to pay compensation actually claimed by a Lender under this Section 4.2, the Borrower shall have the right to replace any Lender which has demanded such compensation provided that the Borrower notifies such Lender that it has elected to replace such Lender and notifies such Lender and the Administrative Agent of the identity of the proposed replacement Lender not more than six (6) months after the date of such Lender’s most recent demand for compensation under this Section 4.2, and further provided that such replacement is otherwise in accordance with Section 4.7.

4.3.    [Reserved].

4.4.    Funding Indemnification. The Borrower hereby indemnifies each of the Lenders against any loss, cost or expense (including any loss, cost or expense arising from the liquidation or reemployment of funds or from any fees payable) which may arise, be attributable to or result due to or as a consequence of (a) any failure by the Borrower to make any payment when due of any amount due hereunder in connection with a SOFR Loan, (b) any failure of the Borrower to borrow or continue a SOFR Loan or convert to a SOFR Loan on a date specified therefor in a Borrowing Notice or Conversion/Continuation Notice, (c) any failure of the Borrower to prepay any SOFR Loan on a date specified therefor in any notice of prepayment under Section 2.24 (regardless of whether any such notice of prepayment may be revoked under Section 2.24(b) and is revoked in accordance therewith), (d) any payment, prepayment or conversion of any SOFR Loan on a date other than the last day of the Interest Period therefor (including as a result of an Event of Default) or (e) the assignment of any SOFR Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 4.7. A certificate of such Lender
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setting forth the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Borrower through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error. All of the obligations of the Loan Parties under this Section 4.4 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Term Loan Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.
4.5.    Taxes.
(i)    All payments by the Borrower to or for the account of any Lender or the Administrative Agent hereunder or under any Note shall be made free and clear of and without deduction for any and all Taxes. If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender or the Administrative Agent, (a) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.5) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (b) the Borrower shall make such deductions, (c) the Borrower shall pay the full amount deducted to the relevant authority in accordance with Applicable Law, and (d) the Borrower shall furnish to the Administrative Agent the original copy of a receipt evidencing payment thereof within 30 days after such payment is made.
(ii)    In addition, the Borrower hereby agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under any Note or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note (“Other Taxes”).
(iii)    The Borrower hereby agrees to indemnify the Administrative Agent and each Lender for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed on amounts payable under this Section 4.5) paid by the Administrative Agent or such Lender as a result of its Term Loan Commitment, any Loans made by it hereunder, or otherwise in connection with its participation in this Agreement and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto (such taxes, the “Indemnified Taxes”). Payments due under this indemnification shall be made within 30 days of the date the Administrative Agent or such Lender makes demand therefor pursuant to Section 4.6.
(iv)    Each Lender that is not incorporated under the laws of the United States of America or a state thereof (each a “Non-U.S. Lender”) agrees that it will, not more than ten (10) Business Days after the date of this Agreement, (i) deliver to the Administrative Agent two duly completed copies of United States Internal Revenue Service Form W-8BEN, W-8BEN-E or W-8ECI, certifying in either case that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, and (ii) deliver to the Administrative Agent a United States Internal Revenue Form W-8 or W-9, as the case may be, and certify that it is entitled to an exemption from United States backup withholding tax. Each Non-U.S. Lender further undertakes to deliver to each of the Borrower and the Administrative Agent (x) renewals or additional copies of such form (or any successor form) on or before the date that such form expires or becomes obsolete, and (y) after the occurrence of any event requiring a change
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in the most recent forms so delivered by it, such additional forms or amendments thereto as may be reasonably requested by the Borrower or the Administrative Agent. All forms or amendments described in the preceding sentence shall certify that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form or amendment with respect to it and such Lender advises the Borrower and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.
(v)    For any period during which a Non-U.S. Lender has failed to provide the Borrower with an appropriate form pursuant to clause (iv), above (unless such failure is due to a change in treaty, law or regulation, or any change in the interpretation or administration thereof by any governmental authority, occurring subsequent to the date on which a form originally was required to be provided), such Non-U.S. Lender shall not be entitled to indemnification under this Section 4.5 with respect to Taxes imposed by the United States; provided that, should a Non-U.S. Lender which is otherwise exempt from or subject to a reduced rate of withholding tax become subject to Taxes because of its failure to deliver a form required under clause (iv), above, the Borrower shall take such steps as such Non-U.S. Lender shall reasonably request to assist such Non-U.S. Lender to recover such Taxes.
(vi)    Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments under this Agreement or any Note pursuant to the law of any relevant jurisdiction or any treaty shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by Applicable Law, such properly completed and executed documentation prescribed by Applicable Law as will permit such payments to be made without withholding or at a reduced rate.
(vii)    If the U.S. Internal Revenue Service or any other governmental authority of the United States or any other country or any political subdivision thereof asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or properly completed, because such Lender failed to notify the Administrative Agent of a change in circumstances which rendered its exemption from withholding ineffective, or for any other reason), such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax, withholding therefor, or otherwise, including penalties and interest, and including taxes imposed by any jurisdiction on amounts payable to the Administrative Agent under this subsection, together with all costs and expenses related thereto (including attorneys’ fees and time charges of attorneys for the Administrative Agent, which attorneys may be employees of the Administrative Agent). The obligations of the Lenders under this Section 4.5(vii) shall survive the payment of the Obligations and termination of this Agreement.
(viii)    If a payment made to a Lender hereunder or under any Note would be subject to United States federal withholding tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable) such Lender shall deliver to the Borrower and the
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Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 4.5(viii), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
(ix)    Each of the Lenders represents that as of the Agreement Execution Date it is not aware of any facts that would give rise to a claim for additional payments under this Section 4.5.
4.6.    Lender Statements; Survival of Indemnity. To the extent reasonably possible, each Lender shall designate an alternate Lending Office with respect to its Term SOFR Borrowings and Daily Simple SOFR Borrowings to reduce any liability of the Borrower to such Lender under Sections 4.1, 4.2 and 4.5 or to avoid the unavailability of a Term SOFR Borrowing or an Daily Simple SOFR Borrowing, so long as such designation is not disadvantageous to such Lender. Each Lender shall deliver a written statement of such Lender as to the amount due, if any, under Sections 4.1, 4.2, 4.4 and 4.5 hereof. Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on the Borrower in the absence of manifest error. The amount due in such statement shall not include amounts due under Sections 4.1, 4.2 or 4.5 that are either attributable to facts known to the Lender as of the Agreement Execution Date or that relate to a time period more than ninety (90) days prior to the giving of such written statement. Determination of amounts payable under such Sections in connection with a Term SOFR Borrowing or Daily Simple SOFR Borrowing shall be calculated as though each Lender funded its Term SOFR Borrowing or Daily Simple SOFR Borrowing, as applicable, through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining Term SOFR or Daily Simple SOFR applicable to such Borrowing, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement shall be payable on demand after receipt by the Borrower of the written statement. The obligations of the Borrower under Sections 4.1, 4.2, 4.4 and 4.5 hereof shall survive payment of the Obligations and termination of this Agreement.
4.7.    Replacement of Lenders under Certain Circumstances(i)    . The Borrower shall be permitted to replace any Lender that (a) is a Defaulting Lender or a Non-Consenting Lender, (b) requires Borrower to pay any Indemnified Taxes or additional amounts pursuant to Section 4.5 or (c) requests compensation under Sections 4.1 or 4.2, and, in each case of subclauses (b) and (c) immediately above, such Lender has declined or is unable to designate a different Lending Office in accordance with Section 4.6. The Borrower may, at its sole expense and effort, upon notice to such a Lender and the Administrative Agent, require a Lender meeting the criteria set forth in the first sentence of this Section 4.7 to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 13.3), all of its interests, rights (other than its existing rights to payments pursuant to Sections 4.1, 4.2, 4.4, 4.5, 4.6 and 14.6) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that,
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(i)    such assignment does not conflict with any Applicable Law;
(ii)    no Event of Default or (after notice thereof to the Borrower) no Default shall have occurred and be continuing at the time of such assignment;
(iii)    such replaced Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it under the Loan Documents (including any amounts under Sections 4.1, 4.2, 4.4, 4.5, 4.6 and 14.6) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);
(iv)     the Borrower shall remain liable to such replaced Lender under Sections 4.1, 4.2, 4.4, 4.5, 4.6 and 14.6 for events occurring prior to such assignment;
(v)    in the case of any such assignment resulting from (A) a claim for compensation under Sections 4.1 or 4.2 or payments required to be made pursuant to Section 4.5, such assignment will result in a reduction in such compensation or payments thereafter and (B) a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent;
(vi)    the Administrative Agent shall have received from the Borrower any processing fees required under Section 13.3; and
(vii)    any such assignment shall not be deemed to be a waiver of any rights which the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender.
A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.
Each party hereto agrees that (x) an assignment required pursuant to this Section 4.7 may be effected pursuant to an Assignment and Assumption Agreement executed by the Borrower, the Administrative Agent and the assignee and (y) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to and be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender or the Administrative Agent, provided, further that any such documents shall be without recourse to or warranty by the parties thereto.
4.8.    Changed Circumstances.
(a)     Circumstances Affecting Benchmark Availability. Subject to clause (c) below, in connection with any request for a SOFR Borrowing or a conversion to or continuation thereof or otherwise, if for any reason (i) the Administrative Agent shall determine (which determination shall
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be conclusive and binding absent manifest error) that (x) if Daily Simple SOFR is utilized in any calculations hereunder or under any other Loan Document with respect to any Obligations, interest, fees, commissions or other amounts, reasonable and adequate means do not exist for ascertaining Daily Simple SOFR pursuant to the definition thereof or (y) Term SOFR is utilized in any calculations hereunder or under any other Loan Document with respect to any Obligations, interest, fees, commissions or other amounts, reasonable and adequate means do not exist for ascertaining Term SOFR for the applicable Interest Period with respect to a proposed Term SOFR Loan on or prior to the first day of such Interest Period or (ii) the Required Lenders shall determine (which determination shall be conclusive and binding absent manifest error) that (x) if Daily Simple SOFR is utilized in any calculations hereunder or under any other Loan Document with respect to any Obligations, interest, fees, commissions or other amounts, Daily Simple SOFR does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Daily Simple SOFR Loans or (y) if Term SOFR is utilized in any calculations hereunder or under any other Loan Document with respect to any Obligations, interest, fees, commissions or other amounts, Term SOFR does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Term SOFR Loans during the applicable Interest Period and, in the case of (x) and (y) immediately above, the Required Lenders have provided notice of such determination to the Administrative Agent, then, in each case, the Administrative Agent shall promptly give notice thereof to the Borrower. Upon notice thereof by the Administrative Agent to the Borrower, any obligation of the Lenders to make SOFR Loans, and any right of the Borrower to convert any Loan to or continue any Loan as a SOFR Loan, shall be suspended (to the extent of the affected SOFR Loans or, with respect to any Term SOFR Loan, the affected Interest Periods) until the Administrative Agent (with respect to clause (ii), at the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (A) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans (to the extent of the affected SOFR Loans or, with respect to any Term SOFR Loan, the affected Interest Periods) or, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans in the amount specified therein and (B) any outstanding affected Term SOFR Loans will be deemed to have been converted into Base Rate Loans at the end of the applicable Interest Period and any outstanding affected Daily Simple SOFR Loans will be deemed to have been converted into Base Rate Loans immediately. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 4.4.

(b)     Laws Affecting SOFR Availability. If, after the date hereof, the introduction of, or any change in, any Applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations hereunder to make or maintain any SOFR Loan, or to determine or charge interest based upon SOFR, Daily Simple SOFR, the Term SOFR Reference Rate or Term SOFR, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the Borrower and the other Lenders (an “Illegality Notice”). Thereafter, until each affected Lender notifies the Administrative Agent and the Administrative Agent notifies
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the Borrower that the circumstances giving rise to such determination no longer exist, (i) any obligation of the Lenders to make SOFR Loans, and any right of the Borrower to convert any Loan to a SOFR Loan or continue any Loan as a SOFR Loan, shall be suspended and (ii) if necessary to avoid such illegality, the Administrative Agent shall compute the Base Rate without reference to clause (c) of the definition of “Base Rate”. Upon receipt of an Illegality Notice, the Borrower shall, if necessary to avoid such illegality, upon demand from any Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all SOFR Loans to Base Rate Loans (in each case, if necessary to avoid such illegality, the Administrative Agent shall compute the Base Rate without reference to clause (c) of the definition of “Base Rate”), (x) immediately with respect to any Daily Simple SOFR Loans or (y) on the last day of the Interest Period therefor with respect to any Term SOFR Loans, if all affected Lenders may lawfully continue to maintain such Term SOFR Loans, to such day, or immediately, if any Lender may not lawfully continue to maintain such Term SOFR Loans to such day. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 4.4.

(c)     Benchmark Replacement Setting.

(i)     Benchmark Replacement. (A) Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event with respect to any Benchmark, the Administrative Agent and the Borrower may amend this Agreement to replace such Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 4.8(c)(i)(A) will occur prior to the applicable Benchmark Transition Start Date.

(B)     No documentation related to a Rate Management Transaction shall be deemed a “Loan Document” for purposes of this Section 4.8(c).

(ii)     Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes it reasonably determines are appropriate from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

(iii)     Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will promptly notify the Borrower of (x) the
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removal or reinstatement of any tenor of a Benchmark pursuant to Section 4.8(c)(iv) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 4.8(c), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 4.8(c).

(iv)     Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if any then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(v)     Benchmark Unavailability Period.     Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a given Benchmark, (A) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans, (B) any outstanding affected Term SOFR Loans will be deemed to have been converted to Base Rate Loans at the end of the applicable Interest Period and (C) any outstanding affected Daily Simple SOFR Loans will be deemed to have been immediately converted to Base Rate Loans. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 4.4. During a Benchmark Unavailability Period with respect to any Benchmark or at any time that a tenor for any then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark that is the subject of such Benchmark Unavailability Period or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate.

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ARTICLE V.

CONDITIONS PRECEDENT
5.1.    Conditions Precedent to Closing. The Lenders shall not be required to make the initial Loans pursuant to Section 2.1 hereunder unless (i) the Borrower shall have paid all fees then due and payable to the Lenders, each Arranger and the Administrative Agent hereunder, including reasonable legal fees and out-of-pocket expenses, (ii) all of the conditions set forth in Section 5.2 are satisfied, and (iii) the Borrower shall have furnished to the Administrative Agent, in form and substance satisfactory to the Lenders and their counsel and with sufficient copies for the Lenders, the following:

(a)    Certificates of Limited Partnership/Incorporation. A copy of the Certificate of Limited Partnership for the Borrower and a copy of the articles of incorporation of the General Partner, each certified by the appropriate Secretary of State or equivalent state official.
(b)    Agreements of Limited Partnership/Bylaws. A copy of the Agreement of Limited Partnership for the Borrower and a copy of the bylaws of the General Partner, including all amendments thereto, each certified by the Secretary or an Assistant Secretary of the General Partner as being in full force and effect on the Agreement Execution Date.
(c)    Good Standing Certificates. A certified copy of a certificate from the Secretary of State or equivalent state official of the states where the Borrower and the General Partner are organized, dated as of the most recent practicable date, showing the good standing or partnership qualification (if issued) of (i) the Borrower, and (ii) the General Partner.
(d)    Foreign Qualification Certificates. A certified copy of a certificate from the Secretary of State or equivalent state official of the state where the Borrower and the General Partner maintain their principal place of business, dated as of the most recent practicable date, showing the qualification to transact business in such state as a foreign limited partnership or foreign corporation, as the case may be, for (i) the Borrower, and (ii) the General Partner.
(e)    Resolutions. A copy of a resolution or resolutions adopted by the Board of Directors of the General Partner, certified by the Secretary or an Assistant Secretary of the General Partner as being in full force and effect on the Agreement Execution Date, authorizing the Borrowings provided for herein and the execution, delivery and performance of the Loan Documents by the General Partner to be executed and delivered by it hereunder on behalf of itself and the Borrower.

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(f)    Incumbency Certificate. A certificate, signed by the Secretary or an Assistant Secretary of the General Partner and dated the Agreement Execution Date, as to the incumbency, and containing the specimen signature or signatures, of the Persons authorized to execute and deliver the Loan Documents to be executed and delivered by it and the Borrower hereunder.
(g)    Loan Documents. (i) From each party hereto either (A) a counterpart of this Agreement signed on behalf of such party or (B) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement and (ii) duly executed copies of the other Loan Documents.
(h)    Opinion of Borrower’s Counsel. A written opinion, dated the Agreement Execution Date, from outside counsel for the Borrower which counsel is reasonably satisfactory to Administrative Agent.
(i)    Opinion of General Partner’s Counsel. A written opinion, dated the Agreement Execution Date, from outside counsel for the General Partner which counsel is reasonably satisfactory to Administrative Agent.
(j)    Financial and Related Information. The following information:
(i)    The most recent financial statements of the Borrower and the General Partner and a certificate from a Qualified Officer of the Borrower that no change in the Borrower’s financial condition that would have a Material Adverse Effect has occurred since December 31, 2024; and
(ii)    A Disbursement Instruction Agreement, in substantially the form of Exhibit C hereto, addressed to the Administrative Agent and signed by a Qualified Officer, together with such other related money transfer authorizations as the Administrative Agent may have reasonably requested.
(k)    Closing Certificate. A certificate, signed by an officer of the Borrower, stating that on the Agreement Execution Date no Default or Event of Default has occurred and is continuing and that all representations and warranties of the Borrower contained herein are true and correct as of the Agreement Execution Date as and to the extent set forth herein.
(l)    Revolving Loan Agreement. Evidence of the amendment and restatement of that certain Fourth Amended and Restated Unsecured Revolving Credit Agreement, dated as of July 7, 2021, by and among the Borrower, the General Partner, the lenders from time to time party thereto and Wells, as administrative agent thereunder.
(m)    PATRIOT Act, etc. At least five (5) Business Days prior to the Closing Date, (i) all documentation and other information reasonably requested by the Administrative Agent or any Lender or required by regulatory authorities in order for the Administrative Agent and the Lenders to comply with requirements of any Anti-Corruption Laws or Anti-
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Money Laundering Laws, including the PATRIOT Act and any applicable “know your customer” rules and regulations, and (ii) to the extent requested by the Administrative Agent or any Lender, a Beneficial Ownership Certification in relation to the Borrower.
(n)    Other Evidence as any Lender May Require. Such other evidence as any Lender may reasonably request to establish the consummation of the transactions contemplated hereby, the taking of all necessary actions in any proceedings in connection herewith and compliance with the conditions set forth in this Agreement.
When all such conditions have been fulfilled (or, in the Lenders’ sole discretion, waived by Lenders), the Administrative Agent shall confirm in writing to the Borrower that the initial Borrowings are then available to the Borrower hereunder.
5.2.    Conditions Precedent to Borrowings. The occurrence of each Effective Date is subject to the following additional terms and conditions:

(a)    prior to and after giving effect to each such Effective Date, no Default or Event of Default shall have occurred and be continuing under this Agreement or any of the Loan Documents, and the Borrower shall deliver a certificate of the Borrower to such effect; and
(b)    The representations and warranties contained in Article VI and VII are true and correct in all material respects (except with respect to matters which have been disclosed in writing to and approved by the Required Lenders) as of such Effective Date, as and to the extent set forth therein, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date.
Subject to the last grammatical paragraphs of Article VI and VII hereof, each Borrowing Notice shall constitute a representation and warranty by the Borrower that the conditions contained in Sections 5.2(a) and (b) have been satisfied. Unless set forth in writing to the contrary, the making of its initial Loan or Incremental Loan by a Lender shall constitute a certification by such Lender to the Administrative Agent and the other Lenders that the conditions precedent for initial Loans set forth in Section 5.1 and Section 5.2 (if applicable) that have not previously been waived by the Lenders in accordance with the terms of this Agreement have been satisfied.
ARTICLE VI.

REPRESENTATIONS AND WARRANTIES
The Borrower hereby represents and warrants to the Lenders that:
6.1.    Existence. The Borrower is a limited partnership duly organized and existing under the laws of the State of Delaware, with its principal place of business in the State of Illinois, and is duly qualified as a foreign limited partnership, properly licensed (if required), in good standing and has all requisite authority to conduct its business in each jurisdiction in which it owns Properties and, except where the failure to be so qualified or to obtain such authority would not have a
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Material Adverse Effect, in each other jurisdiction in which its business is conducted. Each of its Subsidiaries is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite authority to conduct its business in each jurisdiction in which it owns Property, and except where the failure to be so qualified or to obtain such authority would not have a Material Adverse Effect, in each other jurisdiction in which it conducts business.

6.2.    Corporate/Partnership Powers. The execution, delivery and performance of the Loan Documents required to be delivered by the Borrower hereunder are within the partnership authority of such entity and the corporate powers of the general partners of such entity, have been duly authorized by all requisite action, and are not in conflict with the terms of any organizational instruments of such entity, or any instrument or agreement to which the Borrower or the General Partner is a party or by which the Borrower, the General Partner or any of their respective assets may be bound or affected.

6.3.    Power of Officers. The officers of the General Partner executing the Loan Documents required to be delivered by such entities hereunder have been duly elected or appointed and were fully authorized to execute the same at the time each such agreement, certificate or instrument was executed.

6.4.    Government and Other Approvals. No approval, consent, exemption or other action by, or notice to or filing with, any governmental authority is necessary in connection with the execution, delivery or performance of the Loan Documents required hereunder.

6.5.    Solvency.

(i)    Immediately after the Agreement Execution Date and immediately following the making of each Loan and after giving effect to the application of the proceeds of such Loans, (a) the fair value of the assets of the Borrower and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, subordinated, contingent or otherwise, of the Borrower and its Subsidiaries on a consolidated basis; (b) the present fair saleable value of the Properties of the Borrower and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Borrower and its Subsidiaries on a consolidated basis on their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the Borrower and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) the Borrower and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted after the date hereof.
(ii)    The Borrower and its Subsidiaries, on a consolidated basis, do not intend to incur debts beyond their ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such
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Person and the timing of the amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Person.
6.6.    Compliance With Laws. There is no judgment, decree or order or any law, rule or regulation of any court or governmental authority binding on the Borrower or any of its Subsidiaries which would be contravened by the execution, delivery or performance of the Loan Documents required hereunder.

6.7.    Enforceability of Agreement. This Agreement is the legal, valid and binding agreement of the Borrower, and the Notes when executed and delivered will be the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, and the Loan Documents required hereunder, when executed and delivered, will be similarly legal, valid, binding and enforceable except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors generally.

6.8.    Title to Property. To the best of the Borrower’s knowledge after due inquiry, the Borrower or its Subsidiaries has good and marketable title to the Properties and assets reflected in the financial statements as owned by it or any such Subsidiary free and clear of Liens except for the Permitted Liens. The execution, delivery or performance of the Loan Documents required to be delivered by the Borrower hereunder will not result in the creation of any Lien on the Properties. No consent to the transactions contemplated hereunder is required from any ground lessor or mortgagee or beneficiary under a deed of trust or any other party except as has been delivered to the Lenders.

6.9.    Litigation. There are no suits, arbitrations, claims, disputes or other proceedings (including, without limitation, any civil, criminal, administrative or environmental proceedings), pending or, to the best of the Borrower’s knowledge, threatened against or affecting the Borrower or any of the Properties, the adverse determination of which individually or in the aggregate would have a Material Adverse Effect on the Borrower and/or would cause a Material Adverse Financial Change of the Borrower or materially impair the Borrower’s ability to perform its obligations hereunder or under any instrument or agreement required hereunder, except as disclosed on Schedule 6.9 hereto, or otherwise disclosed to Lenders in accordance with the terms hereof.

6.10.    Events of Default. No Default or Event of Default has occurred and is continuing or would result from the incurring of obligations by the Borrower under any of the Loan Documents.

6.11.    Investment Company Act of 1940. The Borrower is not and will by such acts as may be necessary continue not to be, an investment company within the meaning of the Investment Company Act of 1940.

6.12.    Public Utility Holding Company Act. The Borrower is not a “holding company” or a “subsidiary company” of a “holding company,” or an “affiliate” of a “holding company,” or of a “subsidiary company” of a “holding company,” within the definitions of the Public Utility Holding Company Act of 1935, as amended.
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6.13.    Regulation U. The proceeds of the Borrowings will not be used, directly or indirectly, in a manner which would cause the Facility to be treated as a “Purpose Credit.”

6.14.    No Material Adverse Financial Change. There has been no Material Adverse Financial Change in the condition of the Borrower since December 31, 2024.

6.15.    Financial Information. All financial statements furnished to the Lenders by or at the direction of the Borrower and all other financial information and data furnished by the Borrower to the Lenders are complete and correct in all material respects as of the date thereof, and such financial statements have been prepared in accordance with GAAP and fairly present the consolidated financial condition and results of operations of the Borrower as of such date; provided, however, that with respect to projected financial information and information of a general economic or industry specific nature, the Borrower represents only that such information has been prepared in good faith based on assumptions believed by the Borrower to be reasonable at the time made. The Borrower has no contingent obligations, liabilities for taxes or other outstanding financial obligations which are material in the aggregate, except as disclosed in such statements, information and data.

6.16.    Factual Information. All factual information heretofore or contemporaneously furnished by or on behalf of the Borrower to the Lenders for purposes of or in connection with this Agreement and the other Loan Documents and the transactions contemplated therein is, and all other such factual information hereafter furnished by or on behalf of the Borrower to the Lenders will be, true and accurate (taken as a whole) in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time. As of the Closing Date, all of the information included in any Beneficial Ownership Certification is true and correct.

6.17.    ERISA. (i) The Borrower is not an entity deemed to hold “plan assets” within the meaning of ERISA or any regulations promulgated thereunder of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan within the meaning of Section 4975 of the Code, and (ii) the execution of this Agreement and the transactions contemplated hereunder do not give rise to a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code.

6.18.    Taxes. All required Federal, state and other material tax returns have been filed by the Borrower with the appropriate authorities except (i) to the extent that extensions of time to file have been requested, granted and have not expired and (ii) to the extent such taxes are being contested in good faith and for which adequate reserves, in accordance with GAAP, are being maintained.

6.19.    Environmental Matters. Except as disclosed in Schedule 6.19, each of the following representations and warranties is true and correct except to the extent that the facts and circumstances giving rise to any such failure to be so true and correct, in the aggregate, could not reasonably be expected to have a Material Adverse Effect:
(i)    To the knowledge of the Borrower, the Properties of the Borrower, its Subsidiaries, and Investment Affiliates do not contain any Materials of
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Environmental Concern in amounts or concentrations which constitute a violation of, or could reasonably give rise to liability under, Environmental Laws.
(ii)    The Borrower has not received any written notice alleging that any or all of the Properties of the Borrower and its Subsidiaries and Investment Affiliates and all operations at the Properties are not currently in compliance with all applicable Environmental Laws. Further, the Borrower has not received any written notice alleging the current existence of any contamination at or under such Properties in amounts or concentrations which constitute a violation of any Environmental Law, or any violation of any Environmental Law with respect to such Properties for which the Borrower, its Subsidiaries or Investment Affiliates is or could be liable.
(iii)    Neither the Borrower nor any of its Subsidiaries or Investment Affiliates has received any written notice of current non-compliance, liability or potential liability regarding Environmental Laws with regard to any of the Properties, nor does it have knowledge that any such notice will be received or is being threatened.
(iv)    To the knowledge of the Borrower during the ownership of the Properties by any or all of the Borrower, its Subsidiaries and Investment Affiliates, Materials of Environmental Concern have not been transported or disposed of from the Properties of the Borrower and its Subsidiaries and Investment Affiliates in violation of, or in a manner or to a location which could reasonably give rise to liability of the Borrower, any Subsidiary, or any Investment Affiliate under, Environmental Laws, nor during the ownership of the Properties by any or all of the Borrower, its Subsidiaries and Investment Affiliates have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of such Properties in violation of, or in a manner that could give rise to liability of the Borrower, any Subsidiary or any Investment Affiliate under, any applicable Environmental Laws.
(v)    No judicial proceedings or governmental or administrative action is pending, or, to the knowledge of the Borrower, threatened, under any Environmental Law to which the Borrower, any of its Subsidiaries, or any Investment Affiliate, is named as a party with respect to the Properties of such entity, nor are there any consent decrees or other decrees, consent orders, administrative order or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to such Properties for which the Borrower, its Subsidiaries, or any Investment Affiliate is or could be liable.
(vi)    To the knowledge of the Borrower during the ownership of the Properties by any or all of the Borrower, its Subsidiaries and Investment Affiliates, there has been no release or threat of release of Materials of Environmental Concern at or from the Properties of the Borrower and its Subsidiaries and Investment Affiliates, or arising from or related to the operations of such entity in connection with the Properties in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws.
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6.20.    Insurance. The Borrower maintains insurance on its properties consistent with the insurance maintained by other institutional owners of similar properties.

6.21.    No Brokers. The Borrower has dealt with no brokers in connection with this Facility, and no brokerage fees or commissions are payable by or to any Person in connection with this Agreement or the Borrowings. Lenders shall not be responsible for the payment of any fees or commissions to any broker and the Borrower shall indemnify, defend and hold Lenders harmless from and against any claims, liabilities, obligations, damages, costs and expenses (including reasonable attorneys’ fees and disbursements) made against or incurred by Lenders as a result of claims made or actions instituted by any broker or Person claiming by, through or under the Borrower in connection with the Facility.

6.22.    No Violation of Usury Laws. No aspect of any of the transactions contemplated herein violate or will violate any usury laws or laws regarding the validity of agreements to pay interest in effect on the date hereof.

6.23.    Not a Foreign Person. The Borrower is not a “foreign person” within the meaning of Section 1445 or 7701 of the Internal Revenue Code.

6.24.    No Trade Name. Except for the name “First Industrial,” and except as otherwise set forth on Schedule 6.24 attached hereto, the Borrower does not use any trade name and has not and does not do business under any name other than their actual names set forth herein. The principal place of business of the Borrower is as stated in the recitals hereto.

6.25.    Subsidiaries. Schedule 6.25 hereto contains an accurate list of all of the presently existing Subsidiaries of the Borrower, setting forth the percentage of their respective Capital Stock owned by it or its Subsidiaries. All of the issued and outstanding shares of Capital Stock of such Subsidiaries have been duly authorized and issued and are fully paid and non-assessable.

6.26.    Unencumbered Assets. Schedule 6.26 hereto contains a complete and accurate description of Unencumbered Assets as of December 31, 2024 and as supplemented from time to time including the entity that owns each Unencumbered Asset. With respect to each Project identified from time to time as an Unencumbered Asset, the Borrower hereby represents and warrants as follows except to the extent disclosed in writing to the Lenders and approved by the Required Lenders (which approval shall not be unreasonably withheld) or except to the extent the failure of such representation and warranty to be true would not materially adversely affect the use and operation of such Project for its intended use or its marketability or value:

(a)    No portion of any improvement on the Unencumbered Asset is located in an area identified by the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, or any successor law, or, if located within any such area, the Borrower has obtained and will maintain the insurance prescribed in Section 6.20 hereof.
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(b)    To the Borrower’s knowledge, the Unencumbered Asset and the present use and occupancy thereof are in material compliance with all Applicable Laws (including all Environmental Laws).
(c)    The Unencumbered Asset is served by all utilities required for the current or contemplated use thereof. All utility service is provided by public utilities and the Unencumbered Asset has accepted or is equipped to accept such utility service.
(d)    All public roads and streets necessary for service of and access to the Unencumbered Asset for the current or contemplated use thereof have been completed, are serviceable and all-weather and are physically and legally open for use by the public.
(e)    The Unencumbered Asset is served by public water and sewer systems or, if the Unencumbered Asset is not serviced by a public water and sewer system, such alternate systems are adequate and meet, in all material respects, all requirements and regulations of, and otherwise complies in all material respects with, all Applicable Laws with respect to such alternate systems.
(f)    The Borrower is not aware of any latent or patent structural or other significant deficiency of the Unencumbered Asset. The Unencumbered Asset is free of damage and waste that would materially and adversely affect the value of the Unencumbered Asset, is in good repair and there is no deferred maintenance other than ordinary wear and tear. The Unencumbered Asset is free from damage caused by fire or other casualty. There is no pending or, to the actual knowledge of the Borrower threatened condemnation proceedings affecting the Unencumbered Asset, or any material part thereof.
(g)    To the Borrower’s knowledge, all liquid and solid waste disposal, septic and sewer systems located on the Unencumbered Asset are in a good and safe condition and repair and to the Borrower’s knowledge, in material compliance with all Applicable Laws with respect to such systems.
(h)    All improvements on the Unencumbered Asset lie within the boundaries and building restrictions of the legal description of record of the Unencumbered Asset, no such improvements encroach upon easements benefiting the Unencumbered Asset other than encroachments that do not materially adversely affect the use or occupancy of the Unencumbered Asset and no improvements on adjoining properties encroach upon the Unencumbered Asset or easements benefiting the Unencumbered Asset other than encroachments that do not materially adversely affect the use or occupancy of the Unencumbered Asset. All amenities, access routes or other items that materially benefit the Unencumbered Asset are under direct control of the Borrower, constitute permanent easements that benefit all or part of the Unencumbered Asset or are public property, and the Unencumbered Asset, by virtue of such easements or otherwise, is contiguous to a physically open, dedicated all weather public street, and has the necessary permits for ingress and egress.
(i)    There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, or other outstanding charges
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affecting the Unencumbered Asset except to the extent such items are being contested in good faith and as to which adequate reserves have been provided.
(j)    The Unencumbered Asset satisfies each of the requirements for an Unencumbered Asset as set forth in the definition thereof.
A breach of any of the representations and warranties contained in this Section 6.26 with respect to a Project shall disqualify such Project from being an Unencumbered Asset for so long as such breach continues (unless otherwise approved by the Required Lenders) but shall not constitute a Default or Event of Default (unless the elimination of such Property as an Unencumbered Asset results in a Default or Event of Default under one of the other provisions of this Agreement).
6.27.    Anti-Corruption Laws and Sanctions.
(a)    None of the Borrower or any of its Subsidiaries, nor, to the knowledge of the Borrower, any of the directors, officers, employees, agents or Affiliates of the Borrower or of any of its Subsidiaries (i) is a Sanctioned Person or currently the target of any Sanctions, (ii) has its assets located in a Sanctioned Country, (iii) is under administrative, civil or criminal investigation for an alleged violation of, or received notice from or made a voluntary disclosure to any governmental entity regarding a possible violation of, Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions by a governmental authority that enforces Sanctions or any Anti-Corruption Laws or any Anti-Money Laundering Laws, or (iv) to the knowledge of the Borrower, except as may be disclosed by the Borrower to the Administrative Agent from time to time, derives any of its assets or operating income from investments in or transactions with any Sanctioned Person.
(b)    The Borrower and its Subsidiaries and, to the knowledge of the Borrower, their respective officers, directors, employees, agents and Affiliates, are in compliance with Anti-Corruption Laws and Anti-Money Laundering Laws in all material respects and applicable Sanctions.
(c)    Each of the Borrower and its Subsidiaries has implemented and maintains in effect policies and procedures reasonably designed to ensure compliance by the Borrower and its Subsidiaries and their respective directors, officers, employees, agents and Affiliates with all Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions.
(d)    No Loan, use of the proceeds of any Loan, or other transactions contemplated hereby will violate (x) Anti-Corruption Laws, (y) Anti-Money Laundering Laws or (z) any Sanctions applicable to any party hereto. No proceeds of any Loan have been used, directly or indirectly, by the Borrower, any of its Subsidiaries or any of its or their respective directors, officers, employees and agents in violation of the second sentence of Section 9.4. Neither the making of the Loans nor the use of the proceeds thereof will violate the Patriot Act, the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto or successor statute thereto. The Borrower and its Subsidiaries are in compliance in all material respects with the Patriot Act.
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6.28.    Affected Financial Institutions. No Loan Party is an Affected Financial Institution.
6.29.    Outbound Investment Rules. Neither the Borrower nor any of its Subsidiaries is a “covered foreign person” as that term is used in the Outbound Investment Rules. Neither the Borrower nor any of its Subsidiaries currently engages, or has any present intention to engage in the future, directly or indirectly, in (i) a “covered activity” or a “covered transaction,” as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction,” as each such term is defined in the Outbound Investment Rules, if the Borrower were a U.S. Person or (iii) any other activity that would cause the Administrative Agent or any Lender to be in violation of the Outbound Investment Rules or cause the Administrative Agent or any Lender to be legally prohibited by the Outbound Investment Rules from performing under this Agreement. As used in this Section 6.29, “U.S. Person” means any United States citizen, lawful permanent resident, entity organized under the laws of the United States or any jurisdiction within the United States, including any foreign branch of any such entity, or any person in the United States.

The Borrower agrees that all of its representations and warranties set forth in Article VI of this Agreement and elsewhere in this Agreement are true on the Agreement Execution Date, and will be true on each Effective Date in all material respects (except with respect to matters which have been disclosed in writing to and approved by the Required Lenders), and will be true in all material respects (except with respect to matters which have been disclosed in writing to and approved by the Required Lenders) upon the date which any extension of the Maturity Date is effectuated pursuant to Section 2.19 and upon the date of each request for disbursement of a Borrowing, provided that the Borrower shall only be obligated to update any Schedules referred to in this Article VI and the financial statements required under Section 8.2(a) on a quarterly basis, unless any change otherwise required to be disclosed could reasonably be expected to have a Material Adverse Effect. Each request for disbursement hereunder and any request for an extension of the Maturity Date pursuant to Section 2.19 shall constitute a reaffirmation of such representations and warranties as deemed modified in accordance with the disclosures made and approved, as aforesaid, as of the date of such request and disbursement.
ARTICLE VII.

ADDITIONAL REPRESENTATIONS AND WARRANTIES
The General Partner hereby represents and warrants to the Lenders that:
7.1.    Existence. The General Partner is a corporation duly organized and existing under the laws of the State of Maryland, with its principal place of business in the State of Illinois, is duly qualified as a foreign corporation and properly licensed (if required) and in good standing in each jurisdiction where the failure to qualify or be licensed (if required) would constitute a Material Adverse Financial Change with respect to the General Partner or have a Material Adverse Effect on the business or properties of the General Partner.

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7.2.    Corporate Powers. The execution, delivery and performance of the Loan Documents required to be delivered by the General Partner hereunder are within the corporate powers of the General Partner, have been duly authorized by all requisite corporate action, and are not in conflict with the terms of any organizational instruments of the General Partner, or any instrument or agreement to which the General Partner is a party or by which the General Partner or any of its assets is bound or affected.
7.3.    Power of Officers. The officers of the General Partner executing the Loan Documents required to be delivered by the General Partner hereunder have been duly elected or appointed and were fully authorized to execute the same at the time each such agreement, certificate or instrument was executed.

7.4.    Government and Other Approvals. No approval, consent, exemption or other action by, or notice to or filing with, any governmental authority is necessary in connection with the execution, delivery or performance of the Loan Documents required hereunder.

7.5.    Compliance With Laws. There is no judgment, decree or order or any law, rule or regulation of any court or governmental authority binding on the General Partner which would be contravened by the execution, delivery or performance of the Loan Documents required hereunder.

7.6.    Enforceability of Agreement. This Agreement is the legal, valid and binding agreement of the General Partner, as the general partner of the Borrower, enforceable against the General Partner in accordance with its respective terms, and the Loan Documents required hereunder, when executed and delivered, will be similarly legal, valid, binding and enforceable except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors generally.

7.7.    Liens; Consents. The execution, delivery or performance of the Loan Documents required to be delivered by the General Partner hereunder will not result in the creation of any Lien on the Properties other than in favor of the Lenders. No consent to the transactions hereunder is required from any ground lessor or mortgagee or beneficiary under a deed of trust or any other party except as has been delivered to the Lenders.

7.8.    Litigation. There are no suits, arbitrations, claims, disputes or other proceedings (including, without limitation, any civil, criminal, administrative or environmental proceedings), pending or, to the best of the General Partner’s knowledge, threatened against or affecting the General Partner or any of the Properties, the adverse determination of which individually or in the aggregate would have a Material Adverse Effect on the General Partner and/or would cause a Material Adverse Financial Change with respect to the General Partner or materially impair the General Partner’s ability to perform its obligations hereunder or under any instrument or agreement required hereunder, except as disclosed on Schedule 7.8 hereto, or otherwise disclosed to Lenders in accordance with the terms hereof.

7.9.    Events of Default. No Default or Event of Default has occurred and is continuing or would result from the incurring of obligations by the General Partner under any of the Loan Documents.
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7.10.    Investment Company Act of 1940. The General Partner is not, and will by such acts as may be necessary continue not to be, an investment company within the meaning of the Investment Company Act of 1940.
7.11.    Public Utility Holding Company Act. The General Partner is not a “holding company” or a “subsidiary company” of a “holding company,” or an “affiliate” of a “holding company,” or of a “subsidiary company” of a “holding company,” within the definitions of the Public Utility Holding Company Act of 1935, as amended.
7.12.    No Material Adverse Financial Change. There has been no Material Adverse Financial Change in the condition of the General Partner since December 31, 2024.
7.13.    Financial Information. All financial statements furnished to the Lenders by or on behalf of the General Partner and all other financial information and data furnished by or on behalf of the General Partner to the Lenders are complete and correct in all material respects as of the date thereof, and such financial statements have been prepared in accordance with GAAP and fairly present the consolidated financial condition and results of operations of the General Partner as of such date; provided, however, that with respect to projected financial information and information of a general economic or industry specific nature, the General Partner represents only that such information has been prepared in good faith based on assumptions believed by the General Partner to be reasonable at the time made. The General Partner has no contingent obligations, liabilities for taxes or other outstanding financial obligations which are material in the aggregate, except as disclosed in such statements, information and data.
7.14.    Factual Information. All factual information heretofore or contemporaneously furnished by or on behalf of the General Partner to the Lenders for purposes of or in connection with this Agreement and the other Loan Documents and the transactions contemplated therein is, and all other such factual information hereafter furnished by or on behalf of the General Partner to the Lenders will be, true and accurate in all material respects (taken as a whole) on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time.
7.15.    ERISA. (i) The General Partner is not an entity deemed to hold “plan assets” within the meaning of ERISA or any regulations promulgated thereunder of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan within the meaning of Section 4975 of the Code, and (ii) the execution of this Agreement and the transactions contemplated hereunder do not give rise to a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code.
7.16.    Taxes. All required Federal, state and other material tax returns have been filed by the General Partner with the appropriate authorities except (i) to the extent that extensions of time to file have been requested, granted and have not expired and (ii) to the extent such taxes are being contested in good faith and for which adequate reserves, in accordance with GAAP, are being maintained.
7.17.    No Brokers. The General Partner has dealt with no brokers in connection with this Facility, and no brokerage fees or commissions are payable by or to any Person in connection with
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this Agreement or the Borrowings. Lenders shall not be responsible for the payment of any fees or commissions to any broker and the General Partner shall indemnify, defend and hold Lender harmless from and against any claims, liabilities, obligations, damages, costs and expenses (including reasonable attorneys’ fees and disbursements) made against or incurred by Lender as a result of claims made or actions instituted by any broker or Person claiming by, through or under the General Partner in connection with the Facility.
7.18.    Subsidiaries. Schedule 7.18 hereto contains an accurate list of all of the presently existing Subsidiaries of the General Partner, setting forth their respective jurisdictions of formation and the percentage of their respective Capital Stock owned by it or its Subsidiaries. All of the issued and outstanding shares of Capital Stock of such Subsidiaries have been duly authorized and issued and are fully paid and non-assessable.

7.19.    Status. General Partner is a corporation listed and in good standing on a national securities exchange and is currently qualified as a real estate investment trust under the Code.

7.20.    Anti-Corruption Laws and Sanctions.

(a)    None of the General Partner, the Borrower, any of the other Subsidiaries of the General Partner, or, to the knowledge of the General Partner, any other Affiliate of the General Partner or any of their respective directors, officers, employees, agents or Affiliates: (i) is a Sanctioned Person or currently the target of any Sanctions, (ii) has its assets located in a Sanctioned Country, (iii) is under administrative, civil or criminal investigation for an alleged violation of, or received notice from or made a voluntary disclosure to any governmental entity regarding a possible violation of, Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions by a governmental authority that enforces Sanctions or any Anti-Corruption Laws or any Anti-Money Laundering Laws, or (iv) to the knowledge of the General Partner, except as may be disclosed by the General Partner to the Administrative Agent from time to time, directly or indirectly derives any of its assets or operating income from investments in or transactions with any Sanctioned Person.

(b)    The General Partner and its Affiliates and, to the knowledge of the General Partner, their respective officers, directors, employees, agents and Affiliates, are in compliance with Anti-Corruption Laws and Anti-Money Laundering Laws in all material respects and applicable Sanctions.
(c)    Each of the General Partner and its Affiliates has implemented and maintains in effect policies and procedures reasonably designed to ensure compliance by the General Partner and its Affiliates and their respective directors, officers, employees, agents and Affiliates with all Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions.
(d)    No Loan or other transaction contemplated hereby will violate (x) Anti-Corruption Laws, (y) Anti-Money Laundering Laws or (z) any Sanctions applicable to any party hereto. No proceeds of any Loan have been used by the General Partner or any of its Affiliates or any of its or their respective directors, officers, employees and agents in violation of the second sentence of Section 9.4. Neither the making of the Loans nor the use
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of the proceeds thereof will violate the Patriot Act, the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto or successor statute thereto. The Borrower and its Subsidiaries are in compliance in all material respects with the Patriot Act.
7.21.    Outbound Investment Rules. Neither the General Partner nor any of its Subsidiaries is a “covered foreign person” as that term is used in the Outbound Investment Rules. Neither the General Partner nor any of its Subsidiaries currently engages, or has any present intention to engage in the future, directly or indirectly, in (i) a “covered activity” or a “covered transaction,” as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction,” as each such term is defined in the Outbound Investment Rules, if the General Partner were a U.S. Person or (iii) any other activity that would cause the Administrative Agent or any Lender to be in violation of the Outbound Investment Rules or cause the Administrative Agent or any Lender to be legally prohibited by the Outbound Investment Rules from performing under this Agreement. As used in this Section 7.21, “U.S. Person” means any United States citizen, lawful permanent resident, entity organized under the laws of the United States or any jurisdiction within the United States, including any foreign branch of any such entity, or any person in the United States.

The General Partner agrees that all of its representations and warranties set forth in Article VII of this Agreement and elsewhere in this Agreement are true as of the Agreement Execution Date, and will be true on each Effective Date in all material respects (except with respect to matters which have been disclosed in writing to and approved by the Required Lenders), and will be true in all material respects (except with respect to matters which have been disclosed in writing to and approved by the Required Lenders) upon each request for disbursement of a Borrowing, provided that the General Partner shall only be obligated to update any Schedules referred to in this Article VII and the financial statements required under Section 8.2(a) on a quarterly basis, unless any change otherwise required to be disclosed could reasonably be expected to have a Material Adverse Effect. Each request for disbursement hereunder shall constitute a reaffirmation of such representations and warranties as deemed modified in accordance with the disclosures made and approved, as aforesaid, as of the date of such request and disbursement.

ARTICLE VIII.

AFFIRMATIVE COVENANTS
The Borrower (and the General Partner, if expressly included in the Sections contained in this Article) covenant and agree that so long as the Term Loan Commitment of any Lender shall remain available and until the full and final payment of all Obligations incurred under the Loan Documents each will:

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8.1.    Notices. Promptly give written notice to Administrative Agent (who will promptly send such notice to Lenders) of:
(a)    all litigation or arbitration proceedings affecting the Borrower, the General Partner or any Subsidiary where the amount claimed is $50,000,000 or more;
(b)    any Default or Event of Default, specifying the nature and the period of existence thereof and what action has been taken or been proposed to be taken with respect thereto;
(c)    all claims filed against any property owned by the Borrower or the General Partner which, if adversely determined, could reasonably be expected to have a Material Adverse Effect on the ability of the Borrower or the General Partner to meet any of their obligations under the Loan Documents;
(d)    the occurrence of any other event which could reasonably be expected to (i) have a Material Adverse Effect or (ii) cause a Material Adverse Financial Change on or with respect to the Borrower or the General Partner;
(e)    any Reportable Event or any “prohibited transaction” (as such term is defined in Section 4975 of the Code) in connection with any Plan or any trust created thereunder, which may, singly or in the aggregate materially impair the ability of the Borrower or the General Partner to repay any of its obligations under the Loan Documents, describing the nature of each such event and the action, if any, the Borrower or the General Partner, as the case may be, proposes to take with respect thereto;
(f)    any notice from any Federal, state, local or foreign authority regarding any Materials of Environmental Concern, or other environmental condition, proceeding, order, claim or violation affecting any of the Properties where such condition, proceeding, order, claim or violation would reasonably be expected to result in a liability to the Borrower, the General Partner or any Subsidiary in an amount, individually or in the aggregate, of $50,000,000 or more.
8.2.    Financial Statements, Reports, Etc. The Borrower and the General Partner each shall maintain, for itself and each Subsidiary, a system of accounting established and administered in accordance with GAAP, and shall furnish to the Administrative Agent (and the Administrative Agent shall thereafter promptly furnish to the Lenders):

(a)    quarterly financial statements (including a balance sheet, income statement, and cash flow statement) and related reports in form and substance satisfactory to the Lenders not later than forty-five (45) days after the end of each of the first three fiscal quarters (commencing with the fiscal quarter ending March 31, 2025), and not later than ninety (90) days after the end of each fiscal year (commencing with the fiscal year ending December 31, 2025), annual audited financial statements, audited by an accounting firm as reasonably approved by Administrative Agent (which audit report shall be without a “going concern” or like qualification or exception), provided, however, Administrative Agent shall only have the right to approve such accounting firm if the accounting firm is not a big 4
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accounting firm, all certified by the Borrower’s or the General Partner’s, as applicable, chief financial officer, chief accounting officer or controller, calculation of the financial covenants described below, a description of Unencumbered Assets, a listing of capital expenditures (in the level of detail as currently disclosed in the Borrower’s “Supplemental Information”), a report listing and describing all newly acquired Properties, including their cash flow, cost and secured or unsecured Indebtedness assumed in connection with such acquisition, if any, summary Property information for all Properties, including, without limitation, their Property Operating Income, occupancy rates, square footage, property type and date acquired or built, and such other information as may be requested to evaluate the quarterly compliance certificate delivered as provided below;
(b)    copies of all Form 10-Ks, 10-Qs, 8-Ks, and any other public information filed with the Securities Exchange Commission by the Borrower or the General Partner once a quarter simultaneously with delivering the compliance certificate described below, along with any other materials distributed to the shareholders of the General Partner or the partners of the Borrower from time to time, including a copy of the General Partner’s annual report; provided that, to the extent any of such reports contains information required under the other subsections of this Section 8.2, the information need not be furnished separately under the other subsections; provided, further that the Borrower may comply with this Section 8.2(b) by posting or causing to be posted, the foregoing information on either the Securities Exchange Commission public website or on the Borrower’s or the General Partner’s public website, so long as the Lenders have access to and are timely referred to any such website by the Borrower;
(c)    not later than forty-five (45) days after the end of the first three fiscal quarters (commencing with the fiscal quarter ending March 31, 2025), and not later than ninety (90) days after the end of the fiscal year (commencing with the fiscal year ending December 31, 2025), a report certified by the entity’s chief financial officer, chief accounting officer or controller, containing Property Operating Income from individual properties owned by the Borrower or a Wholly-Owned Subsidiary and included as Unencumbered Assets;
(d)    Not later than forty-five (45) days after the end of each of the first three fiscal quarters (commencing with the fiscal quarter ending March 31, 2025), and not later than ninety (90) days after the end of the fiscal year (commencing with the fiscal year ending December 31, 2025), a compliance certificate in substantially the form of Exhibit H hereto signed by the Borrower’s chief financial officer, chief accounting officer or controller confirming that the Borrower is in compliance with all of the covenants of the Loan Documents, showing the calculations and computations necessary to determine compliance with the financial covenants contained in this Agreement (including such schedules and backup information as may be necessary to demonstrate such compliance) and stating that to such officer’s best knowledge, there is no other Default or Event of Default exists, or if any Default or Event of Default exists, stating the nature and status thereof;

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(e)    As soon as possible and in any event within ten (10) Business Days after the Borrower knows that any Reportable Event has occurred with respect to any Plan, a statement, signed by the chief financial officer of the Borrower, describing said Reportable Event and within twenty (20) days after such Reportable Event, a statement signed by such chief financial officer describing the action which the Borrower proposes to take with respect thereto; and (b) within ten (10) Business Days of receipt, any notice from the Internal Revenue Service, PBGC or Department of Labor with respect to a Plan regarding any excise tax, proposed termination of a Plan, prohibited transaction or fiduciary violation under ERISA or the Code which could result in any liability to the Borrower or any member of the Controlled Group in excess of $100,000; and (c) within ten (10) Business Days of filing, any Form 5500 filed by the Borrower with respect to a Plan, or any member of the Controlled Group which includes a qualified accountant’s opinion;
(f)    As soon as possible and in any event within thirty (30) days after receipt by the Borrower, a copy of (a) any notice or claim to the effect that the Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the release by such entity, or any of its Subsidiaries, or any other Person of any toxic or hazardous waste or substance into the environment, and (b) any notice alleging any violation of any federal, state or local environmental, health or safety law or regulation by the Borrower or any of its Subsidiaries or Investment Affiliates, which, in either case, could be reasonably likely to have a Material Adverse Effect;
(g)    [Reserved];
(h)    Promptly upon the furnishing thereof to the shareholders of the Borrower, copies of all financial statements, reports and proxy statements so furnished; provided, further, that the Borrower may comply with this Section 8.2(h) by posting or having posted the foregoing information on either the Securities Exchange Commission public website or on the Borrower’s or the General Partner’s public website, so long as the Lenders have access to and are timely referred to any such website by the Borrower;
(i)    Promptly upon the distribution thereof to the press or the public, copies of all press releases; provided, further, that the Borrower may comply with this Section 8.2(i) by posting or having posted the foregoing information on either the Securities Exchange Commission public website or on the Borrower’s or the General Partner’s public website, so long as the Lenders have access to and are timely referred to any such website by the Borrower;
(j)    Promptly upon receipt thereof, notices with respect to the ratings for the Borrower’s or the General Partner’s long-term, senior unsecured debt, the effect of which may be to change the Base Rate Applicable Margin, the Daily Simple SOFR Applicable Margin and/or the Term SOFR Applicable Margin;
(k)    As soon as possible, and in any event within ten (10) days after the Borrower knows of any fire or other casualty or any pending or threatened condemnation or eminent domain proceeding with respect to all or any material portion of any Unencumbered Asset, a statement signed by the Chief Financial Officer of the Borrower, describing such fire,
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casualty or condemnation and the action the Borrower intends to take with respect thereto; and
(l)    Such other information (including, without limitation, non-financial information) as the Administrative Agent or any Lender may from time to time reasonably request, including, promptly upon the reasonable request of the Administrative Agent or any Lender, to the Administrative Agent or directly to such Lender, as the case may be, any information or documentation requested by it for purposes of complying with the Beneficial Ownership Regulation.
8.3.    Existence and Conduct of Operations. Except as permitted herein, maintain and preserve its existence and all rights, privileges and franchises now enjoyed and necessary for the operation of its business, including remaining in good standing in each jurisdiction in which business is currently operated. The Borrower and the General Partner shall carry on and conduct their respective businesses in substantially the same manner and in substantially the same fields of enterprise as presently conducted. The Borrower will do, and will cause each of its Subsidiaries to do, all things necessary to remain duly incorporated and/or duly qualified, validly existing and in good standing as a real estate investment trust, corporation, general partnership, limited liability company or limited partnership, as the case may be, in its jurisdiction of incorporation/formation, except and to the extent that the Borrower determines that causing any of its Subsidiaries (other than any Loan Party) to remain duly incorporated and/or duly qualified, validly existing and in good standing is not in the best interests of the Borrower and such failure to remain duly incorporated and/or qualified, validly existing and in good standing could not reasonably be expected to have a Material Adverse Effect. The Borrower will maintain all requisite authority to conduct its business in each jurisdiction in which the Properties are located and, except where the failure to be so qualified would not have a Material Adverse Effect, in each jurisdiction required to carry on and conduct its businesses in substantially the same manner as it is presently conducted, and, specifically, neither the Borrower nor its Subsidiaries will undertake any business other than the acquisition, development, ownership, management, operation and leasing of industrial/warehouse properties and business activities ancillary, incidental or otherwise reasonably related thereto.

8.4.    Maintenance of Properties. Maintain, preserve, protect and keep the Properties in good repair, working order and condition, and make all necessary and proper repairs, renewals and replacements, normal wear and tear excepted.

8.5.    Insurance. Upon request of the Administrative Agent, provide a certificate of insurance from all insurance carriers who maintain policies with respect to the Properties within thirty (30) days after the end of each fiscal year, evidencing that the insurance required to be furnished to Lenders pursuant to Section 6.20 hereof is in full force and effect. The Borrower shall timely pay, or cause to be paid, all premiums on all insurance policies required under this Agreement from time to time. The Borrower shall promptly notify its insurance carrier or agent therefor (with a copy of such notification being provided simultaneously to Administrative Agent) if there is any occurrence which, under the terms of any insurance policy then in effect with respect to the Properties, requires such notification.

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8.6.    Payment of Obligations. Pay and discharge when due (i) all Federal, state and other material taxes, assessments, governmental charges and (ii) all other obligations which, if unpaid, would by law become a Lien upon its property, except, in the case of each of clauses (i) and (ii), such as may be contested in good faith or as to which a bona fide dispute may exist, and for which adequate reserves have been provided in accordance with sound accounting principles used by the Borrower on the date hereof.
8.7.    Compliance with Laws. Comply in all material respects with all Applicable Laws, rules, regulations, orders and directions (including, without limitation, Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions) of any governmental authority having jurisdiction over the Borrower, the General Partner, or any of their respective businesses.

8.8.    Adequate Books. Maintain adequate books, accounts and records in order to provide financial statements in accordance with GAAP and, if requested by any Lender, permit employees or representatives of such Lender at any reasonable time and upon reasonable notice to inspect and audit the properties of the Borrower and of the Consolidated Operating Partnership, and to examine or audit the inventory, books, accounts and records of each of them and make copies and memoranda thereof.

8.9.    ERISA. Comply in all material respects with all requirements of ERISA applicable to it with respect to each Plan.

8.10.    Maintenance of Status. The General Partner shall at all times (i) remain as a corporation listed and in good standing on a national securities exchange, and (ii) take all steps to maintain the General Partner’s status as a real estate investment trust in compliance with all applicable provisions of the Code.
8.11.    Use of Proceeds. Subject to Section 9.4, use the proceeds of the Facility to re-evidence Indebtedness outstanding under the Existing Term Loan Agreement and for the general business purposes of the Borrower, including without limitation working capital needs, closing costs, interim funding for property acquisitions and construction of new industrial properties, and/or payment of other debts and obligations of the Borrower.

8.12.    Distributions. Provided there is no declared Monetary Default then existing and provided there is not an Event of Default relating to a breach of the financial covenants contained in Section 9.7 below, the Borrower may make distributions to the General Partner and the General Partner may make distributions to its shareholders. Notwithstanding the foregoing, the Borrower shall be permitted to make distributions to the General Partner and the General Partner shall be permitted at all times to make distributions of whatever amount is necessary to maintain its tax status as a real estate investment trust.

8.13.    Guarantors. To the extent any Person executes and delivers a guaranty of, or otherwise becomes obligated in respect of, the Indebtedness of the General Partner or the Borrower under the Existing Revolving Credit Agreement, the Borrower shall, within five (5) Business Days (or such longer period as the Administrative Agent may reasonably determine) cause such Person to deliver to the Administrative Agent each of the following in form and substance satisfactory to the Administrative Agent: (a) a Guaranty executed by such Person substantially similar to the form of
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guaranty delivered by such Person with respect to the Existing Revolving Credit Agreement and (b) to the extent reasonably requested by the Administrative Agent, supporting documentation comparable in scope and type to any supporting documentation delivered by such Person with respect to the Existing Revolving Credit Agreement.

8.14.    Compliance with Anti-Corruption Laws, Beneficial Ownership Regulation, Anti-Money Laundering Laws, and Sanctions. (a) Maintain in effect and enforce policies and procedures reasonably designed to ensure compliance by General Partner, the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with all Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions, (b) notify the Administrative Agent and each Lender that previously received a Beneficial Ownership Certification (or a certification that the Borrower qualifies for an express exclusion to the “legal entity customer” definition under the Beneficial Ownership Regulation) of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified therein (or, if applicable, the Borrower ceasing to fall within an express exclusion to the definition of “legal entity customer” under the Beneficial Ownership Regulation) and (c) comply with Section 8.2(l).
ARTICLE IX.

NEGATIVE COVENANTS
The Borrower covenants and agrees that, so long as the Term Loan Commitment shall remain available and until full and final payment of all Obligations incurred under the Loan Documents, without the prior written consent of either all of the Lenders pursuant to Section 14.13(b)(iii) or the consent of the Required Lenders in all other cases, it will not, and the General Partner will not and, in the case of Sections 9.9, the Borrower’s Subsidiaries will not:

9.1.    Change in Business. Engage in any business if, as a result, the general nature of the business in which the Borrower and the General Partner, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Borrower and the General Partner, taken as a whole, are engaged on the Closing Date.

9.2.    Change of Management of Properties. Change the management of the Properties, except that (a) any Affiliate of the Borrower or the General Partner shall be permitted to manage any of the Properties and (b) the Borrower, the General Partner or any of their Subsidiaries may engage and/or replace third-party property managers with respect to any Property, provided that the aggregate book value of all Properties at any one time under third-party management shall not exceed 30% of the aggregate book value of all of the Properties at such time.

9.3.    Change of Borrower Ownership. Without the consent of the Required Lenders, allow (i) the General Partner to own less than fifty-one percent (51%) of the partnership interests in the Borrower, (ii) the Borrower to be controlled by a Person other than the General Partner, (iii) a Change in Control to occur, or (iv) any pledge of, other encumbrance on, or conversion to limited partnership interests of, any of the general partnership interests in the Borrower. If any of the foregoing occurs with the consent of the Required Lenders, each Non-Consenting Lender shall have the option to demand repayment of any outstanding Obligations due to such Lender prior to or
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concurrent with the occurrence of any of the foregoing events. Upon any Lender’s demand in accordance with the foregoing provision, the Borrower shall repay any outstanding Obligations due to such Lender prior to or concurrently with the occurrence of any of the foregoing events.

9.4.    Use of Proceeds. Apply or permit to be applied any proceeds of any Borrowing directly or indirectly, to the funding of any purchase of, or offer for, any share of capital stock of any publicly held corporation unless the board of directors of such corporation has consented to such offer prior to any public announcements relating thereto and all of the Lenders have consented to such use of the proceeds of the Facility. The Borrower shall not request any Loan, shall not use, and shall ensure that its Subsidiaries and its or their respective directors, officers, employees and agents do not use the proceeds of any Loan (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or Anti-Money Laundering Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person or in any Sanctioned Country or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

9.5.    Liens. Create, incur, or suffer to exist (or permit any of its Subsidiaries to create, incur, or suffer to exist) any Lien in, of or on the Property of any member of the Consolidated Operating Partnership other than:

(a)    Liens for taxes, assessments or governmental charges or levies on their Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves shall have been set aside on their books;
(b)    Liens which arise by operation of law, such as carriers’, warehousemen’s, landlords’, materialmen and mechanics’ liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than thirty (30) days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books;
(c)    (i) Liens arising out of pledges or deposits under worker’s compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation and (ii) Liens on the Letter of Credit Collateral Account (as defined in the Existing Revolving Credit Agreement);
(d)    Utility easements, building restrictions, zoning restrictions, easements and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of the Borrower or its Subsidiaries;
(e)    Liens of any Subsidiary in favor of the Borrower or the General Partner; and

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(f)    So long as immediately prior to the creation, assumption or incurring of such Lien, and immediately thereafter, no Default or Event of Default would be in existence, Liens on Properties securing Indebtedness not prohibited hereunder.
Liens permitted pursuant to this Section 9.5 shall be deemed to be “Permitted Liens”.
9.6.    Regulation U. Use the proceeds of the Loans for any other purpose than as provided for in Section 8.11 and Section 9.4 hereof. No part of the proceeds of any Loan will be used, whether directly or indirectly for any purpose that entails a violation of any of the regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X. The proceeds will not be used in a manner which would cause the Facility to be treated as a “Purpose Credit.”

9.7.    Indebtedness and Cash Flow Covenants. Permit or suffer:

(a)    as of the last day of any fiscal quarter, the ratio of (A) the sum of (1) EBITDA of the Consolidated Operating Partnership plus (2) interest income (other than any interest income from assets being used to support Defeased Debt) to (B) the sum of (1) Debt Service plus, without duplication, (2) all payments on account of preferred stock or preferred partnership units of any member of the Consolidated Operating Partnership for such quarter plus (3) all Ground Lease Payments due from any member of the Consolidated Operating Partnership to the extent not deducted as an expense in calculating EBITDA of the Consolidated Operating Partnership (the “Fixed Charge Coverage Ratio”), to be less than (i) 1.50 to 1.0 from the Agreement Execution Date through the Maturity Date, with all such calculations in clauses (A) and (B) above based on the results of the four (4) consecutive fiscal quarters then ended;
(b)    as of the last day of any fiscal quarter, the Consolidated Leverage Ratio to exceed sixty percent (60%); provided that, if any Material Acquisition shall occur then, at the election of the Borrower upon delivery of prior written notice to the Administrative Agent, concurrently with or prior to the delivery of a Compliance Certificate pursuant to Section 8.2(d), and provided that no Default or Event of Default shall have occurred and be continuing (other than as a result of the Consolidated Leverage Ratio as of the end of such fiscal quarter being greater than sixty percent (60%) but less than or equal to sixty-five percent (65%)), the Consolidated Leverage Ratio shall be increased to sixty-five percent (65%) for such fiscal quarter and the next three succeeding fiscal quarters (any period with such increase a “Consolidated Leverage Ratio Increase Period”), provided that (i) no more than two (2) Consolidated Leverage Ratio Increase Periods may be elected by the Borrower during the term of this Agreement and (ii) any such Consolidated Leverage Ratio Increase Periods shall be non-consecutive;
(c)    as of the last day of any fiscal quarter, the ratio of outstanding Consolidated Senior Unsecured Debt to Value of Unencumbered Assets (such ratio, the “Unencumbered Leverage Ratio”) to exceed sixty percent (60%); provided that, if any Material Acquisition shall occur then, at the election of the Borrower upon delivery of prior written notice to the Administrative Agent, concurrently with or prior to the delivery of a Compliance Certificate pursuant to Section 8.2(d), and provided that no Default or Event of Default shall have
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occurred and be continuing (other than as a result of the Unencumbered Leverage Ratio as of the end of such fiscal quarter being greater than sixty percent (60%) but less than or equal to sixty-five percent (65%)), the Unencumbered Leverage Ratio shall be increased to sixty-five percent (65%) for such fiscal quarter and the next three succeeding fiscal quarters (any period with such increase, an “Unencumbered Leverage Ratio Increase Period”), provided further that (i) no more than two (2) Unencumbered Leverage Ratio Increase Periods may be elected by the Borrower during the term of this Agreement and (ii) any such Unencumbered Leverage Ratio Increase Periods shall be non-consecutive;
(d)    as of the last day of any fiscal quarter, Consolidated Secured Debt to exceed 40% of Implied Capitalization Value of the Consolidated Operating Partnership; or
(e)    as of the last day of any fiscal quarter, the ratio of (A) Property Operating Income from Unencumbered Assets that are not Assets Under Development for such fiscal quarter to (B) interest expense on all Consolidated Senior Unsecured Debt for such fiscal quarter to be less than (x) 1.75 to 1.0 from the Agreement Execution Date through the Maturity Date.
The foregoing covenants set forth in paragraphs (c) and (e) above shall be tested at the end of each fiscal quarter (for the applicable reporting period), on a pro-forma basis at the time of each Borrowing under the Facility (using the latest quarterly financial statements then available and taking into account the proposed Borrowing), and on a pro-forma basis upon any Asset Sale or incurrence of any Indebtedness by the Consolidated Operating Partnership (using the latest quarterly financial statements then available and taking into account the proposed incurrence of Indebtedness). To the extent the Consolidated Operating Partnership has Defeased Debt, both the underlying debt and interest payable thereon and the financial assets used to defease such debt and interest earned thereon shall be excluded from calculations of the foregoing financial covenants. All financial computations required under this Section 9.7 shall be made in accordance with GAAP as in effect on the Agreement Execution Date.
9.8.    Change of Control; Mergers and Dispositions. Enter into any merger, consolidation, reorganization, division or liquidation or transfer or otherwise dispose of all or a substantial portion of its properties, except for: such transactions that occur between wholly owned Subsidiaries; transactions where the Borrower and the General Partner are the surviving entities and there is no change in business conducted, loss of an Investment Grade Rating or Change in Control, and no Default or Event of Default under the Loan Documents results from such transaction; or as otherwise approved in advance by the Lenders. To the extent not reported on General Partner’s Form 8-K filings, the Borrower will notify the Administrative Agent (who will promptly notify Lenders) of any single event acquisition (whether individually or consummated as a series of related acquisitions pursuant to documentation closed concurrently), disposition, merger, division or asset purchase involving assets valued in excess of 25% of the Consolidated Operating Partnership’s then current Market Value Net Worth and certify compliance with covenants after giving effect to such proposed acquisition, disposition, merger, division or asset purchase.

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9.9.    Negative Pledge. The Borrower agrees that throughout the term of this Facility, no “negative pledge” on any Project then included in Unencumbered Assets restricting the Borrower’s (or wholly owned Subsidiary’s) right to sell or encumber such Project shall be given to any other lender or creditor other than a Permitted Negative Pledge or, if such a “negative pledge” is given, the Project affected shall be immediately excluded from Unencumbered Assets.
9.10.    Outbound Investment Rules. Each of the General Partner and the Borrower will not, and will not permit any of its respective Subsidiaries to, (a) be or become a “covered foreign person,” as that term is defined in the Outbound Investment Rules, or (b) engage, directly or indirectly, in (i) a “covered activity” or a “covered transaction,” as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction,” as each such term is defined in the Outbound Investment Rules, if the General Partner or the Borrower were a U.S. Person or (iii) any other activity that would cause the Administrative Agent or any Lender to be in violation of the Outbound Investment Rules or cause the Administrative Agent or any Lender to be legally prohibited by the Outbound Investment Rules from performing under this Agreement. As used in this Section 9.10, “U.S. Person” means any United States citizen, lawful permanent resident, entity organized under the laws of the United States or any jurisdiction within the United States, including any foreign branch of any such entity, or any person in the United States.

ARTICLE X.

DEFAULTS

The occurrence of any one or more of the following events shall constitute an Event of Default:

10.1.    Nonpayment of Principal. The Borrower fails to pay any principal portion of the Obligations when due, whether on the Maturity Date or otherwise.

10.2.    Certain Covenants. The Borrower, the General Partner and/or Consolidated Operating Partnership, as the case may be, is not in compliance with any one or more of Sections 8.10, 8.12, 9.3, 9.4, 9.5, 9.7, 9.8, 9.9 or 9.10 hereof.

10.3.    Nonpayment of Interest and Other Obligations. The Borrower fails to pay any interest or other portion of the Obligations, other than payments of principal, and such failure continues for a period of (a) in the case of interest, five (5) days, or (b) in the case of such other portion of the Obligations, ten (10) days, in each case, after the date such payment is due.

10.4.    Cross Default. Any monetary default occurs (after giving effect to any applicable cure period) under any other Indebtedness (which includes liability under Guaranties) of the Borrower or the General Partner, singly or in the aggregate, in excess of Seventy-Five Million Dollars ($75,000,000), other than (i) Indebtedness arising from the purchase of personal property or the provision of services, the amount of which is being contested by the Borrower or (ii) Indebtedness which is “non recourse”, i.e., which is not recoverable by the creditor thereof from the general assets of the Borrower, the General Partner or any of their Affiliates, but is limited to the proceeds of certain real estate, improvements and related personal property.
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10.5.    Loan Documents. Any Loan Document is not in full force and effect or a default has occurred and is continuing thereunder after giving effect to any cure or grace period in any such document.

10.6.    Representation or Warranty. At any time or times hereafter any representation or warranty set forth in Articles VI or VII of this Agreement or in any other Loan Document or in any statement, report or certificate now or hereafter made by the Borrower or the General Partner to the Lenders or the Administrative Agent is not true and correct in any material respect.

10.7.    Covenants, Agreements and Other Conditions. The Borrower or the General Partner fails to perform or observe any of the other covenants, agreements and conditions contained in Articles VIII and IX (except for Sections 8.10, 8.12, 9.3, 9.4, 9.5, 9.7, 9.8, or 9.9 hereof) and elsewhere in this Agreement or any of the other Loan Documents in accordance with the terms hereof or thereof, not specifically referred to herein, and such Default continues unremedied for a period of thirty (30) days after written notice from Administrative Agent, provided, however, that if such Default is susceptible of cure but cannot by the use of reasonable efforts be cured within such thirty (30) day period, such Default shall not constitute an Event of Default under this Section 10.7 so long as (i) the Borrower or the General Partner, as the case may be, has commenced a cure within such thirty day period and (ii) thereafter, the Borrower or the General Partner, as the case may be, is proceeding to cure such default continuously and diligently and in a manner reasonably satisfactory to Lenders and (iii) such default is cured not later than sixty (60) days after the expiration of such thirty (30) day period.

10.8.    No Longer General Partner. The General Partner shall no longer be the sole general partner of the Borrower.

10.9.    Material Adverse Financial Change. The Borrower or the General Partner has suffered a Material Adverse Financial Change or is Insolvent.

10.10.    Bankruptcy.

(a)    The General Partner, the Borrower or one or more Subsidiaries in which the Equity Value of the Subsidiary or Subsidiaries is more than ten percent (10%), in the aggregate, of Implied Capitalization Value of the Consolidated Operating Partnership shall (i) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial portion of its Property, (iv) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it as a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) take any corporate action to authorize or effect any of the foregoing actions set forth in this Section 10.10(a), (vi) fail to contest in good faith any appointment or proceeding described in Section 10.10(b) or (vii) not pay, or admit in writing its inability to pay, its debts generally as they become due. As used herein, the term “Equity
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Value” of a Subsidiary shall mean the lesser of: (1) Property Operating Income of such Subsidiary’s Properties owned as of the Agreement Execution Date capitalized at a 6.5% rate, less any Indebtedness of such Subsidiary; or (2) the appraised value of any of such Subsidiary’s Properties, less any Indebtedness of such Subsidiary.
(b)    A receiver, trustee, examiner, liquidator or similar official shall be appointed for (i) the General Partner, the Borrower or one or more Subsidiaries in which the Equity Value of the Subsidiary or Subsidiaries is more than ten percent (10%), in the aggregate, of Implied Capitalization Value of the Consolidated Operating Partnership or (ii) all or substantially all of the Consolidated Operating Partnership’s Properties.
(c)    A proceeding described in Section 10.10(a)(iv) shall be instituted against the General Partner, the Borrower or one or more Subsidiaries in which the Equity Value of the Subsidiary or Subsidiaries is more than ten percent (10%), in the aggregate, of Implied Capitalization Value of the Consolidated Operating Partnership, and such proceeding continues undismissed or unstayed for a period of sixty (60) consecutive days.

10.11.    Legal Proceedings. The Borrower or the General Partner is enjoined, restrained or in any way prevented by any court order or judgment or if a notice of lien, levy, or assessment is filed of record with respect to all or any part of the Properties by any governmental department, office or agency, which could materially adversely affect the performance of the obligations of such parties hereunder or under the Loan Documents, as the case may be, or if any proceeding is filed or commenced seeking to enjoin, restrain or in any way prevent the foregoing parties from conducting all or a substantial part of their respective business affairs and failure to vacate, stay, dismiss, set aside or remedy the same within ninety (90) days after the occurrence thereof.

10.12.    ERISA. The Borrower or the General Partner is deemed to hold “plan assets” within the meaning of ERISA or any regulations promulgated thereunder of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code).

10.13.    Change in Control. A Change in Control has occurred.

10.14.    Failure to Satisfy Judgments. The General Partner, the Borrower or any of its Subsidiaries shall fail within sixty (60) days to pay, bond or otherwise discharge any judgments or orders for the payment of money (other than with respect to any Indebtedness which is “non recourse”, i.e., which is not recoverable by the creditor thereof from the general assets of the Borrower, the General Partner or any of their Affiliates, but is limited to the proceeds of certain real estate, improvements and related personal property) in an amount which, when added to all other judgments or orders outstanding against the General Partner, the Borrower or any Subsidiary would exceed Seventy-Five Million Dollars ($75,000,000) in the aggregate, which have not been stayed on appeal or otherwise appropriately contested in good faith, unless the liability is insured against and the insurer has not challenged coverage of such liability.

10.15.    Environmental Remediation. Failure to remediate (or pursue the remediation process with due diligence and good faith) within the time period required by law or governmental order, (or within a reasonable time in light of the nature of the problem if no specific time period is so
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established), environmental problems in violation of Applicable Law related to Properties of the Borrower and/or its Subsidiaries where the estimated cost of remediation is in the aggregate in excess of Seventy-Five Million Dollars ($75,000,000), in each case after all administrative hearings and appeals have been concluded.
ARTICLE XI.

ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES
11.1.    Acceleration. If any Event of Default described in Section 10.10 hereof occurs, or the Borrower or the General Partner becomes Insolvent, the Term Loan Commitments and obligation of the Lenders to make Borrowings hereunder shall automatically terminate and the Obligations shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower. If any other Event of Default described in Article X hereof occurs and is continuing, the Administrative Agent, with the consent of the Required Lenders, may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Term Loan Commitments, and thereupon the Term Loan Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other Obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

11.2.    Preservation of Rights; Amendments. No delay or omission of the Lenders in exercising any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Borrowing notwithstanding the existence of a Default or the inability of the Borrower to satisfy the conditions precedent to such Borrowing shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Administrative Agent and the number of Lenders required hereunder and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Lenders until the Obligations have been paid in full.

ARTICLE XII.

THE ADMINISTRATIVE AGENT
12.1.    Appointment. Wells is hereby appointed by each of the Lenders as its contractual representative (herein referred to as the “Administrative Agent”) hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Administrative Agent to act as the contractual representative of such Lender with the rights and duties expressly set forth herein and in the other Loan Documents. The Administrative Agent agrees to act as such contractual representative upon the express conditions contained in this Article XII. Notwithstanding the use of
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the defined term “Administrative Agent,” it is expressly understood and agreed that the Administrative Agent shall not have any fiduciary responsibilities to any Lender by reason of this Agreement or any other Loan Document and that the Administrative Agent is merely acting as the contractual representative of the Lenders with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In its capacity as the Lenders’ contractual representative, the Administrative Agent (i) does not hereby assume any fiduciary duties to any of the Lenders, (ii) is a “representative” of the Lenders within the meaning of the term “secured party” as defined in the Illinois Uniform Commercial Code and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. Each of the Lenders hereby agrees to assert no claim against the Administrative Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender hereby waives.

12.2.    Powers. The Administrative Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Administrative Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Administrative Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Administrative Agent.

12.3.    General Immunity. Neither the Administrative Agent (in its capacity as Administrative Agent) nor any of its Related Parties shall be liable to the Borrower, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith, except for its or their own Gross Negligence, willful misconduct or breach in bad faith of its or their express obligations under the Loan Documents, as determined by a court of competent jurisdiction by a final and non-appealable judgment.

12.4.    No Responsibility for Loans, Recitals, etc. Neither the Administrative Agent (in its capacity as Administrative Agent), the Sustainability Structuring Agent (in its capacity as Sustainability Structuring Agent) nor any of their respective Related Parties shall be responsible for or have any duty to ascertain, inquire into, or verify (i) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document; (iii) the satisfaction of any condition specified in Article V, except receipt of items required to be delivered to the Administrative Agent; or (iv) the validity, effectiveness or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith, or any Communication executed and transmitted in accordance with Section 8.1 or Section 14.16. Except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity.

12.5.    Action on Instructions of Lenders. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders or all Lenders, as
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the case may be, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and on all holders of Notes. The Administrative Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

12.6.    Employment of Administrative Agents and Counsel. The Administrative Agent may execute any of its duties as Administrative Agent hereunder and under any other Loan Document by or through any of its Related Parties and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys in fact selected by it with reasonable care. The Administrative Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder and under any other Loan Document. Without limitation of the extent of any liability any Lender may otherwise have pursuant to this Agreement, the Administrative Agent shall have no liability for any action taken or omitted in good faith as a result of advice of counsel.

12.7.    Reliance on Documents; Counsel. The Administrative Agent shall be entitled to rely upon, and shall be fully protected in relying and shall not incur any liability for relying upon, any Note, notice, consent, certificate, Communication, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and, in respect to legal matters, upon the opinion of outside counsel selected by the Administrative Agent. Each Lender that has signed this Agreement or a signature page to an Assignment and Assumption Agreement or any other Loan Document pursuant to which it is to become a Lender hereunder shall be deemed to have consented to, approved and accepted and shall be deemed satisfied with each document or other matter required thereunder to be consented to, approved or accepted by such Lender or that is to be acceptable or satisfactory to such Lender.

12.8.    Administrative Agent’s and Sustainability Structuring Agent’s Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify the Administrative Agent ratably in accordance with their respective Percentages (i) for any amounts not reimbursed by the Borrower (and without limiting the obligation of the Borrower to do so) for which the Administrative Agent is entitled to reimbursement by the Borrower under the Loan Documents, (ii) for any other reasonable expenses incurred by the Administrative Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents, if not paid by the Borrower (and without limiting the obligation of the Borrower to do so), and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent (in its capacity as Administrative Agent and not as a Lender) in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the Gross Negligence, willful misconduct or the breach in bad faith of the express obligations under the Loan Documents, in each case, of the Administrative Agent as determined by a court of competent jurisdiction in a final, non-appealable judgment; provided, however, that no action taken in accordance with the directions of the Required Lenders
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(or all of the Lenders, if expressly required hereunder) shall be deemed to constitute a breach in bad faith, Gross Negligence or willful misconduct for purposes of this Section. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder or under the other Loan Documents and the termination of this Agreement. If the Borrower shall reimburse the Administrative Agent for any indemnifiable amount set forth in Section 12.8(i), (ii) or (ii) following payment by any Lender to the Administrative Agent in respect of any such indemnifiable amount pursuant to this Section, the Administrative Agent shall share such reimbursement on a ratable basis with each Lender making any such payment. The Administrative Agent’s reimbursement and indemnification rights and obligations as set forth in the foregoing Section 12.8 shall also apply to the Sustainability Structuring Agent in its capacity as such.

12.9.    Rights as a Lender. With respect to its Term Loan Commitment, Borrowings made by it and any Note issued to it, the Administrative Agent shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders” shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent, in its individual capacity, may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Subsidiaries in which the Borrower or such Subsidiary is not restricted hereby from engaging with any other Person. Each of the Lenders acknowledges that the Administrative Agent’s and Sustainability Structuring Agent’s legal counsel in connection with the transactions contemplated by this Agreement is only acting as counsel to the Administrative Agent and the Sustainability Structuring Agent and is not acting as counsel to any Lender.

12.10.    Funds Transfer Disbursements. The Borrower hereby authorizes the Administrative Agent to disburse the proceeds of any Loan made by the Lenders or any of their Affiliates pursuant to the Loan Documents as requested by an authorized representative of the Borrower to any of the accounts designated in the Disbursement Instruction Agreement.

12.11.    Lender Credit Decision. Each Lender expressly acknowledges that none of the Administrative Agent, the Sustainability Structuring Agent, any Arranger or any of their respective Related Parties has made any representations or warranties to it and that no act taken or failure to act by the Administrative Agent, the Sustainability Structuring Agent, any Arranger or any of their respective Related Parties, including any consent to, and acceptance of any assignment or review of the affairs of the Borrower, the General Partner and their respective Subsidiaries or Affiliates shall be deemed to constitute a representation or warranty of the Administrative Agent, the Sustainability Structuring Agent, any Arranger or any of their respective Related Parties to any Lender or any other Secured Party as to any matter, including whether the Administrative Agent, the Sustainability Structuring Agent, any Arranger or any of their respective Related Parties have disclosed material information in their (or their respective Related Parties’) possession. Each Lender expressly acknowledges, represents and warrants to the Administrative Agent, the Sustainability Structuring Agent, and each Arranger that (a) the Loan Documents set forth the terms of a commercial lending facility, (b) it is engaged in making, acquiring, purchasing or holding commercial loans in the ordinary course and is entering into this Agreement and the other Loan Documents to which it is a party as a Lender for the purpose of making, acquiring, purchasing and/or holding the commercial
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loans set forth herein as may be applicable to it, and not for the purpose of investing in the general performance or operations of the Borrower, the General Partner and their respective Subsidiaries, or for the purpose of making, acquiring, purchasing or holding any other type of financial instrument such as a security, (c) it is sophisticated with respect to decisions to make, acquire, purchase or hold the commercial loans applicable to it and either it or the Person exercising discretion in making its decisions to make, acquire, purchase or hold such commercial loans is experienced in making, acquiring, purchasing or holding commercial loans, (d) it has, independently and without reliance upon the Administrative Agent, the Sustainability Structuring Agent, any Arranger, any other Lender or any of their respective Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and appraisal of, and investigations into, the business, prospects, operations, property, assets, liabilities, financial and other condition and creditworthiness of the Borrower, the General Partner and their respective Subsidiaries, all applicable bank or other regulatory Applicable Laws relating to the transactions contemplated by this Agreement and the other Loan Documents, (e) it has made its own independent decision to enter into this Agreement and the other Loan Documents to which it is a party and to extend credit hereunder and thereunder and (f) it has all licenses, permits and approvals necessary for use of the reference rates referred to herein that are applicable to the Loans and other extensions of credit required to be made by it hereunder and it will take all actions necessary to comply, preserve, renew and keep in full force and effect any such licenses, permits and approvals.  Each Lender also acknowledges and agrees that (i) it will, independently and without reliance upon the Administrative Agent, the Sustainability Structuring Agent, any Arranger or any other Lender or any of their respective Related Parties (A) continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder based on such documents and information as it shall from time to time deem appropriate and its own independent investigations and (B) continue to make such investigations and inquiries as it deems necessary to inform itself as to the Borrower, the General Partner and their respective Subsidiaries and (ii) it will not assert any claim under any federal or state securities law or otherwise in contravention of this Section 12.11. Each Lender also acknowledges and agrees that (a) none of the Administrative Agent, the Sustainability Structuring Agent or any Arranger acting in such capacities have made any assurances as to (i) whether the facilities evidenced by the Loan Documents meet such Lender’s criteria or expectations with regard to environmental impact and sustainability performance, (ii) whether any characteristics of such facilities, including the characteristics of the relevant key performance indicators to which the Borrower will link a potential margin step-up or step-down, including their environmental and sustainability criteria, meet any industry standards for sustainability-linked credit facilities and (b) each Lender has performed its own independent investigation and analysis of such facilities and whether such facilities meet its own criteria or expectations with regard to environmental impact and/or sustainability performance. Neither the Administrative Agent nor the Sustainability Structuring Agent shall be required to keep itself informed as to the performance or observance by the Borrower or any other Loan Party of the Loan Documents or any other document referred to or provided for therein or to inspect the properties or books of, or make any other investigation of, the Borrower, any other Loan Party or any other Subsidiary. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent under this Agreement or any of the other Loan Documents, the Administrative Agent shall have no duty or responsibility to provide any Lender with any credit or other information concerning the business,
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operations, property, financial and other condition or creditworthiness of the Borrower, any other Loan Party or any other Affiliate thereof which may come into possession of the Administrative Agent or any of its Affiliates.

Each party acknowledges and agrees that the Administrative Agent may, but shall not be obligated to, from time to time provide payment schedules, payoff statements, payoff letters, interest statements or bills and other similar documentation indicating amounts owed hereunder and under the other Loan Documents and agrees that in the event of the conflict between any such documentation and this Agreement, this Agreement shall control. In the event the Administrative Agent notifies any party hereto at any time (including after the receipt of amounts indicated to be due and payable under the Loan Documents pursuant to such payment schedules, payoff statements, payoff letters, interest statements or bills and other similar documentation) that an amount owed by such party under the Loan Documents was mistakenly excluded from the amount indicated in any payment schedules, payoff statements, payoff letters, interest statements or bills and other similar documentation, then such party agrees to promptly pay such excluded amount after the Administrative Agent provides such party with documentation that evidences such excluded amount is due and payable hereunder.

12.12.    Successor Administrative Agent.     The Administrative Agent may resign at any time as Administrative Agent under the Loan Documents by giving written notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent which appointment shall, provided no Default or Event of Default exists, be subject to the Borrower’s approval, which approval shall not be unreasonably withheld or delayed (except that the Borrower shall, in all events, be deemed to have approved each Lender and any of its Affiliates as a successor Administrative Agent). If no successor Administrative Agent shall have been so appointed in accordance with the immediately preceding sentence, and shall have accepted such appointment, within 30 days after the current Administrative Agent’s giving of notice of resignation, then the current Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a Lender, if any Lender shall be willing to serve, and otherwise shall be an Eligible Assignee and, regardless of whether a successor has been appointed, such removal shall nonetheless become effective. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the current Administrative Agent, and, upon such acceptance or the effectiveness of such resignation, the current Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. Upon such acceptance or resignation effectiveness, except for any indemnity payments or other amounts then owed to the retiring Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by, to or through the successor Administrative Agent, if applicable, or else by, to or through each Lender directly, until such time, if any, as a successor Administrative Agent is appointed as provided for above. After any Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Article XII. shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under the Loan Documents. Notwithstanding anything contained herein to the contrary, the Administrative Agent may assign its rights and duties under the Loan Documents to any of its Affiliates by giving the Borrower and each Lender prior written notice. The
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Administrative Agent’s resignation rights in the foregoing Section 12.12 shall also apply to the Sustainability Structuring Agent in its capacity as such.

12.13.    Notice of Defaults. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing with reasonable specificity such Default or Event of Default and stating that such notice is a “notice of default.” If a Lender becomes aware of a Default or Event of Default, such Lender shall notify the Administrative Agent of such fact. Upon receipt of such notice that a Default or Event of Default has occurred, the Administrative Agent shall notify each of the Lenders of such fact.

12.14.    Requests for Approval. If the Administrative Agent requests in writing the consent or approval of a Lender, such Lender shall, or, in the case of any request for consent or approval that is subject to Section 14.13(a) or (b), shall use commercially reasonable efforts to, respond and either approve or disapprove definitively in writing to the Administrative Agent within ten (10) Business Days (or sooner if such notice specifies a shorter period, but in no event less than five (5) Business Days for responses based on Administrative Agent’s good faith determination that circumstances exist warranting its request for an earlier response) after such written request from the Administrative Agent provided that the request for approval states the time by which a response is needed before approval is deemed given. Solely with respect to any request for consent or approval that is subject to Section 14.13(c), if the Lender does not so respond, that Lender shall be deemed to have approved the request. Upon request, the Administrative Agent shall notify the Lenders which Lenders, if any, failed to respond to a request for approval.

12.15.    Copies of Documents. Administrative Agent shall promptly deliver to each of the Lenders copies of all notices of default and other formal notices sent or received and according to Section 15.1 of this Agreement. Administrative Agent shall deliver to Lenders within fifteen (15) Business Days following receipt, copies of all financial statements, certificates and notices received regarding the General Partner’s ratings except to the extent such items are required to be furnished directly to the Lenders by the Borrower hereunder. Within fifteen (15) Business Days after a request by a Lender to the Administrative Agent for other documents furnished to the Administrative Agent by the Borrower, the Administrative Agent shall provide copies of such documents to such Lender except where this Agreement obligates Administrative Agent to provide copies in a shorter period of time.

12.16.    Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then to the extent permitted by Applicable Law, the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a)    Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders.

    (b)    Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 11.1 or otherwise) or received by the
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Administrative Agent from a Defaulting Lender pursuant to Section 2.20(b) shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, [reserved]; third, [reserved]; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, [reserved]; sixth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if such Loans were made at a time when the conditions set forth in Article IV were satisfied or waived, such payment shall be applied solely to pay the Loans of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender until such time as all Loans are held by the Lenders pro rata in accordance with their respective Percentages (determined without giving effect to the immediately following subsection (d)). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this subsection shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

    (c)    [Reserved]

    (d)    [Reserved]

    (e)    [Reserved]

    (f)    Defaulting Lender Cure. If the Borrower and the Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon such Lender will cease to be a Defaulting Lender; provided that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

12.17.    Delegation to Affiliates. The Borrower and the Lenders agree that the Administrative Agent and the Sustainability Structuring Agent may delegate any of its duties under this Agreement to any of its Affiliates. Any such Affiliate (and such Affiliate’s directors, officers, agents and employees) which performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver and other protective provisions to which the Administrative Agent or the Sustainability Structuring Agent, as applicable, is entitled under Articles XII and XIV.

12.18.    Managing Agents, Syndication Agent, Sustainability Structuring Agent, etc. Each of the Arrangers, the Sustainability Structuring Agent, the Co-Documentation Agents, the Co-
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Syndication Agents and any of the Lenders otherwise identified in this Agreement as a “managing agent” shall not have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such, except as expressly set forth in this Agreement. Without limiting the foregoing, none of such Lenders shall have or be deemed to have a fiduciary relationship with any Lender. Each Lender hereby makes the same acknowledgments with respect to such Lenders as it makes with respect to the Administrative Agent in Section 12.11.

12.19.    Erroneous Payments.

(a)    Each Lender and any other party hereto hereby severally agrees that if (i) the Administrative Agent notifies (which such notice shall be conclusive absent manifest error) such Lender or any other Person that has received funds from the Administrative Agent or any of its Affiliates, either for its own account or on behalf of a Lender (each such recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion that any funds received by such Payment Recipient were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) or (ii) any Payment Recipient receives any payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, or (z) that such Payment Recipient otherwise becomes aware was transmitted or received in error or by mistake (in whole or in part) then, in each case, an error in payment shall be presumed to have been made (any such amounts specified in clauses (i) or (ii) of this Section 12.19(a), whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise; individually and collectively, an “Erroneous Payment”), then, in each case, such Payment Recipient is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment; provided that nothing in this Section shall require the Administrative Agent to provide any of the notices specified in clauses (i) or (ii) above. Each Payment Recipient agrees that it shall not assert any right or claim to any Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.
(b)    Without limiting the immediately preceding clause (a), each Payment Recipient agrees that, in the case of clause (a)(ii) above, it shall promptly notify the Administrative Agent in writing of such occurrence.
(c)    In the case of either clause (a)(i) or (a)(ii) above, such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and upon demand from the Administrative Agent such Payment Recipient shall (or, shall cause any Person who received any portion of an Erroneous Payment on its behalf to), promptly, but in all events no later than two Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds and in the
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currency so received, together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent at the Overnight Rate; provided that, if the Payment Recipient is the Borrower, (a) the accrual of such interest shall be at the Overnight Rate and shall commence to accrue from and including the second Business Day following the date such Erroneous Payment (or portion thereof) was received by the Borrower (the “Borrower EP Interest Accrual Date”) to the date such amount is repaid to the Administrative Agent and (b) if such Erroneous Payment (or portion thereof) shall have been returned to the Administrative Agent prior to the Borrower EP Interest Accrual Date, then the Borrower shall not have any further obligations or liability with respect to such Erroneous Payment, including for any interest, charges, fees, costs or expenses incurred as a result of the Administrative Agent making the Erroneous Payment to the Borrower, the Borrower holding the Erroneous Payment (or portion thereof) in trust for the benefit of the Administrative Agent and the Borrower returning the Erroneous Payment (or portion thereof) to the Administrative Agent.
(d)    In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (c), from any Lender that is a Payment Recipient or an Affiliate of a Payment Recipient (such unrecovered amount as to such Lender, an “Erroneous Payment Return Deficiency”), then at the sole discretion of the Administrative Agent and upon the Administrative Agent’s written notice to such Lender (i) such Lender shall be deemed to have made a cashless assignment of the full face amount of the portion of its Loans (but not its Term Loan Commitments) of the relevant Class with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) to the Administrative Agent or, at the option of the Administrative Agent, the Administrative Agent’s applicable lending affiliate in an amount that is equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Term Loan Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) plus any accrued and unpaid interest on such assigned amount, without further consent or approval of any party hereto and without any payment by the Administrative Agent or its applicable lending affiliate as the assignee of such Erroneous Payment Deficiency Assignment. Without limitation of its rights hereunder, the Administrative Agent may cancel any Erroneous Payment Deficiency Assignment at any time by written notice to the applicable assigning Lender and upon such revocation all of the Loans assigned pursuant to such Erroneous Payment Deficiency Assignment shall be reassigned to such Lender without any requirement for payment or other consideration. The parties hereto acknowledge and agree that (1) any assignment contemplated in this clause (d) shall be made without any requirement for any payment or other consideration paid by the applicable assignee or received by the assignor, (2) the provisions of this clause (d) shall govern in the event of any conflict with the terms and conditions of Article XIII and (3) the Administrative Agent may reflect such assignments in the Register without further consent or action by any other Person.
(e)    Each party hereto hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent (1) shall be subrogated to all the rights of such Payment Recipient with respect to such amount and (2) is authorized to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any Loan
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Document, or otherwise payable or distributable by the Administrative Agent to such Payment Recipient from any source, against any amount due to the Administrative Agent under this Section 12.19 or under the indemnification provisions of this Agreement, (y) the receipt of an Erroneous Payment by a Payment Recipient shall not for the purpose of this Agreement be treated as a payment, prepayment, repayment, discharge or other satisfaction of any Obligations owed by the Borrower or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any other Loan Party for the purpose of making for a payment on the Obligations and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the Payment Recipient, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received.
(f)    Each party’s obligations under this Section 12.19 shall survive the resignation or replacement of the Administrative Agent or any transfer of right or obligations by, or the replacement of, a Lender, the termination of the Term Loan Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.
(g)    Nothing in this Section 12.19 will constitute a waiver or release of any claim of any party hereunder arising from any Payment Recipient’s receipt of an Erroneous Payment.
12.20.    Sustainability Matters. Each party hereto hereby agrees that neither the Administrative Agent nor the Sustainability Structuring Agent shall have any responsibility for (or liability in respect of) reviewing, auditing or otherwise evaluating any calculations by the Borrower, the General Partner or any other Person of any sustainability-related pricing adjustment (or any of the data or computations that are part of or related to any such calculation) set forth in any related certificate (and the Administrative Agent and the Sustainability Structuring Agent may rely conclusively on any such certificate, without further inquiry).
ARTICLE XIII.

BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS
13.1.    Successors and Assigns. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns permitted hereby, except that (i) the Borrower shall not have the right to assign its rights or obligations under the Loan Documents without the prior written consent of each Lender, (ii) any assignment by any Lender must be made in compliance with Section 13.3, and (iii) any transfer by participation must be made in compliance with Section 13.2. Any attempted assignment or transfer by any party not made in compliance with this Section 13.1 shall be null and void, unless such attempted assignment or transfer is treated as a participation in accordance with Section 13.3. The parties to this Agreement acknowledge that clause (ii) of this Section 13.1 relates only to absolute assignments and this Section 13.1 does not prohibit assignments creating security interests, including, without limitation, (x) any pledge or assignment by any Lender of all or any portion of its rights under this Agreement and any Note to a Federal Reserve Bank or other central banking authority or (y) in the case of a Lender which is a Fund, any pledge or assignment of all or
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any portion of its rights under this Agreement and any Note to its trustee in support of its obligations to its trustee; provided, however, that no such pledge or assignment creating a security interest shall release the transferor Lender from its obligations hereunder unless and until the parties thereto have complied with the provisions of Section 13.3. The Administrative Agent may treat the Person which made any Loan or which holds any Note as the owner thereof for all purposes hereof unless and until such Person complies with Section 13.3; provided, however, that the Administrative Agent may in its discretion (but shall not be required to) follow instructions from the Person which made any Loan or which holds any Note to direct payments relating to such Loan or Note to another Person. Any assignee of the rights to any Loan or any Note agrees by acceptance of such assignment to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the owner of the rights to any Loan (whether or not a Note has been issued in evidence thereof), shall be conclusive and binding on any subsequent holder or assignee of the rights to such Loan.

13.2.    Participations.
13.2.1    Permitted Participants; Effect. Any Lender may at any time sell to one or more banks or other entities (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person, any Defaulting Lender, or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (“Participants”) participating interests in any Loan owing to such Lender, any Note held by such Lender, any Term Loan Commitment of such Lender or any other interest of such Lender under the Loan Documents, in each case, with no consent of or notice to any party. In the event of any such sale by a Lender of participating interests to a Participant, such Lender’s obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the owner of its Loans and the holder of any Note issued to it in evidence thereof for all purposes under the Loan Documents, all amounts payable by the Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under the Loan Documents.
13.2.2    Voting Rights. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Loan or Term Loan Commitment in which such Participant has an interest which would require consent of all of the Lenders pursuant to the terms of Section 14.13 or of any other Loan Document.
13.2.3    Benefit of Certain Provisions. The Borrower agrees that each Participant shall be deemed to have the right of setoff provided in Section 14.15(a) in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the right of setoff provided in Section 14.15(a) with respect to the amount of participating interests sold to each
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Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 14.15(a), agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 14.15(b) as if each Participant were a Lender. The Borrower further agrees that each Participant shall be entitled to the benefits of Sections 4.1, 4.2, 4.4 and 4.5 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 13.3, provided that (i) a Participant shall not be entitled to receive any greater payment under Section 4.1, 4.2, 4.4 or 4.5 than the Lender who sold the participating interest to such Participant would have received had it retained such interest for its own account, unless the sale of such interest to such Participant is made with the prior written consent of the Borrower, and (ii) any Participant not incorporated under the laws of the United States of America or any State thereof agrees to comply with the provisions of Section 4.5 to the same extent as if it were a Lender.
13.2.4 Participant Register. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Term Loan Commitments, Loans or its other obligations under this Agreement) except to the extent that such disclosure is necessary to establish that such Term Loan Commitment, Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.
13.3.    Assignments; Consents. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Term Loan Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:

13.3.1    Minimum Amounts.
    (A)    in the case of an assignment of the entire remaining amount of an assigning Lender’s Term Loan Commitment and the Loans at the time owing to it, or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

    (B)    in any case not described in the immediately preceding subsection (A), the aggregate amount of the Term Loan Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Term Loan Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the
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Assignment and Assumption Agreement with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption Agreement, as of the Trade Date) shall not be less than $5,000,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that if, after giving effect to such assignment, the amount of the Term Loan Commitment held by such assigning Lender or the outstanding principal balance of the Loans of such assigning Lender, as applicable, would be less than $5,000,000, then such assigning Lender shall assign the entire amount of its Term Loan Commitment and the Loans at the time owing to it.

    13.3.2    Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Term Loan Commitment assigned.

    13.3.3    Required Consents. No consent shall be required for any assignment except to the extent required by Section 13.3.1(B) and, in addition:

    (A)    the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof; and

    (B)    the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of a Term Loan Commitment or a Loan if such assignment is to a Person that is not already a Lender, an Affiliate of a Lender or an Approved Fund with respect to a Lender.

    13.3.4    Assignment and Acceptance; Notes. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption Agreement, together with a processing and recordation fee of $3,500 for each assignment, and the assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. If requested by the transferor Lender or the Assignee, upon the consummation of any assignment, the transferor Lender, the Administrative Agent and the Borrower shall make appropriate arrangements so that new Notes are issued to the Assignee and such transferor Lender, as appropriate.

    13.3.5    No Assignment to Borrower or Defaulting Lender. No such assignment shall be made to (i) the Borrower or any of the Borrower’s Affiliates or Subsidiaries or (ii) any Defaulting Lender.

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    13.3.6    No Assignment to Natural Persons. No such assignment shall be made to a natural person or a holding company, investment vehicle or trust for, or owned and granted for the primary benefit of, a natural Person.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 13.4, from and after the effective date specified in each Assignment and Assumption Agreement, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption Agreement, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption Agreement, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption Agreement covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 12.8 and 14.6 and the other provisions of this Agreement and the other Loan Documents that survive the termination hereof and thereof with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 13.2.

13.4.    Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at the Administrative Office a copy of each Assignment and Assumption Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Term Loan Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

13.5.    [Reserved].
13.6    Confidentiality. Except as otherwise provided by Applicable Law, the Administrative Agent and each Lender shall maintain the confidentiality of all Information (as defined below) in accordance with its customary procedure for handling confidential information of this nature and in accordance with safe and sound banking practices but in any event may make disclosure: (a) to its Affiliates and to its and its Affiliates’ respective Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any actual or proposed Eligible Assignee, Participant or other transferee in connection with a potential transfer of any Term Loan Commitment, Loan or participation therein as permitted hereunder, or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations; (c) as required or requested by any Governmental Authority or representative thereof or pursuant to legal process or in connection with any legal
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proceedings, or as otherwise required by Applicable Law; (d) to the Administrative Agent’s or such Lender’s independent auditors and other professional advisors (provided they shall be notified of the confidential nature of the information); (e) in connection with the exercise of any remedies under any Loan Document or any action or proceeding relating to any Loan Document or the enforcement of rights hereunder or thereunder; (f) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section actually known by the Administrative Agent or such Lender to be a breach of this Section or (ii) becomes available to the Administrative Agent, any Lender or any Affiliate of the Administrative Agent or any Lender on a nonconfidential basis from a source other than the Borrower or any Affiliate of the Borrower; (g) to the extent requested by, or required to be disclosed to, any nationally recognized rating agency or regulatory or similar authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners) having or purporting to have jurisdiction over it; (h) to bank trade publications, such information to consist of deal terms and other information customarily found in such publications; (i) to any other party hereto; (j) on a confidential basis to (i) any rating agency in connection with rating the Borrower or its Subsidiaries or the Facility or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the facility; and (k) with the consent of the Borrower. Notwithstanding anything contained herein to the contrary, (A) the Administrative Agent and each Lender may disclose any such confidential information, without notice to the Borrower or the General Partner, to Governmental Authorities in connection with any regulatory examination of the Administrative Agent or such Lender or in accordance with the regulatory compliance policy of the Administrative Agent or such Lender and (B) nothing in this Section 13.6 prohibits any Person from communicating or disclosing information regarding suspected violations of laws, rules or regulations to a governmental, regulatory or self-regulatory authority. As used in this Section, the term “Information” means all information received from the Borrower, the General Partner, any Subsidiary or Affiliate of the Borrower relating to the Borrower, the General Partner or any of their Affiliates or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower, the General Partner, or any Subsidiary or any Affiliate of the Borrower, provided that, in the case of any such Information received from the Borrower, the General Partner, or any Subsidiary or any Affiliate of the Borrower after the date hereof, such Information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

13.7    Tax Treatment. If any interest in any Loan Document is transferred to any Participant or purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a “Transferee”) which is not incorporated under the laws of the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 4.5(iv).
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ARTICLE XIV.

GENERAL PROVISIONS

14.1.    Survival of Representations. All representations and warranties contained in this Agreement shall survive delivery of the Notes and the making of the Borrowings herein contemplated.

14.2.    Governmental Regulation. Anything contained in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

14.3.    Taxes. Any recording and other taxes (excluding franchise, income or similar taxes) or other similar assessments or charges payable or ruled payable by any governmental authority incurred in connection with the consummation of the transactions contemplated by this Agreement shall be paid by the Borrower, together with interest and penalties, if any.

14.4.    Headings. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

14.5.    No Third Party Beneficiaries. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

14.6.    Expenses; Indemnification. Subject to the provisions of this Agreement, the Borrower will pay (a) all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent, the Sustainability Structuring Agent and each Arranger and any Related Party of any of the foregoing (including the reasonable and documented legal fees, out-of-pocket costs and other reasonable expenses of counsel for the Administrative Agent and the Sustainability Structuring Agent) in connection with the preparation, execution and delivery of this Agreement, the Notes, the other Loan Documents and any amendments, modifications or waivers hereto or thereto; provided that payments in respect of legal fees and expenses shall be limited to reasonable and documented costs and expenses of a single external counsel to the Administrative Agent, the Sustainability Structuring Agent and each Arranger and their respective Related Parties and, if reasonably necessary, one local or special counsel in any relevant jurisdiction to such Persons (and, in the case of an actual or perceived conflict of interest where the Person affected by such conflict informs the Borrower of such conflict and thereafter retains its own counsel, of another firm of counsel for such affected Person, and, if reasonably necessary, of a single firm of local or special counsel acting in multiple jurisdictions), (b) all out-of-pocket costs and expenses incurred by the Administrative Agent, the Sustainability Structuring Agent and the Lenders (including the fees, charges and disbursements of counsel to the Administrative Agent, the Sustainability Structuring Agent and the Lenders) in connection with the enforcement and protection of the rights of the Lenders under this Agreement, the Notes or the other Loan Documents, and (c) all reasonable and documented out-of-pocket costs and expenses of periodic audits by the Administrative Agent’s personnel of the Borrower’s books and records provided that so long as an Event of Default has not occurred and is continuing, the Borrower shall be required to pay for only one such audit during any
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year. The Borrower further agrees to indemnify the Administrative Agent, the Sustainability Structuring Agent and the Lenders, each such Person’s respective Affiliates, and each such Person’s and their Affiliates’ respective directors, officers, employees, agents and advisors (each, an “Indemnified Party”) against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all charges and disbursements of counsel (limited to reasonable and documented costs and expenses of a single external counsel for all Indemnified Parties, taken as a whole, and, if reasonably necessary, one local or special counsel for all Indemnified Parties, taken as a whole, in any relevant jurisdiction to such Persons, and in the case of an actual or perceived conflict of interest, where an Indemnified Party affected by such conflict informs the Borrower of such conflict and thereafter retains its own counsel, of another firm of counsel for such affected Indemnified Party and, if reasonably necessary, of a single firm of local or special counsel acting in multiple jurisdictions)) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Borrowing hereunder, except that the foregoing indemnity shall not apply to any Indemnified Party to the extent that any losses, claims, etc. are determined by a court of competent jurisdiction by a final and non-appealable judgment to have resulted from such Indemnified Party’s Gross Negligence, willful misconduct or a breach in bad faith of its express obligations under the Loan Documents. In the case of an investigation, litigation or proceeding to which the indemnity in this Section applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Borrower or the General Partner or the Borrower’s or the General Partner’s equity holders or creditors or an Indemnified Party is otherwise party thereto. The obligations of the Borrower under this Section shall survive the termination of this Agreement.

14.7.    Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

14.8.    Nonliability of the Lenders; No Advisory or Fiduciary Responsibility.

(a)    The relationship between the Borrower and the Lenders shall be solely that of borrower and lender. The Lenders shall not have any fiduciary responsibilities to the Borrower. The Lenders undertake no responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower’s business or operations. Moreover, none of the Administrative Agent, the Sustainability Structuring Agent or any Lender shall be liable to the Borrower or any other parties. None of the Administrative Agent, the Sustainability Structuring Agent or any Lender, or any Related Party of the Administrative Agent, the Sustainability Structuring Agent or any Lender shall have any liability with respect to, and the Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, punitive or consequential damages suffered or incurred by the Borrower in connection with, arising out of, or in any way related to, this Agreement, any of the other Loan Documents or any fee letter delivered in connection herewith, or any of the transactions contemplated by this Agreement or any of the other Loan Documents.
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(b)    In connection with all aspects of each transaction contemplated hereby, each Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that (i) the facilities provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Borrower, the General Partner and their respective Affiliates, on the one hand, and the Administrative Agent, the Sustainability Structuring Agent, the Arrangers, and the Lenders, on the other hand, and the Borrower and the General Partner are capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof), (ii) in connection with the process leading to such transaction, each of the Administrative Agent, the Sustainability Structuring Agent, the Arrangers and the Lenders is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for the Borrower, the General Partner or any of their respective Affiliates, stockholders, creditors or employees or any other Person, (iii) none of the Administrative Agent, the Sustainability Structuring Agent, the Arrangers or the Lenders has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Borrower or the General Partner with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether the Administrative Agent, the Sustainability Structuring Agent, any Arranger or any Lender has advised or is currently advising the Borrower, the General Partner or any of their respective Affiliates on other matters) and none of the Administrative Agent, the Sustainability Structuring Agent, the Arrangers, or the Lenders has any obligation to the Borrower, the General Partner or any of their respective Affiliates with respect to the financing transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents, (iv) the Administrative Agent, the Sustainability Structuring Agent, the Arrangers and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from, and may conflict with, those of the Borrower, the General Partner and their respective Affiliates, and none of the Administrative Agent, the Sustainability Structuring Agent, the Arrangers or the Lenders has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship and (v) the Administrative Agent, the Sustainability Structuring Agent, the Arrangers and the Lenders have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and the Loan Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate.
(c)    Each Loan Party acknowledges and agrees that the Lenders, the Arrangers and any Affiliate thereof may lend money to, invest in, and generally engage in any kind of business with, any of the Borrower, the General Partner, any Affiliate thereof or any other person or entity that may do business with or own securities of any of the foregoing, all as if such Lender, Arranger or Affiliate thereof were not a Lender, an Arranger or an Affiliate thereof (or an agent or any other person with any similar role under the Facility) and without any duty to account therefor to any other Lender, any other Arranger, the General Partner,
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the Borrower or any Affiliate of the foregoing.  Each Lender, each Arranger and any Affiliate thereof may accept fees and other consideration from the General Partner, the Borrower or any Affiliate thereof for services in connection with this Agreement, the Facility or otherwise without having to account for the same to any other Lender, any other Arranger, the Borrower, the General Partner or any Affiliate of the foregoing.
14.9.    Choice of Law. THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

14.10.    Consent to Jurisdiction. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE LENDERS TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE LENDERS OR ANY AFFILIATE OF THE LENDERS INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

14.11.    WAIVER OF JURY TRIAL. THE BORROWER, THE GENERAL PARTNER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

14.12.    Successors and Assigns. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights or obligations under the Loan Documents. Any assignee or transferee of rights or obligations hereunder or under the Notes agrees by acceptance thereof to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the holder of a Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

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14.13.    Entire Agreement; Modification of Agreement. The Loan Documents embody the entire agreement among the Borrower, the General Partner, Administrative Agent, and Lenders and supersede all prior conversations, agreements, understandings, commitments and term sheets among any or all of such parties with respect to the subject matter hereof. Subject to Section 1.7, any provisions of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower, and Administrative Agent if the rights or duties of Administrative Agent are affected thereby, and
(a)    each of the Lenders adversely affected thereby if such amendment or waiver:
(i)    subject to clause (d) below, reduces or forgives any payment of principal or interest on the Obligations or any fees payable by the Borrower to such Lender hereunder; or
(ii)    postpones the date fixed for any payment of principal of or interest on the Obligations or any fees payable by the Borrower to such Lender hereunder; or
(iii)    increases the amount of such Lender’s Term Loan Commitment or the unpaid principal amount of such Lender’s Loan (other than pursuant to an assignment permitted under Section 13.3); or
(iv)    extends the Maturity Date (other than pursuant to Section 2.19 hereof); or
(v)    modifies or waives all or any portion of Section 2.20 or Section 2.22;
(b)    all of the Lenders if such amendment or waiver:
(i)    releases or limits the liability of the General Partner under the Loan Documents; or
(ii)    changes the definition of Required Lenders, or modifies any requirement for consent by each of the Lenders; or
(iii)    modifies or waives the second and third sentences of Section 9.3 hereof;
(c)    the Required Lenders, to the extent expressly provided for herein and in the case of all other waivers or amendments if no percentage of Lenders is specified herein; or
(d)    the Administrative Agent and the Borrower may, without the consent of any Lender, enter into amendments or modifications to this Agreement or any of the other Loan Documents or enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to implement any Benchmark Replacement or otherwise effectuate the terms of Section 4.8(c) in accordance with the terms of Section 4.8(c).

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Notwithstanding the foregoing, no amendment, waiver or consent shall affect the rights or duties of the Sustainability Structuring Agent under this Agreement or any other Loan Document unless such amendment, waiver or consent is in writing and signed by the Sustainability Structuring Agent, in addition to the Administrative Agent and the Lenders required pursuant to this Section 14.13 to take such action.

14.14.    Dealings with the Borrower. The Lenders and their Affiliates may accept deposits from, extend credit to and generally engage in any kind of banking, trust or other business with the Borrower or the General Partner or any of their Affiliates regardless of the capacity of the Lenders hereunder.

14.15.    Set-Off.

(a)    Subject to Section 2.20 and in addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, the Borrower hereby authorizes the Administrative Agent, each Lender, each Affiliate of the Administrative Agent or any Lender, and each Participant, at any time, or from time to time while, an Event of Default exists, without notice to the Borrower or to any other Person, any such notice being hereby expressly waived, but in the case of a Lender, an Affiliate of a Lender, or a Participant, subject to receipt of the prior written consent of the Required Lenders exercised in their sole discretion, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Administrative Agent, such Lender, any Affiliate of the Administrative Agent or such Lender, or such Participant, to or for the credit or the account of the Borrower against and on account of any of the Obligations, irrespective of whether or not any or all of the Loans and all other Obligations have been declared to be, or have otherwise become, due and payable as permitted by Section 11.1, and although such Obligations shall be contingent or unmatured.
(b)    Each Lender agrees that if it shall, by exercising any right of set off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal, interest or fees due with respect to any Loan held by it (other than payments received pursuant to Sections 4.1, 4.2, 4.5 and 4.8) which is greater than the proportion received by any other Lender in respect of the aggregate amount of principal, interest or fees due with respect to any Loan held by such other Lender, the Lender receiving such proportionately greater payment shall purchase such participations in the Loans held by the other Lenders and such other adjustments shall be made as may be required so that all such payments of principal, interest or fees with respect to the Loans held by the Lenders shall be shared by the Lenders pro rata according to their respective Percentages.
14.16.    Counterparts; Integration, Effectiveness, Electronic Execution.
(a)    This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the
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Administrative Agent and/or any Arranger, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 5.1, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.
(b)    The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Agreement, any other Loan Document or any document, amendment, approval, consent, waiver, modification, information, notice, certificate, report, statement, disclosure, or authorization to be signed or delivered in connection with this Agreement or any other Loan Document or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Loan Parties may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including one or more copies of any Communication in the form of an imaged Electronic Record, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided that without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature from any party hereto, the Administrative Agent and the other parties hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the executing party without further verification and (b) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by an original manually executed counterpart thereof. Without limiting the generality of the foregoing, each party hereto hereby (i) agrees that, for all
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purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and any of the Loan Parties, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives (1) any argument, defense or right to contest the validity or enforceability of the Loan Documents based solely on the lack of paper original copies of any Loan Documents, including with respect to any signature pages thereto and (2) any claim against the Administrative Agent, any Lender or any of their Related Parties for liabilities arising solely from the Administrative Agent’s, any Lender’s or any of their Related Parties’ reliance on or use of Electronic Signatures, including any such liabilities arising as a result of the failure of the Loan Parties to use any available security measures in connection with the execution, delivery or transmission of any such Electronic Signature. Each party hereto acknowledges, represents and warrants to the other parties hereto that it has the corporate or other organizational capacity to execute and deliver this Agreement and any other Communication through electronic means as provided for herein and there are no restrictions or other limitations on doing so in such party’s organizational documents.
14.17.    Patriot Act CIP Notice. Each Lender hereby notifies the Borrower and the General Partner that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act), it is from time to time required to obtain, verify and record information that identifies the Borrower and the General Partner, which information includes the name and address of the Borrower and the General Partner and other information that will allow such Lender to identify the Borrower and the General Partner in accordance with the Act.

14.18.    Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b)    the effects of any Bail-In Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
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(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.
14.19.    Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Rate Management Transactions or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and, each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the FDIC under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)    In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b)    As used in this Section 14.19, the following terms have the following meanings:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following:

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(i)    a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(ii)    a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii)    a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
14.20.    Certain ERISA Matters.

(a)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Sustainability Structuring Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:
(i)    such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans or the Term Loan Commitments;
(ii)    the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Term Loan Commitments and this Agreement;
(iii)    (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Term Loan Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Term Loan Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect
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to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Term Loan Commitments and this Agreement; or
(iv)    such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Sustainability Structuring Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that none of the Administrative Agent, the Sustainability Structuring Agent, any Arranger and their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Term Loan Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).
ARTICLE XV.

NOTICES
15.1.    Giving Notice; Electronic Delivery. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by email and addressed or delivered to such party at its address set forth below or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by email, shall be deemed given when transmitted (provided that, if such notice is transmitted by email, such notice is also promptly mailed in accordance with this paragraph). Notice may be given as follows:

To the Borrower:
First Industrial, L.P.
c/o First Industrial Realty Trust, Inc.
1 N. Wacker Drive
Suite 4200
Chicago, Illinois 60606
Attention: Mr. Scott Musil
Email: smusil@firt.com

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To the General Partner:
First Industrial Realty Trust, Inc.
1 N. Wacker Drive
Suite 4200
Chicago, Illinois 60606
Attention: Scott A. Musil
Email: smusil@firt.com

Each of the above with a copy to:
Barack Ferrazzano Kirschbaum & Nagelberg LLP
200 West Madison
39th Floor
Chicago, Illinois 60606
Attention: Michael Tomczyk and Matthew A. Jackson
Email: michael.tomczyk@bfkn.com; matt.jackson@bfkn.com

To each Lender:
At such address as set forth in its Administrative Questionnaire

To the Administrative Agent:
Wells Fargo Bank, National Association, as agent
10 South Wacker Drive, 20th Floor
Chicago, IL 60606
Attention: Scott S. Solis
Email: scott.s.solis@wellsfargo.com

with a copy to:

Wells Fargo Bank, National Association, as agent
MAC: N9300-140
600 S. 4th Street, Floor 014
Minneapolis, MN 55415
Attention: CB Operations Lending Manager
Email: creloanservicingoperations@wellsfargo.com

Wells Fargo Bank, National Association
550 S Tryon Street, 22nd Floor
MAC: D1086 – 220
Charlotte, North Carolina 28202
Attention: Transaction Management Director

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    Documents required to be delivered pursuant to the Loan Documents may be delivered by electronic communication and delivery, including, the Internet, e-mail or intranet websites to which the Administrative Agent and each Lender have access (including a commercial, third-party website such as www.sec.gov <http://www.sec.gov> or a website sponsored or hosted by the Administrative Agent or the Borrower) provided that the foregoing shall not apply to (i) notices to any Lender pursuant to Article II and (ii) any Lender that has notified the Administrative Agent and the Borrower that it cannot or does not want to receive electronic communications. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic delivery pursuant to procedures approved by it for all or particular notices or communications. Documents or notices delivered electronically shall be deemed to have been delivered twenty-four (24) hours after the date and time on which the Administrative Agent or the Borrower posts such documents or the documents become available on a commercial website and the Administrative Agent or Borrower notifies each Lender of said posting and provides a link thereto provided if such notice or other communication is not sent or posted during the normal business hours of the recipient, said posting date and time shall be deemed to have commenced as of 11:00 a.m. (Central Time) on the opening of business on the next Business Day for the recipient. Notwithstanding anything contained herein, in every instance the Borrower shall be required to provide paper copies of the certificate required by Section 8.2(d) to the Administrative Agent and shall deliver paper copies of any documents to the Administrative Agent or to any Lender that requests such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender. Except for the certificates required by Section 8.2(d), the Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents delivered electronically, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery. Each Lender shall be solely responsible for requesting delivery to it of paper copies and maintaining its paper or electronic documents.

    Documents required to be delivered pursuant to Article II may be delivered electronically to a website provided for such purpose by the Administrative Agent pursuant to the procedures provided to the Borrower by the Administrative Agent.

15.2.    Change of Address. Each party may change the address for service of notice upon it by a notice in writing to the other parties hereto.

[Signature pages on file with Administrative Agent]
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EXHIBIT J

FORM OF NOTICE OF BORROWING

____________, 20__

Wells Fargo Bank, National Association, as agent
MAC: N9300-140
600 S. 4th Street, Floor 014
Minneapolis, MN 55415
Attention: CB Operations Lending Managers

Ladies and Gentlemen:

Reference is made to that certain Second Amended and Restated Unsecured Term Loan Agreement dated as of March 18, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among FIRST INDUSTRIAL, L.P., a Delaware limited partnership (the “Borrower”), the financial institutions party thereto and their assignees under Section 13.3 thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Loan Agreement.

1.    Pursuant to Section 2.7 of the Loan Agreement, the Borrower hereby requests that the Lenders make Loans to the Borrower in an aggregate amount equal to $___________________.

2.    The Borrower requests that such Loans be made available to the Borrower on ____________, 20__.

3.    The Borrower hereby requests that such Loans be of the following Type:

[Check one box only]
☐    Base Rate Borrowing
☐    Daily Simple SOFR Borrowing
☐    Term SOFR Borrowing, with an initial Interest Period for a duration of:

    [Check one box only]
☐    one month
☐    three months
☐    six months

4. The location and number of Borrower’s account to which proceeds of the Requested Loan are to be disbursed: _________________________.

The Borrower hereby certifies to the Administrative Agent and the Lenders that as of the date hereof, as of the date of the making of the requested Loans, and after making such Loans, (a) no Default or Event of Default exists or would exist; and (b) the representations and warranties made or deemed made by the Borrower and each other Loan Party pursuant to Section 5.2(b) of the Loan Agreement, are and shall be true and correct in all material respects with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date). In addition, the Borrower certifies to the Administrative Agent and the Lenders that all conditions to the making of the requested Loans contained in Section 5.2 of the Loan Agreement will have been satisfied at the time such Loans are made.

FIRST INDUSTRIAL, L.P.
By: FIRST INDUSTRIAL REALTY TRUST, INC.
General Partner

By: ___________________________________
Print Name: ____________________________
Title: _________________________________